[sidebar on cover]
FIXED INCOME FUNDS

                                     ANNUAL
                                     REPORT

                      -----------------------------------
                      Vista. Setting the Global Standard.



                        VISTA U.S. TREASURY INCOME FUND

                     VISTA U.S. GOVERNMENT SECURITIES FUND

                                VISTA BOND FUND

                           VISTA SHORT-TERM BOND FUND


                                  [Vista Logo]


                                     VISTA
                             FAMILY OF MUTUAL FUNDS
                           MANAGED BY CHASE MANHATTAN

                                October 31, 1997

                                   HIGHLIGHTS

Over the reporting year, the fixed income markets exhibited significant volatility as investors reacted to changing perception of U.S. economic strength.

[bullet] During the reporting period, the yield on the 30-year U.S. Treasury bond fell from 6.65% to 6.15%

[bullet] The yield on the 30-year bond peaked at 7.17% on April 11, 1997, shortly after the Federal Reserve Board did indeed act on March 25th, but then began moving down with occasional interruptions for the remainder of the reporting year as inflation remained muted.


                                    CONTENTS

         Chairman's Letter                                         3

         Vista U.S. Treasury Income Fund
           Fund Commentary [bullet] Portfolio of Investments       4

         Vista U.S. Government Securities Fund
           Fund Commentary [bullet] Portfolio of Investments       9

         Vista Bond Fund
           Fund Commentary [bullet] Portfolio of Investments      15

         Vista Short-Term Bond Fund
           Fund Commentary [bullet] Portfolio of Investments      24

         Financial Statements                                     32

         Notes to Financial Statements                            35

         Financial Highlights                                     43

         Report of Independent Accountants                        47


INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                 Unaudited
                          Vista Family of Mutual Fund


                               CHAIRMAN'S LETTER

                                                               December 10, 1997
Dear Shareholder:

We are pleased to present this Annual Report for the following Vista Fixed Income Funds for the year ended October 31, 1997:


   [bullet] U.S. Treasury Income Fund           [bullet] Bond Fund
   [bullet] U.S. Government Securities Fund     [bullet] Short-Term Bond Fund

Economic Growth Reports Drive Fixed Income Markets
Over the reporting year, the yield on the 30-year U.S. Treasury bond fell from 6.65% to 6.15%, while the yield on the two-year Treasury note declined from 5.74% to 5.61%. Behind this generally positive backdrop, however, the fixed income markets exhibited significant volatility as investors reacted to a changing perception of U.S. economic strength.

Specifically, fixed income investors were concerned that the high levels of economic growth would lead to a resurgence of inflation, a sensitivity that caused investors to react -- and at times overreact -- to each new economic report. Volatility levels peaked in late February when reports of unexpectedly strong economic growth created the expectation that the Federal Reserve Board would raise short term interest rates. The yield on the 30-year bond peaked at 7.17% on April 11, 1997, shortly after the Fed did indeed act on March 25th, but then began moving down with occasional interruptions for the remainder of the reporting year as inflation remained muted.

U.S. Treasuries: Safe Haven Amid Asian Crisis
As the reporting year ended, U.S. fixed income markets were in the midst of a strong rally as global investors sought a safe haven in U.S. Treasury securities in light of worldwide stock market volatility. The rally was reinforced by the general belief that the Asian economic difficulties would cause a slowing of U.S. exports to that region while also adding to Asian imports to the U.S., both of which were expected to dampen inflation.

The recent equity market volatility serves as a timely reminder of the important role fixed income securities play in any diversified portfolio. All of us at Vista encourage you to maintain your investing discipline in the months and years ahead. If you have any questions, please call your investment professional or 1-800-34-VISTA.


Sincerely yours,


/s/Fergus Reid
Fergus Reid
Chairman

                                   Unaudited
                                About Your Fund


                        VISTA U.S. TREASURY INCOME FUND

--------------------------------------------------------------------------------
                                   FUND FACTS
--------------------------------------------------------------------------------

  Objective:                  Income

  Primary investments:        High-quality
                              U.S. Treasury Bonds

  Suggested investment        Mid- to Long-Term
  time frame:

  Market benchmark:           Lehman Treasury Bond Index

  Lipper Funds category:      General U.S. Government Funds
                              Average


                              Class A          Class B
                             ---------------  --------------
  Inception date:             9/8/87           11/4/93

  Newspaper symbol:           US Treas         not listed

  As of October 31, 1997

  Net assets:                 $85.1 million    $10.6 million

  Average maturity:           9.0 years        9.0 years

  Average duration:           5.2 years        5.2 years

  Average quality:            AAA              AAA

                                   Unaudited
                                About Your Fund


                        VISTA U.S. TREASURY INCOME FUND

PERFORMANCE
Vista U.S. Treasury Income Fund, which seeks to provide income through a portfolio of high-quality U.S. Treasury Bonds, had a total return of 7.35% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
The Fund's management team began the reporting year maintaining a slightly-long portfolio duration. In February, when rates began rising, the management team reduced the Fund's duration to neutral and adopted a barbell maturity strategy, which involved investments at the short and long ends of the yield curve while avoiding bonds with medium-term maturities. This strategy helped the Fund perform well in March's rising interest rate environment.


When reports of a slowing economy and low inflation led to a late-spring market rally, the management team became gradually more aggressive. By the end of June, they had re-extended to a slightly-long duration, emphasizing long-term securities to take advantage of an expected flattening of the yield curve. This stance proved beneficial as the yield curve did indeed flatten and the market rallied through the end of the reporting period.


OUTLOOK
Moving forward, the management team believes that U.S. economic growth will moderate and that inflation will be further dampened by the events in Asia.

                                   Unaudited
                                About Your Fund


                        VISTA U.S. TREASURY INCOME FUND

                        VISTA U.S. TREASURY INCOME FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

                     [Tabular representation of pie chart]

                                Cash/Other 2.1%
                                Bonds     97.9%



                        VISTA U.S. TREASURY INCOME FUND
             COMPOSITION OF MARKET VALUE OF PORTFOLIO AS OF 10/31/97

                     [Tabular representation of pie chart]

                    U.S. Treasury Note                 73.61%
                    U.S. Treasury Bonds                22.03%
                    U.S. Government Agency Obligations  4.25%
                    Other                               0.11%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
--------------------------------------------------------------------------------

                                      Without            With
  Class A Shares                  Sales Charge     Sales Charge
  One Year                             7.35%            2.52%
  Five Years                           6.20%            5.23%
  Ten Years                            8.21%            7.71%
  Since Inception (9/8/87)             8.80%            8.31%
                                      Without           With
  Class B Shares                      CDSC              CDSC*
  One Year                             6.56%            1.56%
  Five Years+                          5.63%            3.70%
  Ten Years+                           7.92%            7.92%
  Since Inception (9/8/87)+            8.51%            8.51%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period, a 2% CDSC for the five year period and 0% CDSC for the period since inception.

+ The Fund commenced operations on 9/8/87. Class B Shares were introduced on 11/4/93. Investors should note that the information presented for Class B prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been reinstated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund


                        VISTA U.S. TREASURY INCOME FUND

[line chart]
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                   VISTA U.S. TREASURY INCOME FUND -- CLASS A
                             AND ITS KEY BENCHMARKS

          U.S. Treasury    Lipper Gen. U.S. Govt.   Lehman Treasury
          Income Fund         Funds Avg.            Bond Index

10/87        9550               10000                 10000
            10571               10996                 10963
10/89       11802               12088                 12302
            12474               12747                 13009
10/91       14229               14596                 14900
            15566               15879                 16448
10/93       17489               17788                 18610
            16513               16735                 17781
10/95       18922               19187                 20515
            19596               19950                 21555
10/31/97    21036               21552                 23411


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista U.S. Treasury Income Fund, the Lipper General U.S. Government Funds Average and the Lehman Treasury Bond Index from October 31, 1987 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.50% sales charge. The performance of the average and the index do not include a sales charge and have been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper General U.S. Government Funds Average represents the average performance of a universe of 194 actively managed U.S. government income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman Treasury Bond Index is a replica (or model) of the U.S. government treasury securities market. This index reflects the reinvestment of dividends. An individual cannot invest in the index.

Vista U.S. Treasury Income Fund
Portfolio of Investments October 31, 1997


 Principal
  Amount      Issuer                                Value
------------- ------------------------------------- ------------
Long-Term Investments -- 94.1%
----------------------------------------------------------------
              U. S. Treasury Securities -- 94.1%
              -------------------------------------
              U.S. Treasury Notes -- 72.4%
 $ 7,500,000  7.00%, 04/15/99                        $ 7,642,950
   9,200,000  9.13%, 05/15/99                          9,664,324
   5,000,000  6.75%, 06/30/99                          5,087,500
  13,000,000  7.88%, 08/15/01                         13,920,140
   6,000,000  6.50%, 05/31/02                          6,171,540
  13,000,000  8.50%, 02/15/20                         16,536,390
  10,000,000  6.38%, 08/15/27                         10,306,200
                                                     -----------
                                                      69,329,044
                                                     -----------
              U.S. Treasury Bonds -- 21.7%
   6,000,000  7.75%, 01/31/00                          6,257,820
   8,000,000  11.75%, 08/15/01                         9,428,720
   3,900,000  10.75%, 08/15/05                         5,063,916
                                                     -----------
                                                      20,750,456
============  =====================================  ===========
              Total Long-Term Investments             90,079,500
              (Cost $89,348,933)
----------------------------------------------------------------
Short-Term Investments -- 4.3%
----------------------------------------------------------------
              U.S. Government Agency Obligations -- 4.2%
              --------------------------------------------------
   4,000,000  Federal Home Loan Mortgage Corp.,
              Discount Note, 5.65%, 11/03/97           3,998,744
              U.S. Treasury Securities -- 0.1%
              -------------------------------------
     100,000  U.S. Treasury Bill, 5.33%, 11/20/97         99,731
============  =====================================  ===========
              Total Short-Term Investments             4,098,475
              (Cost $4,098,475)
              =====================================  ===========
              Total Investments--98.4%               $94,177,975
              (Cost $93,447,408)
              =====================================  ===========



                       See notes to financial statements.

                                   Unaudited
                                About Your Fund


                     VISTA U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                                   FUND FACTS
--------------------------------------------------------------------------------

  Objective:                  Income

  Primary investments:        High-quality U.S. Government,
                              Agency and Corporate Bonds

  Suggested investment
  time frame:                 Mid- to Long-Term

  Market benchmark:           Merrill Lynch Government Bond
                              Index
                              Merrill Lynch 50% Govt./50% Mtg.
                              Index

  Lipper Funds category:      General U.S. Government Funds Average


                              Class A         Class I
                             --------------  --------------
  Inception date:             5/6/96          2/19/93

  Newspaper symbol:           not listed      US Govt

  As of October 31, 1997

  Net assets:                 $2.3 million    $52.9 million

  Average maturity:           15.9 years      15.9 years

  Average duration:           3.9 years       3.9 years

  Average quality:            AAA             AAA

                                   Unaudited
                                About Your Fund


                     VISTA U.S. GOVERNMENT SECURITIES FUND

PERFORMANCE
Vista U.S. Government Securities Fund, which seeks income by investing in a portfolio of high-quality, U.S. government, agency and corporate bonds, provided shareholders with a total return of 7.61% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
Using a relative value analysis, the Fund's management team began the reporting year by emphasizing mortgage-backed securities. This helped the Fund outperform as sector spreads tightened in response to a trading range rate environment and low market volatility. In early 1997, as rates began a moderate uptrend in February, the management team reduced duration to neutral and adopted a barbell strategy that sought to take advantage of stronger relative values at the short and long ends of the yield curve.


The management team retained its mortgage overweight as rates began trending downward during the summer, but shifted its emphasis from pass-through securities, which have higher pre-payment risk, to better-structured collateralized mortgage obligations (CMOs). As the reporting period ended, the Fund had increased its allocation to Treasury securities and had a slightly-longer than benchmark duration. Both of these strategies proved highly beneficial as global investors sought the safe haven of Treasury bonds during the October volatility.


OUTLOOK
The management team believes that, by the first quarter of 1998, U.S. economic growth will moderate and that inflation will be further dampened by the events in Asia. With the expectation that rates will decline, after the first quarter, the management team expects to shift to a longer-than-benchmark duration, underweight U.S. Treasury securities and overweight mortgage-backed securities.

                                   Unaudited
                                About Your Fund


                      VISTA U.S. GOVERNMENT SECURITIES FUND

                      VISTA U.S. GOVERNMENT SECURITIES FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

                     [Tabular representation of pie chart]

                                Cash/Other 25.9%
                                Bonds      74.1%



                      VISTA U.S. GOVERNMENT SECURITIES FUND
             COMPOSITION OF MARKET VALUE OF PORTFOLIO AS OF 10/31/97

                     [Tabular representation of pie chart]

                   U.S. Treasury Securities           42.60%
                   Mortgage Backed Securities         41.52%
                   U.S. Government Agency Obligations 15.88%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
--------------------------------------------------------------------------------

                                       Without            With
  Class A Shares                   Sales Charge     Sales Charge
  One Year                              7.61%            2.77%
  Five Years                             N/A              N/A
  Since Inception (2/19/93)+            5.73%            4.69%

  Class I Shares
  One Year                              7.78%
  Five Years                             N/A
  Since Inception (2/19/93)             5.82%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. the voluntary waiver may be modified or terminated at any time, which would reduce performance.

+ The Fund commenced operations on 2/19/93. Class A Shares were introduced on 5/6/96. Investors should note that the information presented for Class A Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A Shares. Additionally, annualized figures have been restated to reflect the initial 4.50% sales charge that applies to the Fund's Class A shares. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge.

                                   Unaudited
                                About Your Fund


                     VISTA U.S. GOVERNMENT SECURITIES FUND
[line chart]
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                VISTA U.S. GOVERNMENT SECURITIES FUND -- CLASS I
                             AND ITS KEY BENCHMARKS


                  Vista U.S.    Lipper        Merrill Lynch    Merrill Lynch
                  Government    Gen. U.S.     Government       50% Govt./
                  Securities    Gov't.        Bond             50% Mtg.
                  Fund          Funds Avg.    Index            Index
 2/93             10000         10000         10000            10000
10/93             10636         10540         10768            10550
10/94             10112         10223         10302            10252
10/95             11556         11758         11890            11523
10/96             12015         12429         12490            11911
10/31/97          12949         12915         13573            12971


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I Shares of Vista U.S. Government Securities Fund, the Lipper General U.S. Government Funds Average, the Merrill Lynch Government Bond Index and a composite of the Merrill Lynch Government and Mortgage Master Index from February 19, 1993 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the average and the indexes do not include a sales charge and have been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The Fund commenced operations on 2/19/93. Class A Shares were introduced on 5/6/96. Investors should note that the information presented for Class A Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A Shares. Additionally, annualized figures have been restated to reflect the initial 4.50% sales charge that applies to the Fund's Class A shares. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper General U.S. Government Funds Average represents the average performance of a universe of 194 actively managed U.S. government income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.


The Merrill Lynch (ML) Government Index consists of bonds with a maturity greater than or equal to one year. The Merrill Lynch (ML) Mortgage Master Index consists of fixed-rate corporate interest-bearing bonds. The indexes are unmanaged and reflect reinvestment of dividends. An individual cannot invest in an index.

Vista U.S. Government Securities Fund
Portfolio of Investments October 31, 1997



 Principal
  Amount      Issuer                               Value
----------------------------------------------------------------
Long-Term Investments -- 86.8%
----------------------------------------------------------------
              U.S. Treasury Securities -- 41.4%
              ---------------------------------
              U.S. Treasury Notes & Bonds,
 $ 2,600,000  5.75%, 10/31/00                       $ 2,601,612
   2,300,000  5.88%, 11/30/01                         2,308,625
   4,000,000  5.88%, 09/30/02                         4,020,640
   3,250,000  6.25%, 06/30/02                         3,311,945
   1,850,000  6.25%, 05/31/99                         1,866,761
   5,000,000  6.38%, 08/15/27                         5,153,100
   1,400,000  6.50%, 10/15/06                         1,456,224
   2,000,000  6.63%, 05/15/07                         2,105,940
                                                    -----------
              Total U.S. Treasury Securities         22,824,847
              (Cost $22,555,377)                    -----------

              U.S. Government Agency Obligations -- 5.0%
              --------------------------------------------------

   2,750,000  Federal National Mortgage
              Association, 7.00%, 11/13/27            2,762,100
              (Cost $2,748,710)                     -----------

              Mortgage Backed Securities -- 40.4%
              -----------------------------------
              Mortgage Pass-Through Securities -- 23.3%
   2,195,880  Federal Home Loan Mortgage Corp.,
               Pool #E00491, 6.50%, 06/01/12          2,195,177
              Federal National Mortgage
               Association,
   1,431,345   Pool #100154, 12.00%, 06/01/27         1,701,288
   1,541,165   Pool #100160, 13.00%, 07/30/27         1,887,204
   1,576,041   Pool #313549, 9.00%, 09/01/22          1,701,115
   1,171,168   Pool #313748, 13.00%, 10/01/15         1,413,517
   1,704,481   Pool #373926, 8.50%, 12/01/24          1,791,563
   2,039,004  Government National Mortgage
              Association, Pool #780508, 8.00%,
               11/15/24                               2,128,190
                                                    -----------
                                                     12,818,054
                                                    -----------
              Collateralized Mortgage Obligations -- 17.1%
              Federal Home Loan Mortgage Corp.,
   2,800,000   Ser. 1761, Class G, 8.00%,
               06/15/21                               2,965,368

                       See notes to financial statements.

Vista U.S. Government Securities Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount      Issuer                                 Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
 $ 2,169,800   Ser. 1937, Class G, 7.50%,
               01/15/26                               $ 2,179,971
   4,300,000  Federal National Mortgage Corp., Ser.
               1999, Class PA, 6.00%, 10/15/10          4,281,188
                                                      -----------
                                                        9,426,527
                                                      -----------
              Total Mortgage Backed Securities         22,244,581
              (Cost $21,957,692)
============  =====================================   ===========
              Total Long-Term Investments              47,831,528
              (Cost $47,261,779)
-----------------------------------------------------------------
Short-Term Investments -- 10.4%
-----------------------------------------------------------------
              U.S. Government Agency Obligations -- 10.4%
              ---------------------------------------------------
   5,746,000  Federal Home Loan Mortgage Corp.,
              Discount Note 5.65%, 11/03/97             5,744,196
              (Cost $5,744,196)
============  =====================================   ===========
              Total Investments -- 97.2%              $53,575,724
              (Cost $53,005,975)
============  =====================================   ===========



                       See notes to financial statements.

                                   Unaudited
                                About Your Fund


                                VISTA BOND FUND

--------------------------------------------------------------------------------
                                   FUND FACTS
--------------------------------------------------------------------------------

  Objective:                  Income

  Primary investments:        High-quality Government, Agency,

                              Asset-Backed and Corporate Bonds
  Suggested investment
  time frame:                 Mid- to Long-Term

  Market benchmark:           Lehman Aggregate Bond Index

  Lipper Funds averages:      Corporate Debt BBB-Rated Funds Average
                              Corporate Debt A-Rated Funds Average

                              Class A          Class B         Class I
                             ---------------  --------------  -------------
  Inception date:             5/6/96           5/6/96          11/30/90

  Newspaper symbol:           not listed       not listed      Bond

  As of October 31, 1997
  Net assets:                 $26.4 million    $1.5 million    18.1 million

  Average maturity:           13.4 years       13.4 years      13.4 years

  Average duration:           4.6 years        4.6 years       4.6 years

  Average quality:            AAA              AAA             AAA

                                   Unaudited
                                About Your Fund


                                VISTA BOND FUND

PERFORMANCE
Vista Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade government, agency, asset-backed and corporate bonds, had a total return of 9.45% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
Using a relative value analysis, the Fund's management team began the reporting year by emphasizing mortgage-backed and selected corporate securities. This helped the Fund outperform, as did reports of accelerating economic growth which drove rates higher, and spreads tighter, in the first quarter of 1997. The Fund had a relatively-neutral sector allocation during the volatility associated with the Federal Reserve Board's raising of short-term interest rates on March 25th. However, when the market subsequently exhibited signs of settling into an interest rate trading range, the management team once again took an overweight stance in mortgage-backed and corporate securities, given their higher yields.


By the summer, the management team became concerned about the very small yield differential between securities of different quality. Believing there was not much yield incentive for the extra risk associated with lower-quality bonds, they sharply reduced their BBB-rated foreign-issued Yankee securities. This move proved beneficial as these bonds fell sharply during the Asian volatility. At the end of the reporting period, the Fund had a more neutral duration strategy, was overweight in U.S. Treasuries and maintained neutral allocations to mortgage-backed and corporate securities.


OUTLOOK
The management team believes that, by the first quarter of 1998, U.S. economic growth will moderate and that inflation will be further dampened by the events in Asia. With the expectation that rates will decline after the first quarter, the management team expects to shift to a longer-than-benchmark duration, underweight U.S. Treasury securities, and overweight mortgage-backed and corporate securities. Within the corporate sector, the Fund intends to emphasize high-quality bonds of companies with little foreign exposure.

                                   Unaudited
                                About Your Fund

                                VISTA BOND FUND

                                VISTA BOND FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

                     [Tabular representation of pie chart]

                               Cash/Other  14.41%
                               Bonds       85.59%


                                VISTA BOND FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97

                     [Tabular representation of pie chart]

                  U.S. Treasury Securities              27.64%
                  U.S. Government Agency Obligations    25.03%
                  Corporate Notes & Bonds               23.08%
                  Mortgage Backed Securities            14.61%
                  Commercial Mortgage Backed Securities  6.10%
                  Asset Backed Securities                3.49%
                  Other                                  3.32%


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
--------------------------------------------------------------------------------

                                        Without            With
  Class A Shares                      Sales Charge     Sales Charge
  One Year                               9.45%            4.53%
  Five Years+                            7.38%            6.40%
  Since Inception (11/30/90)+            8.50%            7.78%
                                        Without            With
  Class B Shares                         CDSC              CDSC*
  One Year                               8.32%            3.32%
  Five Years+                            7.19%            5.19%
  Since Inception (11/30/90)+            8.36%            8.36%

  Class I Shares
  One Year                               9.93%
  Five Years                             7.56%
  Since Inception (11/30/90)             8.63%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period, a 2% CDSC for the five year period and 0% CDSC for the period since inception.

+ The Fund commenced operations on 11/30/90. Class A and B Shares were introduced on 5/6/96. Investors should note that the information presented for Class A and B Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A and B Shares. Additionally, annualized figures have been restated to reflect the maximum 4.50% front-end sales charge (A shares) and 5% contingent deferred sales charge (B Shares). Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge.

                                   Unaudited
                                About Your Fund


                                VISTA BOND FUND

[line chart]
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                           VISTA BOND FUND -- CLASS I
                             AND ITS KEY BENCHMARKS

            Vista          Lipper Corp.         Lipper Corp.
            Bond           Debt. BBB-Rated      Debt. A-Rated
            Fund           Funds Avg.           Funds Avg.
11/90       10000              10000                10000
            11537              11356                11336
10/92       12825              12526                12452
            14973              14290                1393
10/94       14129              13453                13419
            16519              15532                15519
10/96       17432              16277                16424
10/31/97    17732              19051                17653



Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.


This chart illustrates comparative performance for $10,000 invested in Class I Shares of Vista Bond Fund, the Lipper Corporate Debt BBB-Rated Funds Average, the Lipper Corporate Debt A-Rated Funds Average and the Lehman Aggregate Bond Index from November 30, 1990 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the averages and the index do not include a sales charge and have been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The Fund commenced operations on 11/30/90. Class A and B Shares were introduced on 5/6/96. Investors should note that the information presented for Class A and B Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A and B Shares. Additionally, annualized figures have been restated to reflect the maximum 4.50% front-end sales charge (A shares) and 5% contingent deferred sales charge (B Shares). Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Corporate Debt BBB-Rated Funds Average represents the average performance of a universe of 119 actively managed corporate debt BBB-rated funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lipper A-Rated Funds Average represents the average performance of a universe of 140 actively managed corporate debt A-rated or better funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

Vista Bond Fund
Portfolio of Investments October 31, 1997

 Principal
  Amount
   (USD)      Issuer                               Value
----------------------------------------------------------------
Long-Term Investments -- 91.7%
----------------------------------------------------------------
              U.S. Treasury Securities -- 28.9%
              -----------------------------------
              U.S. Treasury Notes & Bonds,
 $ 1,000,000  8.25%, 07/15/98                       $ 1,018,440
   1,000,000  6.38%, 05/15/00                         1,015,940
   1,000,000  6.00%, 08/15/00                         1,007,970
     325,000  8.50%, 11/15/00                           349,729
     700,000  6.25%, 04/30/01                           710,828
     700,000  6.50%, 05/31/02                           720,013
   2,000,000  6.25%, 08/31/02                         2,039,060
   1,050,000  10.75%, 02/15/03                        1,283,300
   5,000,000  6.38%, 08/15/27+                        5,153,100
                                                    -----------
              Total U.S. Treasury Securities         13,298,380
              (Cost $13,180,035)                    -----------

              U.S. Government Agency Obligations -- 13.1%
              --------------------------------------------------
              Federal National Mortgage
              Association,
   1,250,000   7.17%, 06/26/07                        1,272,650
   4,750,000   7.00%, 11/13/27                        4,770,900
                                                    -----------
              Total U.S. Government Agency
              Obligations                             6,043,550
              (Cost $6,017,254)                     -----------

              Corporate Notes & Bonds -- 24.3%
              -----------------------------------
              Airlines -- 2.7%
     272,492  American Airlines, 9.71%,
               01/30/07#                                311,954
     486,053  Continental Airlines, Inc., 10.22%,
               07/02/14                                 599,207
     250,000  Delta Air Lines, 10.06%, 01/02/16         311,585
                                                    -----------
                                                      1,222,746
                                                    -----------
              Banking -- 9.8%
     250,000  Banco Latinoamerican (Panama),
               7.20%, 05/28/02                          255,862
   1,000,000  BankAmerica Corp., 10.00%,
               02/01/03                               1,158,130

                       See notes to financial statements.

Vista Bond Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
  (USD)      Issuer                                Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
 $  400,000  Bankers Trust Capital Trust, Ser. B,
              7.90%, 01/15/27                       $    407,500
  1,000,000  Comerica Bank, 7.25%, 06/15/07            1,041,040
    280,000  Corp Andina de Fomento, Yankee
              (Venezuela), 7.38%, 07/21/00               285,457
  1,000,000  Key Bank of Washington, 7.13%,
              08/15/06                                 1,045,990
    300,000  Societe Generale (New York), 7.40%,
              06/01/06                                   311,937
                                                    ------------
                                                       4,505,916
                                                    ------------
             Broadcasting -- 0.7%
    250,000  Time Warner, Inc., 9.15%, 02/01/23          300,482
                                                    ------------
             Computers/Computer Hardware -- 1.3%
    600,000  International Business Machines
              Corp., 7.13%, 12/01/2096                   607,500
                                                    ------------
             Consumer Products -- 0.9%
    400,000  Philip Morris Corp., 9.25%,
              12/01/97+                                  400,944
                                                    ------------
             Financial Services -- 4.7%
  1,100,000  Donaldson Lufkin & Jenrette, Inc.,
              6.90%, 10/01/07                          1,102,750
  1,000,000  Lehman Brothers Inc., 7.38%,
              01/15/07                                 1,035,150
                                                    ------------
                                                       2,137,900
                                                    ------------
             Oil & Gas -- 1.2%
    375,000  Petroleum Geo-Services ASA, Yankee,
              (Norway), 7.50%, 03/31/07                  394,811
    153,092  YPF Sociedad Anonima, Yankee,
              (Argentina), 7.50%, 10/26/02               155,006
                                                    ------------
                                                         549,817
                                                    ------------
             Project Finance -- 2.5%
    375,282  Hero Asia BVI Co., Ltd., Yankee,
              (China), 9.11%, 10/15/01                   393,334
    400,000  Ras Laffan Liquefied Natural Gas,
              (Qatar), 8.29%, 03/15/14                   419,162


                       See notes to financial statements.

Vista Bond Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
  (USD)      Issuer                                Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
 $  300,000  Zhuhai Highway Co., Ltd., Ser. A,
             Yankee (China), # 9.13%,
              07/01/06                              $    316,161
                                                    ------------
                                                       1,128,657
                                                    ------------
             Real Estate Investment Trust -- 0.5%
    250,000  Simon Debartolo Group, 7.13%,
              09/20/07                                   253,357
                                                    ------------
             Total Corporate Notes & Bonds            11,107,319
             (Cost $10,924,980)                     ------------

             Mortgage Backed Securities -- 15.3%
             ----------------------------------------------------
             Mortgage-Backed Pass Thru Securities -- 12.5%

    293,831  Federal Home Loan Mortgage Corp.,
              Gold, Pool #A01717, 12.00%,
              06/01/17                                   344,838
             Federal National Mortgage
              Association,
    981,277   TBA, 10.50%, 06/01/27                    1,105,470
    457,516   Pool #100156, 12.50%, 06/01/27             550,092
    650,000   Pool #100177, 12.50%, 10/01/27             782,945
    662,178   Pool #313549, 9.00%, 09/01/22              714,729
    341,591   Pool #313748, 13.00%, 10/01/15             412,276
             Government National Mortgage
              Association,
  1,128,904   Pool #370957, 6.50%, 12/15/23            1,119,726
    217,985   Pool #780325, 8.50%, 11/15/09              228,067
    494,681   Pool #780412, 7.50%, 08/15/26              506,118
                                                    ------------
                                                       5,764,261
                                                    ------------
             Collateralized Mortgage Obligations -- 2.8%
             Federal Home Loan Mortgage Corp.,
    250,000   Ser. 1343, Class H, 7.50%,
               05/15/19                                  256,875
    500,000   Ser. 1761, Class G, 8.00%,
               06/15/21                                  529,530

                       See notes to financial statements.

Vista Bond Fund
Portfolio of Investments October 31, 1997 (continued)

Principal
 Amount
  (USD)      Issuer                                  Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
 $  500,000   Ser. 1985, Class PB, 6.25%,
               08/17/12                               $    500,765
                                                      ------------
                                                         1,287,170
                                                      ------------
             Total Mortgage Backed Securities            7,051,431
             (Cost $6,951,293)                        ------------

             Commercial Mortgage Backed Securities -- 6.4%
             ------------------------------------------------------
  1,000,000  Asset Securitization Corp., Ser. 1997-
              D5, Class A1C, 6.75%, 02/14/41             1,015,938
    750,000  DLJ Mortgage Acceptance Corp., Ser.
              1997-CF2, Class A1B, 6.82%,
              09/15/07                                     765,469
    300,000  GS Mortgage Securities Corp. II, Ser.
              1997-GL, Class A2D, 6.94%,
              07/13/30                                     314,531
    300,000  JP Morgan Commercial Mortgage
              Finance Corp., Ser. 1997-C5, Class
              A3, 7.09%, 09/15/29                          311,203
    350,000  Norwest Asset Securities Corp., Ser.
              1997-14, Class A11, 7.25%,
              10/25/27                                     354,266
    172,698  Wells Fargo Capital Markets
              Apartments Financing, Ser. APT,
              Class A, 6.56%, 12/29/05                     173,859
                                                      ------------
             Total Commercial Mortgage Backed
             Securities                                  2,935,266
             (Cost $2,898,893)                        ------------

             Asset Backed Securities -- 3.7%
             --------------------------------------
    250,000  American Express Credit Account
              Master Trust, Ser. 1997-1, Class A,
              6.40%, 04/15/05                              254,130
    250,000  Green Tree Financial Corp., Ser.
              1995-9, Class A6, 7.30%,
              01/15/27                                     256,170
    241,664  Mid-State Trust, Ser. 6, Class A4,
              7.79%, 07/01/35                              251,821


                       See notes to financial statements.

Vista Bond Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
  (USD)      Issuer                             Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
 $  500,000  Nomura CBO, Ltd., 6.67%, Ser.
              1997-1, Class A2, 6.67%,
              05/15/07#                          $    540,625
    373,777  The Money Store Home Equity
              Trust, Ser. 1994-B, Class A3,
              7.10%, 11/15/16                         378,326
                                                 ------------
             Total Asset Backed Securities          1,681,072
             (Cost $1,631,478)
===========  =================================   ============
             Total Long-Term Investments           42,117,018
             (Cost $41,603,933)
-------------------------------------------------------------
Short-Term Investments -- 13.0%
-------------------------------------------------------------
             U.S. Government Agency Obligations -- 13.0%
             ------------------------------------------------

  6,000,000  Federal Home Loan Mortgage Corp.,
              Discount Note, 5.65%, 11/03/97        5,998,117
             (Cost $5,998,117)
===========  =================================   ============
             Total Investments -- 104.7%         $ 48,115,135
             (Cost $47,602,050)
===========  =================================   ============



                       See notes to financial statements.

                                   Unaudited
                                About Your Fund


                           VISTA SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
                                   FUND FACTS
--------------------------------------------------------------------------------

  Objective:                 Current Income

  Primary investments:       Investment-grade fixed-income
                             securities with maturities of three years or less.

  Suggested investment
  time frame:                Short-Term

  Market benchmark:          Lehman 1-3 Year Government
                             Bond Index

  Lipper Funds average:      Short-Term Investment Grade
                             Debt Funds Average

                             Class A         Class I
                            --------------  --------------
  Inception date:            5/6/96          11/30/90

  Newspaper symbol:          ST Bond         ST Bond

  As of October 31, 1997

  Net assets:                $9.9 million    $37.8 million

  Average maturity:          2.4 years       2.4 years

  Average duration:          1.7 years       1.7 years

  Average quality:           AAA             AAA

                                   Unaudited
                                About Your Fund


                           VISTA SHORT-TERM BOND FUND

PERFORMANCE
Vista Short-Term Bond Fund, which seeks current income by investing in a portfolio of short-term investment grade fixed income securities, had a total return of 5.91% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
Using a relative value analysis, the Fund's management team began the reporting year by emphasizing mortgage-backed and selected corporate securities. This helped the Fund outperform, as did reports of accelerating economic growth which drove rates higher, and spreads tighter, in the first quarter of 1997. The Fund had a relatively-neutral sector allocation during the volatility associated with the Federal Reserve Board's raising of short-term interest rates on March 25th. However, when the market subsequently exhibited signs of settling into an interest rate trading range, the management team once again took an overweight stance in mortgage-backed and corporate securities, given their higher yields.

By the summer, the management team became concerned about the very small yield differential between securities of different quality. Believing there was not much yield incentive for the extra risk associated with lower-quality bonds, they sharply reduced their BBB-rated foreign-issued Yankee securities. This move proved beneficial as these bonds fell sharply during the Asian volatility. At the end of the reporting period, the Fund had a more neutral duration strategy, was overweight in U.S. Treasuries and maintained neutral allocations to mortgage-backed and corporate securities.


OUTLOOK
The management team believes that, by the first quarter of 1998, U.S. economic growth will moderate and that inflation will be further dampened by the events in Asia. With the expectation that rates will decline after the first quarter, the management team expects to shift to a longer-than-benchmark duration, underweight U.S. Treasury securities, and overweight mortgage-backed and corporate securities. Within the corporate sector, the Fund intends to emphasize high-quality bonds of companies with little foreign exposure.

                                   Unaudited
                                About Your Fund

                           VISTA SHORT-TERM BOND FUND

                           VISTA SHORT-TERM BOND FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

                     [Tabular representation of pie chart]

                                Cash/Other 3.16%
                                Bonds     96.84%


                           VISTA SHORT-TERM BOND FUND
            COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97

                     [Tabular representation of pie chart]

                   Mortgage-Backed Securities                  26.49%
                   U.S. Treasury Securities                    21.86%
                   U.S. Government Agency Obligations          18.33%
                   Corporate Notes & Bonds                     14.80%
                   Asset Backed Securities                     10.84%
                   State & Municipal Obligations                3.87%
                   Commercial Mortgage Backed Securities        3.81%


------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
--------------------------------------------------------------------------------


                                        Without            With
  Class A Shares                    Sales Charge     Sales Charge
  One Year                               5.91%            4.32%
  Five Years+                            5.22%            4.90%
  Since Inception (11/30/90)+            5.82%            5.59%

  Class I Shares
  One Year                               6.23%
  Five Years                             5.35%
  Since Inception (11/30/90)             5.91%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

+ The Fund commenced operations on 11/30/90. Class A Shares were introduced on 5/6/96. Investors should note that the information presented for Class A Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the A Shares. Additionally, annualized figures have been restated to reflect the maximum 1.50% front-end sales charge that applies to the Fund's A Shares. Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

                                   Unaudited
                                About Your Fund


                           VISTA SHORT-TERM BOND FUND

[line chart]
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                      VISTA SHORT-TERM BOND FUND -- CLASS I
                             AND ITS KEY BENCHMARKS


               Short-Term       Lipper Short Inv.    Lehman
               Bond             Grade Debt           1-3 Year
               Fund             Funds Avg.           Govt. Bond Index

11/90          10000            10000                10000
10/91          10782            11016                11024
               11469            11912                11815
10/93          12012            12601                12562
               12297            12747                12663
10/95          13204            13872                13683
               14009            14703                14423
10/31/97       14882            15655                15297


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost. This chart illustrates comparative performance for $10,000 invested in Class I Shares of Vista Short-Term Bond Fund, the Lipper Short Investment Grade Debt Funds Average and the

Lehman Brothers 1-3 year Government Bond Index from November 30, 1990 to October 31, 1997. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the average and the index do not include a sales charge and have been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark. The Fund commenced operations on 11/30/90. Class A Shares were introduced on 5/6/96. Investors should note that the information presented for Class A Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the A Shares. Additionally, annualized figures have been restated to reflect the maximum 1.50% front-end sales charge that applies to the Fund's A Shares. Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charge.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Short-Term Investment Grade Debt Funds Average represents the average performance of a universe of 107 actively managed short-term investment grade debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman 1-3 Year Government Bond Index is composed of bonds covered by the Government Bond Index with maturities of one to three years. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

Vista Short-Term Bond Fund
Portfolio of Investments October 31, 1997

 Principal
  Amount
   (USD)      Issuer                               Value
----------------------------------------------------------------
Long-Term Investments -- 93.1%
----------------------------------------------------------------
              U.S. Treasury Securities -- 22.1%
              -----------------------------------
              U. S. Treasury Notes,
 $ 8,500,000   5.88%, 07/31/99                      $ 8,530,515
   2,000,000   6.00%, 08/15/00                        2,015,940
                                                    -----------
              Total U.S. Treasury Notes              10,546,455
              (Cost $10,528,661)                    -----------

              U.S. Government Agency Obligations -- 10.4%
              --------------------------------------------------
              Federal National Mortgage
               Association,
   1,000,000   7.00%, 11/13/27                        1,004,400
   1,850,000   MTN, 6.03%, 10/23/00                   1,858,954
   2,000,000  Government National Mortgage
               Association Corp., 8.40%, 10/15/99     2,084,280
                                                    -----------
              U.S. Government Agency
              Obligations -- (Cost $4,923,286)        4,947,634
                                                    -----------

              State & Municipal Obligations -- 3.9%
              --------------------------------------------------
   1,850,000  New York City, New York, GO,
               Taxable, Ser. I, 6.85%, 04/15/99+      1,868,500
              (Cost $1,850,000)                      ----------

              Corporate Notes & Bonds -- 15.0%
              -----------------------------------
              Banking -- 2.2%
   1,000,000  Corp Andina de Fomento, Yankee
               (Venezuela), 7.38%, 07/21/00            1,019,490
                                                    -----------
              Broadcasting -- 2.6%
   1,250,000  Cox Enterprises, Inc., Class A,
               6.25%, 08/26/99                        1,252,050
                                                    -----------
              Financial Services -- 7.6%
   1,750,000  Associated Corp., Pass-thru Asset
               Trust Securities (PATS), # 6.45%,
               09/15/00                               1,761,900
   1,850,000  Lehman Brothers Holdings, 6.33%,
               08/01/00                               1,845,930
                                                    -----------
                                                      3,607,830
                                                    -----------


                       See notes to financial statements.

Vista Short-Term Bond Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
  (USD)      Issuer                               Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
             Oil & Gas -- 1.6%
 $  765,461  YPF Sociedad Anonima, Yankee
              (Argentina), 7.50%, 10/26/02         $   775,030
                                                   -----------
             Project Finance -- 1.0%
    458,679  Hero Asia BVI Co., Ltd., Yankee,
              (China), 9.11%, 10/15/01#                480,741
                                                   -----------
             Total Corporate Notes & Bonds           7,135,141
             (Cost $7,115,174)                     -----------

             Mortgage Backed Securities -- 26.8%
             --------------------------------------------------
             Mortgage-Backed Pass Thru Securities -- 13.4%
  1,690,727  Federal Home Loan Mortgage Corp.,
              ARM, Pool #846416, 7.91%,
              06/01/28                               1,783,717
             Federal National Mortgage
              Association,
  1,605,702   ARM, Pool #377930, 5.50%,
              04/01/27                               1,648,350
  1,131,262   Pool #100160, 13.00%, 07/30/27         1,385,266
    650,000   Pool #100176, 12.00%, 02/15/16           777,055
    650,000   Pool #100177, 12.50%, 10/15/15           782,945
                                                   -----------
                                                     6,377,333
                                                   -----------
             Collateralized Mortgage Obligations -- 13.4%
  1,900,000  Federal Home Loan Mortgage Corp.,
              Ser. 1311, Class G, 7.50%,
              05/15/19                               1,932,642
    955,529  Federal National Mortgage
              Association, Ser. 1997-54, Class
              VA, 6.50%, 08/18/02                      961,202
  1,500,000  GE Capital Mortgage Services, Inc.,
              Ser. 1997-9, Class 1A8, 7.00%,
              05/25/04                               1,515,937

                       See notes to financial statements.

Vista Short-Term Bond Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount
   (USD)      Issuer                                Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
 $ 2,000,000   Ser. 1994-8, Class A3, 6.00%,
               02/25/24                              $ 1,993,120
                                                     -----------
                                                       6,402,901
                                                     -----------
              Total Mortgage Backed Securities        12,780,234
              (Cost $12,693,863)                     -----------

              Commercial Mortgage Backed Securities -- 3.9%
              --------------------------------------------------
     469,587  Blackrock Capital Finance L.P., Ser.
               1996-C2, Class A, # 7.64%,
               11/15/26                                  473,842
   1,355,645  Kidder Peabody Acceptance Corp.,
               Ser. 1993-M1, Class A1, 7.15%,
               04/25/25                                1,365,389
                                                     -----------
              Total Commercial Mortgage Backed
              Securities                               1,839,231
              (Cost $1,834,357)                      -----------

              Asset Backed Securities -- 11.0%
              ------------------------------------
   1,850,000  Contimortgage Home Equity Loan
               Trust, Ser. 1997-4, Class A3,
               6.26%, 07/15/12                         1,852,891
   1,850,000  EQCC Home Equity Loan Trust, Ser.
               1997-1, Class A2, 6.61%,
               06/15/06                                1,869,018
   1,488,663  The Money Store Home Equity
               Trust, Ser. 1994-B, Class A3,
               7.10%, 11/15/16                         1,506,780
                                                     -----------
              Total Asset Backed Securities            5,228,689
              (Cost $5,215,224)
============  ====================================   ===========
              Total Long-Term Investments             44,345,884
              (Cost $44,160,565)
============  ====================================   ===========


                       See notes to financial statements.

Vista Short-Term Bond Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount
   (USD)      Issuer                             Value
-------------------------------------------------------------
Short-Term Investments -- 8.2%
-------------------------------------------------------------
              U.S. Government Agency Obligations -- 8.2%
              -----------------------------------------------
  $3,896,000  Federal Home Loan Mortgage Corp.,
               Discount Note, 5.65%, 11/03/97     $ 3,894,777
               (Cost $3,894,777)
=============================================================
              Total Investments -- 101.3%         $48,240,661
               (Cost $48,055,342)
=============================================================

Index

# -- Security may only be sold to qualified institutional buyers.

TBA -- To Be Announced.

ARM -- Adjustable Rate Mortgage.

MTN -- Medium Term Note.

GO -- General Obligation.

+ -- All or a portion of this security is pledged to cover TBA's.

                       See notes to financial statements.

Vista Mutual Funds
Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------


                                          Vista            Vista
                                      U.S. Treasury   U.S. Government      Vista           Vista
                                         Income         Securities          Bond         Short-Term
                                          Fund             Fund             Fund         Bond Fund
                                      --------------- ----------------- --------------- ---------------
ASSETS:
  Investment securities, at value
   (Note 1)  ........................  $ 94,177,975    $53,575,724       $48,115,135     $ 48,240,661
  Cash ..............................       339,997          3,087            90,826               --
  Receivables:
   Investment securities sold  ......            --     18,200,836         7,426,783        1,025,000
   Interest  ........................     1,679,962        504,973           552,029          389,109
   Fund shares sold   ...............        35,789         16,529            32,821          111,454
  Other   ...........................         2,308          1,522             3,362           50,045
                                       ------------    -----------       -----------     ------------
    Total assets   ..................    96,236,031     72,302,671        56,220,956       49,816,269
                                       ------------    -----------       -----------     ------------
LIABILITIES:
  Payable for investment securities
   purchased ........................            --     16,788,901        10,120,314        2,027,021
  Payable for Fund shares redeemed          135,881         62,977            15,674            9,651
  Payable to custodian   ............            --             --                --            6,439
  Dividends payable   ...............       193,501        226,790            95,460           76,081
  Accrued liabilities: (Note 2)
   Administration fees   ............        12,295          4,679                --               --
   Distribution fees  ...............        24,993             --             5,739            1,196
   Investment advisory fees .........        18,853         14,036                --               --
   Shareholder servicing fees  ......         2,980          9,873               294            4,425
   Custodian ........................        10,272          5,406             7,395            7,956
   Other  ...........................       101,133         65,398            30,578           48,653
                                       ------------    -----------       -----------     ------------
     Total Liabilities   ............       499,908     17,178,060        10,275,454        2,181,422
                                       ------------    -----------       -----------     ------------
NET ASSETS:
  Paid in capital  ..................   100,914,290     55,181,708        44,894,678       48,499,974
  Accumulated undistributed net
   investment income  ...............       (33,415)       (39,224)          (29,741)         (46,718)
  Accumulated undistributed net
   realized gain (loss) on
   investment transactions  .........    (5,875,319)      (587,622)          567,480       (1,003,728)
  Net unrealized appreciation of
   investments  .....................       730,567        569,749           513,085          185,319
                                       ------------    -----------       -----------     ------------
Net Assets:  ........................  $ 95,736,123    $55,124,611       $45,945,502     $ 47,634,847
                                       ============    ===========       ===========     ============
   Class A Shares  ..................  $ 85,132,796    $ 2,276,688       $26,401,736     $  9,846,980
   Class B Shares  ..................  $ 10,603,327             --       $ 1,447,119               --
   Institutional Shares  ............            --    $52,847,923       $18,096,647     $ 37,787,867
Shares of beneficial interest
 outstanding ($.001 par value;
 unlimited number of shares
 authorized):
   Class A Shares  ..................     7,559,031        226,246         2,439,485          974,852
   Class B Shares  ..................       942,506             --           133,128               --
   Institutional Shares  ............            --      5,261,389         1,673,144        3,736,185
Class A Shares:
  Net asset value and redemption
   price per share*   ...............  $      11.26    $     10.06       $     10.82     $      10.10
  Maximum offering price per share
   (net asset value per share/
   95.5%, 95.5%, 95.5% and
   98.5%) ...........................  $      11.79    $     10.53       $     11.33     $      10.25
Class B Shares:
  Net asset value and offering price
   per share*   .....................  $      11.25             --       $     10.87               --
Institutional Shares:
  Net asset value, redemption and
   offering price per share*   ......            --    $     10.04       $     10.82     $      10.11
                                       ============    ===========       ===========     ============
  Cost of Investments ...............  $ 93,447,408    $53,005,975       $47,602,050     $ 48,055,342
                                       ============    ===========       ===========     ============

--------------
* Net assets/shares outstanding.


                       See notes to financial statements.

Vista Mutual Funds
Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------


                                        Vista            Vista
                                    U.S. Treasury   U.S. Government     Vista        Vista
                                       Income         Securities         Bond      Short-Term
                                        Fund             Fund            Fund       Bond Fund
                                    --------------- ----------------- ------------ --------------
INTEREST INCOME  ..................   $7,541,495       $4,310,099      $1,714,622   $3,126,150
                                      ----------       ----------      ----------   ----------
EXPENSES: (Note 2)
  Administration fees  ............      164,598           97,507          37,053       72,088
  Distribution fees ...............      326,768            7,685          21,818       21,379
  Investment Advisory fees   ......      329,197          195,014          74,105      120,146
  Shareholder servicing fees ......      274,331          162,511          61,754      120,146
  Custodian fees ..................       60,433           41,802          37,645       36,712
  Printing and postage ............       24,197           10,181           4,257        9,996
  Professional fees ...............       25,498           33,154          16,432       21,431
  Registration costs   ............       13,734           25,018          39,246       37,090
  Transfer agent fees  ............      153,625           32,245          60,444       35,583
  Trustees fees  ..................        5,487            3,250           1,235        2,403
  Other ...........................        4,333            2,680           2,823        4,736
                                      ----------       ----------      ----------   ----------
    Total expenses  ...............    1,382,201          611,047         356,812      481,710
                                      ----------       ----------      ----------   ----------
Less amounts waived (Note 2E)   ...      316,987           52,454         164,540      250,537
Less expenses borne by the
 Distributor  .....................           --               --          34,448           --
                                      ----------       ----------      ----------   ----------
   Net expenses  ..................    1,065,214          558,593         157,824      231,173
                                      ----------       ----------      ----------   ----------
    Net investment income .........    6,476,281        3,751,506       1,556,798    2,894,977
                                      ----------       ----------      ----------   ----------

REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments .....................      353,518          321,514         554,916       94,100
  Futures transactions ............      (60,486)              --              --           --
  Change in net unrealized
   appreciation/depreciation on:
   Investments   ..................      841,259          559,124         250,147     (126,661)
                                      ----------       ----------      ----------   ----------
  Net realized and unrealized gain
   (loss) on investments  .........    1,134,291          880,638         805,063      (32,561)
                                      ----------       ----------      ----------   ----------
  Net increase in net assets from
   operations .....................   $7,610,572       $4,632,144      $2,361,861   $2,862,416
                                      ==========       ==========      ==========   ==========

                       See notes to financial statements.

                               Vista Mutual Funds
          Statement of Changes in Net Assets For the periods indicated

                                                                    Vista                             Vista
                                                                U.S. Treasury                    U.S. Government
                                                                   Income                          Securities
                                                                    Fund                              Fund
                                                      --------------------------------- ---------------------------------
                                                                                            Year          12/01/95*
                                                                 Year Ended                Ended           Through
                                                        10/31/97          10/31/96        10/31/97         10/31/96
                                                      ---------------- ---------------- ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income .............................. $   6,476,281     $  6,434,044    $   3,751,506    $   4,024,721
 Net realized gain (loss) on investments and
  futures transactions ..............................       293,032          355,910          321,514          244,616
 Change in net unrealized appreciation/
  depreciation on investments   .....................       841,259       (3,055,305)         559,124       (2,729,970)
                                                      -------------     ------------    -------------    -------------
 Increase in net assets from operations  ............     7,610,572        3,734,649        4,632,144        1,539,367
                                                      -------------     ------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM: (Note 1I)
 Net investment income ..............................    (6,429,569)      (6,438,189)      (3,892,375)      (3,934,393)
 Net realized gain on investment transactions  ......            --               --               --               --
                                                      -------------     ------------    -------------    -------------
 Total dividends and distributions ..................    (6,429,569)      (6,438,189)      (3,892,375)      (3,934,393)
                                                      -------------     ------------    -------------    -------------
 Increase/(decrease) from capital share transactions
  (Note 5) ..........................................   (21,930,528)       9,427,327      (16,928,627)     (11,088,402)
                                                      -------------     ------------    -------------    -------------
   Total increase (decrease) in net assets  .........   (20,749,525)       6,723,787      (16,188,858)     (13,483,428)
NET ASSETS:
 Beginning of period   ..............................   116,485,648      109,761,861       71,313,469       84,796,897
                                                      -------------     ------------    -------------    -------------
 End of period   .................................... $  95,736,123     $116,485,648    $  55,124,611    $  71,313,469
                                                      =============     ============    =============    =============
 Undistributed Net Investment Income  ............... $     (33,415)    $    (80,127)   $     (39,224)   $     101,645



                                                                   Vista                           Vista
                                                                    Bond                      Short-Term Bond
                                                                    Fund                            Fund
                                                      -------------------------------- ------------------------------
                                                                 Year Ended                      Year Ended
                                                        10/31/97        10/31/96         10/31/97        10/31/96
                                                      --------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income ..............................  $  1,556,798   $   2,954,280     $  2,894,977   $ 2,340,613
 Net realized gain (loss) on investments and
  futures transactions ..............................       554,916         406,668           94,100       (12,737)
 Change in net unrealized appreciation/
  depreciation on investments   .....................       250,147      (2,461,517)        (126,661)      147,029
                                                       ------------   -------------     ------------   ------------
 Increase in net assets from operations  ............     2,361,861         899,431        2,862,416     2,474,905
                                                       ------------   -------------     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM: (Note 1I)
 Net investment income ..............................    (1,565,376)     (2,951,527)      (2,916,272)   (2,319,533)
 Net realized gain on investment transactions  ......      (421,167)       (293,787)              --            --
                                                       ------------   -------------     ------------   ------------
 Total dividends and distributions ..................    (1,986,543)     (3,245,314)      (2,916,272)   (2,319,533)
                                                       ------------   -------------     ------------   ------------
 Increase/(decrease) from capital share transactions
  (Note 5) ..........................................    25,984,244     (35,353,068)      (4,969,789)   16,257,372
                                                       ------------   -------------     ------------   ------------
   Total increase (decrease) in net assets  .........    26,359,562     (37,698,951)      (5,023,645)   16,412,744
NET ASSETS:
 Beginning of period   ..............................    19,585,940      57,284,891       52,658,492    36,245,748
                                                       ------------   -------------     ------------   ------------
 End of period   ....................................  $ 45,945,502   $  19,585,940     $ 47,634,847   $52,658,492
                                                       ============   =============     ============   ============
 Undistributed Net Investment Income  ...............  $    (29,741)  $       9,653     $    (46,718)  $    62,777

-------
* In 1996, the Fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista U.S. Treasury Income Fund ("VUSTI") (formerly the Vista U.S. Government Income Fund), Vista U.S. Government Securities Fund ("VUSGS"), Vista Bond Fund ("VBF"), and Vista Short-Term Bond Fund ("VSTBF"), collectively, the "Funds", are four separate portfolios of The Trust.

The Funds offer various classes of shares as follows:

Fund      Classes Offered
-------   --------------------------------
VUSTI     Class A, Class B
VUSGS     Class A, Institutional
VBF       Class A, Class B, Institutional
VSTBF     Class A, Institutional

Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Institutional Class ("Class I"). All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of investments -- Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     As of October 31, 1997, the Funds had no outstanding futures contracts.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   D. Written options -- When a Fund writes an option an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The VUSTI writes options on U.S. Treasury futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   As of October 31, 1997, VUSTI had no outstanding written options.

   E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums, except VUSTI, and accretion of discounts.

   F. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

   G. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

   H. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   The reclassifications for the funds are as follows: VBF accumulated undistributed net investment income was decreased by $30,816 and undistributed net realized gain/loss was increased by $30,816; VSTBF paid in capital was increased by $1,249, accumulated undistributed net investment income was decreased by $80,200 and undistributed net realized gain/loss was increased by $86,951.

   I. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition --"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   J. Dollar rolls -- The funds (with the exception of VUSTI) enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Adviser") acts as the Investment Adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30%, 0.30%, 0.30% and 0.25% of the average daily net assets for VUSTI, VUSGS, VBF and VSTBF, respectively. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

   Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% for VUSTI, VUSGS and VBF, and 0.10% for VSTBF of average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Funds.

   Since inception of the Funds, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds. The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for its distribution services.

   The Distributor voluntarily waived all or a portion of distribution fees as outlined in Note 2.E below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from each Fund a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   E. Waivers of fees -- For the year ended October 31, 1997, the Investment Adviser, Shareholder Servicing Agent, Administrator and Distributor voluntarily waived fees for each of the Funds as follows:


Fee                                     VUSTI      VUSGS     VBF        VSTBF
--------------------------------------- ---------- --------- ---------- ---------
      Administration ..................        --   $15,205   $ 31,671   $ 53,894
      Distribution   ..................        --     7,685         --      8,902
      Investment Advisory  ............  $ 78,607        --     74,105    120,146
      Shareholder Servicing   .........   238,380    29,564     58,764     67,595
                                         --------   -------   --------   --------
      Total ...........................  $316,987   $52,454   $164,540   $250,537
                                         --------   -------   --------   --------
      Distributor Reimbursement  ......        --        --   $ 34,448         --
                                         ========   =======   ========   ========

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                  VUSTI          VUSGS           VBF           VSTBF
                               -------------- -------------- -------------- -------------
   Purchases (excluding
     U.S. Government)  ......             --   $  3,422,074   $ 31,195,119   $ 43,069,497
   Sales (excluding
     U.S. Government)  ......             --     17,069,486     24,766,854     40,635,675
   Purchases of
     U.S. Government  .......    $188,541,825   328,521,382    183,898,127    175,176,017
   Sales of
     U.S. Government  .......     213,640,695   329,722,049    164,497,976    180,152,182

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1997 are as follows:

                               VUSTI             VUSGS              VBF              VSTBF
                            ---------------   ---------------   ---------------   ---------------
   Aggregate cost  ......    $93,616,964       $53,048,682       $47,602,050       $48,149,293
                             -----------       -----------       -----------       -----------
   Gross unrealized
     appreciation  ......    $ 1,432,999       $   571,093       $   517,960       $   193,602
   Gross unrealized
     depreciation  ......       (702,432)           (1,344)           (4,875)           (8,283)
                             -----------       -----------       -----------       -----------
   Net unrealized
     appreciation  ......    $   730,567       $   569,749       $   513,085       $   185,319
                             ===========       ===========       ===========       ===========

At October 31, 1997, the VUSTI, had a net capital loss carryover of approximately $5,706,000, which will be available to offset capital gains arising through October 31, 2002 and 2003. During the current year, the VUSTI utilized approximately $429,000 of loss carryovers. At October 31, 1997, the VUSGS had a net capital loss carryover of approximately $545,000, which will be available to offset capital gains arising through October 31, 2004. During the current year, the VUSGS utilized approximately $364,000 of loss carryovers. The VSTBF had a net capital loss carryover of approximately $999,000 which will be available to offset capital gains arising through October 31, 2002. During the current year, the VSTBF utilized approximately $168,000 of loss carryovers. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                   Vista U.S. Treasury Income Fund#
                                   -----------------------------------------------------------------
                                                        Year Ended October 31,
                                   -----------------------------------------------------------------
                                                 1997                             1996
                                   -------------------------------- --------------------------------
                                      Amount          Shares           Amount          Shares
                                   ---------------- --------------- ---------------- ---------------
            Class A
Shares sold  .....................  $  17,269,062      1,559,726     $  33,787,054      3,035,946
Shares issued in reinvestment
  of distributions ...............      3,401,952        307,858         3,763,710        337,488
Shares redeemed ..................    (42,298,156)    (3,808,141)      (28,490,015)    (2,565,254)
                                    -------------     ----------     -------------     ----------
Net increase (decrease) in
  Trust shares outstanding  ......  $ (21,627,142)    (1,940,557)    $   9,060,749        808,180
                                    =============     ==========     =============     ==========


                                                     Vista U.S. Treasury Income Fund#
                                     -----------------------------------------------------------------
                                                          Year Ended October 31,
                                     -----------------------------------------------------------------
                                                  1997                              1996
                                     -------------------------------   -------------------------------
                                       Amount           Shares           Amount           Shares
                                     ---------------   -------------   ---------------   -------------
              Class B
Shares sold  .....................    $  3,269,722      297,277         $  4,293,818      385,579

Shares issued in reinvestment
  of distributions ...............         398,315       36,079              431,500       38,790
Shares redeemed ..................      (3,971,423)    (360,294)          (4,358,740)    (391,659)
                                      ------------     --------         ------------     --------
Net increase (decrease) in
  Trust shares outstanding  ......    $   (303,386)     (26,938)        $    366,578       32,710
                                      ============     ========         ============     ========


                                                  Vista U.S. Government Securities Fund
                                     ---------------------------------------------------------------
                                                                                 05/06/96
                                               Year Ended                         through
                                                10/31/97                        10/31/96**
                                     -------------------------------   -----------------------------
                                        Amount          Shares           Amount          Shares
                                     ---------------   -------------   --------------   ------------
            Class A
Shares sold  .....................    $    549,982       55,802         $3,347,216      348,260
Shares issued in reinvestment
  of distributions ...............         171,581       17,393             69,915        7,191
Shares redeemed ..................      (1,815,693)    (183,713)          (181,268)     (18,687)
                                      ------------     --------         ----------      -------
Net increase (decrease) in
  Trust shares outstanding  ......    $ (1,094,130)    (110,518)        $3,235,863      336,764
                                      ============     ========         ==========      =======

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                Vista U.S. Government Securities Fund*
                                   -----------------------------------------------------------------
                                                                                12/01/95
                                              Year Ended                        through
                                               10/31/97                        10/31/96**
                                   -------------------------------- --------------------------------
                                      Amount          Shares           Amount          Shares
                                   ---------------- --------------- ---------------- ---------------
   Institutional Shares
Shares sold  .....................  $  14,832,339      1,501,089     $  16,871,922      1,703,494
Shares issued in reinvestment
  of distributions ...............        359,775         36,601           249,093         25,455
Shares redeemed ..................    (31,026,611)    (3,153,376)      (31,445,280)    (3,182,479)
                                    -------------     ----------     -------------     ----------
Net increase (decrease) in
  Trust shares outstanding  ......  $ (15,834,497)    (1,615,686)    $ (14,324,265)    (1,453,530)
                                    =============     ==========     =============     ==========


                                                            Vista Bond Fund
                                     --------------------------------------------------------------
                                                                                 05/06/96
                                               Year Ended                        through
                                                10/31/97                        10/31/96**
                                     -------------------------------   ----------------------------
                                       Amount           Shares           Amount          Shares
                                     ---------------   -------------   --------------   -----------
          Class A
Shares sold  .....................    $ 26,602,921      2,486,484       $1,019,597        97,355
Shares issued in reinvestment
  of distributions ...............         117,182         11,037            6,269           593
Shares redeemed ..................      (1,593,402)      (150,272)         (59,799)       (5,712)
                                      ------------      ---------       ----------        ------
Net increase (decrease) in
  Trust shares outstanding  ......    $ 25,126,701      2,347,249       $  966,067        92,236
                                      ============      =========       ==========        ======


                                                            Vista Bond Fund
                                     -------------------------------------------------------------
                                                                               05/06/96
                                              Year Ended                        through
                                               10/31/97                       10/31/96**
                                     -----------------------------   -----------------------------
                                       Amount          Shares          Amount          Shares
                                     --------------   ------------   --------------   ------------
        Class B
Shares sold  .....................    $1,489,103      139,177         $1,149,672      109,737
Shares issued in reinvestment
  of distributions ...............        72,014        6,801              9,106          862
Shares redeemed ..................      (951,913)     (89,193)          (362,816)     (34,256)
                                      ----------      -------         ----------      -------
Net increase (decrease) in
  Trust shares outstanding  ......    $  609,204       56,785         $  795,962       76,343
                                      ==========      =======         ==========      =======

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                                                               Vista Bond Fund
                                     --------------------------------------------------------------------
                                                            Year Ended October 31,
                                                  1997                                1996
                                     -------------------------------   ----------------------------------
                                       Amount           Shares            Amount            Shares
                                     ---------------   -------------   ----------------   ---------------
     Institutional Shares
Shares sold  .....................    $  6,196,592      584,008         $   7,747,917          718,508
Shares issued in reinvestment
  of distributions ...............       1,353,464      128,627             3,072,283          286,096
Shares redeemed ..................      (7,301,717)    (699,075)          (47,935,297)      (4,597,662)
                                      ------------     --------         -------------       ----------
Net increase (decrease) in
  Trust shares outstanding  ......    $    248,339       13,560         $ (37,115,097)      (3,593,058)
                                      ============     ========         =============       ==========


                                                      Vista Short-Term Bond Fund
                                   -----------------------------------------------------------------
                                                                                05/06/96
                                              Year Ended                        through
                                               10/31/97                        10/31/96**
                                   -------------------------------- --------------------------------
                                      Amount          Shares           Amount          Shares
                                   ---------------- --------------- ---------------- ---------------
                  Class A
Shares sold  .....................  $  24,856,342      2,467,419     $   9,842,672        980,691
Shares issued in reinvestment
  of distributions ...............        414,005         41,121           180,407         17,971

Acquisition from Hanover
  Merger  ........................             --             --         9,525,310        944,428
Shares redeemed ..................    (24,816,324)    (2,466,062)      (10,152,955)    (1,010,716)
                                    -------------     ----------     -------------     ----------
Net increase (decrease) in
  Trust shares outstanding  ......  $     454,023         42,478     $   9,395,434        932,374
                                    =============     ==========     =============     ==========


                                                      Vista Short-term Bond Fund
                                   -----------------------------------------------------------------
                                                        Years Ended October 31,
                                                 1997                             1996
                                   -------------------------------- --------------------------------
                                       Amount         Shares           Amount          Shares
                                   ---------------- --------------- ---------------- ---------------
         Institutional Shares
Shares sold  .....................   $ 12,347,482      1,223,232     $  23,871,765      2,370,072
Shares issued in reinvestment
  of distributions ...............      1,921,759        190,597         1,898,858        188,565
Shares redeemed ..................    (19,693,053)    (1,951,222)      (18,908,685)    (1,880,725)
                                     ------------     ----------     -------------     ----------
Net increase (decrease) in
  Trust shares outstanding  ......  ($  5,423,812)      (537,393)    $   6,861,938        677,912
                                     ============     ==========     =============     ==========

--------------
* In 1996, the Fund changed its fiscal year end from November 30 to October 31. The period shown is December 1, 1995 through October 31, 1996.
# Formerly known as the Vista U.S. Government Income Fund.
** Commencement of offering class of shares.


6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were as follows:

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


                              Accrued
                 Pension      Pension
                Expenses     Liability
                ----------   ----------
VUSTI  ......   $2,308       $5,524
VUSGS  ......    1,522        3,011
VBF .........      426        1,272
VSTBF  ......    1,052        2,265


7. Acquisition -- On May 6, 1996, The Vista U.S. Government Securities Fund acquired the net assets of the Hanover U.S. Government Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $81 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in the financial statements for VUSGS for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

Also on May 6, 1996, the Vista Short-Term Bond Fund acquired all the net assets (approximately $9.5 million) of the Hanover Short Term U.S. Government Fund pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares, whereby the Hanover Shareholders surrendered 976,558 shares (net assets of $9.5 million) of the Hanover Short Term U.S. Government Fund in exchange for 944,428 shares of the Vista Short-Term Bond Fund. The post-merger net assets of the combined Fund were approximately $46,118,000.

                               Vista Mutual Funds
             Financial Highlights Throughout each period indicated

                                                                            Vista U.S. Treasury Income Fund**
                                                          ---------------------------------------------------------------------
                                                                                         Class A
                                                          ---------------------------------------------------------------------
                                                                                       Year Ended
                                                          ---------------------------------------------------------------------
                                                          10/31/97       10/31/96    10/31/95       10/31/94      10/31/93
                                                          ------------- ------------ ------------- -------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   .................. $   11.13      $  11.40    $   10.60      $   12.10     $   11.68
                                                          ---------      --------    ---------      ---------     ---------
 Income from Investment Operations:
  Net Investment Income .................................      0.662         0.655        0.699          0.646         0.666
  Net Gain or (Losses) in Securities (both realized and
   unrealized) ..........................................      0.126       ( 0.268)       0.798        ( 1.297)        0.699
                                                          ----------     ---------   ----------     ----------    ----------
  Total from Investment Operations  .....................      0.788         0.387        1.497        ( 0.651)        1.365
                                                          ----------     ---------   ----------     ----------    ----------
 Less Distributions:
  Dividends from Net Investment Income ..................      0.657         0.656        0.697          0.646         0.667
  Distributions from Capital Gains  .....................         --            --           --          0.203         0.287
                                                          ----------     ---------   ----------     ----------    ----------
  Total Distributions   .................................      0.657         0.656        0.697          0.849         0.954
                                                          ----------     ---------   ----------     ----------    ----------
Net Asset Value, End of Period   ........................ $    11.26     $   11.13   $    11.40     $    10.60    $    12.10
                                                          ==========     =========   ==========     ==========    ==========
Total Return (1)                                                7.35%         3.56%       14.59%        ( 5.58%)       12.35%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ............... $   85,133     $ 111,482   $   99,109     $   99,524    $   92,039
 Ratio of Expenses to Average Net Assets #   ............       0.90%         0.90%        0.87%          0.76%         0.75%
 Ratio of Net Investment Income to Average Net Assets #         5.97%         5.89%        6.37%          5.74%         5.61%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................       1.21%         1.29%        1.40%          1.28%         1.14%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ...........................       5.66%         5.50%        5.84%          5.22%         5.22%
Portfolio Turnover Rate .................................        179%          103%         164%           163%          296%



                                                                                  Class B
                                                          -------------------------------------------------------
                                                                         Year Ended
                                                          ---------------------------------------- 11/04/93*
                                                                                                    Through
                                                          10/31/97      10/31/96     10/31/95       10/31/94
                                                          ------------- ------------ ------------- --------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   .................. $   11.11     $  11.37     $   10.59      $   11.98
                                                          ---------     --------     ---------      ---------
 Income from Investment Operations:
  Net Investment Income .................................     0.580        0.571         0.621          0.592
  Net Gain or (Losses) in Securities (both realized and
   unrealized) ..........................................     0.125      ( 0.265)        0.797        ( 1.187)
                                                          ---------     --------     ---------      ---------
  Total from Investment Operations  .....................     0.705        0.306         1.418        ( 0.595)
                                                          ---------    ---------    ----------     ----------
 Less Distributions:
  Dividends from Net Investment Income ..................     0.565        0.566         0.638          0.592
  Distributions from Capital Gains  .....................        --           --            --          0.203
                                                         ----------    ---------    ----------     ----------
  Total Distributions   .................................     0.565        0.566         0.638          0.795
                                                         ----------    ---------    ----------     ----------
Net Asset Value, End of Period   ........................$    11.25    $   11.11     $   11.37      $   10.59
                                                         ==========    =========     =========      =========
Total Return (1)                                               6.56%        2.82%        13.80%        ( 5.18%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ............... $  10,603    $  10,764     $  10,652      $   5,184
 Ratio of Expenses to Average Net Assets #   ............      1.64%        1.64%         1.62%          1.50%
 Ratio of Net Investment Income to Average Net Assets #        5.24%        5.12%         5.53%          5.28%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................      1.71%        1.79%         1.89%          1.78%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ...........................      5.17%        4.97%         5.26%          5.00%
Portfolio Turnover Rate .................................       179%         103%          164%           163%

-------
(1) Total return figures do not include the effect of any sales load.
 * Commencement of offering class of shares.
 # Short periods have been annualized.
 ** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

                               Vista Mutual Funds
                              Financial Highlights
                       See notes to financial statements.

                                                                   Vista U.S. Government Securities Fund
                                                                   --------------------------------------
                                                                            Class A          Class I
                                                                   ------------------------- ------------
                                                                     Year       05/06/96**     Year
                                                                    Ended        Through      Ended
                                                                   10/31/97      10/31/96    10/31/97
                                                                   ------------ ------------ ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ........................... $     9.90    $   9.62      $   9.89
                                                                   ----------    --------      --------
 Income from Investment Operations:
  Net Investment Income ..........................................      0.580       0.259         0.590
  Net Gains or Losses in Securities (both realized and unrealized)      0.146       0.255         0.152
                                                                   ----------    --------      --------
  Total from Investment Operations  ..............................      0.726       0.514         0.742
                                                                   ----------    --------      --------
 Less Distributions:
  Dividends from Net Investment Income ...........................      0.566       0.234         0.591
  Distributions from Capital Gains  ..............................         --                        --
                                                                   ----------                  --------
  Total Distributions   ..........................................      0.566       0.234         0.591
                                                                   ----------    --------      --------
Net Asset Value, End of Period   ................................. $    10.06    $   9.90      $  10.04
                                                                   ==========    ========      ========
Total Return (1)  ................................................       7.61%       5.41%         7.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ........................ $    2,277    $  3,333      $ 52,848
 Ratio of Expenses to Average Net Assets #   .....................       1.05%       1.05%         0.85%
 Ratio of Net Investment Income to Average Net Assets #  .........       5.61%       5.30%         5.78%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  ..............................       1.57%       1.55%         0.91%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ....................................       5.09%       5.00%         5.72%
Portfolio Turnover Rate ..........................................        569%        101%          569%



                                                                                       Year Ended
                                                                   12/01/95(2)   ------------------------- 02/19/93*
                                                                     Through                                Through
                                                                    10/31/96     11/30/95     11/30/94      11/30/93
                                                                   ------------- ------------ ------------ -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ...........................  $   10.18     $    9.23   $  10.27     $   10.00
                                                                    ---------     ---------   --------     ---------
 Income from Investment Operations:
  Net Investment Income ..........................................      0.501         0.560      0.500         0.340
  Net Gains or Losses in Securities (both realized and unrealized)    ( 0.302)        0.950    ( 0.940)        0.270
                                                                    ---------     ---------   --------     ---------
  Total from Investment Operations  ..............................      0.199         1.510    ( 0.440)        0.610
                                                                    ---------     ---------   --------     ---------
 Less Distributions:
  Dividends from Net Investment Income ...........................      0.489         0.560      0.500         0.340
  Distributions from Capital Gains  ..............................         --            --      0.100            --
                                                                    ---------     ---------   --------     ---------
  Total Distributions   ..........................................      0.489         0.560      0.600         0.340
                                                                    ---------     ---------   --------     ---------
Net Asset Value, End of Period   .................................  $    9.89     $   10.18    $  9.23     $   10.27
                                                                    =========     =========   ========     =========
Total Return (1)  ................................................       2.09%        16.82%      4.41%         6.16%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ........................  $  67,980    $   83,304   $ 83,649    $   86,089
 Ratio of Expenses to Average Net Assets #   .....................       0.85%         0.85%      0.85%         0.85%
 Ratio of Net Investment Income to Average Net Assets #  .........       5.55%         5.78%      5.15%         4.26%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  ..............................       1.04%         1.11%      1.04%         1.04%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ....................................       5.36%         5.52%      4.96%         4.07%
Portfolio Turnover Rate ..........................................        101%          220%       134%           37%

-------
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.
(2) In 1996, the Fund changed its fiscal year end from November 30 to October
31.

                       See notes to financial statements.

                               Vista Mutual Funds
                              Financial Highlights

                                                                           Vista Bond Fund
                                                                     ---------------------------
                                                                               Class A
                                                                     ---------------------------
                                                                       Year        05/06/96**
                                                                      Ended         Through
                                                                     10/31/97       10/31/96
                                                                     ------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $   10.71     $   10.39
                                                                     ---------     ---------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.629         0.288
  Net Gains or Losses in Securities (both realized and unrealized)       0.330         0.310
                                                                     ---------    ----------
  Total from Investment Operations .................................     0.959         0.598
                                                                     ---------    ----------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.638         0.278
  Distributions from Capital Gains .................................     0.210            --
                                                                     ---------    ----------
  Total Distributions  .............................................     0.848         0.278
                                                                     ---------    ----------
Net Asset Value, End of Period  .................................... $   10.82     $   10.71
                                                                     =========    ==========
Total Return (1) ...................................................      9.45%         5.95%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $  26,402    $      988
 Ratio of Expenses to Average Net Assets #  ........................      0.92%         0.90%
 Ratio of Net Investment Income to Average Net Assets # ............      6.11%         5.75%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      1.61%         2.39%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      5.42%         4.26%
Portfolio Turnover Rate   ..........................................       823%          122%



                                                                               Class B                    Class I
                                                                     --------------------------- --------------------------
                                                                       Year        05/06/96**           Year Ended
                                                                      Ended         Through      --------------------------
                                                                     10/31/97       10/31/96     10/31/97      10/31/96
                                                                     ------------- ------------- ------------- ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $   10.76     $  10.319     $   10.71     $  10.91
                                                                     ---------     ---------     ---------     --------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.578         0.233         0.680        0.665
  Net Gains or Losses in Securities (both realized and unrealized)       0.323         0.368         0.324      ( 0.148)
                                                                     ---------     ---------     ---------     --------
  Total from Investment Operations .................................     0.901         0.601         1.004        0.517
                                                                     ---------     ---------     ---------     --------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.580         0.231         0.684        0.662
  Distributions from Capital Gains .................................     0.210            --         0.210        0.055
                                                                     ---------     ---------     ---------     --------
  Total Distributions  .............................................     0.790         0.231         0.894        0.717
                                                                     ---------     ---------     ---------     --------
Net Asset Value, End of Period  .................................... $   10.87     $   10.76     $   10.82     $  10.71
                                                                     =========     =========     =========     ========
Total Return (1) ...................................................      8.32%         6.12%         9.93%        4.90%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $   1,447     $     821     $  18,097     $ 17,777
 Ratio of Expenses to Average Net Assets #  ........................      1.64%         1.65%         0.50%        0.36%
 Ratio of Net Investment Income to Average Net Assets # ............      5.26%         4.97%         6.42%        6.23%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      2.07%         2.93%         1.17%        0.87%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      4.83%         3.69%         5.75%        5.72%
Portfolio Turnover Rate   ..........................................       823%          122%          823%         122%



                                                                                      Class I
                                                                     --------------------------------------------
                                                                                     Year Ended
                                                                     --------------------------------------------
                                                                     10/31/95        10/31/94        10/31/94
                                                                     -------------  --------------  -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $   10.08       $   11.30       $   10.76
                                                                     ---------       ---------       ---------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.687           0.667           0.622
  Net Gains or Losses in Securities (both realized and unrealized)       0.854         ( 1.140)          0.679
                                                                     ---------       ---------       ---------
  Total from Investment Operations .................................     1.541         ( 0.473)          1.251
                                                                     ---------       ---------       ---------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.687           0.667           0.684
  Distributions from Capital Gains .................................     0.024           0.081           0.026
                                                                     ---------       ---------       ---------
  Total Distributions  .............................................     0.711           0.748           0.710
                                                                     ---------       ---------       ---------
Net Asset Value, End of Period  .................................... $   10.91       $   10.08       $   11.30
                                                                     =========       =========       =========
Total Return (1) ...................................................     15.83%         ( 4.30%)         12.63%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $  57,285      $   52,439       $  61,155
 Ratio of Expenses to Average Net Assets #  ........................      0.31%           0.31%           0.31%
 Ratio of Net Investment Income to Average Net Assets # ............      6.56%           6.27%           6.15%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      0.87%           0.92%           0.82%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      6.00%           5.66%           5.64%
Portfolio Turnover Rate   ..........................................        30%             17%             20%




-------
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

                               Vista Mutual Funds
                              Financial Highlights

                                                                     Vista Short-Term Bond Fund
                                                                     --------------------------
                                                                              Class A
                                                                     --------------------------
                                                                       Year       05/06/96**
                                                                      Ended        Through
                                                                     10/31/97      10/31/96
                                                                     ------------ -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $  10.10     $   10.03
                                                                     --------     ---------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.580         0.262
  Net Gains or Losses in Securities (both realized and unrealized)      (0.001)        0.072
                                                                     ---------    ----------
  Total from Investment Operations .................................     0.579         0.334
                                                                     ---------    ----------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.579         0.264
  Distributions from Capital Gains .................................        --            --
                                                                     ---------    ----------
  Total Distributions  .............................................     0.579         0.264
                                                                     ---------    ----------
Net Asset Value, End of Period  .................................... $   10.10     $   10.10
                                                                     ---------    ----------
Total Return (1) ...................................................      5.91%         3.41%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $   9,847     $   9,416
 Ratio of Expenses to Average Net Assets #  ........................      0.75%         0.75%
 Ratio of Net Investment Income to Average Net Assets # ............      5.76%         5.28%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      1.31%         1.45%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      5.20%         4.58%
Portfolio Turnover Rate   ..........................................       471%          158%



                                                                                      Institutional Class
                                                                     -----------------------------------------------------
                                                                                          Year Ended
                                                                     -----------------------------------------------------
                                                                      10/31/97      10/31/96      10/31/95     10/31/94
                                                                      --------      --------      --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $   10.12    $    10.08    $     9.91    $   10.14
                                                                     ---------    ----------    ----------    ---------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.616         0.561         0.542        0.465
  Net Gains or Losses in Securities (both realized and unrealized)      (0.005)        0.035         0.168       (0.230)
                                                                     ---------    ----------    ----------    ---------
  Total from Investment Operations .................................     0.611         0.596         0.710        0.235
                                                                     ---------    ----------    ----------    ---------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.621          0556         0.542        0.465
  Distributions from Capital Gains .................................        --            --            --           --
                                                                     ---------    ----------    ----------    ---------
  Total Distributions  .............................................     0.621         0.556         0.542        0.465
                                                                     ---------    ----------    ----------    ---------
Net Asset Value, End of Period  .................................... $   10.11    $    10.12    $    10.08     $   9.91
                                                                     ---------    ----------    ----------    ---------
Total Return (1) ...................................................      6.23%         6.10%         7.37%        2.38%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $  37,788    $   43,242    $   36,246    $  35,987
 Ratio of Expenses to Average Net Assets #  ........................      0.42%         0.35%         0.37%        0.31%
 Ratio of Net Investment Income to Average Net Assets # ............      6.08%         5.59%         5.41%        4.59%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      0.93%         0.89%         0.90%        0.86%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      5.57%         5.05%         4.83%        4.05%
Portfolio Turnover Rate   ..........................................       471%          158%           62%          44%



                                                                      10/31/93
                                                                      --------
Per Share Operating Performance
Net Asset Value, Beginning of Period  .............................. $   10.26
                                                                     ---------
 Income from Investment Operations:
  Net Investment Income   ..........................................     0.489
  Net Gains or Losses in Securities (both realized and unrealized)     ( 0.073)
                                                                     ---------
  Total from Investment Operations .................................     0.416
                                                                     ---------
 Less Distributions:
  Dividends from Net Investment Income   ...........................     0.536
  Distributions from Capital Gains .................................        --
                                                                     ---------
  Total Distributions  .............................................     0.536
                                                                     ---------
Net Asset Value, End of Period  .................................... $   10.14
                                                                     ---------
Total Return (1) ...................................................      4.73%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) ........................... $  70,963
 Ratio of Expenses to Average Net Assets #  ........................      0.31%
 Ratio of Net Investment Income to Average Net Assets # ............      5.25%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets # .................................      0.70%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #  .......................................      4.80%
Portfolio Turnover Rate   ..........................................        17%

-------
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group


In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vista U.S. Treasury Income Fund, Vista U.S. Government Securities Fund, Vista Bond Fund and Vista Short-Term Bond Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for the year then ended and the period December 1, 1995 through October 31, 1996 for Vista U.S. Government Securities Fund) and the financial highlights for each of the periods presented (for the year ended October 31, 1997 and the period December 1, 1995 through October 31, 1996 for Vista U.S. Government Securities Fund), in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of Vista U.S. Government Securities Fund for each of the two years in the period ended November 30, 1995 and the period February 19, 1993 (commencement of operations) through November 30, 1993 were audited by other independent accountants whose report dated January 19, 1996 expressed an unqualified opinion on those financial statements.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

                                   Unaudited

Vista U.S. Treasury Income Fund
Vista U.S. Government Securities Fund
Vista Bond Fund
Vista Short-Term Bond Fund

Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1997. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns for the calendar year ending December 31, 1997 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997.

The following represents the source and percentage of income earned from government obligations and the long-term capital gains distributed per share by the Funds:



                                                Government
                             U.S. Treasury   National Mortgage   Federal Home
         Vista Fund           Obligations       Association       Loan Bank
---------------------------- --------------- ------------------- --------------
Vista U.S. Treasury Income      94.76%                 --             0.23%
U.S. Government Securities      42.91%              13.07%              --
Bond                            25.22%               6.29%              --
Short-Term Bond                 23.45%               9.34%            0.26%



                                                                                 Long-Term
                              Federal Home   Federal National   Student Loan   Capital Gains
                             Loan Mortgage       Mortgage        Marketing      Distribution
         Vista Fund           Corporation      Association       Association     Per Share
---------------------------- --------------- ------------------ -------------- --------------
Vista U.S. Treasury Income         0.03%            0.58%            0.04%            --
U.S. Government Securities        10.11%           23.03%              --             --
Bond                              10.24%            9.05%              --          $0.21
Short-Term Bond                   11.14%           12.76%            0.11%            --

(back cover)

Vista Service Center
P.O. BOX 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc. which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                                                                    VBND-2-1297

                                 ANNUAL REPORT
                           VISTA AMERICAN VALUE FUND

                                October 31, 1997

                          Vista Family of Mutual Funds

                                CHAIRMAN'S LETTER

Dear Shareholder:

We are pleased to present this Annual Report for the Vista American Value Fund for the year ended October 31, 1997.

Growing Economy, Low Inflation Drive Equities Higher

The U.S. economy, in one of the longest expansions in history, set the stage for solid stock market gains during the reporting period. The market benefited from corporate profit growth, low inflation, and continuing inflows from both U.S. and overseas investors. Although the U.S. stocks showed slightly higher gains than small- and mid-capitalization issues, smaller issues close the gap later in the year a investors focused on compelling valuations and earnings. While U.S. stocks were not immune to October's global correction caused by economic and currency instability in Asia, prices recovered as investors recognized the enduring strength of U.S. economic fundamentals.

U.S. Bond Markets Become Safe Haven

U.S. bond markets were driven by an acute sensitivity to whether the high levels of economic growth would lead to a resurgence of inflation. While this caused bond investors to react to each economic report, inflation remained muted. As the year ended. U.S. bond markets rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

After a three year period in which U.S. stock prices doubled, the October volatility served a reminder that equity markets are inherently volatile over the short term. It's important for you to understand the potential risks and returns in an investment program based on your time horizon and risk tolerance. All of us at Vista look forward to continuing to help you work toward your financial goals.


Sincerely yours,

/s/ Fergus Reid
    Fergus Reid
    Chairman

                   Vista American Value Fund
                   Portfolio of Investments   October 31, 1997


Shares       Issuer                                              Value
==============================================================================
       Common Stock - 89.0%
------------------------------------------------------------------------------
            Aerospace - 2.3%
 5,000        Raytheon Co.                                       $271,250
                                                                 --------
            Agricultural Production / Services - 2.4%
12,600        Archer-Daniels-Midland Co.                          280,350
                                                                  -------
            Automotive - 1.9%
 7,000        Genuine Parts Co.                                   219,187
                                                                  -------
            Banking - 6.8%
 4,270        Banc One Corp.                                      222,574
 2,800        BankAmerica Corp.                                   200,200
 4,000        H. F. Ahmanson & Co                                 236,000
 1,200        J. P. Morgan & Company Inc.                         131,700
                                                                  -------
                                                                  790,474
                                                                  -------
            Computer Software - 2.0%
 6,000        Electronic Data Systems Corp.                       232,125
                                                                  -------
            Computers / Computer Hardware - 1.1%
 2,000        Hewlett-Packard Co.                                 123,375
                                                                  -------
            Consumer Products - 2.0%
 7,500        Fleetwood Enterprises, Inc.                         227,344
                                                                  -------
            Diversified - 4.7%
 3,400        Cognizant Corp.                                     133,237
 4,500        Fluor Corp.                                         185,063
 5,000        Tenneco Inc.                                        224,688
                                                                  -------
                                                                  542,988
                                                                  -------
            Electronics / Electrical Equipment - 5.7%
10,000        EG&G, Inc.                                          206,875
 4,000        Motorola, Inc.                                      247,000
 4,000        Tecumseh Products Co., Class A                      207,500
                                                                  -------
                                                                  661,375
                                                                  -------
            Environmental Services - 1.4%
 7,000        Waste Management Inc.                               163,625
                                                                  -------

            Financial Services - 2.7%
 6,400        Federal National Mortgage Association               310,000
                                                                  -------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                   Vista American Value Fund
                   Portfolio of Investments   October 31, 1997

Shares      Issuer                                             Value
================================================================================
            Health Care / Health Care Services - 1.1%
 4,400        Bard (C.R.), Inc.                                  $122,100
                                                                 --------
            Insurance - 5.5%
 5,000        Allstate Corp.                                      414,687
 4,800        Safeco Corp.                                        228,600
                                                                  -------
                                                                  643,287
                                                                  -------
            Manufacturing - 3.7%
 6,500        ITT Industries, Inc.                                205,156
 8,200        Zero Corp.                                          220,375
                                                                  -------
                                                                  425,531
                                                                  -------
            Metals / Mining - 1.3%
 7,400        Cyprus Amax Minerals Co.                            154,937
                                                                  -------
            Oil & Gas - 10.3%
 2,400        Atlantic Richfield Co. (ARCO)                       197,550
10,000        Enron Oil & Gas Co.                                 210,625
 9,500        Occidental Petroleum Corp.                          264,813
 5,600        Phillips Petroleum Co.                              270,900
10,000        Union Pacific Resources Group, Inc.                 246,250
                                                                  -------
                                                                1,190,138
                                                                  -------
            Paper / Forest Products - 8.9%
11,500        Longview Fibre Co.                                  182,563
15,000        Louisiana-Pacific Corp.                             315,000
 5,000        Potlatch Corp.                                      249,375
 3,000        St. Joe Paper Co.                                   285,750
                                                                  -------
                                                                1,032,688
                                                                  -------
            Pharmaceuticals - 2.3%
 3,000        Merck & Company, Inc.                               267,750
                                                                  -------
            Printing & Publishing - 1.9%
 4,000        Tribune Co.                                         220,500
                                                                  -------
            Real Estate Investment Trust - 2.3%
 9,674        BRE Properties, Inc., Class A                       265,430
                                                                  -------
            Retailing - 9.1%
 7,000        Albertson's, Inc.                                   258,125
 4,000        Dayton-Hudson Corp.                                 251,250
 4,600        Dillards Inc., Class A                              176,525
10,000        SUPERVALU, Inc.                                     366,250
                                                                  -------
                                                                1,052,150
                                                                  -------

                       See notes to financial statements.
--------------------------------------------------------------------------------

                   Vista American Value Fund
                   Portfolio of Investments   October 31, 1997

Shares      Issuer                                                  Value
================================================================================
            Shipping / Transportation - 1.7%
 6,000        Norfolk Southern Corp.                             $192,750
                                                                 --------
            Telecommunications - 2.5%
 6,000        AT&T Corp.                                          293,625
                                                                  -------
            Tire & Rubber - 2.2%
 4,000        Goodyear Tire & Rubber, Inc.                        250,500
                                                                  -------
            Utilities - 1.5%
 8,000        Central & South West Corp.                          172,500
                                                                  -------
            Wholesaling - 1.7%
 7,200        Reliance Steel & Aluminum Co.                       197,550
--------------------------------------------------------------------------------
        Total Common Stock                                     10,303,529
        (Cost $7,731,397)
--------------------------------------------------------------------------------
Principal
 Amount
================================================================================
         Corporate Notes & Bonds FRN - 3.2%
--------------------------------------------------------------------------------
            Financial Services - 3.2%
$370,500      Ford Motor Credit Corp., 5.50%, 11/04/97            370,330
            (Cost $370,330)
================================================================================
         Total Long-Term Investments                           10,673,859
         (Cost $8,101,727)
================================================================================

         Short-Term Investments - 8.3%
================================================================================
             Commercial Paper - 3.2%
 368,400       General Electric Capital Corp., 5.52%, 11/12/97    367,779
                                                                  -------

             U.S. Treasury Securities - 5.1%
               U.S. Treasury Bills,
 263,000         4.53%, 11/20/97                                  262,371
  13,000         4.60%, 11/20/97                                   12,968
  48,000         4.75%, 11/20/97                                   47,880
 273,000         4.77%, 11/20/97                                  272,313
                                                                  -------
                                                                  595,532
--------------------------------------------------------------------------------
        Total Short-Term Investments                              963,311
        (Cost $963,311)
================================================================================
        Total Investments 100.5%                              $11,637,170
        (Cost $9,065,038)
================================================================================

FRN = Floating Rate Notes: the maturity date shown is the next interest reset date; the rate shown is the rate in effect at October 31, 1997

                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vista American Value Fund
Statement of Assets and Liabilities  October 31, 1997

ASSETS:
Investment securities, at value (Note 1)                  $11,637,170
Cash                                                              575
Receivables:
     Interest and dividends                                    10,687
     Fund shares sold                                          10,000
Other assets                                                      203
                                                         -------------
          Total assets                                     11,658,635
                                                         -------------

LIABILITIES:
Accrued liabilities:  (Note 2)
     Administration fees                                        1,533
     Distribution fees                                            102
     Investment advisory fees                                   1,022
     Shareholder servicing fees                                   920
     Custodian                                                  7,264
     Other                                                     70,367
                                                         -------------
          Total Liabilities                                    81,208
                                                         -------------

NET ASSETS:
Paid in capital                                             7,566,673
Accumulated undistributed net investment income               143,569
Accumulated undistributed net realized gain
          on investment transactions                        1,295,053
Net unrealized appreciation of investments                  2,572,132
                                                         -------------
Net Assets:                                               $11,577,427
                                                         =============


Shares of beneficial interest outstanding ($.001 par
     value; unlimited number of shares authorized):           737,783

      Net asset value, maximum offering price
          and redemption price per share*                      $15.69
                                                               ------


Cost of Investments                                        $9,065,038
                                                         -------------

* Net assets/shares outstanding

                       See notes to financial statements.
--------------------------------------------------------------------------------

Vista American Value Fund
Statement of Operations
For the year ended October 31, 1997

INVESTMENT INCOME:
Dividend                                                    $238,493
Interest                                                      64,864
                                                          -----------
    Total investment income                                  303,357
                                                          -----------

EXPENSES:  (Note 2)
Administration fees                                           16,153
Distribution fees                                             26,921
Investment Advisory fees                                      75,380
Shareholder servicing fees                                    26,921
Custodian fees                                                16,895
Printing and postage                                           6,059
Professional fees                                             18,602
Registration costs                                            40,624
Transfer agent fees                                           23,373
Trustees fees and expenses                                       538
Other                                                         12,480
                                                          -----------
          Total expenses                                     263,946
     Less amounts waived (Note 2)                            121,801
                                                          -----------
          Net expenses                                       142,145
                                                          -----------
               Net investment income                         161,212
                                                          -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                           1,299,496
Change in net unrealized appreciation on investments         600,844
                                                          -----------

     Net realized and unrealized gain on investments       1,900,340
                                                          -----------

     Net increase in net assets from operations           $2,061,552
                                                          ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vista American Value Fund
Statements of Changes in Net Assets
For the periods indicated

                                                ----------------------------
                                                     Year       12/01/95*
                                                    Ended        Through
                                                   10/31/97      10/31/96
                                                ----------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                              $161,212      $106,948
Net realized gain on investments                  1,299,496       500,892
Change in net unrealized appreciation
  on investments                                    600,844       716,130
                                                --------------------------
    Increase in net assets from operations        2,061,552     1,323,970
                                                --------------------------


DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1):
Net investment income                               (72,761)     (137,004)
Net realized gain on investment transactions       (378,357)     (184,857)
                                                --------------------------
Total dividends and distributions                  (451,118)     (321,861)
                                                --------------------------

Increase from capital share
  transactions (Note 5)                             357,593       208,701
                                                --------------------------
    Total increase in net assets                  1,968,027     1,210,810

NET ASSETS:
   Beginning of period                            9,609,400     8,398,590
                                                --------------------------
   End of period                                $11,577,427    $9,609,400
                                                ==========================

* In 1996, the fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

                            VISTA AMERICAN VALUE FUND

1. Organization and Significant Accounting Policies - Mutual Fund Group ( the "Trust" ) was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, the ("1940 Act") as an open-end management investment company. Vista American Value Fund, the "Fund", is a separate series of The Trust. The Fund offers one class of shares only.

The Chase Manhattan Corporation has entered into an agreement whereby it will sell its 50% interest in Van Deventer & Hoch to Crestline Capital Partners L.P. Subject to shareholder approval and the satisfaction of certain other conditions, the Fund will be reorganized into a new mutual fund portfolio managed by Van Deventer & Hoch. It is anticipated that this reorganization will be consummated in early 1998.

The following is a summary of significant accounting policies followed by the
Fund:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. Valuation of investments - Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities, other than short-term obligations, including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

3. Security transactions and investment income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

4. Federal income taxes - The Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

5. Distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition-"temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The adjustments for the Fund relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

6. Expenses - Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.



2. Fees and Other Transactions with Affiliates

A. Investment advisory fee -- Pursuant to an investment advisory agreement, The Chase Manhattan Bank, ( "Chase" or the "Advisor" ) acts as the Investment Advisor to the Fund. Chase is a direct wholly owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.70% of the Fund's average daily net assets. For the year ended October 31, 1997, the Advisor voluntarily waived $66,883 of its fees.

VanDeventer and Hoch, a registered investment advisor is the sub-investment advisor for the Fund pursuant to a Sub-lnvestment Advisory Agreement with Chase and is paid a fee by Chase at an annual rate equal to 0.35% of the Fund's average daily net assets.

B. Shareholder servicing fees - The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Fund may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Fund. Chase is the sole shareholder serving agent of the Fund.

For the year ended October 31, 1997, the Shareholder Servicing Agents have voluntarily waived $23,326 of their fees.

C. Distribution and sub-administration fees - Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc., (the "Distributor") a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of the Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff, and office space for an annual fee of 0.05% of the average daily net assets of the Fund.

The Trustees have adopted a Distribution Plan ( the "Distribution Plan" ) for the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Fund.

For the year ended October 31, 1997, the Distributor voluntarily waived $26,921 of distribution fees.

D. Administration fee--Pursuant to an Administration Agreement, Chase, ( the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at the annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator voluntarily waived $ 4,671 of the administration fees.

E. Other - Certain officers of the Trust are officers of Vista Fund Distributors, Inc., or of its parent corporation, BISYS.

Chase provides portfolio accounting and custody services for the Fund. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions--For the year ended October 31, 1997, purchases and sales of investments, (excluding short-term investments), were as follows:

Purchases (excluding U.S. Government)                   $3,548,974
Sales (excluding U.S. Government)                        3,933,511

4. Federal Income Tax Matters- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1997, are as follows:

Aggregate cost                                          $9,065,038
                                                        ===========
Gross unrealized appreciation                           $2,808,640
Gross unrealized depreciation                              (236,508)
                                                        -----------
Net unrealized appreciation                             $2,572,132
                                                        ===========

5. Transactions in Shares of Beneficial Interest - Transactions in Shares of Beneficial Interest were as follows:

--------------------------------------------------------------------------------
                               Year Ended                 12/01/95 through
                             October 31, 1997                 10/31/96 #
                          Amount         Shares          Amount        Shares
-------------------------------------------------------------------------------

Shares sold             $1,184,581        81,628      $1,539,038       122,851
Shares issued in
  reinvestment of          441,671        32,814         316,992        25,852
  distributions.
Shares redeemed         (1,268,659)      (89,019)     (1,647,329)     (130,112)
                       --------------------------------------------------------
Net increase
  (decrease) in Trust
  shares outstanding      $357,593        25,423        $208,701        18,591
                       =========================================================
--------------------------------------------------------------------------------
# - In 1996, the Fund changed its fiscal year end to October 31.

6. Retirement Plan--The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were $203 and $588, respectively.

7. Mergers--On May 6, 1996, The Vista American Value Fund acquired the net assets of the Hanover American Value Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $8.4 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in the financial statements for the Fund for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

--------------------------------------------------------------------------------
Financial Highlights

                                                     Vista American Value Fund
                                                --------    --------    --------
                                                  Year     12/1/95##    2/3/95*
                                                 Ended      Through     Through
                                                10/31/97    10/31/96    11/30/95
                                                --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period             $13.49      $12.11      $10.00
                                                -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                         0.218       0.152       0.180
    Net gains or losses in securities
      (both realized and unrealized)              2.602       1.694       2.000
                                                -------     -------     -------
       TOTAL FROM INVESTMENT OPERATIONS           2.820       1.846       2.180
                                                -------     -------     -------
LESS DISTRIBUTIONS:
    Dividends from net investment income          0.100       0.196       0.070
    Distributions from capital gains              0.520       0.270        --
                                                -------     -------     -------
       TOTAL DISTRIBUTIONS                        0.620       0.466       0.070
                                                -------     -------     -------
NET ASSET VALUE, END OF PERIOD                   $15.69      $13.49      $12.11
                                                =======     =======     =======

TOTAL RETURN                                      21.67%      15.76%      21.80%

RATIOS/SUPPLEMENTAL DATA:

    Net Assets, End of Period (000 omitted)     $11,577     $ 9,609     $ 8,399
    Ratios to Average Net Assets:#
       Ratio of Expenses                           1.32%       1.37%       1.23%
       Ratio of Net Investment Income              1.50%       1.38%       1.97%
       Ratio of expenses without waivers and
          assumption of expenses                   2.45%       2.52%       2.03%
       Ratio of net investment income without
          waivers and assumption of expenses       0.37%       0.23%       1.17%

Portfolio Turnover Rate                              37%         25%         11%
Average commission rate per share               $0.0664     $0.0793     $0.0000

 * Commencement of operations.
 # Short periods have been annualized
## In 1996, the Fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vista American Value Fund (a separate portfolio of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period December 1, 1995 through October 31, 1996 and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York,  New York  10036
December 17, 1997

                                   (Unaudited)

Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1997. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns for the year ending December 31, 1997 will be received under separate cover.


FOR THE FISCAL YEAR ENDING OCTOBER 31, 1997.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the Long-Term capital gains distribution per share by the Fund:

Vista Fund         U.S. Treasury Obligations      Dividends Received Deduction
                   -------------------------      ----------------------------

American Value .............  8.19 %                        100.00%

EQUITY FUNDS

[background graphic of hills and trees]

                                     ANNUAL
                                     REPORT
                       -----------------------------------
                       Vista. Setting the Global Standard.



                           VISTA SMALL CAP EQUITY FUND

                           VISTA LARGE CAP EQUITY FUND

                               VISTA BALANCED FUND


                                  [Vista logo]
                                     VISTA
                             FAMILY OF MUTUAL FUNDS
                           MANAGED BY CHASE MANHATTAN

                                October 31, 1997

[background graphic of hills]

                                   HIGHLIGHTS

Economic expansion in the U.S. set the stage for solid stock market gains during the reporting period.

[bullet] The stock market benefited from corporate profit growth, low inflation and continuing inflows from U.S. and overseas investors.

[bullet] Bond markets, while sensitive to whether the high levels of economic growth would lead to a resurgence of inflation, rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.


                                    CONTENTS

Chairman's Letter                                          3

Vista Small Cap Equity Fund
   Fund Commentary [bullet] Portfolio of Investments       4

Vista Large Cap Equity Fund
   Fund Commentary [bullet] Portfolio of Investments      16

Vista Balanced Fund
   Fund Commentary [bullet] Portfolio of Investments      25

Financial Statements                                      40

Notes to Financial Statements                             43

Financial Highlights                                      51

Report of Independent Accountants                         54



[boxed text]

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
   CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
    RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
     INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         Vista Family of Mutual Funds


                               CHAIRMAN'S LETTER

                                December 10, 1997

Dear Shareholder:

We are pleased to present this Annual Report for the following Vista U.S. Equity Funds for the year ended October 31, 1997:

  [bullet] Small Cap Equity Fund
  [bullet] Large Cap Equity Fund
  [bullet] Balanced Fund

Growing Economy, Low Inflation Drive Equities Higher
The U.S. economy, in one of the longest expansions in history, set the stage for solid stock market gains during the reporting period. The market benefited from corporate profit growth, low inflation and continuing inflows from both U.S. and overseas investors. Although the largest U.S. stocks showed slightly higher gains than small- and mid-capitalization issues, smaller issues closed the gap later in the year as investors focused on compelling valuations and earnings. While U.S. stocks were not immune to October's global correction caused by economic and currency instability in Asia, prices recovered as investors recognized the enduring strength of U.S. economic fundamentals.

U.S. Bond Markets Become Safe Haven
U.S. bond markets were driven by an acute sensitivity to whether the high levels of economic growth would lead to a resurgence of inflation. While this caused bond investors to react to each economic report, inflation remained muted. As the year ended, U.S. bond markets rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

After a three-year period in which U.S. stock prices doubled, the October volatility served as a reminder that equity markets are inherently volatile over the short term. It's important for you to understand the potential risks and returns in an investment program based on your time horizon and risk tolerance. All of us at Vista look forward to continuing to help you work toward your financial goals.


Sincerely yours,

/s/Fergus Reid

Fergus Reid
Chairman

                                   Unaudited
                                About Your Fund


                          VISTA SMALL CAP EQUITY FUND

                                   FUND FACTS

  Objective:                  Capital Growth

  Primary investments:        Small Cap Common Stocks

  Suggested investment
  time frame:                 Long-Term

  Market benchmark:           Russell 2000 Index

  Lipper Funds category:      Small Company Growth Funds Average

                              Class A           Class B           Class I
                             ----------------  ----------------  ---------------
  Inception date:             12/20/94          3/28/95           5/7/96

  Newspaper symbol:           Sm Cap            Sm Cap            Sm Cap

  As of October 31, 1997
  Net assets:                 $174.0 million    $100.3 million    $307.1 million


PERFORMANCE
Vista Small Cap Equity Fund, which seeks to provide capital growth by investing in small-cap common stocks, had a total return of 24.61% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
For small cap stocks, the year can be broken into two distinct periods. The first, lasting through April of 1997, was one of underperformance and slim returns as investors favored larger-company stocks, especially during the time around the March 25th interest rate hike. The management team took advantage of falling stock prices to purchase what it believed were high-quality stocks at attractive prices, particularly within the technology and health care sectors.


The second period starting in May, was one of small cap leadership, proving this buying to be beneficial as the Fund's technology holdings performed well. As many technology companies reached their price targets, the investment team sold them and began shifting assets into consumer services and health care, which trailed during the small cap rally. This stance left the Fund well positioned for the October correction since technology stocks were the hardest hit among all major industry sectors.

                                   Unaudited
                                About Your Fund


                          VISTA SMALL CAP EQUITY FUND

OUTLOOK
A key aspect of the small cap turnaround has been the improving earnings of small caps relative to their larger peers. This combined with attractive valuations, leads the investment team to expect that small caps will remain the most attractive segment of the U.S. stock market over the next 12 to 18 months. Given the belief that economic growth will slow, it expects to emphasize companies which, in its view, are undervalued and can maintain their earnings growth in a slower-growth environment.



                          VISTA SMALL CAP EQUITY FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


[pie chart]

Investments 99.61%
Cash/Other 0.39%


                          VISTA SMALL CAP EQUITY FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


[pie chart]

Advertising 2.31%
Automotive 2.07%
Banking 8.77%
Business Services 6.87%
Computer Software 7.64%
Construction Materials 3.72%
Electronics/Electrical Equipment 9.72%
Financial Services 4.06%
Food/Beverages Products 2.24%
Health Care/Health Care Services 8.59%
Insurance 3.47%
Machinery & Engineering Equipment 2.43%
Manufacturing 2.90%
Oil & Gas 3.91%
Real Estate Investment Trusts 2.31%
Retailing 5.66%
US Government Agency Obligations 4.23%
Other 19.10%

                                   Unaudited
                                About Your Fund


                          VISTA SMALL CAP EQUITY FUND

                         TOP 10 HOLDINGS AS OF 10/31/97
  Company
-------------------------------------------------------------------------------
  Deutsche Bank AG (US)                                          4.05%
  Federal National Mortgage
   Association, Discount Notes                                   3.39%
  Newpark Res Inc.                                               1.62%
  Hyperion Software Corp.                                        1.58%
  Camco Intl. Inc.                                               1.43%
  Universal Health Svc. Cl. B                                    1.43%
  Outdoor Systems Inc.                                           1.38%
  Cort Business Svc Corp.                                        1.36%
  American Bankers Ins.
   Group Inc.                                                    1.34%
  Waters Corp.                                                   1.34%


Top 10 holdings comprised 18.92% of Fund's market value of investments. Fund holdings are subject to change at any time.


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+

                                        Without             With
  Class A Shares                     Sales Charge      Sales Charge
  One Year                               24.61%           18.69%
  Five Years                              N/A               N/A
  Since Inception (12/20/94)             36.33%           34.03%
  Class B Shares                     Without CDSC       With CDSC*
  One Year                               23.84%           18.84%
  Five Years                              N/A               N/A
  Since Inception (12/20/94)+            35.44%           32.44%
  Class I Shares
  One Year                               25.15%
  Five Years                              N/A
  Since Inception (12/20/94)+            36.61%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Assumes 5% CDSC for the one year period and a 3% CDSC for the period since inception.

+ The Fund commenced operations on 12/20/94. Class B Shares and Class I Shares were introduced on 3/28/95 and 5/7/96, respectively. Investors should note that the information presented for Class B and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund


                          VISTA SMALL CAP EQUITY FUND


[line chart]

                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                     VISTA SMALL CAP EQUITY FUND - CLASS A
                             AND ITS KEY BENCHMARKS

          Vista Small Cap     Lipper Small Company
          Equity Fund         Growth Funds Avg.        Russell 2000 Index

12/94      9525               10000                    10000
10/95     13869               12451                    12011
10/96     17899               15125                    14008
10/31/97  23169               19152                    18118



Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Small Cap Equity Fund, the Lipper Small Company Growth Funds Average and the Russell 2000 Index from December 20, 1994 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Small Company Growth Funds Average represents the average performance of a universe of 543 actively managed small company funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997


Shares       Issuer                                 Value
------------------------------------------------------------------
Long-Term Investments -- 89.5%
------------------------------------------------------------------
             Common Stock -- 89.4%
             ---------------------
             Advertising -- 2.3%
    264,375  Outdoor Systems, Inc.                   $  8,129,531
    130,000  Universal Outdoor Holdings, Inc.           5,492,500
                                                     ------------
                                                       13,622,031
                                                     ------------
             Aerospace -- 1.1%
    113,500  Precision Castparts Corp.                  6,675,219
                                                     ------------
             Airlines -- 0.6%
     75,000  Continental Airlines, Inc., Class B*       3,243,750
                                                     ------------
             Automotive -- 2.1%
    190,500  Dura Automotive Systems, Inc.              5,905,500
    150,000  Tower Automotive, Inc.                     6,281,250
                                                     ------------
                                                       12,186,750
                                                     ------------
             Banking -- 4.8%
    115,000  Cullen/Frost Bankers, Inc.                 5,807,500
    155,000  North Fork Bancorporation, Inc.            4,562,812
    115,000  Peoples Heritage Financial Group,
             Inc.                                       4,528,125
    120,373  TCF Financial Corp.                        6,846,214
    156,125  Zions Bancorporation                       6,069,359
                                                     ------------
                                                       27,814,010
                                                     ------------
             Broadcasting -- 1.4%
    400,000  Groupe AB, SA ADR (France)                 2,975,000
     80,000  Heftel Broadcasting Corp.                  5,320,000
                                                     ------------
                                                        8,295,000
                                                     ------------
             Business Services -- 7.0%
     75,000  CORESTAFF, Inc.*                           1,856,250
    220,000  CORT Business Services Corp.               8,002,500
     70,000  DeVRY, Inc.                                1,846,250
     30,300  Fair Issac & Company, Inc.                 1,316,156
    125,000  Fiserv, Inc.                               5,593,750
    263,000  Interim Services, Inc.                     6,887,313
    107,500  ITT Educational Services, Inc.*            2,593,437
    160,000  Lason Holdings, Inc.                       4,130,000
    117,500  NCO Group, Inc.                            4,230,000
    250,000  PMT Services, Inc.                         4,031,250
                                                     ------------
                                                       40,486,906
                                                     ------------


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares       Issuer                                 Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
             Chemicals -- 0.7%
    110,000  OM Group, Inc.                          $  4,152,500
                                                     ------------
             Computer Software -- 7.7%
    135,000  American Management Systems, Inc.          2,919,375
     96,700  Aspen Technologies, Inc.*                  3,638,338
    100,000  AXENT Technologies, Inc.                   2,337,500
    170,000  Datastream Systems, Inc.*                  5,185,000
    245,000  Hyperion Software Corp.                    9,340,625
    203,500  Integrated Systems, Inc.                   3,586,688
    135,000  Mastech Corp.                              4,471,875
     50,000  Memco Software Ltd. (Israel)               1,262,500
     55,000  Remedy Corp.                               2,585,000
    125,000  Tecnomatix Technologies, Ltd.              3,859,375
    151,875  Wind River Systems                         5,828,203
                                                     ------------
                                                       45,014,479
                                                     ------------
             Computers/Computer Hardware -- 0.6%
     75,000  Micros Systems, Inc.*                      3,375,000
                                                     ------------
             Construction Materials -- 3.8%
    300,000  Apogee Enterprises, Inc.                   7,162,500
     66,000  Barnett, Inc.*                             1,361,250
    100,000  NCI Building Systems, Inc.                 3,643,750
     82,400  Southdown, Inc.                            4,562,900
    198,500  Wilmar Industries, Inc.                    5,210,625
                                                     ------------
                                                       21,941,025
                                                     ------------
             Consumer Products -- 1.4%
    120,000  Equity Corp.                               2,445,000
    175,000  Furniture Brands International, Inc.       2,931,250
    100,000  Interface, Inc. Class A*                   2,887,500
                                                     ------------
                                                        8,263,750
                                                     ------------
             Distribution -- 0.7%
    150,000  Applied Industrial Technology, Inc.        4,359,375
                                                     ------------
             Diversified -- 0.5%
    175,000  Griffon Corp.                              2,767,188
                                                     ------------
             Electronics/Electrical Equipment -- 9.8%
    100,000  ANADIGICS, Inc.*                           3,700,000
     47,400  Berg Electronics Corp.*                    1,107,975
     80,000  BMC Industries, Inc.                       2,575,000


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
    70,000  Credence Systems Corp.                 $  2,065,000
    60,000  Etec Systems, Inc.*                       2,677,500
    50,000  KLA-Tencor Corp.                          2,196,875
    25,700  Lernout & Hauspie Speech Products
            N.V. (Belgium)*                           1,246,450
    47,000  Microchip Technology, Inc.*               1,874,125
   200,000  MRV Communications Inc.                   5,850,000
   125,000  Perceptron Inc.                           3,015,625
   100,000  PMC -- Sierra, Inc.*                      2,637,500
    75,000  QLogic Corp.                              2,437,500
    25,000  Sawtek, Inc.                                850,000
   200,000  Sipex Corp.                               6,575,000
    50,000  Stoneridge Inc.*                            812,500
   188,000  Teleflex, Inc.                            7,003,000
    70,000  Veeco Instruments Inc.                    2,773,750
   180,000  Waters Corp.                              7,920,000
                                                   ------------
                                                     57,317,800
                                                   ------------
            Entertainment/Leisure -- 0.8%
    33,000  Anchor Gaming*                            2,590,500
    67,500  Family Golf Centers, Inc.*                1,805,625
                                                   ------------
                                                      4,396,125
                                                   ------------
            Environmental Services -- 1.9%
   229,600  Newpark Resources, Inc.                   9,528,400
    57,000  Superior Services, Inc.                   1,524,750
                                                   ------------
                                                     11,053,150
                                                   ------------
            Financial Services -- 0.7%
   116,000  Healthcare Financial Partners, Inc.       4,002,000
                                                   ------------
            Food/Beverage Products -- 2.3%
   120,000  Fine Host Corp.                           3,360,000
   150,000  Morningstar Group, Inc.                   6,412,500
   180,000  Twinlab Corp.                             3,420,000
                                                   ------------
                                                     13,192,500
                                                   ------------
            Health Care/Health Care Services -- 8.6%
   105,000  Alternative Living Services, Inc.         2,572,500
   210,000  Assisted Living Concepts*                 4,305,000
   150,000  Conceptus, Inc.                           1,087,500
   125,000  Cytyc Corp.*                              2,968,750


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares       Issuer                               Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
    177,500  ESC Medical Systems Ltd.,
             ADR (Israel)                          $  6,966,875
     95,800  Henry Schein, Inc.                       3,149,425
    100,000  Nitinol Medical Technologies             1,400,000
     32,500  Novoste Corp.                              621,562
     50,000  Pediatrix Medical Group, Inc.            2,112,500
     80,000  Perclose, Inc.                           1,960,000
    300,000  Pharmaceutical Product Development,
             Inc.                                     5,325,000
    122,500  Physio-Control International Corp.       1,952,344
     50,000  Sierra Health Services, Inc.             1,846,875
    100,000  Sunrise Assisted Living, Inc.            3,712,500
    191,000  Universal Health Services, Inc.,
             Class B*                                 8,415,937
    100,000  Ventana Medical Systems, Inc.            1,550,000
                                                   ------------
                                                     49,946,768
                                                   ------------
             Home Building Construction -- 0.2%
     65,000  Pacific Greystone Corp.                  1,202,500
                                                   ------------
             Hotels/Other Lodging -- 0.5%
    175,000  Homestead Village, Inc.                  2,800,000
                                                   ------------
             Insurance -- 3.5%
    212,000  American Bankers Insurance Group,
             Inc.                                     7,923,500
    121,000  CMAC Investment Corp.                    6,617,188
    470,000  Reliance Group Holdings, Inc.            5,933,750
                                                   ------------
                                                     20,474,438
                                                   ------------
             Machinery & Engineering
             Equipment -- 2.9%
     73,800  Allied Products Corp.                    1,946,475
    122,000  Applied Power, Inc., Class A             7,548,750
    180,000  Rental Service Corp.                     4,815,000
    101,000  U.S. Rentals, Inc.                       2,461,875
                                                   ------------
                                                     16,772,100
                                                   ------------
             Manufacturing -- 3.0%
     68,000  Chart Industries, Inc.                   1,462,000
    175,000  Pentair, Inc.                            6,759,375
     95,750  The Carbide/Graphite Group, Inc.         3,411,094


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares       Issuer                                 Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
    210,000  United Dominion Industries, Ltd.        $  5,486,250
                                                     ------------
                                                       17,118,719
                                                     ------------
             Metals/Mining -- 0.3%
     83,000  Valmont Industries                         1,898,625
                                                     ------------
             Multi-Media -- 1.6%
     45,455  Chancelor Media Corp.                      2,494,343
    170,000  Cinar Films, Inc., Class B*                6,608,750
                                                     ------------
                                                        9,103,093
                                                     ------------
             Office/Business Equipment -- 0.7%
    150,000  Knoll, Inc.                                4,162,500
                                                     ------------
             Oil & Gas -- 4.0%
    117,000  Camco International, Inc.                  8,453,250
    170,000  Mitchell Energy & Development,
             Class B                                    4,250,000
     80,000  Smith International*                       6,100,000
     95,000  UTI Energy Corp.*                          4,239,375
                                                     ------------
                                                       23,042,625
                                                     ------------
             Pharmaceuticals -- 0.3%
     40,000  Andrx Corp.*                               1,540,000
                                                     ------------
             Pipelines -- 0.4%
    100,000  Tubos de Acero de Mexico SA, ADR*
             (Mexico)                                   2,018,750
                                                     ------------
             Printing & Publishing -- 0.1%
     60,000  Golden Books Family Entertainment,
             Inc.                                         600,000
                                                     ------------
             Real Estate Investment Trusts -- 2.3%
    122,000  Arden Realty Group, Inc.                   3,721,000
     60,000  Boston Properties, Inc.*                   1,920,000
     57,000  Duke Realty Investments, Inc.              1,282,500
    125,000  Innkeepers USA Trust                       2,085,937
     77,000  Manufactured Home Communities,
             Inc.                                       1,925,000
     70,000  Storage USA, Inc.                          2,655,625
                                                     ------------
                                                       13,590,062
                                                     ------------
             Restaurants/Food Services -- 0.2%
     33,750  Papa John's International, Inc.              997,734
                                                     ------------


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares              Issuer                             Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
                    Retailing -- 5.7%
       132,000      99 Cents Only Stores*               $  4,958,250
        80,000      Cole National Corp., Class A           3,390,000
       280,000      Hollywood Entertainment Corp.          3,430,000
       245,000      Petco Animal Supplies, Inc.            7,533,750
        60,000      Quality Food Centers, Inc.             2,857,500
       180,000      Stage Stores, Inc.                     6,570,000
       115,000      Williams-Sonoma, Inc.                  4,614,375
                                                        ------------
                                                          33,353,875
                                                        ------------
                    Shipping/Transportation -- 1.8%
       220,000      Coach USA, Inc.*                       6,545,000
       105,000      Hub Group, Inc., Class A               3,202,500
        25,000      Mark VII, Inc.*                          765,625
                                                        ------------
                                                          10,513,125
                                                        ------------
                    Telecommunications -- 1.6%
       200,000      Aspect Telecommunications Corp.*       4,800,000
        70,000      Metromedia Fiber Network, Inc.,
                    Class A*                               1,680,000
       125,000      Omnipoint Corp.                        2,898,438
                                                        ------------
                                                           9,378,438
                                                        ------------
                    Utilities -- 1.5%
       170,000      Sierra Pacific Resources               5,174,375
       140,000      TNP Enterprises, Inc.                  3,552,500
                                                        ------------
                                                           8,726,875
                                                        ------------
                    Total Common Stock                   519,398,785
                    (Cost $391,860,821)                 ------------

     Principal
      Amount
       (USD)
                    Convertible Corporate Notes & Bonds -- 0.1%
                    -------------------------------------------
                    Health Care/Health Care Services -- 0.1%
    $  250,000      Assisted Living Concepts, 7.00%,
                    07/31/05                                 683,328
                    (Cost $250,000)
--------------------------------------------------------------------
                    Total Long-Term Investments          520,082,113
                    (Cost $392,110,821)
--------------------------------------------------------------------


                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount
   (USD)      Issuer                              Value
---------------------------------------------------------------
Short-Term Investments -- 11.9%
---------------------------------------------------------------
              U.S. Government Agency Obligations -- 4.3%
              ------------------------------------------
 $ 5,000,000  Federal Home Loan Mortgage Corp.,
              Discount Note, 5.45%, 12/04/97       $  4,975,021
              Federal National Mortgage
              Association, Discount Notes,+
   5,000,000   5.38%, 11/10/97                        4,993,275
   5,000,000   5.42%, 11/10/97                        4,993,225
   5,000,000   5.45%, 12/09/97                        4,971,236
   5,000,000   5.46%, 11/25/97                        4,981,800
                                                   ------------
              Total U.S. Government Agency           24,914,557
              Obligations (Cost $24,914,557)       ------------

              U.S. Government Securities -- 0.1%
              ----------------------------------
              U.S. Treasury Bills,+
      60,000   4.90%, 01/15/98                           59,387
     400,000   4.93%, 01/02/98                          396,604
      70,000   4.95%, 01/22/98                           69,211
      65,000   4.99%, 12/04/97                           64,703
      20,000   5.14%, 11/06/97                           19,986
                                                   ------------
              Total U.S. Government Securities          609,891
              (Cost $609,891)                      ------------

              Commercial Paper -- 3.4%
              ------------------------
   5,000,000  American Express Credit Corp.,
              5.48%, 11/18/97+                        4,987,061
   5,000,000  Ford Motor Credit Corp., 5.51%,
              11/24/97                                4,982,399
   5,000,000  General Electric Capital Corp.,
              5.50%, 11/13/97+                        4,990,833
   5,000,000  Household Credit Card Trust, Ser.
              1990-1, Class A, 5.49%, 11/13/97        4,990,850
                                                   ------------
              Total Commercial Paper                 19,951,143
              (Cost $19,951,143)                   ------------



                       See notes to financial statements.

Vista Small Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount
   (USD)      Issuer                             Value
--------------------------------------------------------------
Short-Term Investments -- (continued)
--------------------------------------------------------------
              Time Deposit -- 4.1%
              --------------------
$23,856,000   Deutsche Bank AG (United States),
              5.66%, 11/03/97                     $ 23,856,000
              (Cost $23,856,000)
--------------------------------------------------------------
              Total Short-Term Investments          69,331,591
              (Cost $69,331,591)
--------------------------------------------------------------
              Total Investments -- 101.4%         $589,413,704
              (Cost $461,442,412)
--------------------------------------------------------------

Purchased Index Futures Outstanding
-----------------------------------
                                         Original       Nominal
                Expiration  Number of     Nominal      Value at      Unrealized
 Description       Date     Contracts      Value       10/31/97     Depreciation
--------------------------------------------------------------------------------
Russell 2000   Dec 97          100       $22,393,307   $21,812,500   ($ 580,807)
--------------------------------------------------------------------------------



                       See notes to financial statements.

                                   Unaudited
                                About Your Fund


                          VISTA LARGE CAP EQUITY FUND

                                   FUND FACTS

  Objective:                    Capital Growth

  Primary investments:          Large Cap Common Stocks

  Suggested investment
  time frame:                   Mid- to Long-Term

  Market benchmark:             S&P 500 Index

  Lipper Funds category:        Growth Funds Average

                                Class A        Class B       Class I
                               --------        -------       -------
  Inception date:               5/8/96         5/7/96        11/30/90

  Newspaper symbol:             Not listed     Not listed    Lrg Cap

  As of October 31, 1997
  Net assets:                   $43.5 million  $5.3 million  $107.0 million



PERFORMANCE
Vista Large Cap Equity Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 30.69% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
In the first half of the reporting year, as large caps outpaced small- and mid-caps, the investment team avoided what it believed were over-valued stocks, providing shareholders with the returns inherent in large caps without the added valuation risks. When earnings difficulties at several blue chip companies were announced during the summer and early fall, therefore, the Fund was well positioned.


The Fund benefited from overweight positions in financial and technology stocks in late 1996, but financial positions were later reduced based on the assumption that economic growth would accelerate in early 1997. After the spring market volatility surrounding the March 25th interest rate hike, the Fund aggressively added to select technology holdings, which proved beneficial. By the end of the period, the Fund was focused on companies at the low end of the large cap range helping it to maintain value during the October correction.

                                   Unaudited
                                About Your Fund


                          VISTA LARGE CAP EQUITY FUND

OUTLOOK
Believing that economic growth will slow, the investment team expects to emphasize companies which, in its opinion, can maintain earnings in a slower-growth environment as well as those which can benefit from the expected lower interest rates. After reducing exposure to economically sensitive cyclicals, the management team has taken an overweight position in the more-conservative utilities sector and expects to avoid aggressive investments in technology until the sector's earnings picture clears.



                          VISTA LARGE CAP EQUITY FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


[pie chart]

Investments 99.28%
Cash/Other 0.72%




                          VISTA LARGE CAP EQUITY FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


[pie chart]

Banking 16.63%
Broadcasting 1.89%
Chemicals 2.59%
Computer Software 2.56%
Computers/Computer Hardware 4.91%
Consumer Products 3.14%
Diversified 2.74%
Electronics/Electrical Equipment 2.19%
Entertainment/Leisure 3.01%
Financial Services 2.89%
Food/Beverages Products 4.88%
Health Care/Health Care Services 2.74%
Insurance 2.81%
Manufacturing 2.62%
Oil & Gas 10.78%
Pharmaceuticals 6.02%
Retailing 7.84%
Telecommunications 5.74%
Utilities 1.92%
Other 12.10%

                                   Unaudited
                                About Your Fund


                          VISTA LARGE CAP EQUITY FUND


                         TOP 10 HOLDINGS AS OF 10/31/97

  Company
--------------------------------------------------------------------------------
  Deutsche Bank AG (US)                                          9.72%
  Computer Associates Intl. Inc.                                 1.67%
  Halliburton Holdings Corp.                                     1.64%
  Dow Chemical Co.                                               1.57%
  Allstate Corp.                                                 1.54%
  EMC Corp. Mass.                                                1.50%
  Texaco Inc.                                                    1.46%
  Carnival Corp. Cl. A.                                          1.46%
  Kroger Co.                                                     1.42%
  HEALTHSOUTH Corp.                                              1.39%


Top 10 holdings comprised 23.37% of Fund's market value of investments. Fund holdings are subject to change at any time.


                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+

                                        Without             With
  Class A Shares                     Sales Charge      Sales Charge
  One Year                               30.69%           24.48%
  Five Years+                            18.07%           16.93%
  Since Inception (11/30/90)+            17.93%           17.10%
  Class B Shares                     Without CDSC       With CDSC*
  One Year                               30.15%           25.15%
  Five Years+                            17.93%           15.93%
  Since Inception (11/30/90)+            17.83%           17.83%
  Class I Shares
  One Year                               31.50%
  Five Years                             18.32%
  Since Inception (11/30/90)             18.11%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes a 5% CDSC for the one year period, a 2% CDSC for the five year period and a 0% CDSC for the period since inception.

+ The Fund commenced operations on 11/30/90. Class A Shares and Class B Shares were introduced on 5/8/96 and 5/7/96, respectively. Investors should note that the information presented for Class A and B Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A and B Shares. Additionally, annualized figures have been restated to reflect the initial 4.75% front-end sales charge (Class A Shares) and 5% contingent deferred sales charge (Class B Shares).

                                   Unaudited
                                About Your Fund


                          VISTA LARGE CAP EQUITY FUND


[line chart]

               Vista Large Cap     Lipper Growth
               Equity Fund         Funds Avg.          S&P 500 Index

11/90          10000               10000               10000
10/91          12499               13262               12533
               13645               14384               13779
10/93          15245               16945               16808
               15911               17277               17457
10/95          19158               21146               22064
               24071               25116               27372
10/31/97       31653               31914               36153



Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I Shares of Vista Large Cap Equity Fund, the Lipper Growth Funds Average and the Standard and Poor's 500 Index from November 30, 1990 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark. The fund commenced operations on 11/30/90. Class A Shares and Class B Shares were introduced on 5/8/96 and 5/7/96, respectively. Investors should note that information presented for Class A and Class B Shares prior to their introduction is based on historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A and Class B Shares. Additionally, annualized figures have been restated to reflect the initial 4.75% front-end sales charge (Class A Shares) and 5% contingent deferred sales charge (Class B Shares).

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Growth Funds Average represents the average performance of a universe of 933 actively managed growth funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

Vista Large Cap Equity Fund
Portfolio of Investments October 31, 1997


Shares      Issuer                              Value
--------------------------------------------------------------
Long-Term Investments -- 90.7%
--------------------------------------------------------------
            Common Stock -- 90.7%
            ---------------------
            Aerospace -- 1.3%
   16,000   Allied-Signal, Inc.                  $    576,000
   20,000   United Technologies, Corp.              1,400,000
                                                 ------------
                                                    1,976,000
                                                 ------------
            Agricultural Production/Services -- 1.5%
   29,000   Case Corp.                              1,734,562
   12,700   Deere & Co.                               668,338
                                                 ------------
                                                    2,402,900
                                                 ------------
            Airlines -- 0.9%
   12,500   AMR Corp.*                              1,455,469
                                                 ------------
            Automotive -- 0.9%
   23,000   General Motors                          1,476,313
                                                 ------------
            Banking -- 6.9%
   25,000   BankAmerica Corp.                       1,787,500
   19,000   Comerica, Inc.                          1,502,187
20
   29,000   First Union Corp.                       1,422,813
   29,000   NationsBank Corp.                       1,736,375
   30,000   Norwest Corp.                             961,875
   14,000   U.S. Bancorp                            1,423,625
   29,000   Washington Mutual Savings Bank          1,984,687
                                                 ------------
                                                   10,819,062
                                                 ------------
            Broadcasting -- 1.9%
   70,000   Comcast Corp., Special Class A          1,925,000
   45,000   Tele-Communications, TCI Group,
            Class A*                                1,032,187
                                                 ------------
                                                    2,957,187
                                                 ------------
            Chemicals -- 2.6%
   27,000   Dow Chemical Co.                        2,450,250
   15,000   duPont (EI) deNemours                     853,125
   16,500   Union Carbide Corp.                       753,844
                                                 ------------
                                                    4,057,219
                                                 ------------
            Computer Software -- 2.6%
   17,000   Cisco Systems, Inc.*                    1,394,531
   35,075   Computer Associates International       2,615,280
                                                 ------------
                                                    4,009,811
                                                 ------------


                       See notes to financial statements.

Vista Large Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                             Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
            Computers/Computer Hardware -- 4.9%
    21,000  Compaq Computer Corp.*              $  1,338,750
    22,000  Digital Equipment Corp.*               1,101,375
    42,000  EMC Corp.*                             2,352,000
    19,000  International Business Machines
            Corp.                                  1,863,187
    30,000  Sun Microsystems, Inc.*                1,027,500
                                                ------------
                                                   7,682,812
                                                ------------
            Construction Machinery -- 0.7%
    20,000  Caterpillar Tractor, Inc.              1,025,000
                                                ------------
            Consumer Products -- 3.2%
    20,000  Avon Products, Inc.                    1,310,000
    25,000  Colgate-Palmolive Co.                  1,618,750
    50,000  Philip Morris Companies, Inc.          1,981,250
                                                ------------

                                                   4,910,000
                                                ------------
            Diversified -- 2.8%
    70,000  Canadian Pacific, Ltd.                 2,086,875
    12,600  Dover Corp.                              850,500
    36,000  Tyco International Ltd.                1,359,000
                                                ------------
                                                   4,296,375
                                                ------------
            Electronics/Electrical Equipment -- 2.2%
    27,000  Adaptec, Inc.*                         1,307,812
    15,000  Intel Corp.                            1,155,000
     9,000  Texas Instruments                        960,188
                                                ------------
                                                   3,423,000
                                                ------------
            Entertainment/Leisure -- 3.0%
    47,000  Carnival Corp., Class A                2,279,500
    29,000  Time Warner, Inc.                      1,672,937
    25,000  Viacom, Inc. Class B*                    756,250
                                                ------------
                                                   4,708,687
                                                ------------
            Financial Services -- 2.9%
    10,000  American Express Co.                     780,000
    12,000  Associates First Capital Corp.           763,500
    40,000  Federal Home Loan Mortgage Corp.       1,515,000
    30,000  Morgan Stanley, Dean Witter,
            Discover and Co.                       1,470,000
                                                ------------
                                                   4,528,500
                                                ------------

                       See notes to financial statements.

Vista Large Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                             Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
            Food/Beverage Products -- 4.9%
    22,000  Campbell Soup Co.                   $  1,134,375
    30,000  Coca-Cola Enterprises, Inc.              843,750
    55,000  PepsiCo., Inc.                         2,024,687
    16,800  Ralston-Purina Group                   1,507,800
    40,000  Unilever NV, ADR (Netherlands)         2,135,000
                                                ------------
                                                   7,645,612
                                                ------------
            Health Care/Health Care Services -- 2.8%
    40,000  Columbia/HCA Healthcare Corp.          1,130,000
    85,000  HEALTHSOUTH Corp.*                     2,172,813
    32,500  Tenet Healthcare Corp.*                  993,281
                                                ------------
                                                   4,296,094
                                                ------------
            Insurance -- 2.8%
    29,000  Allstate Corp.                         2,405,187
     7,800  American International Group             796,087
    29,000  Equitable Companies, Inc.              1,194,438
                                                ------------
                                                   4,395,712
                                                ------------
            Manufacturing -- 2.6%
    14,000  Honeywell, Inc.                          952,875
    30,000  Ingersoll-Rand Co.                     1,168,125
    23,000  Johnson Controls                       1,032,125
    22,500  Parker Hannifin Corp.                    940,781
                                                ------------
                                                   4,093,906
                                                ------------
            Media/Advertising -- 0.7%
    15,000  Omnicom Group, Inc.                    1,059,375
                                                ------------
            Metals/Mining -- 1.0%
    22,000  Aluminum Co. of America
            (ALCOA)                                1,606,000
                                                ------------
            Office/Business Equipment -- 1.3%
    25,000  Xerox Corp.                            1,982,813
                                                ------------
            Oil & Gas -- 10.8%
    29,000  Apache Corp.                           1,218,000
    23,000  British Petroleum PLC, ADR
            (United Kingdom)                       2,018,250
    29,000  Coastal Corp.                          1,743,625
    35,000  Dresser Industries, Inc.               1,474,375
    43,000  Halliburton Company                    2,563,875


                       See notes to financial statements.

Vista Large Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
   22,000   Mobil Corp.                            $  1,601,875
   25,000   Santa Fe International Corp.              1,229,688
   14,000   Sonat, Inc.                                 643,125
   40,000   Texaco, Inc.                              2,277,500
   29,000   USX-Marathon Group                        1,036,750
   21,050   Williams Companies, Inc.                  1,072,234
                                                   ------------
                                                     16,879,297
                                                   ------------
            Paper/Forest Products -- 0.9%
   40,000   Willamette Industries, Inc.               1,322,500
                                                   ------------
            Pharmaceuticals -- 6.0%
   23,000   Bristol-Myers Squibb Co.                  2,018,250
   20,000   Johnson & Johnson                         1,147,500
   12,000   Merck & Company, Inc.                     1,071,000
   25,000   Pfizer, Inc.                              1,768,750

   40,000   Pharmacia & Upjohn, Inc.                  1,270,000
   45,000   SmithKline Beecham PLC, ADR
            (United Kingdom)                          2,143,125
                                                   ------------
                                                      9,418,625
                                                   ------------
            Printing & Publishing -- 1.0%
   29,000   New York Times Company,
            Class A                                   1,587,750
                                                   ------------
            Real Estate Investment Trust -- 0.8%
   40,000   Security Capital Group Incorp.,
            Class B*                                  1,280,000
                                                   ------------
            Restaurants -- 0.5%
   24,300   Tricon Global Restaurants, Inc.*            736,594
                                                   ------------
            Retailing -- 7.9%
   28,800   American Stores Co.                         739,800
   50,000   Costco Companies, Inc.*                   1,925,000
   20,000   CVS Corp.                                 1,226,250
   19,000   Dayton-Hudson Corp.                       1,193,438
   49,000   Federated Department Stores*              2,156,000
   68,000   Kroger Co.*                               2,218,500
   19,000   Safeway, Inc.*                            1,104,375
   25,000   Tandy Corp.                                 859,375
   25,000   Toys "R" Us, Inc.*                          851,562
                                                   ------------
                                                     12,274,300
                                                   ------------

                       See notes to financial statements.

Vista Large Cap Equity Fund
Portfolio of Investments October 31, 1997 (continued)

Shares              Issuer                             Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
                    Telecommunications -- 5.8%
        25,000      Airtouch Communications, Inc.*      $    965,625
        23,200      Bell Atlantic Corp.                    1,853,100
        43,000      BellSouth Corp.                        2,034,438
        20,000      GTE Corp.                                848,750
         8,139      Lucent Technologies, Inc.                670,959
        18,000      Sprint Corp.                             936,000
        50,000      WorldCom, Inc.*                        1,681,250
                                                        ------------
                                                           8,990,122
                                                        ------------
                    Textiles -- 0.7%
        20,000      Liz Claiborne, Inc.                    1,013,750
                                                        ------------
                    Utilities -- 1.9%
        30,000      CMS Energy Corp.                       1,095,000
        37,000      FPL Group Inc.                         1,912,438
                                                        ------------
                                                           3,007,438
                                                        ------------
                    Total Common Stock                   141,318,223
                    (Cost $112,736,955)
====================================================================
  Principal
   Amount
   (USD)
--------------------------------------------------------------------
Short-Term Investments -- 9.8%
--------------------------------------------------------------------
                    Time Deposits -- 9.8%
                    ---------------------
   $15,210,000      Deutsche Bank AG (United States),
                    5.66%, 11/03/97                       15,210,000
                    (Cost $15,210,000)
====================================================================
                    Total Investments -- 100.5%         $156,528,223
                    (Cost $127,946,955)
====================================================================


                       See notes to financial statements.

                                   Unaudited
                                About Your Fund


                              VISTA BALANCED FUND


---------------------------------------------------------------------
                            FUND FACTS
---------------------------------------------------------------------

  Objective:                    Capital Growth Plus Current Income

  Primary investments:          Stocks, Bonds and Convertibles

  Suggested investment          Mid- to Long-Term
  time frame:

  Market benchmarks:            S&P 500 Index
                                Lehman Aggregate Bond Index

  Lipper Funds category:        Balanced Funds Average

                                Class A            Class B
                                -------            -------
  Inception date:               11/4/92            11/4/93

  Newspaper symbol:             Balance            Not listed

  As of October 31, 1997
  Net assets:                   $92.9 million      $15.5 million
---------------------------------------------------------------------


PERFORMANCE
Vista Balanced Fund, which seeks to provide capital growth plus current income in a portfolio of high-quality stocks, bonds and convertible securities, had a total return of 21.48% (Class A shares, without sales charges) for the year ended October 31, 1997.


STRATEGY
Throughout the reporting period, Fund management shifted to capitalize on the relative values of stocks, bonds and cash. At the end of the reporting year, 52.0% of the Fund's assets was in stocks, 47.1% was in bonds and 0.9% was in cash.


On the equity side, the Fund began with overweight positions in technology and financials but later reduced financial exposure in favor of more economically sensitive sectors. By early summer, Fund management adopted a sector-neutral approach favoring stronger valuations at the lower end of the large cap range and in mid-caps. On the fixed income side, the Fund utilized a relative value analysis to shift among corporate, government and mortgage-backed securities. At the end of the reporting period, the fixed income portion of the Fund had a slightly-long duration relative to its benchmark and was emphasizing U.S. Treasury securities.

                                   Unaudited
                                About Your Fund


                              VISTA BALANCED FUND

OUTLOOK
On the equity side, the management team is looking for companies it believes can maintain earnings in a slower economy, as well as those that may benefit from expected lower interest rates. On the fixed income side, the management team expects to maintain a longer-than-benchmark duration, overweight U.S. Treasury securities, underweight mortgage-backed securities and keep a neutral weighting in corporate securities.



                              VISTA BALANCED FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

[pie chart]
Cash/Other 0.93%
Investments 99.07%



                              VISTA BALANCED FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97

[pie chart]
Airlines 2.74%
Banking 14.09%
Computer Software 1.78%
Computer/Computer Hardware 3.98%
Financial Services 6.93%
Food/Beverages Products 2.36%
Health Care/Health Care Services 3.64%
Insurance 2.63%
Mortgage Backed Securities 8.94%
Oil & Gas 6.72%
Pharmaceuticals 2.92%
Retailing 2.96%
Telecommunications 4.17%
US Treasury Securities 8.36%
Utilities 4.15%
Other 23.63%

                                   Unaudited
                                About Your Fund


                              VISTA BALANCED FUND


--------------------------------------------------
          TOP 10 HOLDINGS AS OF 10/31/97
--------------------------------------------------

  Company
  ------------------------------------------------
  Deutsche Bank AG (US)                    9.87%
  U.S. Treasury Notes & Bonds              8.36%
  Federal Home Loan Mortgage Corp.         6.88%
  Federal National Mortgage
   Association Pool                        2.55%
  Texas Utilities Electric,
   Capital V                               1.98%
  Termoemcali Funding Corp.                1.96%
  Centra Bas (Colombia)                    1.47%
  International Business
   Machines, Corp.                         1.03%
  Nomura Asset Securities Corp.,
   Ser. 1996-MD5, Class A                  0.98%
  Lehman Brothers Inc.                     0.96%
--------------------------------------------------
Top 10 holdings comprised 36.04% of Fund's market value of investments. Fund holdings are subject to change at any time.


-------------------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
-------------------------------------------------------------------

                                       Without             With
  Class A Shares                    Sales Charge      Sales Charge
  One Year                              21.48%           16.02%
  Five Years                             N/A              N/A
  Since Inception (11/4/92)             14.86%           13.81%

  Class B Shares                     Without CDSC      With CDSC*
  One Year                              20.55%           15.55%
  Five Years                             N/A              N/A
  Since Inception (11/4/92)+            14.17%           11.17%
-------------------------------------------------------------------
Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period, a 3% CDSC for the period since inception.

+ The Fund commenced operations on 11/4/92. Class B Shares were introduced on 11/4/93. Investors should note that the information presented for Class B prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the initial 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund


                              VISTA BALANCED FUND

[line chart]
--------------------------------------------------------------------------------
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                         VISTA BALANCED FUND - CLASS A
                             AND ITS KEY BENCHMARKS
--------------------------------------------------------------------------------
         Vista Balanced      Lipper Balanced     S&P 500        Lehman Aggregate
         Fund                Funds Avg.          Index          Bond Index
11/92     9550               10000               10000          10000
10/93    11244               11489               11493          11187
10/94    11420               11394               11936          10776
10/95    13441               13455               15087          12463
10/96    15712               15443               18716          13190
10/97    19087               18447               24719          14364
--------------------------------------------------------------------------------
Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Balanced Fund, the Lipper Balanced Funds Average, the S&P 500 Index and the Lehman Aggregate Bond Index from November 4, 1992 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.50% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Balanced Funds Average represents the average performance of a universe of 382 actively managed balanced funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-backed Securities Index and includes U.S. Treasury and agency issues and corporate and mortgage-backed bonds. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

Vista Balanced Fund
Portfolio of Investments October 31, 1997

Shares     Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- 89.6%
----------------------------------------------------------------
           Common Stock -- 50.6%
           ---------------------
           Aerospace -- 1.2%
    8,100  Precision Castparts Corp.               $    476,381
    5,700  Sundstrand Corp.                             309,937
    7,300  United Technologies, Corp.                   511,000
                                                   ------------
                                                      1,297,318
                                                   ------------
           Agricultural Production/Services -- 0.5%
    8,900  Case Corp.                                   532,331
                                                   ------------
           Airlines -- 0.8%
    4,000  AMR Corp.*                                   465,750
   10,000  Continental Airlines, Inc., Class B*         432,500
                                                   ------------
                                                        898,250
                                                   ------------
           Automotive -- 0.8%
    5,500  General Motors                               353,031

   10,200  Lear Corp.*                                  490,237
                                                   ------------
                                                        843,268
                                                   ------------
           Banking -- 3.7%
   10,900  BankAmerica Corp.                            779,350
    6,500  CitFed Bancorp., Inc.                        320,125
    6,600  Cullen/Frost Bankers, Inc.                   333,300
    9,400  First Union Corp.                            461,188
    6,000  NationsBank Corp.                            359,250
    8,000  Southwest Bancorp of Texas*                  240,000
    5,500  U.S. Bancorp                                 559,281
    9,500  Washington Mutual Savings Bank               650,156
    6,800  Zions Bancorporation                         264,350
                                                   ------------
                                                      3,967,000
                                                   ------------
           Broadcasting -- 0.8%
    8,250  Tele-Communications, Inc., Liberty
           Media Group, Class A*                        287,203
   24,000  Tele-Communications, TCI Group,
           Class A*                                     550,500
                                                   ------------
                                                        837,703
                                                   ------------
           Chemicals -- 1.3%
    6,600  Dow Chemical Co.                             598,950
    9,800  duPont (EI) deNemours                        557,375
    5,100  Union Carbide Corp.                          233,006
                                                   ------------
                                                      1,389,331
                                                   ------------

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                              Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Computer Software -- 1.6%
    6,300  Cisco Systems, Inc.*                 $    516,797
   12,425  Computer Associates International         926,439
    4,800  McAfee Associates, Inc.*                  238,800
       53  Netscape Communications Corp.*              1,742
                                                ------------
                                                   1,683,778
                                                ------------
           Computers/Computer Hardware -- 2.5%
    8,500  Compaq Computer Corp.*                    541,875
   15,500  EMC Corp.*                                868,000
    7,200  International Business Machines
           Corp.                                     706,050
   18,900  Sun Microsystems, Inc.*                   647,325
                                                ------------
                                                   2,763,250
                                                ------------
           Construction Machinery -- 0.5%*
   10,000  Caterpillar Tractor, Inc.                 512,500
                                                ------------
           Consumer Products -- 1.5%
    7,000  Avon Products, Inc.                       458,500
    7,600  Colgate-Palmolive Co.                     492,100
   16,800  Philip Morris Companies, Inc.             665,700
                                                ------------
                                                   1,616,300
                                                ------------
           Diversified -- 1.2%
   14,000  Canadian Pacific, Ltd.                    417,375
   14,200  Tyco International Ltd.                   536,050
   13,765  Westinghouse Electric Corp.               363,912
                                                ------------
                                                   1,317,337
                                                ------------
           Electronics/Electrical Equipment -- 1.6%
    8,600  Adaptec, Inc.*                            416,563
    8,500  Intel Corp.                               654,500
    7,000  Teleflex, Inc.                            260,750
    3,600  Texas Instruments                         384,075
                                                ------------
                                                   1,715,888
                                                ------------
           Entertainment/Leisure -- 1.4%
    7,000  At Home Corp., Ser. A*                    168,875
   17,700  Carnival Corp., Class A                   858,450
    9,400  Time Warner, Inc.                         542,262
                                                ------------
                                                   1,569,587
                                                ------------


                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
            Financial Services -- 1.1%
    14,600  Federal Home Loan Mortgage Corp.       $    552,975
    13,000  Morgan Stanley, Dean Witter,
            Discover and Co.                            637,000
                                                   ------------
                                                      1,189,975
                                                   ------------
            Food/Beverage Products -- 2.3%
     6,000  Campbell Soup Co.                           309,375
    14,000  Coca-Cola Enterprises, Inc.                 393,750
    12,600  ConAgra, Inc.                               379,575
    19,500  PepsiCo., Inc.                              717,844
     4,300  Ralston-Purina Group                        385,925
     6,800  Unilever NV, ADR (Netherlands)              362,950
                                                   ------------
                                                      2,549,419
                                                   ------------
            Health Care/Health Care Services -- 2.4%

     9,000  Alternative Living Services, Inc.*          220,500
     5,500  Beckman Instruments, Inc.                   216,563
    15,000  Columbia/HCA Healthcare Corp.               423,750
    29,000  HEALTHSOUTH Corp.*                          741,313
     8,000  PhyCor, Inc.*                               184,500
    14,200  Tenet Healthcare Corp.*                     433,987
     7,700  Universal Health Services, Inc.,
            Class B*                                    339,281
                                                   ------------
                                                      2,559,894
                                                   ------------
            Insurance -- 2.5%
     8,700  Allstate Corp.                              721,556
     9,100  American Bankers Insurance Group,
            Inc.                                        340,113
     3,975  American International Group                405,698
    15,300  Equitable Companies, Inc.                   630,169
    19,000  Nationwide Financial Services, Inc.,
            Class A                                     578,312
                                                   ------------
                                                      2,675,848
                                                   ------------
            Manufacturing -- 1.9%
    17,000  Ingersoll-Rand Co.                          661,938
    10,000  Johnson Controls                            448,750
     5,800  Kennametal Inc.                             281,300
    10,500  Parker Hannifin Corp.                       439,031

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
    5,600  Pentair, Inc.                           $    216,300
                                                   ------------
                                                      2,047,319
                                                   ------------
           Media/Advertising -- 0.3%
    5,300  Omnicom Group, Inc.                          374,312
                                                   ------------
           Metals/Mining -- 0.6%
    9,500  Aluminum Co. of America (ALCOA)              693,500
                                                   ------------
           Office/Business Equipment -- 0.5%
    6,800  Xerox Corp.                                  539,325
                                                   ------------
           Oil & Gas -- 5.1%
    4,700  BJ Services Co.*                             398,325
    6,300  British Petroleum PLC, ADR
           (United Kingdom)                             552,825
    9,600  Coastal Corp.                                577,200
    8,000  Dresser Industries, Inc.                     337,000
    9,000  Exxon Corp.                                  552,938
   15,100  Halliburton Company                          900,338
    8,700  Mobil Corp.                                  633,469
    5,000  Sonat, Inc.                                  229,688
   10,800  Texaco, Inc.                                 614,925
   14,250  Williams Companies, Inc.                     725,859
                                                   ------------
                                                      5,522,567
                                                   ------------
           Paper/Forest Products -- 0.4%
   12,200  Willamette Industries, Inc.                  403,362
                                                   ------------
           Pharmaceuticals -- 2.9%
    9,500  Bristol-Myers Squibb Co.                     833,625
    5,000  Eli Lilly & Co.                              334,375
    7,300  Johnson & Johnson                            418,837
   10,000  Pharmacia & Upjohn, Inc.                     317,500
    9,400  Schering-Plough Corp.                        526,988
   15,000  SmithKline Beecham PLC, ADR
           (United Kingdom)                             714,375
                                                   ------------
                                                      3,145,700
                                                   ------------
           Printing & Publishing -- 0.7%
   14,200  New York Times Company, Class A              777,450
                                                   ------------
           Real Estate Investment Trusts -- 1.7%
    4,000  Bay Apartment Communities, Inc.              156,500
    4,600  Beacon Properties Corp.                      193,775


                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                             Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
    15,000  Boston Properties, Inc.*            $    480,000
     6,500  Equity Office Properties Trust           198,656
    15,000  Kilroy Realty Corp.                      397,500
    10,000  Spieker Properties, Inc.                 391,250
                                                ------------
                                                   1,817,681
                                                ------------
            Restaurants -- 0.1%
     1,950  Tricon Global Restaurants, Inc.*          59,109
                                                ------------
            Retailing -- 2.9%
    17,700  Costco Companies, Inc.*                  681,450
    10,900  CVS Corp.                                668,306
    16,000  Federated Department Stores*             704,000
    19,700  Kroger Co.*                              642,713
     8,600  Safeway, Inc.*                           499,875
                                                ------------
                                                   3,196,344
                                                ------------

            Steel -- 0.3%
    15,000  Ispat International NV, Class A,
            New York Registered Shares,
            ADR (Netherlands)*                       379,688
                                                ------------
            Telecommunications -- 4.1%
     5,600  Bell Atlantic Corp.                      447,300
    12,500  BellSouth Corp.                          591,406
    10,000  Compania Anonima Nacional
            Telefonos de Venezuela (CANTV),
            ADR (Venezuela)                          437,500
     6,100  GTE Corp.                                258,869
     3,504  Lucent Technologies, Inc.                288,861
    25,000  NEXTLINK Communications, Inc.,
            Class A*                                 565,625
    10,000  Qwest Communications
            International Inc.*                      617,500
    10,584  Sprint Corp.                             550,368
     6,000  Telefonaktiebolaget LM Ericsson,
            Sp, ADR (Sweden)                         265,500
    14,000  WorldCom, Inc.*                          470,750
                                                ------------
                                                   4,493,679
                                                ------------
            Textiles -- 0.2%
     4,300  Liz Claiborne, Inc.                      217,956
                                                ------------

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)

Shares     Issuer                               Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Utilities -- 1.2%
    4,600  CMS Energy Corp.                      $    167,900
   10,100  FPL Group Inc.                             522,044
   10,000  Pinnacle West Capital Corp.                348,125
    8,000  Sierra Pacific Resources                   243,500
                                                 ------------
                                                    1,281,569
                                                 ------------
           Total Common Stock                      54,868,538
           (Cost $42,654,258)                    ------------

           Convertible Preferred Stock -- 1.5%
           -----------------------------------
           Aerospace -- 0.1%
    1,500  Loral Space & Communications, Inc.,
           6.00%, 11/01/06, #                          91,637
                                                 ------------
           Financial Services -- 0.7%
    2,000  American General Delaware, $3.00,
           12/31/49, Ser. A                           133,000
    5,000  St. Paul Capital Corp., LLC, 6.00%,
           5/31/25                                    350,000
    7,000  Sunamerica Inc., $3.188, 10/31/99          307,563
                                                 ------------
                                                      790,563
                                                 ------------
           Insurance -- 0.1%
    2,000  American Bankers Insurance Group,
           $3.13, 12/31/49, Ser. B                    158,000
                                                 ------------
           Oil & Gas -- 0.1%
    6,500  Enron Corp., 6.25% Exchange Notes,
           12/13/98, ACES                             140,156
                                                 ------------
           Utilities -- 0.5%
    4,000  Calenergy Capital Trust II, 6.25%,
           02/25/12                                   205,188
    6,000  Houston Industries, Inc., 7.00%,
           07/01/00                                   328,500
                                                 ------------
                                                      533,688
                                                 ------------
           Total Convertible Preferred Stock        1,714,044
           (Cost $1,404,500)                     ------------


                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
Amount
(USD)        Issuer                                Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
             Corporate Notes & Bonds -- 14.5%
             --------------------------------
             Aerospace -- 0.5%
 $  500,000  Lockheed Martin 7.45%, 06/15/04        $    527,760
                                                    ------------
             Airlines -- 1.9%
    454,153  American Airlines, # 9.71%,
             01/30/07                                    519,923
    486,053  Continental Airlines, Inc., 10.22%,
             07/02/14                                    599,207
    750,000  Delta Air Lines, 10.06%, 01/02/16           934,755
                                                    ------------
                                                       2,053,885
                                                    ------------
             Banking -- 0.5%
    500,000  BankAmerica Corp., 10.00%,
             02/01/03                                    579,065
                                                    ------------
             Broadcasting -- 0.4%
    400,000  Time Warner, Inc., 9.15%, 02/01/23          473,000
                                                    ------------
             Computers/Computer Hardware -- 1.0%
  1,100,000  International Business Machines
             Corp., 7.13%, 12/01/2096                  1,113,750
                                                    ------------
             Construction/Transportation -- 0.6%
    600,000  Zhuhai Highway Co., Ltd., Yankee,
             Ser. A, # (China), 9.13%,
             07/01/06                                    632,322
                                                    ------------
             Financial Services -- 5.1%
    250,000  Lehman Brothers Holding, Inc.,
             8.80%, 03/01/15                             291,250
  1,000,000  Bankers Trust Capital Trust, Ser. B,
             7.90%, 01/15/27                           1,018,750
    120,000  Corp Andina de Fomento
             (Venezuela), 7.38%, 07/21/00                122,339
    400,000  Ford Capital BV, Yankee
             (Netherlands), 9.00%, 08/15/98              409,448
  1,000,000  Lehman Brothers Inc., 7.38%,
             01/15/07                                  1,035,150
    500,000  Simon Debartolo Group, 7.13%,
             09/20/07                                    506,715

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
 (USD)        Issuer                                   Value
---------------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------------
 $ 2,000,000  Termoemcali Funding Corp., #
              10.13%, 12/15/14                          $  2,116,360
                                                        ------------
                                                           5,500,012
                                                        ------------
              Oil & Gas -- 1.5%
   1,447,902  CentraGas, # (Colombia), 10.65%,
              12/01/10                                     1,584,671
                                                        ------------
              Paper/Forest Products -- 0.5%
     500,000  Georgia-Pacific Corp., 8.63%, 04/30/25         541,910
                                                        ------------
              Utilities -- 2.5%
     500,000  Ras Laffan Liquefied Natural Gas, #
              (Qatar), 8.29%, 03/15/14                       523,953
   2,000,000  Texas Utilities Electric, Capital V,
              8.18%, 01/30/37                              2,132,660
                                                        ------------
                                                           2,656,613
                                                        ------------
              Total Corporate Notes & Bonds               15,662,988
              (Cost $15,439,538)                        ------------

              Convertible Corporate Notes & Bonds -- 2.2%
              -------------------------------------------
              Computer Software -- 0.2%
     250,000  Tecnomatix Technologies, Ltd., #
              (Israel), 5.25%, 08/15/04                      240,625
                                                        ------------
              Computers/Computer Hardware -- 0.4%
     100,000  EMC Corp., #
              3.25%, 03/15/02                                137,250
     150,000  SCI Systems Inc., #
              5.00%, 05/11/06                                281,184
                                                        ------------
                                                             418,434
                                                        ------------
              Environmental Service -- 0.2%
     250,000  USA Waste Services Inc.,
              4.00%, 02/01/02                                266,563
                                                        ------------
              Health Care/Health Care Services -- 1.3%
     250,000  Alternative Living Services, #
              7.00%, 06/01/04                                330,000
              Assisted Living Concepts,
     400,000  6.00%, 11/01/02                                432,000

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
 (USD)       Issuer                              Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
 $  150,000   7.00%, 07/31/05                     $    409,997
    150,000  Sterling House, 6.75%, 06/30/06           201,000
                                                  ------------
                                                     1,372,997
                                                  ------------
             Manufacturing -- 0.1%
    150,000  Tower Automotive, Inc., #
             5.00%, 08/01/04                           155,250
                                                  ------------
             Total Convertible Corporate
             Notes and Bonds                         2,453,869
                                                  ------------
             (Cost $1,850,000)

             U.S. Government Agency Obligations -- 1.9%
             ------------------------------------------
  2,000,000  Federal Home Loan Mortgage Corp.,
             8.00%, 04/09/07                         2,017,820
                                                  ------------
             (Cost $2,000,000)

             Mortgage Backed Securities -- 8.9%
             ----------------------------------
             Mortgage Backed Pass Thru
             Securities -- 4.4%
    733,630  Federal Home Loan Mortgage Corp.,
             Gold, Pool #A01717, 12.00%,
             06/01/17                                  860,983
  1,109,609  Federal Home Loan Mortgage Corp.,
             Gold, Pool #G10597, 6.50%,
             11/01/11                                1,113,348
    690,415  Federal National Mortgage
             Association, Pool #100156,
             12.50%, 06/01/27                          830,116
  1,160,902  Federal National Mortgage
             Association, Pool #313549, 9.00%,
             09/01/22                                1,253,031
    679,668  Government National Mortgage
             Association, Pool #780508, 8.00%,
             11/15/24                                  709,397
                                                  ------------
                                                     4,766,875
                                                  ------------

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
 (USD)       Issuer                                Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
             Collateralized Mortgage Obligations -- 4.5%
 $  750,000  DLJ Mortgage Acceptance Corp., Ser.
             1997-CF2, Class A1B, 6.82%,
             09/15/07                               $    765,469
  1,828,737  Federal Home Loan Mortgage Corp.,
             Ser. 77, Class G, 8.50%, 01/15/20         1,912,731
  1,000,000  Federal Home Loan Mortgage Corp.,
             Ser. 1759, Class BC, 7.60%,
             04/15/16                                  1,021,250
    500,000  Federal Home Loan Mortgage Corp.,
             Ser. 1985, Class PB, 6.25%,
             08/17/12                                    500,765
    666,402  Federal National Mortgage
             Association, Ser. 1997-17, Class A,
             7.25%, 03/31/04                             672,741
                                                    ------------
                                                       4,872,956
                                                    ------------
             Total Mortgage Backed Securities          9,639,831
             (Cost $9,537,356)                      ------------

             Asset Backed Securities -- 1.7%
             -------------------------------
    234,793  Blackrock Capital Finance L.P., Ser.
             1996-C2, Class A, #7.64%,
             11/15/26                                    236,921
    483,327  Mid-State Trust, Ser. 6, Class A4,
             7.79%, 07/01/35                             503,642
  1,000,000  Nomura Asset Securities Corp., Ser.
             1996-MD5, Class A1B, 7.12%,
             04/13/36                                  1,055,625
                                                    ------------
             Total Asset Backed Securities             1,796,188
             (Cost $1,742,515)                      ------------

             U.S. Treasury Securities -- 8.3%
             --------------------------------
             U.S. Treasury Bonds and Notes,
  3,000,000  6.38%, 08/15/27                           3,091,860
    800,000  6.50%, 05/31/02                             822,872
  3,000,000  6.63%, 02/15/27                           3,180,930
    250,000  7.13%, 02/15/23                             278,243

                       See notes to financial statements.

Vista Balanced Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
 (USD)        Issuer                             Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
 $   700,000  7.75%, 11/30/99                     $    728,329
     700,000  8.75%, 08/15/20                          913,388
                                                  ------------
              Total U.S. Treasury Securities         9,015,622
              (Cost $8,766,006)
==============================================================
              Total Long-Term Investments           97,168,900
              (Cost $83,394,173)
==============================================================
Short-Term Investments -- 9.8%
--------------------------------------------------------------
              Time Deposit -- 9.8%
              --------------------
 $10,641,000  Deutsche Bank AG (United States),
              5.66%, 11/03/97                     $ 10,641,000
              (Cost $10,641,000)
==============================================================
              Total Investments -- 99.4%          $107,809,900
              (Cost $94,035,173)
==============================================================

Index
* -- Non-income producing security.

# -- Security may only be sold to qualified institutional buyers.

+ -- All or a portion of this security is pledged to cover financial futures contracts

ADR -- American Depository Receipt.

ACES -- Automatic Common Exchange Securities.

                       See notes to financial statements.

Vista Mutual Funds
Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------


                                                 Vista            Vista
                                               Small Cap        Large Cap          Vista
                                                Equity           Equity          Balanced
                                                 Fund             Fund             Fund
                                               ---------        ---------        --------
ASSETS:
  Investment securities, at value (Note 1)    $589,413,704     $156,528,223     $107,809,900
  Cash   .................................          19,308               --           89,701
  Receivables:
   Investment securities sold ............       1,383,815               --           61,252
   Variation margin  .....................         462,500               --               --
   Interest and dividends  ...............         129,496          114,726          606,577
   Fund shares sold  .....................         290,476        1,010,698          234,155
   Expense reimbursement due from
    Distributor   ........................              --               --           13,746
  Other assets ...........................          21,209            2,102            1,377
                                              ------------     ------------     ------------
     Total Assets ........................     591,720,508      157,655,749      108,816,708
                                              ------------     ------------     ------------
LIABILITIES:
  Payable for investment securities
   purchased   ...........................       8,996,491        1,520,112               --
  Payable for Fund shares redeemed  ......         322,143           69,906           55,852
  Payable to custodian  ..................              --           23,407           89,023
  Accrued liabilities: (Note 2)
   Administration fees  ..................          77,539            6,330           13,924
   Distribution fees .....................         105,950           10,771           29,832
   Investment advisory fees   ............         332,125               --           46,413
   Shareholder servicing fees ............         214,211           55,448           23,212
   Custodian   ...........................          47,913           16,925           14,159
   Other .................................         163,206          120,123          132,053
                                              ------------     ------------     ------------
     Total Liabilities  ..................      10,259,578        1,823,022          404,468
                                              ------------     ------------     ------------
NET ASSETS:
  Paid in capital ........................     437,729,485      109,583,757       87,652,737
  Accumulated undistributed net
   investment income (loss)   ............           5,570          178,323          177,230
  Accumulated undistributed net
   realized gain (loss) on investment
   transactions   ........................      16,335,390       17,489,379        6,807,546
  Net unrealized appreciation of
   investments and futures ...............     127,390,485       28,581,268       13,774,727
                                              ------------     ------------     ------------
  Net Assets:  ...........................    $581,460,930     $155,832,727     $108,412,240
                                              ============     ============     ============
   Class A Shares ........................    $174,017,053     $ 43,490,893     $ 92,941,545
   Class B Shares ........................    $100,340,582     $  5,333,949     $ 15,470,695
   Institutional Class  ..................    $307,103,295     $107,007,885               --
Shares of beneficial interest outstanding
 ($.001 par value; unlimited number of
 shares authorized):
   Class A Shares ........................       7,381,503        2,932,664        6,031,106
   Class B Shares ........................       4,327,501          361,400        1,017,169
   Institutional Class  ..................      12,952,212        7,204,483
Class A Shares:
  Net asset value and redemption price
   per share*  ...........................    $      23.57     $      14.83     $      15.41
  Maximum offering price per share
   (net asset value per share/95.25%,
   for VSCEF and VLCEF, 95.5% for
   VBAL) .................................    $      24.75     $      15.57     $      16.14
Class B Shares:
  Net asset value offering and
   redemption price per share*   .........    $      23.19     $      14.76     $      15.21
Institutional Shares:
  Net asset value, offering and
   redemption price per share*   .........    $      23.71     $      14.85               --
                                              ============     ============     ============
  Cost of Investments   ..................    $461,442,412     $127,946,955     $ 94,035,173
                                              ============     ============     ============

--------------
* Net assets/shares outstanding


                       See notes to financial statements.

Vista Mutual Funds
Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------


                                                    Vista            Vista
                                                  Small Cap        Large Cap          Vista
                                                   Equity           Equity          Balanced
                                                    Fund             Fund             Fund
                                                  ---------        ---------        --------
INVESTMENT INCOME:
  Dividend  .................................   $ 2,011,382       $ 1,680,011     $  724,837
  Interest  .................................     3,881,966           486,394      2,782,276
  Foreign taxes withheld   ..................        (1,600)          (14,597)        (3,449)
                                                ------------      -----------     -----------
   Total investment income ..................     5,891,748         2,151,808      3,503,664
                                                ------------      -----------     -----------
EXPENSES: (Note 2)
  Administration fees   .....................       720,547           178,841        125,937
  Distribution fees  ........................     1,087,582            58,953        270,826
  Investment Advisory fees ..................     3,122,539           476,896        419,971
  Shareholder servicing fees  ...............       859,137           298,059        209,851
  Custodian fees  ...........................       197,709            78,970         75,201
  Printing and postage  .....................        45,004            15,406         13,747
  Professional fees  ........................        41,904            35,561         25,757
  Registration costs ........................        50,889            58,379         39,603
  Transfer agent fees   .....................       726,519            93,507        148,129
  Trustees fees and expenses  ...............        24,019             5,961          4,197
  Other  ....................................        37,054            17,248          6,656
                                                ------------      -----------     -----------
    Total expenses   ........................     6,912,903         1,317,781      1,339,875
                                                ------------      -----------     -----------
Less amounts waived (Note 2E) ...............        90,765           596,120        199,161
                                                ------------      -----------     -----------
  Net expenses ..............................     6,822,138           721,661      1,140,714
                                                ------------      -----------     -----------
  Net investment income (loss)   ............      (930,390)        1,430,147      2,362,950
                                                ------------      -----------     -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
  Investments  ..............................    11,414,784        17,625,501      6,918,152
  Futures transactions  .....................     5,453,475                --             --
Change in net unrealized appreciation/
 depreciation on:
   Investments ..............................    88,990,000        11,620,756      6,945,972
   Futures transactions .....................      (766,992)               --             --
                                                ------------      -----------     -----------
Net realized and unrealized gain on
 investments and futures transactions  ......   105,091,267        29,246,257     13,864,124
                                                ------------      -----------     -----------
Net increase in net assets from
 operations .................................   $104,160,877      $30,676,404     $16,227,074
                                                ============      ===========     ===========


                       See notes to financial statements.

--------------------------------------------------------------------------------


Vista Mutual Funds
Statement of Changes in Net Assets For the year ending October 31,
--------------------------------------------------------------------------------


                                                                    Vista Small Cap
                                                                      Equity Fund
                                                            --------------------------------
                                                                 1997             1996
                                                            -------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)   ...........................  $   (930,390)   $   (230,176)
 Net realized gain on investments and futures transactions     16,868,259       3,988,463
 Change in net unrealized appreciation on investments and
  futures  ................................................    88,223,008      32,569,137
                                                             ------------    ------------
 Increase in net assets from operations  ..................   104,160,877      36,327,424
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I):
 Net investment income ....................................          (742)       (112,777)
 Net realized gain on investments and future transactions      (4,228,732)       (926,492)
                                                             ------------    ------------
 Total dividends and distributions ........................    (4,229,474)     (1,039,269)
                                                             ------------    ------------
 Increase from capital share transactions (Note 5)   ......   212,503,094     168,374,984
                                                             ------------    ------------
  Total increase in net assets  ...........................   312,434,497     203,663,139
NET ASSETS:
 Beginning of period   ....................................   269,026,433      65,363,294
                                                             ------------    ------------
 End of period   ..........................................  $581,460,930    $269,026,433
                                                             ============    ============
Undistributed net investment income (loss)  ...............  $      5,570    $     (4,378)
                                                             ------------    ------------



                                                                    Vista Large Cap                      Vista
                                                                     Equity Fund*                    Balanced Fund
                                                            ------------------------------- ------------------------------
                                                                1997            1996            1997            1996
                                                            ------------     ------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss)   ........................... $  1,430,147     $  1,529,482    $  2,362,950    $  1,448,498
 Net realized gain on investments and futures transactions    17,625,501       15,140,787       6,918,152       3,950,647
 Change in net unrealized appreciation on investments and
  futures  ................................................   11,620,756        6,075,061       6,945,972       4,273,241
                                                            -------------    ------------    ------------    ------------
 Increase in net assets from operations  ..................   30,676,404       22,745,330      16,227,074       9,672,386
                                                            -------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I):
 Net investment income ....................................   (1,448,243)      (1,487,894)     (2,286,310)     (1,328,956)
 Net realized gain on investments and future transactions    (15,240,116)      (6,908,375)     (3,997,114)     (1,045,527)
                                                            -------------    ------------    ------------    ------------
 Total dividends and distributions ........................  (16,688,359)      (8,396,269)     (6,283,424)     (2,374,483)
                                                            -------------    ------------    ------------    ------------
 Increase from capital share transactions (Note 5)   ......   34,165,364       37,913,034      33,498,944      17,603,211
                                                            -------------    ------------    ------------    ------------
  Total increase in net assets  ...........................   48,153,409       52,262,095      43,442,594      24,901,114
NET ASSETS:
 Beginning of period   ....................................  107,679,318       55,417,223      64,969,646      40,068,532
                                                            -------------    ------------    ------------    ------------
 End of period   .......................................... $155,832,727     $107,679,318    $108,412,240    $ 64,969,646
                                                            =============    ============    ============    ============
Undistributed net investment income (loss)  ............... $    178,323     $    196,419    $    177,230    $    119,542
                                                            -------------    ------------    ------------    ------------

-------
* Previously the Vista Equity Fund

                       See notes to financial statements.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Small Cap Equity Fund ("VSCEF"), Vista Large Cap Equity Fund ("VLCEF") (formerly Vista Equity Fund) and Vista Balanced Fund ("VBAL"), collectively, the "Funds", are separate series of The Trust. The Funds offer various classes of shares as follows:


Fund      Classes Offered
----      ---------------
VSCEF     Class A, Class B, Institutional
VLCEF     Class A, Class B, Institutional
VBAL      Class A, Class B

Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class ("Class I").

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at a time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

   C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

   Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of long futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts as shown in the Portfolio of Investments at October 31, 1997.

   The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   D. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The VSCEF writes options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the Inception of the contract.

   As of October 31, 1997 the Funds had no outstanding written options.

   E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   F. Dollar rolls -- VBAL enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. Income is recognized over the duration of the roll transaction.

   G. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

   H. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   I. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition --

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

   "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the funds are as follows: VSCEF paid in capital was decreased by $929,490, accumulated undistributed net investment income was increased by $941,080 and undistributed net realized gain/loss was decreased by $11,590; VBAL paid in capital was increased by $33,151, accumulated undistributed net investment income was decreased by $18,952 and undistributed net realized gain/loss was decreased by $14,199. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

   J. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.


2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to the VSCEF, VLCEF, and VBAL. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.50% for VBAL, 0.65% for VSCEF and 0.40% for VLCEF of the average daily net assets. The Advisor voluntarily waived all or a portion of its fees as outlined in Note 2.E below.

   Chase Asset Management Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of VLCEF; 0.25% of VBAL; and 0.30% of VSCEF's of average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the funds with the exception of the Class A Shares of the VSCEF. The VSCEF is charged a fee from non-affiliated shareholder servicing agents not to exceed 0.25% of the net assets of the Class. For the year ended October 31, 1997, Chase's Shareholder Servicing charges amounted to: VSCEF: $768,372, VLCEF: $295,118 and VBAL:
   $12,271.

   The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub- Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

   providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the VSCEF, VLCEF, and VBAL in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VSCEF, VLCEF and VBAL a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets.

   E. Waivers of fees -- For the year ended October 31, 1997, the Investment Adviser and Shareholder Servicing Agent voluntarily waived fees for each of the Funds as follows:

Fee                                  VSCEF       VLCEF         VBAL
---                                 -------     --------     --------
   Investment Advisory .........         --     $476,885     $ 19,663
   Shareholder servicing  ......    $90,765      119,235      179,498
                                    -------     --------     --------
    Total  .....................    $90,765     $596,120     $199,161
                                    -------     --------     --------

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:


                                         VSCEF           VLCEF          VBAL
                                      ------------    -----------    -----------
Purchases (excluding
 U.S. Government)   ...............   $418,083,666    $95,151,151    $67,908,383
Sales (excluding
 U.S. Government)   ...............    224,112,017     79,528,038     49,884,695
Purchases of U.S.Government  ......             --             --     50,520,690
Sales of U.S. Government  .........             --             --     41,441,557

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1997 are as follows.


                                          VSCEF           VLCEF          VBAL
                                      ------------   ------------   -----------
Aggregate cost  ...................   $461,442,412   $127,946,955   $94,035,173
                                      ------------   ------------   -----------
Gross unrealized appreciation  ....   $141,184,009   $ 30,681,520   $14,765,412
Gross unrealized depreciation  ....    (13,212,717)    (2,100,252)     (990,685)
                                      ------------   ------------   -----------
Net unrealized appreciation .......   $127,971,292   $ 28,581,268   $13,774,727
                                      ============   ============   ===========

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:


                                                   Vista Small Cap Equity Fund
                                   ---------------------------------------------------------
                                             Year Ended                     Year Ended
                                          October 31, 1997               October 31, 1996
                                   ---------------------------    --------------------------
                                        Amount        Shares         Amount         Shares
                                   --------------   ----------    -------------   ----------
                 Class A
Shares sold .....................  $  105,674,550    5,216,718    $ 138,067,616    7,720,099
Shares issued in reinvestment
 of distributions ...............       1,890,293       94,657          686,496       43,642
Shares redeemed   ...............    (112,944,625)  (5,475,143)     (65,215,259)  (3,588,493)
Hanover acquisition  ............              --           --        7,769,538      467,812
                                   --------------   ----------    -------------   ----------
Net increase (decrease) in
 Trust shares outstanding  ......  $   (5,379,782)    (163,768)   $  81,308,391    4,643,060
                                   ==============   ==========    =============   ==========

                                                   Vista Small Cap Equity Fund
                                     -----------------------------------------------------
                                             Year Ended                 Year Ended
                                          October 31, 1997           October 31, 1996
                                     -------------------------   ------------------------
                                         Amount        Shares       Amount        Shares
                                     -------------   ---------   ------------   ---------
                 Class B
Shares sold .....................    $  25,800,141   1,293,773   $ 48,475,336   2,773,564
Shares issued in reinvestment
 of distributions ...............        1,168,830      59,121        306,606      19,554
Shares redeemed   ...............      (16,936,060)   (851,909)    (7,189,827)   (407,340)
Hanover acquisition  ............               --          --             --          --
                                     -------------   ---------   ------------   ---------
Net increase (decrease) in
 Trust shares outstanding  ......    $  10,032,911     500,985   $ 41,592,115   2,385,778
                                     =============   =========   ============   =========

                                                Vista Small Cap Equity Fund
                                   --------------------------------------------------------
                                           Year Ended                5/07/96* Through
                                        October 31, 1997             October 31, 1996
                                   --------------------------   ---------------------------
                                       Amount        Shares       Amount         Shares
                                   -------------   ----------   -------------  ------------
         Institutional Class
Shares sold .....................  $ 219,344,013   10,818,892     $ 7,753,068       409,919
Shares issued in reinvestment
 of distributions ...............        803,425       40,111              --            --
Shares redeemed   ...............    (12,297,473)    (587,990)         (3,601)         (186)
Hanover acquisition  ............             --          --       37,725,011     2,271,466
                                   -------------   ----------   -------------  ------------
Net increase (decrease) in
 Trust shares outstanding  ......  $ 207,849,965   10,271,013     $45,474,478     2,681,199
                                   =============   ==========   =============  ============

--------------
* Commencement of offering class of shares.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------


                                                 Vista Large Cap Equity Fund#
                                     ------------------------------------------------
                                              Year Ended           5/08/96* Through
                                           October 31, 1997        October 31, 1996
                                     ------------------------   ---------------------
                                        Amount       Shares       Amount     Shares
                                     ------------   ---------   ----------   -------
                 Class A
Shares sold .....................    $ 38,863,393   2,628,815   $8,241,907   674,653
Shares issued in reinvestment
 of distributions ...............       1,310,830     109,871       40,764     3,227
Shares redeemed   ...............      (6,429,036)   (436,066)    (606,869)  (47,836)
Hanover acquisition  ............              --          --           --        --
                                     ------------   ---------   ----------   -------
Net increase (decrease) in
 Trust shares outstanding  ......    $ 33,745,187   2,302,620   $7,675,802   630,044
                                     ============   =========   ==========   =======

                                             Vista Large Cap Equity Fund#
                                     -----------------------------------------
                                             Year Ended       5/07/96* Through
                                          October 31, 1997    October 31, 1996
                                     --------------------    -----------------
                                       Amount      Shares     Amount    Shares
                                     ----------   -------    --------   ------
                 Class B
Shares sold .....................    $5,035,390   384,285    $294,905   23,070
Shares issued in reinvestment
 of distributions ...............        79,437     6,640         500       38
Shares redeemed   ...............      (720,413)  (52,633)         --       --
Hanover acquisition  ............            --        --          --       --
                                     ----------   -------    --------   ------
Net increase (decrease) in
 Trust shares outstanding  ......    $4,394,414   338,292    $295,405   23,108
                                     ==========   =======    ========   ======

                                                   Vista Large Cap Equity Fund#
                                   ---------------------------------------------------------
                                             Year Ended                     Year Ended
                                          October 31, 1997               October 31, 1996
                                   ---------------------------   ---------------------------
                                       Amount         Shares         Amount         Shares
                                   -------------    ----------   -------------    ----------
         Institutional Class
Shares sold .....................  $  20,757,456     1,535,702   $  13,383,049     1,087,973
Shares issued in reinvestment
 of distributions ...............      7,345,048       617,358       7,388,210       646,401
Shares redeemed   ...............    (32,076,741)   (2,409,324)    (45,574,669)   (3,792,063)
Hanover acquisition  ............             --            --      54,745,237     4,989,990
                                   -------------    ----------   -------------    ----------
Net increase (decrease) in
 Trust shares outstanding  ......  $  (3,974,237)     (256,264)  $  29,941,827     2,932,301
                                   =============    ==========   =============    ==========

--------------
# Previously the Vista Equity Fund.
* Commencement of offering class of shares.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------


                                                           Vista Balanced Fund
                                    ------------------------------------------------------------------
                                               Year Ended                        Year Ended
                                            October 31, 1997                  October 31, 1996
                                    --------------------------------   -------------------------------
                                         Amount           Shares           Amount           Shares
                                    ----------------   -------------   ---------------   -------------
                 Class A
Shares sold .....................    $  36,446,654      2,510,736       $ 11,377,412        866,348
Shares issued in reinvestment
 of distributions ...............        5,327,049        390,365          1,999,265        154,306
Shares redeemed   ...............      (12,603,017)      (863,052)        (7,725,832)      (587,614)
IEEE merger .....................               --             --          9,380,999        849,658
                                     -------------      ---------       ------------       --------
Net increase (decrease) in
 Trust shares outstanding  ......    $  29,170,686      2,038,049       $ 15,031,844      1,282,698
                                     =============      =========       ============      =========

                                                          Vista Balanced Fund
                                    ----------------------------------------------------------------
                                              Year Ended                        Year Ended
                                           October 31, 1997                  October 31, 1996
                                    -------------------------------   ------------------------------
                                         Amount           Shares           Amount           Shares
                                    ---------------   -------------   ---------------   ------------
                 Class B
Shares sold .....................    $  5,622,984      394,960         $  3,442,067     264,808
Shares issued in reinvestment

 of distributions ...............         826,755       61,505              330,884      25,817
Shares redeemed   ...............      (2,121,481)    (150,183)          (1,201,584)    (92,310)
                                     ------------     --------         ------------     -------
Net increase (decrease) in
 Trust shares outstanding  ......    $  4,328,258      306,282         $  2,571,367     198,315
                                     ============     ========         ============     =======

6. Retirement Plan -- The funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees fees and expenses in the Statement of Operations, and accrued pension liability included in Other Accrued liabilities in the Statement of Assets and Liabilities were as follows:


                              Accrued
                 Pension      Pension
                 Expenses    Liability
                 --------    ---------
VSCEF  ......   $5,648         $27,858
VLCEF  ......    2,102           6,810
VBAL   ......    1,377           4,835

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

7. Mergers -- On May 6, 1996, The Vista Large Cap Equity Fund and the Vista Small Cap Equity Fund acquired all of the net assets of the Hanover Blue Chip Growth Fund and the Hanover Small Capitalization Growth Fund, respectively, pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.

On June 10, 1996, the Vista Balanced Fund acquired all the net assets of the IEEE Balanced Fund pursuant to a plan of reorganization approved by the IEEE Balanced Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.


                                     The Blue         The Small
                                   Chip Growth     Capitalization
                                       Fund          Growth Fund        IEEE
Acquired Funds                     -------------   ---------------   ---------
Shares Exchanged ...............      5,277,621       4,587,887        955,190
Net Assets (in millions)  ......     $     60.4      $     50.4       $   11.3


                                  Vista            Vista            Vista
                                Large Cap        Small Cap        Balanced
                               Equity Fund      Equity Fund         Fund
Vista Funds                   --------------   --------------   ------------
Vista Shares Issued  ......       4,989,990        2,739,278         849,658
Aggregate Net Assets After
 Acquisition   ............    $118,556,169     $194,143,252     $58,491,280

Vista Mutual Funds
Financial Highlights
--------------------------------------------------------------------------------

                                                                              Vista Small Cap Equity Fund
                                                                       ----------------------------------------
                                                                                       Class A
                                                                       ----------------------------------------
                                                                                                     12/20/94*
                                                                                                      Through
                                                                               Year Ended             10/31/95
                                                                        10/31/97        10/31/96      10/31/95
                                                                       ---------        --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..............................  $   19.19        $  15.07      $   10.00
                                                                       ---------        --------      ---------
 Income from Investment Operations:
  Net Investment Income .............................................     (0.051)          0.005          0.060
  Net Gain or (Losses) in Securities (both realized and unrealized)        4.720           4.328          5.056
                                                                       ---------        --------      ---------
  Total from Investment Operations  .................................      4.669           4.333      $   5.116
                                                                       ---------        --------      ---------
 Less Distributions:
  Dividends from Net Investment Income ..............................         --           0.033          0.042
  Distributions from Capital Gains  .................................      0.290           0.180          0.004
                                                                       ---------        --------      ---------
  Total Distributions   .............................................      0.290           0.213          0.046
                                                                       ---------        --------      ---------
Net Asset Value, End of Period   ....................................  $   23.57        $  19.19      $   15.07
                                                                       =========        ========      =========
Total Return (1)                                                           24.61%          29.06%         51.25%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...........................  $ 174,017        $144,763      $  43,739
 Ratio of Expenses to Average Net Assets #   ........................       1.45%           1.50%          1.51%
 Ratio of Net Investment Income to Average Net Assets #  ............      (0.23%)          0.03%          0.52%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .................................       1.45%           1.52%          2.67%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   .......................................      (0.23%)          0.01%         (0.64%)
Portfolio Turnover Rate .............................................         55%             78%            75%
Average Commission Rate Paid per share ..............................  $ 0.06001        $ 0.0595             --



                                                                                        Class B
                                                                      ---------------------------------------
                                                                                                   03/28/95**
                                                                                                    through
                                                                             Year Ended             10/31/95
                                                                       10/31/97      10/31/96       10/31/95
                                                                       ---------     --------       --------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..............................  $   19.00     $  15.01       $  11.39
                                                                       ---------     --------       --------
 Income from Investment Operations:
  Net Investment Income .............................................     (0.270)      (0.074)        (0.018)
  Net Gain or (Losses) in Securities (both realized and unrealized)        4.754        4.248          3.669
                                                                       ---------     --------       --------
  Total from Investment Operations  .................................      4.484        4.174          3.651
                                                                       ---------     --------       --------
 Less Distributions:
  Dividends from Net Investment Income ..............................         --           --          0.027
  Distributions from Capital Gains  .................................      0.290        0.180          0.004
                                                                       ---------     --------       --------
  Total Distributions   .............................................      0.290        0.180          0.031
                                                                       ---------     --------       --------
Net Asset Value, End of Period   ....................................  $   23.19     $  19.00       $  15.01
                                                                       =========     ========       ========
Total Return (1)                                                           23.84%       28.04%         32.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...........................  $ 100,341     $ 72,722       $ 21,624
 Ratio of Expenses to Average Net Assets #   ........................       2.16%        2.22%          2.24%
 Ratio of Net Investment Income to Average Net Assets #  ............      (0.94%)      (0.68%)        (0.25%)
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .................................       2.16%        2.25%          3.23%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   .......................................      (0.94%)      (0.71)%        (1.24%)
Portfolio Turnover Rate .............................................         55%          78%            75%
Average Commission Rate Paid per share ..............................  $ 0.06001     $ 0.0595             --



                                                                                Institutional
                                                                       --------------------------
                                                                                       05/07/96**
                                                                                        Through
                                                                       Year Ended      10/31/96
                                                                        10/31/97       10/31/96
                                                                        ---------      --------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..............................   $   19.22      $  18.44
                                                                        ---------      --------
 Income from Investment Operations:
  Net Investment Income .............................................       0.027         0.023
  Net Gain or (Losses) in Securities (both realized and unrealized)         4.753         0.757
                                                                        ---------      --------
  Total from Investment Operations  .................................       4.780         0.780
                                                                        ---------      --------
 Less Distributions:
  Dividends from Net Investment Income ..............................          --            --
  Distributions from Capital Gains  .................................       0.290            --
                                                                        ---------      --------
  Total Distributions   .............................................       0.290            --
                                                                        ---------      --------
Net Asset Value, End of Period   ....................................   $   23.71      $  19.22
                                                                        =========      ========
Total Return (1)                                                            25.15%         4.23%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...........................   $ 307,103      $ 51,542
 Ratio of Expenses to Average Net Assets #   ........................        1.10%         1.10%
 Ratio of Net Investment Income to Average Net Assets #  ............        0.13%         0.27%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .................................        1.14%         1.27%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   .......................................        0.09%         0.10%
Portfolio Turnover Rate .............................................          55%           78%
Average Commission Rate Paid per share ..............................   $ 0.06001      $ 0.0595

-------
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                         See notes to financial statements.

Vista Mutual Funds
Financial Highlights
--------------------------------------------------------------------------------

                                                                        Vista Large Cap Equity Fund*
                                                           ---------------------------------------------------
                                                                    Class A                     Class B
                                                           -------------------------- ------------------------
                                                             Year        05/08/96**      Year       05/07/96**
                                                             Ended        Through       Ended        Through
                                                            10/31/97      10/31/96     10/31/97      10/31/96
                                                           ---------    --------     ---------      --------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................... $   13.25    $  12.06     $   13.22      $  12.06
                                                           ---------    --------     ---------      --------
 Income from Investment Operations:
  Net Investment Income  .................................     0.108       0.050         0.067         0.050
  Net Gains or (Losses) In Securities (both realized and
   unrealized)  ..........................................     3.456       1.209         3.423         1.187
                                                           ---------    --------     ---------      --------
  Total from Investment Operations   .....................     3.564       1.259         3.490         1.237
                                                           ---------    --------     ---------      --------
 Less Distributions:
  Dividends from Net Investment Income  ..................     0.094       0.069         0.061         0.077
  Distributions from Capital Gains   .....................     1.890          --         1.890            --
                                                           ---------    --------     ---------      --------
  Total Distributions ....................................     1.984       0.069         1.951         0.077
                                                           ---------    --------     ---------      --------
Net Asset Value, End of Period ........................... $   14.83    $  13.25     $   14.76      $  13.22
                                                           =========    ========     =========      ========
Total Return (1)   .......................................     30.69%      10.84%        30.15%         6.66%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............... $  43,491    $  8,349     $   5,334      $    305
 Ratio of Expenses to Average Net Assets # ...............      1.13%       1.38%         1.59%         1.88%
 Ratio of Net Investment Income to Average Net Assets #         0.61%       0.84%         0.15%         0.14%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #   .....................      1.63%       1.87%         2.09%         2.38%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses # ..............................      0.11%       0.35%        (0.35%)       (0.36%)
Portfolio Turnover Rate  .................................        72%         89%           72%           89%
Average Commission Rate Paid per share  .................. $ 0.05993    $ 0.0598     $ 0.05993      $ 0.0598

                                                                                    Institutional Class
                                                           ---------------------------------------------------------------------
                                                                                        Year Ended
                                                           ---------------------------------------------------------------------
                                                            10/31/97     10/31/96     10/31/95     10/31/94       10/31/93
                                                           ---------     --------     --------     --------       ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................... $   13.27     $  12.24     $  13.16     $  13.65       $   12.56
                                                           ---------     --------     --------     --------       ---------
 Income from Investment Operations:
  Net Investment Income  .................................     0.182        0.227        0.277        0.298           0.302
  Net Gains or (Losses) In Securities (both realized and
   unrealized)  ..........................................     3.470        2.597        1.744        0.263           1.153
                                                           ---------     --------     --------     --------       ---------
  Total from Investment Operations   .....................     3.652        2.824        2.021        0.561           1.455
                                                           ---------     --------     --------     --------       ---------
 Less Distributions:
  Dividends from Net Investment Income  ..................     0.182        0.224        0.282        0.290           0.304
  Distributions from Capital Gains   .....................     1.890        1.570        2.659        0.761           0.062
                                                           ---------     --------     --------     --------       ---------
  Total Distributions ....................................     2.072        1.794        2.941        1.051           0.366
                                                           ---------     --------     --------     --------       ---------
Net Asset Value, End of Period ........................... $   14.85     $  13.27     $  12.24     $  13.16       $   13.65
                                                           =========     ========     ========     ========       =========
Total Return (1)   .......................................     31.50%       25.65%       20.41%        4.37%          11.73%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............... $ 107,008     $ 99,025     $ 55,417     $ 67,818       $ 120,635
 Ratio of Expenses to Average Net Assets # ...............      0.50%        0.40%        0.31%        0.31%           0.31%
 Ratio of Net Investment Income to Average Net Assets #         1.32%        1.86%        2.41%        2.30%           2.30%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #   .....................      1.00%        0.96%        0.90%        0.95%           0.88%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses # ..............................      0.82%        1.30%        1.82%        1.66%           1.73%
Portfolio Turnover Rate  .................................        72%          89%          45%          53%             33%
Average Commission Rate Paid per share  .................. $ 0.05993     $ 0.0598           --           --              --

-------
 * Formerly Vista Equity Fund.
 ** Commencement of offering of class of shares
 # Short periods have been annualized.
(1) Total returns figures do not include the effect of any sales load. (2) In 1992, the Fund's fiscal year end was changed from June 30 to October 31.

                         See notes to financial statements.

Vista Mutual Funds
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   Vista Balanced Fund
                                                           --------------------------------------------------------------------
                                                                                         Class A
                                                           --------------------------------------------------------------------
                                                                                 Year Ended
                                                           ---------------------------------------------------- 11/04/92*
                                                                                                                Through
                                                            10/31/97     10/31/96     10/31/95     10/31/94     10/31/93
                                                           ---------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................... $   13.83     $  12.45     $  11.09     $  11.38     $ 10.00
                                                           ---------     --------     --------     --------     -------
 Income from Investment Operations:
  Net Investment Income  .................................     0.392        0.353        0.382        0.356       0.410
  Net Gains or (Losses) in Securities (both realized and
   unrealized)  ..........................................     2.393        1.692        1.517       (0.187)      1.344
                                                           ---------     --------     --------     --------     -------
  Total from Investment Operations   .....................     2.785        2.045        1.899        0.169       1.754
                                                           ---------     --------     --------     --------     -------
  Less Distributions:
    Dividends from Net Investment Income   ...............     0.395        0.345        0.408        0.359       0.375
    Distributions from Capital Gains .....................     0.810        0.320        0.131        0.100          --
                                                           ---------     --------     --------     --------     -------
    Total Distributions  .................................     1.205        0.665        0.539        0.459       0.375
                                                           ---------     --------     --------     --------     -------
Net Asset Value, End of Period ........................... $   15.41     $  13.83     $  12.45     $  11.09     $ 11.38
                                                           =========     ========     ========     ========     =======
Total Return (1)   .......................................     21.48%       16.89%       17.70%        1.56%      17.74%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............... $  92,941     $ 55,233     $ 33,733     $ 21,705     $13,920
 Ratio of Expenses to Average Net Assets # ...............      1.25%        1.25%        1.06%        0.58%         --
 Ratio of Net Investment Income to Average Net Assets #         2.91%        2.97%        3.48%        3.21%       3.87%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #   .....................      1.52%        1.78%        2.20%        2.20%       3.07%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses # ..............................      2.64%        2.44%        2.34%        1.59%       0.80%
Portfolio Turnover Rate  .................................       136%         149%          68%          77%         65%
Average Commission Rate Paid per share  .................. $ 0.05516     $ 0.0598           --           --          --



                               Vista Mutual Funds
                              Financial Highlights
                                                                                  Class B
                                                           --------------------------------------------------
                                                                        Year Ended
                                                           ------------------------------------    11/04/93**
                                                                                                    Through
                                                            10/31/97      10/31/96     10/31/95    10/31/94
                                                           ---------      --------     -------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period ..................... $   13.70      $  12.36     $ 11.03     $  11.22
                                                           ---------      --------     -------     --------
 Income from Investment Operations:
  Net Investment Income  .................................     0.319         0.283       0.309        0.345
  Net Gains or (Losses) in Securities (both realized and
   unrealized)  ..........................................     2.326         1.656       1.502       (0.117)
                                                           ---------      --------     -------     --------
  Total from Investment Operations   .....................     2.645         1.939       1.811        0.228
                                                           ---------      --------     -------     --------
  Less Distributions:
    Dividends from Net Investment Income   ...............     0.325         0.279       0.131        0.318
    Distributions from Capital Gains .....................     0.810         0.320       0.350        0.100
                                                           ---------      --------     -------     --------
    Total Distributions  .................................     1.135         0.599       0.481        0.418
                                                           ---------      --------     -------     --------
Net Asset Value, End of Period ........................... $   15.21      $  13.70     $ 12.36     $  11.03
                                                           =========      ========     =======     ========
Total Return (1)   .......................................     20.55%        16.10%      16.93%        2.17%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ............... $  15.471      $  9,737     $ 6,336     $  3,543
 Ratio of Expenses to Average Net Assets # ...............      2.04%         2.00%       1.82%        1.50%
 Ratio of Net Investment Income to Average Net Assets #         2.26%         2.21%       2.68%        2.46%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #   .....................      2.06%         2.29%       2.72%        2.69%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses # ..............................      2.24%         1.92%       1.78%        1.24%
Portfolio Turnover Rate  .................................       136%          149%         68%          77%
Average Commission Rate Paid per share  .................. $ 0.05516      $ 0.0598          --           --

--------
 * Commencement of operations.
 ** Commencement of offering of class of shares
 # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                          See notes to financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vista Small Cap Equity Fund, Vista Large Cap Equity Fund and Vista Balanced Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

Vista Small Cap Equity Fund
Vista Large Cap Equity Fund
Vista Balanced Fund

                                   Unaudited
--------------------------------------------------------------------------------

Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1997. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns for the calendar year ending December 31, 1997 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the long-term capital gains distributed per share by the Funds:



                                    Government
                                     National       Federal      Federal Home
                    U.S. Treasury    Mortgage     Farm Credit    Loan Mortgage
  Vista Fund         Obligations    Association       Bank        Corporation
--------------------------------------------------------------------------------
Small Cap Equity    0.52%                --           6.06%          5.82%
Large Cap Equity      --                 --           0.16%            --
Balanced           12.02%              5.18%          2.02%          9.61%


                                                                     Long-Term
                  Federal National      Student Loan   Dividends   Capital Gains
                     Mortgage            Marketing     Received    Distribution
  Vista Fund        Association         Association    Deduction     Per Share
--------------------------------------------------------------------------------
Small Cap Equity        4.86%               0.13%          6.49%        $0.14
Large Cap Equity          --                  --          34.32%        $1.49
Balanced                3.50%                 --          16.98%        $0.46

Vista Service Center
P.O. Box 419392
Kansas City, MO64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc. which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

(in sidebar on front cover)

                                  EQUITY FUNDS

[BACKGROUND GRAPHIC OF HILLS AND TREES]

                                     ANNUAL
                                     REPORT
                       -----------------------------------
                       Vista. Setting the Global Standard.

                          VISTA GROWTH AND INCOME FUND

                            VISTA CAPITAL GROWTH FUND

                            VISTA EQUITY INCOME FUND

                       VISTA SMALL CAP OPPORTUNITIES FUND

                                     [logo]
                                     VISTA
                             FAMILY OF MUTUAL FUNDS
                           MANAGED BY CHASE MANHATTAN

                                October 31, 1997

                                   HIGHLIGHTS

Economic expansion in the U.S. set the stage for solid stock market gains during the reporting period.

[bullet] The stock market benefited from corporate profit growth, low inflation and continuing inflows from U.S. and overseas investors.

[bullet] Bond markets, while sensitive to whether the high levels of economic growth would lead to a resurgence of inflation, rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

                                    CONTENTS

Chairman's Letter                                              3

Vista Growth and Income Fund
   Fund Commentary                                             4

Vista Capital Growth Fund
   Fund Commentary                                             8

Vista Equity Income Fund
   Fund Commentary                                            12

Vista Small Cap Opportunities Fund
   Fund Commentary                                            16

Fund Financial Statements                                     19

Portfolio Financial Statements                                45

[BOXED TEXT]

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE
   CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS
    INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                         Vista Family of Mutual Funds

                               CHAIRMAN'S LETTER

                                                               December 10, 1997
Dear Shareholder:

We are pleased to present this Annual Report for the following Vista U.S. Equity Funds for the year ended October 31, 1997:

    [bullet] Growth and Income Fund     [bullet] Capital Growth Fund
    [bullet] Equity Income Fund         [bullet] Small Cap Opportunities Fund

Growing Economy, Low Inflation Drive Equities Higher
The U.S. economy, in one of the longest expansions in history, set the stage for solid stock market gains during the reporting period. The market benefited from corporate profit growth, low inflation and continuing inflows from both U.S. and overseas investors. Although the largest U.S. stocks showed slightly higher gains than small- and mid-capitalization issues, smaller issues closed the gap later in the year as investors focused on compelling valuations and earnings. While U.S. stocks were not immune to October's global correction caused by economic and currency instability in Asia, prices recovered as investors recognized the enduring strength of U.S. economic fundamentals.

U.S. Bond Markets Become Safe Haven
U.S. bond markets were driven by an acute sensitivity to whether the high levels of economic growth would lead to a resurgence of inflation. While this caused bond investors to react to each economic report, inflation remained muted. As the year ended, U.S. bond markets rallied as global investors turned to U.S. Treasury securities in light of global stock market instability.

After a three-year period in which U.S. stock prices doubled, the October volatility served as a reminder that equity markets are inherently volatile over the short term. It's important for you to understand the potential risks and returns in an investment program based on your time horizon and risk tolerance. All of us at Vista look forward to continuing to help you work toward your financial goals.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

                                   Unaudited
                                About Your Fund

                          VISTA GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                                   FUND FACTS

  Objective:                    Capital Growth Plus Current Income

  Primary investments:          Common Stocks

  Suggested investment
  time frame:                   Mid- to Long-Term

  Market benchmark:             S&P 500 Index

  Lipper Funds category:        Growth & Income Funds Average

                                Class A               Class B             Class I
                                ------------------    ----------------    ---------------
  Inception date:               9/23/87               11/4/93             1/25/96

  Newspaper symbol:             Gro Inc               Gro Inc             Gro Inc

  As of October 31, 1997
  Net assets:                   $1,496.7 million      $489.1 million      $522.3 million


PERFORMANCE
Vista Growth and Income Fund, which seeks capital appreciation and current income by investing primarily in common stocks, had a total return of 28.84% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
The Fund benefited from overweight positions in financial stocks as interest rates fell in response to moderating economic growth in late 1996. Anticipating that the economy would pick up in early 1997, the management team cut financial exposure but maintained an overweight stance in technology while adding to sectors, such as capital goods, which historically tend to do well in a growing economy.

During the period of volatility following the March 25th interest rate hike, the management team turned to technology and health care companies whose stocks, in its opinion, had been battered. By early summer, the management team took a sector-neutral approach and began moving towards stronger valuations at the lower end of the large cap range and in mid-cap companies.

                                   Unaudited
                                About Your Fund

                          VISTA GROWTH AND INCOME FUND

OUTLOOK
The Fund's management team is looking for companies it believes will maintain earnings in a slower economy, as well as those that may benefit from expected lower interest rates. The Fund expects to maintain its overweight stance in mid-cap insurers, but is avoiding aggressive investments in technology until the earnings picture of companies in the sector clears.

                          VISTA GROWTH AND INCOME FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

[pie chart]

Investments 99.91%
Cash/Other 0.09%



                          GROWTH AND INCOME PORTFOLIO
                COMPOSITION OF TOTAL MARKET VALUE AS OF 10/31/97

[pie chart]

Agriculture Production Services 1.78%
Banking 6.36%
Chemicals 2.07%
Computer Software 2.07%
Computers/Computer Hardware 5.13%
Consumer Products 2.25%
Diversified 4.18%
Electronics/Electrical Equipment 2.17%
Entertainment/Leisure 4.74%
Financial Services 5.86%
Food/Beverage Production 3.15%
Health Care/Health Care Services 3.71%
Insurance 5.15%
Manufacturing 3.56%
Markets/Mining 1.86%
Oil & Gas 8.55%
Pharmaceuticals 4.38%
Real Estate Investment Trust 2.97%
Retailing 7.04%
Telecommunications 5.05%
U.S. Treasury Securities 2.40%
Utility 2.81%
Other 12.76%

                                   Unaudited
                                About Your Fund

                          VISTA GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

                   PORTFOLIO'S TOP 10 HOLDINGS AS OF 10/31/97

  Household Finance Corp.                                   2.56%
  U.S. Treasury Securities                                  2.40%
  HEALTHSOUTH Corporation                                   1.68%
  Carnival Corporation Cl. A                                1.64%
  Computer Associates Intl. Inc.                            1.54%
  Dow Chemical Co.                                          1.54%
  Smithkline Beecham PLC, ADR                               1.52%
  Halliburton Hldgs. Co.                                    1.44%
  Kroger Co.                                                1.42%
  New York Times Co., Cl. A                                 1.39%



Top 10 holdings comprised 17.13% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.


              FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+

                                        Without            With
  Class A Shares                   Sales Charge      Sales Charge

  One Year                               28.84%           22.72%
  Five Years                             16.96%           15.83%
  Ten Years                              23.48%           22.88%
  Since Inception (9/23/87)              23.21%           22.62%
  Class B Shares                     Without CDSC       With CDSC*
  One Year                               28.20%           23.20%
  Five Years+                            16.49%           14.49%
  Ten Years+                             23.23%           23.23%
  Since Inception (9/23/87)+             22.96%           22.96%
  Class I Shares
  One Year                               29.37%
  Five Years+                            17.14%
  Ten Years+                             23.57%
  Since Inception (9/23/87)+             23.30%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Assumes 5% CDSC for the one year period and a 0% CDSC for the period since inception.

+ The Fund commenced operations on 9/23/87. Class B Shares and Class I Shares were introduced on 11/4/93 and 1/25/96, respectively. Investors should note that the information presented for Class B and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund

                          VISTA GROWTH AND INCOME FUND

[line chart]
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                    VISTA GROWTH AND INCOME FUND -- CLASS A
                             AND ITS KEY BENCHMARKS

          Vista Growth and    Lipper Growth & Income
          Income Fund         Funds Avg.               S&P 500 Index

10/87      9525               10000                    10000
          13608               11588                    11477
10/89     19650               13971                    14502
          19659               12622                    13419
10/91     31966               16780                    17901
          35910               18304                    19682
10/93     43262               21354                    22619
          43325               21942                    23492
10/95     51033               26379                    29693
          61035               31989                    36836
10/31/97  78640               40993                    48652



Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Growth & Income Fund, the Lipper Growth & Income Funds Average and the Standard & Poor's 500 Index from October 31, 1987 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Growth & Income Funds Average represents the average performance of a universe of 689 actively managed growth and income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard and Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

                                   Unaudited
                                About Your Fund

                           VISTA CAPITAL GROWTH FUND


                                   FUND FACTS
  Objective:                    Capital Growth

  Primary investments:          Mid-Size Common Stocks

  Suggested investment
  time frame:                   Long-Term

  Market benchmark:             Russell 2000 Index

  Lipper Funds category:        Mid-Cap Funds Average

                                Class A             Class B             Class I
                               ----------------    ----------------    --------------
  Inception date:               9/23/87             11/4/93             1/25/96

  Newspaper symbol:             Cap Gro             Cap Gro             Cap Gro

  As of October 31, 1997
  Net assets:                   $839.4 million      $421.6 million      $52.3 million

PERFORMANCE
Vista Capital Growth Fund, which seeks to provide capital growth through a portfolio of common stocks of mid-sized companies, had a total return of 26.47% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
Anticipating slow economic growth in 1996, the Fund began the reporting period strongly due to overweight positions in the financial and technology sectors. As 1996 ended, the management team took profits in technology and reduced the financial overweight given its expectation that economic growth would accelerate, repositioning these assets in cyclical sectors which historically tend to do well in a growing economy.

To the extent that mid-cap stocks were particularly hard hit during the sell-off that accompanied the March 25th interest rate hike, the Fund's returns also suffered. However, the management team took advantage of falling stock prices during this period to purchase what it believed were high-quality stocks at attractive prices, particularly within the technology sector. As mid-caps began performing strongly in the spring and summer of 1997, many of the positions taken during the sell-off appreciated. By the second half of the period, the Fund had begun taking aggressive positions in insurance companies and these holdings subsequently began to pay off in light of industry consolidation and compelling valuations.

                                   Unaudited
                                About Your Fund

                           VISTA CAPITAL GROWTH FUND

OUTLOOK

The management team expects to emphasize companies which it believes will maintain earnings in a slower-growth environment as well as those that may benefit from the expected lower interest rates. They expect to maintain an overweight stance in mid-cap insurers, but they expect to limit technology until the earnings picture of companies in the sector clears.

                           VISTA CAPITAL GROWTH FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

[pie chart]

Investments 99.86%
Cash/Other 0.14%


                            CAPITAL GROWTH PORTFOLIO
                COMPOSITION OF TOTAL MARKET VALUE AS OF 10/31/97

[pie chart]

Aerospace 3.45%
Automotive 2.49%
Banking 5.26%
Broadcasting 3.91%
Business Services 6.61%
Chemicals 3.42%
Computer Software 2.14%
Computers/Computer Hardware 4.75%
Electronics/Electrical Equipment 3.61%
Entertainment/Leisure 4.23%
Financial Services 5.91%
Health Care/Health Care Services 9.48%
Insurance 9.40%
Manufacturing 4.76%
Oil & Gas 3.00%
Real Estate Investment Trust 3.10%
Retailing 4.58%
Textiles 2.74%
Other 17.16%

                                   Unaudited
                                About Your Fund

                           VISTA CAPITAL GROWTH FUND

                   PORTFOLIO'S TOP 10 HOLDINGS AS OF 10/31/97
  Tenet Healthcare Corp.                                         2.33%
  Carnival Corp. Cl. A                                           2.24%
  EMC Corp. Mass                                                 2.15%
  Precision Castparts Corp.                                      2.09%
  GTECH Hldgs. Corp.                                             2.08%
  Household Finance Corp.                                        2.03%
  Tele Communications Inc. Liberty
   Media Group Class A                                           1.88%
  Unifi Inc.                                                     1.86%
  Lear Corp.                                                     1.85%
  Comast Corp. Cl. A                                             1.69%


Top 10 holdings comprised 20.2% of the Portfolio's market value of the investments. Fund holdings are subject to change at any time.

               FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+

                                        Without            With
  Class A Shares                   Sales Charge      Sales Charge
  One Year                               26.47%           20.46%
  Five Years                             18.29%           17.15%
  Ten Years                              21.27%           20.68%
  Since Inception (9/23/87)              21.02%           20.44%
  Class B Shares                     Without CDSC       With CDSC*
  One Year                               25.85%           20.85%
  Five Years+                            17.84%           15.84%
  Ten Years+                             21.03%           21.03%
  Since Inception (9/23/87)+             20.79%           20.79%
  Class I Shares
  One Year                               26.98%
  Five Years+                            18.46%
  Ten Years+                             21.35%
  Since Inception (9/23/87)+             21.10%

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

+ The Fund commenced operations on 9/23/87. Class B Shares and Class I Shares were introduced on 11/4/93 and 1/25/96, respectively. Investors should note that the information presented for Class B and Class I Shares prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund

                           VISTA CAPITAL GROWTH FUND

[line chart]

               Vista Capital Growth Fund     Lipper Mid-Cap Funds Avg.     Russell 2000 Index
10/87           9525                         10000                         10000
               11063                         11954                         12722
10/89          16829                         15181                         14709
               13782                         12994                         10695
10/91          24802                         20681                         16964
               28314                         22325                         18577
10/93          36543                         27680                         24592
               37501                         28349                         24507
10/95          42708                         34956                         29006
               51883                         41199                         33837
10/31/97       65615                         50870                         43765


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from October 31, 1987 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Lipper Mid-Cap Funds Average represents the average performance of a universe of 275 actively managed mid-cap funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

                                   Unaudited
                                About Your Fund

                            VISTA EQUITY INCOME FUND

                                   FUND FACTS

  Objective:                    Current Income Plus Capital Growth

  Primary investments:          Common Stocks

  Suggested investment          Mid- to Long-Term
  time frame:

  Market benchmark:             S&P 500 Index

  Lipper Funds category:        Equity Income Funds Average

                                Class A            Class B
                               ---------------    --------------
  Inception date:               7/15/93            5/7/96

  Newspaper symbol:             Eq Inc             Not listed

  As of October 31, 1997
  Net assets:                   $47.4 million      $14.8 million


PERFORMANCE
Vista Equity Income Fund, which seeks to provide current income plus opportunities for capital growth by investing primarily in income-producing securities, had a total return of 33.66% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
The Fund began the reporting year with an overweight position in real estate investment trusts (REITs). Anticipating economic growth, the investment team subsequently cut exposure to REITs and other interest-rate sensitive companies in favor of sectors which historically perform better in a stronger economy. After building a large cash position after the March 25th interest rate hike, the Fund began aggressively buying, adding REITs and mid-cap insurance companies, as the market rallied in April and May.

The REIT and insurance positions proved beneficial in the second half of the year, and the Fund was further aided by the decision to sell technology holdings which had reached their price targets prior to the October correction. By the end of the year, the Fund had built substantial holdings in cable/media and European restructuring companies, where company managers are increasingly focused on shareholder return.

                                   Unaudited
                                About Your Fund

                            VISTA EQUITY INCOME FUND

OUTLOOK
The Fund continues to pursue a barbell strategy, investing in securities with high dividend yields as well as those believed to offer the potential for capital appreciation. Anticipating slowing economic growth, the management team expects to emphasize companies it believes are capable of maintaining earnings, as well as those that may benefit from the expected lower interest rates.

                            VISTA EQUITY INCOME FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

[pie chart]

Investments 98.73%
Cash/Other 1.27%



                            VISTA EQUITY INCOME FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97

[pie chart]

Aerospace 2.10%
Automotive 2.35%
Banking 18.62%
Business Services 1.49%
Chemicals 2.56%
Consumer Products 1.68%
Entertainment/Leisure 1.64%
Financial Services 4.42%
Food/Beverage Products 1.37%
Insurance 5.16%
Oil & Gas 7.81%
Pharmaceuticals 3.96%
Real Estate Investment Trust 14.79%
Telecommunications 4.56%
Utilities 4.45%
Other 13.27%

                                   Unaudited
                                About Your Fund

                            VISTA EQUITY INCOME FUND

                         TOP 10 HOLDINGS AS OF 10/31/97

  Deutsche Bank AG (US)                                     12.06%
  U.S. Treasury Securities                                   9.77%
  Dow Chem Co.                                               2.19%
  Viacom International
   (TCI Pacific) Class A                                     1.91%
  Federated Dept. Stores                                     1.75%
  Equity Residential Properties Trust                        1.71%
  Federal Home Loan Mortgage Corp.                           1.69%
  FPL Group Inc.                                             1.66%
  Carnival Corp. Class A                                     1.64%
  Assisted Living Concepts                                   1.48%


Top 10 holdings comprised 35.86% of Fund's market value of investments. Fund holdings are subject to change at any time.

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+

                                        Without            With
  Class A Shares                     Sales Charge      Sales Charge
  One Year                               33.66%           27.65%
  Five Years                               N/A              N/A
  Since Inception (7/15/93)              19.34%           18.07%
  Class B Shares                     Without CDSC       With CDSC*
  One Year                               32.87%           27.87%
  Five Years+                              N/A              N/A
  Since Inception (7/15/93)+             19.06%           15.66%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

* Assumes 5% CDSC for the one year period, a 4% CDSC for the period since inception.

+ The Fund commenced operations on 7/15/93. Class B Shares were introduced on 5/7/96. Investors should note that the information presented for Class B prior to their introduction is based on historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                   Unaudited
                                About Your Fund

                            VISTA EQUITY INCOME FUND

[line graph]

               Vista Equity Income Fund      Lipper Equity Income Funds Avg.    S&P 500 Index

7/93            9550                         10000                              10000
10/93          10115                         10585                              10470
10/94           9978                         10692                              10874
10/95          11771                         12633                              13745
10/96          15278                         15273                              17051
10/31/97       20421                         19410                              22520

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Equity Income Fund, the Lipper Equity Income Funds Average and the S&P 500 Index from July 15, 1993 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.50% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

Certain fees on the Fund were waived during the periods shown. Had they not been waived, returns would have been lower.

The Lipper Equity Income Funds Average represents the average performance of a universe of 203 actively managed equity income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

                                   Unaudited
                                About Your Fund

                       VISTA SMALL CAP OPPORTUNITIES FUND


                                   FUND FACTS

  Objective:                  Capital Growth

  Primary investments:        Small Cap Common Stocks

  Suggested investment        Long-Term
  time frame:

  Market benchmark:           Russell 2000 Index

  Lipper Funds category:      Small Company Growth Funds Average

                              Class A          Class B
                             ---------------  --------------
  Inception date:             5/19/97          5/19/97

  Newspaper symbol:           SCapOp           SCapOp

  As of October 31, 1997
  Net assets:                 $42.6 million    $38.1 million


PERFORMANCE
Vista Small Cap Opportunities Fund, which seeks to provide capital growth by investing in small-cap common stocks, had a cumulative total return of 38.50% (Class A shares, without sales charges) from its inception on May 19, 1997 through October 31, 1997.

STRATEGY
The timing of the Fund's introduction proved to be quite good as it occurred in conjunction with renewed investor interest in small caps after three years of small-cap underperformance. It also benefited from the fact that the fast-growing smaller companies were among the most beaten-up and undervalued.

Before the October correction, the Fund was particularly supported by the performance of its individual holdings in technology and health-care. Although fast-growing technology companies were the hardest hit during the correction, the Fund held up much better than its peers.

                                   Unaudited
                                About Your Fund

                       VISTA SMALL CAP OPPORTUNITIES FUND

OUTLOOK
A key aspect of the small cap turnaround has been the improving earnings of small caps relative to their larger peers. This combined with attractive valuations, leads the investment team to expect that small caps will remain the most attractive segment of the U.S. stock market over the next 12 to 18 months.


                       VISTA SMALL CAP OPPORTUNITIES FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97

[pie chart]

Investments 97.31%
Cash/Other 2.69%



                       VISTA SMALL CAP OPPORTUNITIES FUND
        COMPOSITION OF TOTAL MARKET VALUE OF INVESTMENTS AS OF 10/31/97

[pie chart]

Advertising 3.28%
Business Services 10.70%
Banking 6.15%
Computer Software 8.62%
Electronics/Electrical Equipment 7.65%
Entertainment/Leisure 4.11%
Environmental Services 2.23%
Health Care/Health Care Services 19.59%
Insurance 5.02%
Oil & Gas 2.45%
Retailing 5.27%
Shipping/Transportation 4.29%
Telecommunications 2.08%
Wholesaling 3.09%
Other 15.47%

                                   Unaudited
                                About Your Fund

                       VISTA SMALL CAP OPPORTUNITIES FUND


                         TOP 10 HOLDINGS AS OF 10/31/97

  Deutsche Bank AG (US)                                     5.13%
  Assisted Living Concepts                                  2.08%
  Petco Animal Supplies, Inc.                               1.92%
  Universal Health Services Inc., Class B                   1.92%
  Healthcare Financial Partners, Financial Services         1.88%
  ESC Medical Systems Ltd                                   1.87%
  Penn-Amer Group, Inc.                                     1.85%
  Suburban Ostomy Supply Co.                                1.76%
  AXENT Technologies Inc.                                   1.76%
  Universal Outdoor Holdings, Inc.                          1.67%


Top 10 holdings comprised 21.84% of Fund's market value of investments. Fund holdings are subject to change at any time.


                    CUMULATIVE TOTAL RETURNS AS OF 10/31/97+

                                       Without            With
  Class A Shares                    Sales Charge      Sales Charge
  Since Inception (5/19/97)             38.50%           31.92%
  Class B Shares                    Without CDSC       With CDSC*
  Since Inception (5/19/97)             38.10%           33.10%


Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

* Assumes 5% CDSC for the period since inception.

+ The Fund commenced operations on 5/19/97. Class A and B Shares were introduced on 5/19/97. The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997


Shares      Issuer                              Value
-------------------------------------------------------------
Long-Term Investments -- 87.8%
-------------------------------------------------------------
            Common Stock -- 68.3%
            ---------------------
            Aerospace -- 1.8%
    12,500  Precision Castparts Corp.            $    735,156
     7,200  Sundstrand Corp.                          391,500
                                                 ------------
                                                    1,126,656
                                                 ------------
            Automotive -- 2.4%
    21,000  Chrysler Corp.                            740,250
    15,000  Lear Corp.*                               720,938
                                                 ------------
                                                    1,461,188
                                                 ------------
            Banking -- 6.6%
     7,000  BankAmerica Corp.                         500,500
     6,000  Cullen/Frost Bankers, Inc.                303,000
     4,500  NationsBank Corp.                         269,437
     9,000  Signet Banking Corp.                      484,313
    10,000  Southtrust Corp.                          480,000
    15,000  Southwest Bancorp of Texas*               450,000
     5,000  U.S. Bancorp                              508,437
     7,000  Washington Mutual Savings Bank            479,062
    15,517  Zions Bancorporation                      603,223
                                                 ------------
                                                    4,077,972
                                                 ------------
            Broadcasting -- 1.2%
    20,500  Tele-Communications, Inc., Liberty
            Media Group, Class A*                     713,656
                                                 ------------
            Business Services -- 1.5%
    18,900  GTECH Holdings Corp.*                     609,525
    13,175  ServiceMaster L.P.                        315,377
                                                 ------------
                                                      924,902
                                                 ------------
            Chemicals -- 2.6%
     7,000  BOX Group PLC, ADR (United
            Kingdom)                                  231,000
    15,000  Dow Chemical Co.                        1,361,250
                                                 ------------
                                                    1,592,250
                                                 ------------
            Computers/Computer Hardware -- 1.3%
     8,200  International Business Machines
            Corp.                                     804,113
                                                 ------------


                       See notes to financial statements.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
            Consumer Products -- 1.7%
    13,550  Philip Morris Companies, Inc.          $    536,919
    16,000  RJR Nabisco Holdings Corp.                  507,000
                                                   ------------
                                                      1,043,919
                                                   ------------
            Diversified -- 1.1%
    30,000  BTR PLC, ADR (United Kingdom)               408,993
    10,000  Canadian Pacific, Ltd.                      298,125
                                                   ------------
                                                        707,118
                                                   ------------
            Entertainment/Leisure -- 1.6%
    21,000  Carnival Corp., Class A                   1,018,500
                                                   ------------
            Financial Services -- 4.0%
     9,500  American Express Co.                        741,000
    27,700  Federal Home Loan Mortgage Corp.          1,049,138
    15,000  Lehman Brothers Holding, Inc.               705,937
                                                   ------------
                                                      2,496,075
                                                   ------------
            Food/Beverage Products -- 1.4%
    16,000  Unilever NV, ADR (Netherlands)              854,000
                                                   ------------
            Health Care/Health Care Services -- 0.3%
     6,000  Tenet Healthcare Corp.*                     183,375
                                                   ------------
            Hotels/Other Lodging -- 0.3%
    13,469  Homestead Village, Inc.*                    215,504
                                                   ------------
            Insurance -- 4.1%
     7,600  Allstate Corp.                              630,325
     1,350  American International Group                137,784
    12,500  Equitable Companies, Inc.                   514,844
     5,000  Loews Corp.                                 558,437
    10,700  Nationwide Financial Services, Inc.,
            Class A                                     325,681
    32,000  Reliance Group Holdings, Inc.               404,000
                                                   ------------
                                                      2,571,071
                                                   ------------
            Metals/Mining -- 1.2%
    10,200  Aluminum Co. of America (ALCOA)             744,600
                                                   ------------


                       See notes to financial statements.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
           Oil & Gas -- 7.8%
    9,348  British Petroleum PLC, ADR
           (United Kingdom)                        $    820,287
   10,000  Elf Aquitaine SA, ADR (France)               617,500
    7,500  ENI SPA, ADR (Italy)                         422,813
   15,500  Enterprise Oil PLC, ADR
           (United Kingdom)                             515,375
   11,000  Exxon Corp.                                  675,813
    7,400  Mobil Corp.                                  538,812
   15,000  Occidental Petroleum Corp.                   418,125
    9,200  Royal Dutch Petroleum Co., New
           York Registered Shares, ADR
           (Netherlands)                                484,150
    7,050  Williams Companies, Inc.                     359,109
                                                   ------------
                                                      4,851,984
                                                   ------------
           Paper/Forest Products -- 0.9%
   12,000  Weyerhaeuser Co.                             573,000
                                                   ------------
           Pharmaceuticals -- 4.0%
    6,000  American Home Products Corp.                 444,750
    6,000  Bristol-Myers Squibb Co.                     526,500
   13,700  Pharmacia & Upjohn, Inc.                     434,975
   12,000  Schering-Plough Corp.                        672,750
    8,000  SmithKline Beecham PLC, ADR
           (United Kingdom)                             381,000
                                                   ------------
                                                      2,459,975
                                                   ------------
           Real Estate Investment Trust -- 14.8%
   19,200  Beacon Properties Corp.                      808,800
   13,000  Boston Properties, Inc.*                     416,000
   12,500  Cali Realty Corp.                            506,250
    9,378  Chateau Properties, Inc.                     278,996
   39,600  Duke Realty Investments, Inc.                891,000
   20,000  Equity Office Properties Trust               611,250
   21,000  Equity Residential Properties Trust        1,060,500
   12,000  FelCor Suite Hotels, Inc.                    439,500
   13,000  Manufactured Home Communities,
           Inc.                                         325,000
   20,000  Patriot American Hospitality, Inc.           660,000


                       See notes to financial statements.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                              Value
------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------
    20,000  Security Capital Group Incorp.,
            Class B*                             $   640,000
    27,272  Security Capital Industrial Trust        669,868
    39,285  Security Capital Pacific Trust           879,002
    13,000  Spieker Properties, Inc.                 508,625
    13,000  Storage USA, Inc.                        493,187
                                                 -----------
                                                   9,187,978
                                                 -----------
            Shipping/Transportation -- 0.7%
     8,000  Canadian Natural Railway Co.
            (Canada)                                 431,500
                                                 -----------
            Telecommunications -- 2.6%
     6,500  Bell Atlantic Corp.                      519,188
    12,000  BellSouth Corp.                          567,750
     4,500  SBC Communications, Inc.                 286,312
     2,700  Telecomunicacoes Brasileiras SA,
            ADR (Brazil)                             274,050
                                                 -----------
                                                   1,647,300
                                                 -----------
            Utilities -- 4.4%
     6,000  Centrais Electricas Brasileiras
            SA-Electrobras, ADR (Brazil)             130,618
    20,000  Companhia Paranaense de Energia-
            Copel, ADR (Brazil)                      246,722
    30,000  Edison International                     768,750
    20,000  FPL Group Inc.                         1,033,750
    30,000  Public Service Co. of New Mexico         583,125
                                                 -----------
                                                   2,762,965
                                                 -----------
            Total Common Stock                    42,449,601
            (Cost $36,628,768)                   -----------

            Warrants --
            -----------
            Financial Services -- 0.0%
     3,338  Security Capital Group, Ser. B,
            $28.00, Expires 09/18/98                  16,062
            (Cost $0)                            -----------



                       See notes to financial statements.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997 (continued)


Shares              Issuer                                 Value
-----------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------
                    Convertible Preferred Stock -- 4.5%
                    -----------------------------------
                    Aerospace -- 0.3%
        3,000       Loral Space & Communications, Inc.,
                    6.00%, 11/01/06#                        $   183,273
                                                            -----------
                    Airlines -- 0.9%
        6,000       Continental Air Finance Trust,
                    8.50%, 12/01/20                             567,342
                                                            -----------
                    Financial Services -- 0.4%
        1,000       Calenergy Capital Trust, 6.25%,
                    03/10/16                                     63,625
        3,500       Golden Books Financial Trust, 8.75%,
                    08/20/16#                                   182,875
                                                            -----------
                                                                246,500
                                                            -----------
                    Insurance -- 1.0%
        8,000       American Bankers Insurance Group,
                    $3.13, 12/31/49, Ser. B                     632,000
                                                            -----------
                    Telecommunications -- 1.9%
        8,500       Viacom International (TCI Pacific),
                    Class A, 5.0%, 7/31/06                    1,184,688
                                                            -----------
                    Total Convertible Preferred Stock         2,813,803
                    (Cost $2,197,260)                       -----------
     Principal
      Amount
       (USD)
                    Convertible Corporate Notes & Bonds -- 5.3%
                    -------------------------------------------
                    Computers/Computer Hardware -- 0.9%
    $ 450,000       Solectron Corp.#, 6.00%, 03/01/06           584,595
                                                            -----------
                    Environmental Service -- 0.6%
      350,000       USA Waste Services Inc., 4.00%,
                    02/01/02                                    373,188
                                                            -----------
                    Health Care/Health Care Services -- 2.0%
      250,000       Alternative Living Services,# 7.00%,
                    06/01/04                                    330,000
                    Assisted Living Concepts,
      600,000        6.00%, 11/01/02                            648,000
      100,000        7.00%, 07/31/05                            273,331
                                                            -----------
                                                              1,251,331
                                                            -----------


                       See notes to financial statements.

Vista Equity Income Fund
Portfolio of Investments October 31, 1997 (continued)


Principal
 Amount
  (USD)      Issuer                                Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
             Retailing -- 1.8%
 $  800,000  Federated Department Stores, 5.00%,
             10/01/03                               $ 1,090,000
                                                    -----------
             Total Convertible Corporate              3,299,114
                                                    -----------
             Notes & Bonds
             (Cost $2,785,915)
             U.S. Treasury Securities -- 9.7%
             --------------------------------
  5,000,000  U.S. Treasury Bond, 7.25%,
             08/15/22                                 5,636,700
    350,000  U.S. Treasury Note, 6.88%,
             05/15/06                                   372,369
                                                    -----------
             Total U.S. Treasury Securities           6,009,069
             (Cost $5,603,222)
---------------------------------------------------------------
             Total Long-Term Investments             54,587,649
             (Cost $47,215,165)
---------------------------------------------------------------
Short-Term Investments -- 12.2%
---------------------------------------------------------------
             U.S. Treasury Securities -- 0.1%
             --------------------------------
     60,000  U.S. Treasury Bill, 5.24%, 11/20/97         59,838
             (Cost $59,838)                         -----------

             Time Deposit -- 12.1%
             ---------------------
  7,494,000  Deutsche Bank AG (United States),
             5.66%, 11/03/97                          7,494,000
             (Cost $7,494,000)
---------------------------------------------------------------
            Total Short-Term Investments             7,553,838
             (Cost $7,553,838)
---------------------------------------------------------------
             Total Investments -- 100.0%            $62,141,487
             (Cost $54,769,003)
---------------------------------------------------------------



                       See notes to financial statements.

Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1997


Shares      Issuer                                Value
----------------------------------------------------------------
Long-Term Investments -- 93.7%
----------------------------------------------------------------
            Common Stock -- 93.7%
            ---------------------
            Advertising -- 3.2%
   41,700   Outdoor Systems, Inc.*                 $  1,282,275
   31,600   Universal Outdoor Holdings, Inc.*         1,335,100
                                                   ------------
                                                      2,617,375
                                                   ------------
            Airlines -- 0.3%
   10,000   Ryanair Holdings PLC, ADR
            (United Kingdom)*                           250,000
                                                   ------------
            Banking -- 1.0%
   15,000   First International Bancorp, Inc.           243,750
   30,000   Prime Bancshares, Texas
            Commerce, Inc.*                             571,875
                                                   ------------
                                                        815,625
                                                   ------------
            Biotechnology -- 1.6%
   21,900   BioReliance Corp.*                          487,275
   47,500   Pharmaceutical Product
            Development, Inc.*                          843,125
                                                   ------------
                                                      1,330,400
                                                   ------------
            Broadcasting -- 1.2%
   14,600   Heftel Broadcasting Corp., Class A*         970,900
                                                   ------------
            Business Services -- 10.6%
   34,100   CORT Business Services Corp.*             1,240,388
   31,000   Diamond Technology Partners Inc.,
            Class A*                                    480,500
   40,000   Hagler Bailly, Inc.*                        810,000
   40,000   Hall Kinion & Associates, Inc.*             625,000
   10,000   Lamalie Associates, Inc.*                   200,000
   47,500   Maximus, Inc.*                            1,330,000
   20,000   National Research Corp.*                    405,000
   32,100   NCO Group, Inc.*                          1,155,600
   37,900   Pierce Leahy Corp.*                       1,061,200
   76,200   PMT Services, Inc.*                       1,228,725
                                                   ------------
                                                      8,536,413
                                                   ------------
            Computer Software -- 8.5%
   40,000   Advantage Learning Systems, Inc.*         1,010,000
   22,500   Aspen Technologies, Inc.*                   846,563
   60,000   AXENT Technologies, Inc.*                 1,402,500


                       See notes to financial statements.

Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
    2,500  Great Plains Software, Inc.*            $     59,688
   33,000  Memco Software Ltd. (Israel)*                833,250
   60,200  New Era of Networks, Inc.*                   752,500
   75,000  TSI International Software Ltd.*             815,625
   30,300  Wind River Systems*                        1,162,763
                                                   ------------
                                                      6,882,889
                                                   ------------
           Computers/Computer Hardware -- 0.6%
   30,000  Box Hill Systems Corp.*                      465,000
                                                   ------------
           Construction -- 0.9%
   30,000  TransCoastal Marine Services, Inc.*          746,250
                                                   ------------
           Construction Materials -- 1.4%
   43,600  Wilmar Industries, Inc.*                   1,144,500
                                                   ------------
           Consumer Products -- 0.8%
   37,500  Carriage Services, Inc., Class A             628,125
                                                   ------------
           Electronics/Electrical Equipment -- 7.6%
   22,700  ANADIGICS, Inc.*                             839,900
   30,200  Credence Systems Corp.                       890,900
   10,000  Galileo Technology Ltd.*                     343,750
   41,600  MRV Communications Inc.*                   1,216,800
   27,200  Sipex Corp.*                                 894,200
   16,500  Veeco Instruments Inc.*                      653,812
   28,800  Waters Corp.*                              1,267,200
                                                   ------------
                                                      6,106,562
                                                   ------------
           Entertainment/Leisure -- 4.1%
   12,000  Anchor Gaming*                               942,000
   28,000  Cinar Films, Inc., Class B*                1,088,500
   30,000  Family Golf Centers, Inc.*                   802,500
   20,000  Silicon Gaming, Inc.*                        335,000
    5,000  Travel Services International, Inc.*         111,875
                                                   ------------
                                                      3,279,875
                                                   ------------
           Environmental Services -- 2.2%
   30,300  Newpark Resources, Inc.*                   1,257,450
   18,000  Superior Services, Inc.*                     481,500
    2,000  Waste Industries, Inc.*                       42,250
                                                   ------------
                                                      1,781,200
                                                   ------------



                       See notes to financial statements.

Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                 Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
            Financial Services -- 1.8%
    43,400  Healthcare Financial Partners, Inc.*    $ 1,497,300
                                                    -----------
            Food/Beverage Services -- 1.4%
    39,400  Fine Host Corp.*                          1,103,200
                                                    -----------
            Health Care/Health Care Services -- 19.3%
    52,200  Alternative Living Services, Inc.*        1,278,900
    49,000  Ameripath, Inc.*                            808,500
    81,100  Assisted Living Concepts*                 1,662,550
    45,000  Cytyc Corp.*                              1,068,750
    38,000  ESC Medical Systems Ltd. (Israel)*        1,491,500
    60,000  Hooper Holmes, Inc.                         885,000
    34,300  National Surgery Centers, Inc.*             857,500
    87,500  Nitinol Medical Technologies*             1,225,000
    25,200  Pediatrix Medical Group, Inc.*            1,064,700

    29,000  Perclose, Inc.*                             710,500
    32,500  PhyCor, Inc.*                               749,531
    27,700  Sunrise Assisted Living, Inc.*            1,028,362
    34,700  Universal Health Services, Inc.,
            Class B*                                  1,528,969
    82,000  Ventana Medical Systems, Inc.*            1,271,000
                                                    -----------
                                                     15,630,762
                                                    -----------
            Insurance -- 5.0%
    59,500  ARM Financial Group Inc., Class A         1,286,687
    80,000  Penn-America Group, Inc.*                 1,475,000
    42,200  Triad Guaranty, Inc.*                     1,244,900
                                                    -----------
                                                      4,006,587
                                                    -----------
            Machinery & Engineering Equipment -- 1.3%
    38,200  Rental Service Corp.*                     1,021,850
                                                    -----------
            Multi-Media -- 1.4%
    20,000  Chancelor Media Corp.*                    1,097,500
                                                    -----------
            Oil & Gas -- 2.4%
     8,000  Friede Goldman International Inc.           318,500
    12,500  Nuevo Energy Co.*                           517,969
    25,000  UTI Energy Corp.*                         1,115,625
                                                    -----------
                                                      1,952,094
                                                    -----------
            Oil & Gas Machinery -- 0.4%
    10,000  Dril-Quip, Inc.*                            358,750
                                                    -----------


                       See notes to financial statements.

Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
            Pharmaceuticals -- 1.5%
    32,800  Parexel International Corp.*           $ 1,184,900
                                                   -----------
            Real Estate Investment Trust -- 0.7%
    15,000  LaSalle Partners, Inc.*                    548,437
                                                   -----------
            Retailing -- 5.2%
    45,000  Hollywood Entertainment Corp.              551,250
    49,800  Petco Animal Supplies, Inc.*             1,531,350
    15,400  Quality Food Centers, Inc.*                733,425
    25,000  White Cap Industries, Inc.*                475,000
    26,000  Wild Oats Markets, Inc.*                   916,500
                                                   -----------
                                                     4,207,525
                                                   -----------
            Shipping/Transportation -- 4.2%
    42,500  Coach USA, Inc.*                         1,264,375
    20,000  C.H. Robinson Worldwide, Inc.*             440,000
    30,000  Hub Group, Inc., Class A*                  915,000
    70,000  Trailer Bridge, Inc.*                      805,000
                                                   -----------
                                                     3,424,375
                                                   -----------
            Telecommunications -- 2.0%
    20,600  Aspect Telecommunications Corp.*           494,400
    50,000  Corsair Communications, Inc.*            1,162,500
                                                   -----------
                                                     1,656,900
                                                   -----------
            Wholesaling -- 3.1%
   129,000  Suburban Ostomy Supply Co.*              1,402,875
    34,100  US Office Products Co.*                  1,065,625
                                                   -----------
                                                     2,468,500
                                                   -----------
            Total Common Stock                      75,713,794
            (Cost $66,851,374)                     -----------



                       See notes to financial statements.

Vista Small Cap Opportunities Fund
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount
   (USD)      Issuer                             Value
-------------------------------------------------------------
Short-Term Investments -- 5.1%
-------------------------------------------------------------
              Time Deposit -- 5.1%
              --------------------
  $4,094,000  Deutsche Bank AG (United States),
                5.66%, 11/03/97                   $ 4,094,000
              (Cost $4,094,000)
-------------------------------------------------------------
              Total Investments -- 98.8%          $79,807,794
              (Cost $70,945,374)
-------------------------------------------------------------


Index

* -- Non income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depository Receipt.


                       See notes to financial statements.

Vista Mutual Funds
Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------

                                          Vista             Vista            Vista          Vista
                                         Growth &          Capital          Equity        Small Cap
                                          Income           Growth           Income      Opportunities
                                           Fund             Fund             Fund           Fund
                                      ---------------- ------------------ ------------- --------------
ASSETS:
  Investments, at value (Note 1)      $2,510,796,282    $1,315,472,847    $62,141,487    $79,807,794
  Cash ..............................             --                --             --            825
  Receivables:
   Investment securities sold  ......             --                --        272,776             --
   Interest and dividends   .........             --                --        200,806            643
   Fund shares sold   ...............      2,312,276         1,823,009        327,563      2,117,576
  Other assets  .....................         43,168            66,592            395         85,944
                                      --------------   ---------------    -----------   ------------
     Total assets  ..................  2,513,151,726     1,317,362,448     62,943,027     82,012,782
                                      --------------   ---------------    -----------   ------------
LIABILITIES:
  Payable for investment
   securities purchased  ............             --                --        470,611        955,750
  Payable for Fund shares
   redeemed  ........................      2,343,973         2,385,584         14,493         89,456
  Payable to custodian   ............             --                --         87,513             --
  Dividends payable   ...............         36,525                --            395             --
  Accrued liabilities: (Note 2)
   Administration fees   ............        222,459           127,513          7,556          9,625
   Distribution fees  ...............        655,682           470,657         18,793         30,193
   Investment advisory fees .........             --                --         20,149         12,833
   Shareholder servicing fees  ......        556,139           290,787         12,593          7,777
   Custodian ........................             --                --         13,398         34,533
   Other  ...........................      1,163,191           838,985        125,910         95,362
                                      --------------   ---------------    -----------   ------------
     Total Liabilities   ............      4,977,969         4,113,526        771,411      1,235,529
                                      --------------   ---------------    -----------   ------------
NET ASSETS:
  Paid in capital  ..................  1,582,032,956       850,499,727     50,320,324     72,585,777
  Accumulated undistributed net
   investment income (loss) .........        820,439           (21,521)       187,870             --
  Accumulated undistributed net
   realized gain (loss) on
   investment transactions  .........    350,381,838       138,711,002      4,290,938       (670,944)
  Net unrealized appreciation of
   investments and futures  .........    574,938,524       324,059,714      7,372,484      8,862,420
                                      --------------   ---------------    -----------   ------------
  Net Assets:   ..................... $2,508,173,757    $1,313,248,922    $62,171,616    $80,777,253
                                      ==============   ===============    ===========   ============
   Class A Shares  .................. $1,496,738,066    $  839,354,531    $47,372,587    $42,634,852
   Class B Shares  .................. $  489,099,853    $  421,644,825    $14,799,029    $38,142,401
   Institutional Shares  ............ $  522,335,838    $   52,249,566             --             --
Shares of beneficial interest
 outstanding ($.001 par value;
 unlimited number of shares
 authorized):
   Class A Shares  ..................     32,388,511        17,951,115      2,463,933      3,078,320
   Class B Shares  ..................     10,641,792         9,144,705        775,416      2,761,581
   Institutional Shares  ............     11,269,117         1,113,964             --             --
Class A Shares:
  Net asset value and redemption
   price per share*   ............... $        46.21    $        46.76    $     19.32    $     13.85
  Maximum offering price per
   share (net asset value per
   share/95.25%)   .................. $        48.51    $        49.09    $     20.19    $     14.54
Class B Shares:
  Net asset value and offering
   and redemption price per
   share* ........................... $        45.96    $        46.11    $     19.09    $     13.81
Institutional Shares:
  Net asset value, offering and
   redemption price per share*       .$        46.35    $        46.90             --             --
                                      ==============   ===============    ===========   ============
  Cost of Investments ...............                                     $54,769,003    $70,945,374
                                                                          ===========   ============

--------------
* Net assets/shares outstanding


                       See notes to financial statements.

Vista Mutual Funds
Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------

                                              Vista           Vista           Vista          Vista
                                             Growth &        Capital         Equity        Small Cap
                                              Income          Growth         Income      Opportunities
                                               Fund            Fund           Fund           Fund*
                                           --------------- --------------- ------------- --------------
INVESTMENT INCOME:
  Dividends ..............................            --               --    $  777,193   $    2,882
  Interest  ..............................            --               --       369,239       57,428
  Investment income from Portfolio  ......  $ 49,013,827     $ 15,857,294            --           --
  Foreign taxes withheld   ...............      (216,159)        (315,234)      (11,653)          --
  Expenses from Portfolio  ...............   (10,997,692)      (5,962,726)           --           --
                                             ------------    ------------  ------------- -----------
   Total investment income ...............    37,799,976        9,579,334     1,134,779       60,310
                                             ------------    ------------  ------------- -----------
EXPENSES: (Note 2)
  Administration fees   ..................     2,338,029        1,239,727        53,892       28,360
  Distribution fees  .....................     7,022,351        4,915,663       124,250       87,414
  Investment Advisory fees ...............            --               --       142,666      123,519
  Custody fees ...........................            --               --        38,856       34,533
  Shareholder servicing fees  ............     5,845,072        3,099,317        84,582       47,149
  Printing and postage  ..................       155,289           99,999         5,329        6,028
  Professional fees  .....................       125,453           85,361        26,121       27,533
  Registration costs .....................         2,521            2,521        44,343       41,671
  Transfer agent fees   ..................     3,441,739        2,468,611       109,298       73,139
  Trustees fees and expenses  ............        46,761           24,794         1,796          943
  Other  .................................       265,638           74,929         9,346       21,429
                                           --------------  --------------  ------------- -----------
    Total expenses   .....................    19,242,853       12,010,922       640,479      491,718
                                           --------------  --------------  ------------- -----------

Less amounts waived  .....................            --              --         59,208      148,954
                                           --------------  --------------  ------------- -----------
  Net Expenses ...........................    19,242,853       12,010,922       581,271      342,764
                                           --------------  --------------  ------------- -----------
  Net investment income (loss)   .........    18,557,123       (2,431,588)      553,508     (282,454)
                                           --------------  --------------  ------------- -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments  ...........................   341,373,700      141,820,003     4,368,696     (670,944)
  Futures transactions  ..................     9,130,840               --       (62,983)          --
  Change in net unrealized
   appreciation on
   investments and futures
   transactions   ........................   215,670,013      146,710,037     4,681,346    8,862,420
                                           --------------  --------------  ------------- -----------
  Net realized and unrealized gain on
   investments and futures
   transactions   ........................   566,174,553      288,530,040     8,987,059    8,191,476
                                           --------------  --------------  ------------- -----------
  Net increase in net assets from
   operations  ...........................  $584,731,676     $286,098,452    $9,540,567   $7,909,022
                                           ==============  ==============  ============= ===========

--------------
* Fund commenced operations 5/19/97.

                       See notes to financial statements.

Vista Mutual Funds
Statement of Changes in Net Assets Years Ended October 31
--------------------------------------------------------------------------------

                                                                 Vista Growth &                        Vista Capital
                                                                     Income                               Growth
                                                                      Fund                                 Fund
                                                       ----------------------------------- -------------------------------------
                                                            1997              1996               1997               1996
                                                       ----------------- ----------------- ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ........................  $   18,557,123    $   26,779,537    $   (2,431,588)    $    1,701,257
 Net realized gain (loss) on investments and futures
  transactions .......................................     350,504,540       159,662,609       141,820,003        132,727,253
 Change in net unrealized appreciation on investments
  and futures  .......................................     215,670,013       154,859,839       146,710,037         71,516,843
                                                        --------------    --------------    --------------     --------------
 Increase in net assets from operations   ............     584,731,676       341,301,985       286,098,452        205,945,353
                                                        --------------    --------------    --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note 1):
 Net investment income  ..............................     (19,159,664)      (27,278,466)               --         (2,370,914)
 Net realized gain on investment transactions   ......    (157,923,667)      (90,504,699)     (132,881,092)       (37,648,366)
                                                        --------------    --------------    --------------     --------------
  Total dividends and distributions ..................    (177,083,331)     (117,783,165)     (132,881,092)       (40,019,280)
                                                        --------------    --------------    --------------     --------------
 Increase (decrease) from capital share transactions
  (Note 5)  ..........................................     111,162,161       (29,330,249)       26,775,600        (40,621,092)
                                                        --------------    --------------    --------------     --------------
  Total increase in net assets   .....................     518,810,506       194,188,571       179,992,960        125,304,981
NET ASSETS:
 Beginning of period .................................   1,989,363,251     1,795,174,680     1,133,255,962      1,007,950,981
                                                        --------------    --------------    --------------     --------------
 End of period .......................................  $2,508,173,757    $1,989,363,251    $1,313,248,922     $1,133,255,962
                                                        ==============    ==============    ==============     ==============
Undistributed net investment income ..................  $      820,439    $    1,422,980    $      (21,521)    $       (9,884)
                                                        --------------    --------------    --------------     --------------

                                                                    Vista                  Vista
                                                                   Equity                Small Cap
                                                                   Income              Opportunities
                                                                    Fund                   Fund*
                                                       ------------------------------- --------------
                                                           1997            1996            1997
                                                       --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss) ........................  $    553,508    $    329,159     $  (282,454)
 Net realized gain (loss) on investments and futures
  transactions .......................................     4,305,713       1,828,111        (670,944)
 Change in net unrealized appreciation on investments
  and futures  .......................................     4,681,346       1,356,617       8,862,420
                                                        ------------    ------------     -----------
 Increase in net assets from operations   ............     9,540,567       3,513,887       7,909,022
                                                        ------------    ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note 1):
 Net investment income  ..............................      (408,650)       (305,452)             --
 Net realized gain on investment transactions   ......    (1,849,469)       (736,935)             --
                                                        ------------    ------------   -------------
  Total dividends and distributions ..................    (2,258,119)     (1,042,387)             --
                                                        ------------    ------------   -------------
 Increase (decrease) from capital share transactions
  (Note 5)  ..........................................    36,836,769       3,843,734      72,868,231
                                                        ------------    ------------   -------------
  Total increase in net assets   .....................    44,119,217       6,315,234      80,777,253
NET ASSETS:
 Beginning of period .................................    18,052,399      11,737,165              --
                                                        ------------    ------------   -------------
 End of period .......................................  $ 62,171,616    $ 18,052,399     $80,777,253
                                                        ============    ============   =============
Undistributed net investment income ..................  $    187,870    $     50,342     $        --
                                                        ------------    ------------   -------------

-------
* Fund commenced operations 5/19/97.

                       See notes to financial statements.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Growth and Income Fund ("VGIF"), Vista Capital Growth Fund ("VCGF"), Vista Equity Income Fund ("VEIF") and Vista Small Cap Opportunities Fund ("VSCOF") collectively, the "Funds", are separate series of The Trust. The Funds offer various classes of shares as follows:


Fund      Classes Offered
-------   --------------------------------
VGIF      Class A, Class B, Institutional
VCGF      Class A, Class B, Institutional
VEIF      Class A, Class B
VSCOF     Class A, Class B


Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. VGIF and VCGF

   Effective November 29, 1993, VGIF and VCGF adopted the Master Feeder Fund structure through the contribution of their investment assets to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. VGIF and VCGF seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of October 31, 1997 VGIF and VCGF owned 94.27% and 99.99% of the net assets of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- VGIF and VCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- VGIF and VCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

   B. VSCOF and VEIF

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of the valuations supplied by pricing services or by matrix pricing systems of a major dealer in

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

       bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of long futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

       The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. As of October 31, 1997 the funds had no outstanding futures contracts.

       4. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The VSCOF writes options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of October 31, 1997 the Funds had no outstanding written options.

       5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

       Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, each Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the funds are as follows: VGIF paid in capital was increased by $101,014 and accumulated undistributed net realized gain was decreased by $101,014; VCGF paid in capital was decreased by $12,124, accumulated undistributed net investment loss was reduced by $6,022,228 and undistributed net realized gain was decreased by $6,010,104; VEIF accumulated undistributed net investment income was decreased by $7,330 and undistributed net realized gain/loss was increased by $7,332; VSCOF paid in capital was decreased by $282,454 and accumulated undistributed net realized gain/loss was increased by $282,454. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Advisor") acts as the Investment Advisor to the VSCOF and VEIF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% for VSCOF and 0.40% for VEIF of the average daily net assets. The Advisor, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of VEIF and 0.30% of VSCOF's average daily net assets.

   B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the funds. For the year ended October 31, 1997, Chase's Shareholder Servicing charges amounted to: VGIF: $5,018,073, VCGF: $2,277,575, VSCOF: $19,553, and VEIF: $34,428.

   The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

   C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

   The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the VGIF, VCGF, VSCOF and VEIF in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund with the exception of VGIF and VCGF which pay 0.20% for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

   Under Class A Distribution Plans for VGIF and VCGF, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. The maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

   The Distributor voluntarily waived all or a portion of distribution fees and sub-administration fees as outlined in Note 2.E. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VSCOF and VEIF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VGIF and VCGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

   E. Waivers of fees -- For the year ended October 31, 1997, the Administrator and Distributor, Investment Adviser, Shareholder Servicing Agent, and Sub-Administrator voluntarily waived fees for each of the Funds as follows:

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

Fee                                 VEIF        VSCOF
--------------------------------   ---------   ---------
   Administration   ............    $ 1,560     $ 11,674
   Investment Advisory .........     14,010      110,695
   Shareholder servicing  ......     43,638       26,585
                                    -------     --------
    Total  .....................    $59,208     $148,954
                                    =======     ========

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for VSCOF and VEIF. Compensation for such services is presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                                   VEIF           VSCOF*
                                                -------------   ------------
Purchases (excluding U.S. Government)  ......    $48,878,379    $70,025,718
Sales (excluding U.S. Government)   .........     24,584,302      2,503,400
Purchases of U.S. Government  ...............      5,253,750     --
Sales of U.S. Government   ..................        364,810     --

--------------
*Fund commenced operations May 19, 1997.



4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1997 are as follows.

                                           VEIF              VSCOF
                                        ---------------   ---------------
Aggregate cost  .....................    $54,769,003       $ 70,945,374
                                         -----------       ------------
Gross unrealized appreciation  ......      8,294,874         11,177,305
Gross unrealized depreciation  ......       (922,390)        (2,314,885)
                                         -----------       ------------
Net unrealized appreciation .........    $ 7,372,484       $  8,862,420
                                         ===========       ============

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                 Vista Growth and Income Fund
                          ---------------------------------------------------------------------------
                                       Year Ended                             Year Ended
                                    October 31, 1997                       October 31, 1996
                          ------------------------------------   ------------------------------------
                              Amount             Shares              Amount             Shares
                          -----------------   ----------------   -----------------   ----------------
           Class A
Shares sold   .........    $  227,685,739         5,475,599       $  306,503,072         8,420,913
Shares issued in
  reinvestment of
  distributions  ......       129,043,670         3,389,044           92,236,921         2,484,259
Shares redeemed  ......      (685,048,191)      (17,046,486)        (513,091,350)      (13,861,216)
                           --------------       -----------       --------------       -----------
Net increase (decrease)
  in Trust shares
  outstanding .........    $ (328,318,782)       (8,181,843)      $ (114,351,357)       (2,956,044)
                           ==============       ===========       ==============       ===========

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

                                               Vista Growth and Income Fund
                          -----------------------------------------------------------------------
                                      Year Ended                           Year Ended
                                   October 31, 1997                     October 31, 1996
                          ----------------------------------   ----------------------------------
                             Amount            Shares             Amount            Shares
                          ----------------   ---------------   ----------------   ---------------
           Class B
Shares sold   .........    $  72,705,744        1,733,138       $  79,219,484        2,192,200
Shares issued in
  reinvestment of
  distributions  ......       30,201,645          801,403          16,665,854          458,019
Shares redeemed  ......      (58,550,825)      (1,388,230)        (37,163,821)      (1,018,127)
                           -------------       ----------       -------------       ----------
Net increase (decrease)
  in Trust shares
  outstanding .........    $  44,356,564        1,146,311       $  58,721,517        1,632,092
                           =============       ==========       =============       ==========


                                            Vista Growth and Income Fund
                          -----------------------------------------------------------------
                                                                       01/25/96*
                                    Year Ended                          Through
                                 October 31, 1997                  October 31, 1996
                          -------------------------------   -------------------------------
                             Amount            Shares         Amount           Shares
                          ----------------   ------------   ---------------   -------------
  Institutional Shares
Shares sold   .........    $ 422,932,946     11,192,183      $ 33,434,619      905,660
Shares issued in
  reinvestment of
  distributions  ......        5,964,007       145,389            332,694        8,842
Shares redeemed  ......      (33,772,574)     (781,013)        (7,467,722)    (201,945)
                           -------------     ----------      ------------     --------
Net increase (decrease)
  in Trust shares
  outstanding .........    $ 395,124,379     10,556,559      $ 26,299,591      712,557
                           =============     ==========      ============     ========

                                               Vista Capital Growth Fund
                        -----------------------------------------------------------------------
                                    Year Ended                          Year Ended
                                 October 31, 1997                    October 31, 1996
                        ---------------------------------- ------------------------------------
                           Amount            Shares            Amount             Shares
                        ----------------- ---------------- ------------------- ----------------
           Class A
Shares sold   .........  $  791,649,767      18,969,340     $  1,071,881,119      28,226,297
Shares issued in
  reinvestment of
  distributions  ......      82,591,535       2,084,634           28,044,019         781,770
Shares redeemed  ......    (902,994,337)    (21,565,852)      (1,195,855,101)    (31,513,482)
                         --------------     -----------     ----------------     -----------
Net increase (decrease)
  in Trust shares
  outstanding .........  $  (28,753,035)       (511,878)    $    (95,929,963)     (2,505,415)
                         ==============     ===========     ================     ===========

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

                                                 Vista Capital Growth Fund
                          -----------------------------------------------------------------------
                                      Year Ended                           Year Ended
                                   October 31, 1997                     October 31, 1996
                          ----------------------------------   ----------------------------------
                             Amount            Shares             Amount            Shares
                          ----------------   ---------------   ----------------   ---------------
           Class B
Shares sold   .........    $  73,425,620        1,775,731       $  77,108,472        2,040,428
Shares issued in
  reinvestment of
  distributions  ......       38,681,174          987,096           9,795,148          275,885
Shares redeemed  ......      (71,081,380)      (1,717,714)        (59,845,813)      (1,574,692)
                           -------------       ----------       -------------       ----------
Net increase (decrease)
  in Trust shares
  outstanding .........    $  41,025,414        1,045,113       $  27,057,807          741,621
                           =============       ==========       =============       ==========


                                              Vista Capital Growth Fund
                          ------------------------------------------------------------------
                                                                        01/25/96*
                                     Year Ended                          Through
                                  October 31, 1997                  October 31, 1996
                          --------------------------------   -------------------------------
                             Amount           Shares           Amount           Shares
                          ----------------   -------------   ---------------   -------------
  Institutional Shares

Shares sold   .........    $  25,872,504      619,791         $ 32,122,751      857,195
Shares issued in
  reinvestment of
  distributions  ......        4,367,828      110,013               85,889        2,222
Shares redeemed  ......      (15,737,111)    (373,095)          (3,957,576)    (101,705)
                           -------------     --------         ------------     --------
Net increase (decrease)
  in Trust shares
  outstanding .........    $  14,503,221      356,709         $ 28,251,064      757,712
                           =============     ========         ============     ========

                                              Vista Equity Income Fund
                          -----------------------------------------------------------------
                                    Year Ended                        Year Ended
                                 October 31, 1997                  October 31, 1996
                          -------------------------------   -------------------------------
                            Amount           Shares           Amount           Shares
                          ---------------   -------------   ---------------   -------------
           Class A
Shares sold   .........    $ 26,803,768      1,501,526       $  5,415,420      357,907
Shares issued in
  reinvestment of
  distributions  ......       1,906,482        122,039            878,167       63,521
Shares redeemed  ......      (4,432,663)      (255,045)        (2,986,103)    (202,972)
                           ------------      ---------       ------------     --------
Net increase (decrease)
  in Trust shares
  outstanding .........    $ 24,277,587      1,368,520       $  3,307,484      218,456
                           ============      =========       ============     ========

Vista Mutual Funds
Notes to Financial Statements October 31, 1997 (continued)
--------------------------------------------------------------------------------

                                          Vista Equity Income Fund
                          ---------------------------------------------------------
                                                                  05/07/96*
                                    Year Ended                     Through
                                 October 31, 1997              October 31, 1996
                          ------------------------------   ------------------------
                            Amount           Shares         Amount        Shares
                          ---------------   ------------   ------------   ---------
           Class B
Shares sold   .........    $13,283,431      780,048         $ 546,464      35,836
Shares issued in
  reinvestment of
  distributions  ......        129,708        8,101             1,831         120
Shares redeemed  ......       (853,957)     (47,203)          (12,045)       (792)
                           -----------      -------         ---------      ------
Net increase (decrease)
  in Trust shares
  outstanding .........    $12,559,182      740,946         $ 536,250      35,164
                           ===========      =======         =========      ======


                                          Vista Small Cap Opportunities
                                                        Fund
                                          -------------------------------
                                                 5/19/97** Through
                                                 October 31, 1997
                                          -------------------------------
                                            Amount           Shares
                Class A                   ---------------   -------------
Shares sold ...........................   $40,269,785        3,270,589
Shares issued in reinvestment of
  distributions   .....................    --                --
Shares redeemed   .....................    (2,618,211)        (192,269)
                                          -----------       ----------
Net increase (decrease) in Trust shares
  outstanding  ........................   $37,651,574        3,078,320
                                          ===========       ==========

                                          Vista Small Cap Opportunities
                                                       Fund
                                          ------------------------------
                                                5/19/97** Through
                                                 October 31, 1997
                                          ------------------------------
                                            Amount           Shares
                Class B                   ---------------   ------------
Shares sold ...........................   $36,272,912        2,840,285
Shares issued in reinvestment of
  distributions   .....................    --                --
Shares redeemed   .....................    (1,056,255)         (78,704)
                                          -----------       ----------
Net increase (decrease) in Trust shares
  outstanding  ........................   $35,216,657        2,761,581
                                          ===========       ==========

--------------
 *Commencement of offering class of shares.
**Fund commenced operations.

6. Retirement Plan -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:


                             Accrued
                Pension      Pension
               Expenses     Liability
               ----------   ----------
VGIF  ......     $20,528      $64,467
VCGF  ......      11,638       33,216
VEIF  ......         395        2,448

Vista Mutual Funds
Financial Highlights throughout each period indicated
--------------------------------------------------------------------------------

                                                                  Vista Growth & Income Fund
                                           -------------------------------------------------------------------------
                                                                            Class A
                                           -------------------------------------------------------------------------
                                                                          Year Ended
                                           -------------------------------------------------------------------------
                                             10/31/97       10/31/96       10/31/95       10/31/94      10/31/93
                                           -------------- -------------- -------------- -------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ...  $    39.21     $    34.96    $    30.26     $    30.99      $   26.60
                                            ----------     ----------    ----------     ----------      ---------
Income From Investment Operations:
 Net Investment Income  ..................       0.347@         0.599         0.614          0.466          0.341
 Net Gains or Losses in Securities
  (both realized and unrealized) .........      10.180          5.960         4.710        ( 0.429)         5.007
                                            ----------     ----------    ----------     ----------      ---------
 Total from Investment Operations   ......      10.527          6.559         5.324          0.037          5.348
                                            ----------     ----------    ----------     ----------      ---------
Less Distributions:
Dividends from Net Investment Income   ...       0.379          0.549         0.621          0.422          0.338
Distributions from Capital Gains .........       3.150          1.762            --          0.345          0.620
                                            ----------     ----------   -----------     ----------      ---------
Total Distributions  .....................       3.529          2.311         0.621          0.767          0.958
                                            ----------     ----------   -----------     ----------      ---------
Net Asset Value, End of Period   .........  $    46.21     $    39.21    $    34.96     $    30.26      $   30.99
                                            ==========     ==========    ==========     ==========      =========
Total Return (1)  ........................       28.84%         19.60%        17.79%          0.15%         20.47%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $1,496,738     $1,590,893    $1,521,489     $1,413,899      $ 949,465
 Ratio of Expenses to Average Net
  Assets #  ..............................        1.27%          1.32%         1.43%          1.40%          1.39%
 Ratio of Net Investment Income to
  Average Net Assets #  ..................        0.82%          1.46%         1.93%          1.60%          1.07%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average
  Net Assets # ...........................        1.27%          1.32%         1.45%          1.40%          1.39%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses #   ...........................        0.82%          1.46%         1.91%          1.60%          1.07%
Portfolio Turnover Rate ..................                                                                     41%


                                                                   Class B                            Institutional Shares
                                           ------------------------------------------------------- ---------------------------
                                                          Year Ended
                                           ----------------------------------------- 11/04/93*       Year        01/25/96**
                                                                                      Through        Ended        Through
                                            10/31/97      10/31/96      10/31/95      10/31/94      10/31/97      10/31/96
                                           ------------- ------------- ------------- ------------- ------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ...  $   39.02     $   34.81     $  30.12      $   30.39     $   39.26      $ 34.80
                                            ----------    ----------   ----------     ----------    ----------     --------
Income From Investment Operations:
 Net Investment Income  ..................      0.132@        0.366        0.463          0.336         0.518@       0.467
 Net Gains or Losses in Securities
  (both realized and unrealized) .........     10.130         5.984        4.700          0.109        10.200        4.459
                                            ----------    ----------   ----------     ----------    ----------     --------
 Total from Investment Operations   ......     10.262         6.350        5.163          0.445        10.718        4.926
                                            ----------    ----------   ----------     ----------    ----------     --------
Less Distributions:
Dividends from Net Investment Income   ...      0.173         0.379        0.470          0.370         0.483        0.471
Distributions from Capital Gains .........      3.150         1.762           --          0.345         3.150           --
                                            ----------    ----------   ----------     ----------    ----------     --------
Total Distributions  .....................      3.323         2.141        0.470          0.715         3.633        0.471
                                            ----------    ----------   ----------     ----------    ----------     --------
Net Asset Value, End of Period   .........  $   45.96     $   39.02     $  34.81      $   30.12     $   46.35      $ 39.26
                                            ==========    ==========   ==========     ==========    ==========     ========
Total Return (1)  ........................      28.20%        19.02%       17.21%          1.55%        29.37%       13.39%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $ 489,100     $ 370,496     $273,685      $ 160,375     $ 522,336      $27,974
 Ratio of Expenses to Average Net
  Assets #  ..............................       1.77%         1.81%        1.93%          1.89%         0.86%        1.24%
 Ratio of Net Investment Income to
  Average Net Assets #  ..................       0.31%         0.95%        1.38%          1.21%         1.21%        1.73%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average
  Net Assets # ...........................       1.77%         1.81%        1.94%          1.89%         0.86%        1.24%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses #   ...........................       0.31%         0.95%        1.37%          1.21%         1.21%        1.73%
Portfolio Turnover Rate ..................

-------
 *  Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. @ Calculated based upon average shares outstanding.

                       See notes to financial statements.

Vista Mutual Funds
Financial Highlights throughout each period indicated
-------------------------------------------------------------------------------

                                                                  Vista Capital Growth Fund
                                           -----------------------------------------------------------------------
                                                                           Class A
                                           -----------------------------------------------------------------------
                                                                         Year Ended
                                           -----------------------------------------------------------------------
                                            10/31/97        10/31/96      10/31/95      10/31/94      10/31/93
                                           --------------- ------------- ------------- ------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ...  $    41.60      $   35.65     $   32.17     $   32.01     $   25.12
                                            ----------      ---------     ---------     ---------     ---------
Income From Investment Operations:
 Net Investment Income  ..................      (0.022)@        0.147         0.189         0.099@        0.064
 Net Gains or Losses in Securities
  (both realized and unrealized) .........      10.130          7.270         4.160         0.719         7.173
                                            -----------     ----------    ----------    ----------    ----------
 Total from Investment Operations   ......      10.108          7.417         4.349         0.818         7.237
                                            -----------     ----------    ----------    ----------    ----------
Less Distributions:
Dividends from Net Investment Income   ...       0.144          0.117         0.189         0.027         0.093
Distributions from Capital Gains .........       4.800          1.355         0.676         0.631         0.257
                                            -----------     ----------    ----------    ----------    ----------
Total Distributions  .....................       4.944          1.472         0.865         0.658         0.350
                                            -----------     ----------    ----------    ----------    ----------
Net Asset Value, End of Period   .........  $    46.76      $   41.60     $   35.65     $   32.17     $   32.01
                                            ===========     ==========    ==========    ==========    ==========
Total Return (1)  ........................       26.47%         21.48%        13.89%         2.62%        29.06%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $  839,354      $ 767,998     $ 747,575     $ 549,411     $ 225,235
 Ratio of Expenses to Average Net
  Assets #  ..............................        1.31%          1.37%         1.51%         1.49%         1.49%
 Ratio of Net Investment Income to
  Average Net Assets #  ..................      ( 0.05%)         0.39%         0.54%         0.33%         0.12%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average
  Net Assets # ...........................        1.31%          1.37%         1.53%         1.50%         1.49%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses #   ...........................      ( 0.05%)         0.39%         0.52%         0.32%         0.12%
Portfolio Turnover Rate ..................                                                                   43%

                                                                    Class B                              Institutional Shares
                                           ---------------------------------------------------------- ---------------------------
                                                            Year Ended
                                           --------------------------------------------  11/04/93*      Year        01/25/96**
                                                                                         Through       Ended         Through
                                            10/31/97        10/31/96       10/31/95      10/31/94     10/31/97       10/31/96
                                           --------------- -------------- ------------- ------------- ------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ...  $    41.21     $  35.39        $   32.03     $   31.38    $   41.65      $ 35.26
                                            -----------    ---------       ----------    ----------   ----------     --------
Income From Investment Operations:
 Net Investment Income  ..................      (0.236)@    ( 0.076)           0.044         0.011@       0.133@       0.172
 Net Gains or Losses in Securities
  (both realized and unrealized) .........      10.010        7.246            4.100         1.296       10.164        6.336
                                            -----------    ---------       ----------    ----------   ----------     --------
 Total from Investment Operations   ......       9.774        7.170            4.144         1.307       10.297        6.508
                                            -----------    ---------       ----------    ----------   ----------     --------
Less Distributions:
Dividends from Net Investment Income   ...       0.078           --            0.111         0.026        0.248        0.122
Distributions from Capital Gains .........       4.800        1.355            0.676         0.631        4.800           --
                                            -----------    ---------       ----------    ----------   ----------     --------
Total Distributions  .....................       4.878        1.355            0.787         0.657        5.048        0.122
                                            -----------    ---------       ----------    ----------   ----------     --------
Net Asset Value, End of Period   .........  $    46.11     $  41.21        $   35.39     $   32.03    $   46.90      $ 41.65
                                            ===========    =========       ==========    ==========   ==========     ========
Total Return (1)  ........................       25.85%       20.88%           13.34%         4.19%       26.98%       18.13%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)    $  421,645     $333,703        $ 260,376     $ 124,223    $  52,250      $31,556
 Ratio of Expenses to Average Net
  Assets #  ..............................        1.81%        1.87%            2.01%         2.00%        0.91%        1.25%
 Ratio of Net Investment Income to
  Average Net Assets #  ..................       (0.56%)      (0.21%)           0.02%        (0.09%)       0.31%        0.81%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average
  Net Assets # ...........................        1.81%        1.87%            2.02%         2.02%        0.92%        1.25%
 Ratio of Net Investment Income
  Without Waivers and Assumptions of
  Expenses #   ...........................       (0.56%)      (0.21%)           0.01%        (0.11%)       0.31%        0.81%
Portfolio Turnover Rate ..................

-------
 *  Commencement of offering of class of shares.
 #  Short periods have been annualized.
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

Vista Mutual Funds
Financial Highlights throughout each period indicated
-------------------------------------------------------------------------------

                                                                          Vista Equity Income Fund
                                                   ----------------------------------------------------------------------
                                                                                  Class A
                                                   ----------------------------------------------------------------------
                                                                          Year Ended
                                                   -------------------------------------------------------- 07/15/92*
                                                                                                             Through
                                                   10/31/97      10/31/96      10/31/95       10/31/94       10/31/93
                                                   ------------- ------------- ------------- -------------- -------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  ............  $   15.98      $  13.39     $ 12.12        $ 13.84       $ 13.14
                                                    ---------     ---------     -------        -------       --------
Income From Investment Operations:
 Net Investment Income ...........................      0.260         0.348       0.347          0.290         0.078
 Net Gains or Losses in Securities
  (both realized and unrealized)   ...............      4.709         3.434       1.698         (0.477)        0.700
                                                    ---------     ---------     -------        -------       --------
 Total from Investment Operations  ...............      4.969         3.782       2.045         (0.187)        0.778
                                                    ---------     ---------     -------        -------       --------
Less Distributions:
Dividends from Net Investment Income  ............      0.228         0.329       0.366          0.258         0.078
Distributions from Capital Gains   ...............      1.490         0.863       0.410          1.275            --
                                                    ---------     ---------     -------        -------       --------
  Total Distributions  ...........................      1.718         1.192       0.776          1.533         0.078
                                                    ---------     ---------     -------        -------       --------
Net Asset Value, End of Period  ..................  $   19.23      $  15.98     $ 13.39        $ 12.12       $ 13.84
                                                    =========     =========     =======        =======       ========
Total Return (1) .................................      33.66%        29.79%      17.97%         (1.35%)        5.91%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .........  $  47,373      $ 17,493     $11,737        $11,409       $15,321
 Ratio of Expenses to Average Net Assets #  ......       1.50%         1.50%       1.50%          1.50%         1.50%
 Ratio of Net Investment Income to Average
  Net Assets #   .................................       1.65%         2.41%       2.81%          2.31%         1.72%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average Net Assets #         1.70%         2.32%       2.19%          2.02%         2.40%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses # ..................       1.45%         1.59%       2.12%          1.79%         0.82%
Portfolio Turnover Rate   ........................         75%          114%         91%            75%           54%
Average Commission Rate Paid per share   .........  $  0.0599      $ 0.0587          --             --            --

                                                                                      Vista Small Cap
                                                                                    Opportunities Fund
                                                             Class B            Class A        Class B
                                                   --------------------------- -------------- --------------
                                                     Year        05/07/96**
                                                    Ended         Through
                                                   10/31/97       10/31/96           5/19/97*-12/31/97
                                                   ------------- ------------- -----------------------------
Per Share Operating Performance
Net Asset Value, Beginning of Period  ............  $  15.92     $ 14.56           $ 10.00       $ 10.00
                                                    --------      -------           -------       -------
Income From Investment Operations:
 Net Investment Income ...........................     0.220       0.134            (0.041)       (0.057)
 Net Gains or Losses in Securities
  (both realized and unrealized)   ...............     4.615       1.376             3.891         3.867
                                                    ---------     -------           -------       -------
 Total from Investment Operations  ...............     4.835       1.510             3.850         3.810
                                                    ---------     -------           -------       -------
Less Distributions:
Dividends from Net Investment Income  ............     0.175       0.151                --            --
Distributions from Capital Gains   ...............     1.490          --                --            --
                                                    ---------    --------          --------      --------
  Total Distributions  ...........................     1.665       0.151                --            --
                                                    ---------    --------          --------      --------
Net Asset Value, End of Period  ..................  $  19.09     $ 15.92           $ 13.85       $ 13.81
                                                    =========    ========          ========      ========
Total Return (1) .................................     32.87%      10.43%            38.50%        38.10%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .........  $ 14,799     $   560           $42,635       $38,142
 Ratio of Expenses to Average Net Assets #  ......      2.11%       2.25%             1.49%         2.24%
 Ratio of Net Investment Income to Average
  Net Assets #   .................................      1.06%       1.75%            (1.16%)       (1.93%)
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average Net Assets #        2.13%       2.75%             2.38%         2.88%
 Ratio of Net Investment Income Without Waivers
  and Assumptions of Expenses # ..................      1.05%       1.25%            (2.05%)       (2.57%)
Portfolio Turnover Rate   ........................        75%        114%                7%            7%
Average Commission Rate Paid per share   .........  $ 0.0599     $0.0587           $0.0623       $0.0623

-------
 *  Commencement of operations.
**  Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vista Growth and Income Fund, Vista Capital Growth Fund, Vista Equity Income Fund and Vista Small Cap Opportunities Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for the period May 19, 1997 (commencement of operations) through October 31, 1997 for the Vista Small Cap Opportunities Fund) and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

Growth & Income Portfolio
Portfolio of Investments October 31, 1997


Shares       Issuer                           Value
------------------------------------------------------------
Long-Term Investments -- 96.4%
------------------------------------------------------------
             Common Stock -- 89.1%
             ---------------------
             Aerospace -- 0.8%
    300,000  United Technologies, Corp.        $ 21,000,000
                                               ------------
             Agricultural Production/Services -- 1.8%
    250,000  AGCO Corp.                           7,250,000
    450,000  Case Corp.                          26,915,625
    250,000  Deere & Co.                         13,156,250
                                               ------------
                                                 47,321,875
                                               ------------
             Airlines -- 1.3%
    300,001  AMR Corp., Delaware*                34,931,366
                                               ------------
             Automotive -- 1.3%
    245,000  General Motors                      15,725,938
    401,000  Lear Corp.*                         19,273,063
                                               ------------
                                                 34,999,001
                                               ------------
             Banking -- 6.4%
    450,000  BankAmerica Corp.                   32,175,000
    325,000  Comerica, Inc.                      25,695,313
    410,000  First Union Corp.                   20,115,625
    325,000  NationsBank Corp.                   19,459,375
    500,000  Norwest Corp.                       16,031,250
     65,000  Signet Banking Corp.                 3,497,813
    175,000  U.S. Bancorp                        17,795,312
    500,000  Washington Mutual Inc.              34,218,750
                                               ------------
                                                168,988,438
                                               ------------
             Broadcasting -- 1.6%
    206,000  Clear Channel Communications,
             Inc.*                               13,596,000
    500,000  Comast Corp., Special Class A       13,750,000
    645,341  Tele-Communications, TCI Group,
             Class A*                            14,802,509
                                               ------------
                                                 42,148,509
                                               ------------
             Business Services -- 0.5%
    450,000  Equifax, Inc.                       13,978,125
                                               ------------
             Chemicals -- 2.1%
    450,000  Dow Chemical Co.                    40,837,500
    250,000  duPont (EI) deNemours               14,218,750
                                               ------------
                                                 55,056,250
                                               ------------


                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                               Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
            Computer Software -- 2.1%
   150,000  Cisco Systems, Inc.*                  $ 12,304,680
   550,000  Computer Associates International       41,009,375
    35,000  McAfee Associates, Inc.*                 1,741,250
                                                  ------------
                                                    55,055,305
                                                  ------------
            Computers/Computer Hardware -- 4.9%
   387,500  Compaq Computer Corp.*                  24,703,125
   650,000  EMC Corp., Mass.*                       36,400,000
   338,000  International Business Machines
            Corp.                                   33,145,125
   280,000  Storage Technology Corp.*               16,432,500
   600,000  Sun Microsystems, Inc.*                 20,550,000
                                                  ------------
                                                   131,230,750
                                                  ------------
            Construction Machinery -- 0.8%
   400,000  Caterpillar, Inc.                       20,500,000
                                                  ------------
            Consumer Products -- 2.2%
   275,000  Avon Products, Inc.                     18,012,500
   200,000  Colgate-Palmolive Co.                   12,950,000
   725,000  Philip Morris Companies, Inc.           28,728,125
                                                  ------------
                                                    59,690,625
                                                  ------------
            Diversified -- 4.2%
    95,500  American Standard Companies, Inc.*       3,414,125
 1,200,000  BTR Ltd. PLC, ADR (United
            Kingdom)                                16,359,600
 1,000,000  Canadian Pacific, Ltd.                  29,812,500
   930,000  Tyco International Ltd.                 35,107,500
 1,000,000  Westinghouse Electric Corp.             26,437,500
                                                  ------------
                                                   111,131,225
                                                  ------------
            Electronics/Electrical Equipment -- 1.9%
   400,000  Adaptec, Inc.*                          19,375,000
   200,000  Intel Corp.                             15,400,000
   150,000  Texas Instruments                       16,003,125
                                                  ------------
                                                    50,778,125
                                                  ------------
            Entertainment/Leisure -- 4.4%
   900,000  Carnival Corp., Class A                 43,650,000
   549,700  GTECH Holdings Corp.*                   17,727,825
   269,000  MGM Grand, Inc.*                        11,802,375



                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                             Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
   254,659  Tele-Communications TCI Ventures
            Group, Ser. A*                      $  5,873,072
   400,000  Time Warner, Inc.                     23,075,000
   500,000  Viacom, Inc. Class B*                 15,125,000
                                                ------------
                                                 117,253,272
                                                ------------
            Financial Services -- 2.5%
   650,000  Federal Home Loan Mortgage Corp.      24,618,750
   350,000  Lehman Brothers Holding, Inc.         16,471,875
   550,000  Morgan Stanley, Dean Witter,
            Discover and Co.                      26,950,000
                                                ------------
                                                  68,040,625
                                                ------------
            Food/Beverage Products -- 3.1%
   850,000  ConAgra, Inc.                         25,606,250
 1,000,000  PepsiCo., Inc.                        36,812,500

   400,000  Unilever NV, ADR (Netherlands)        21,350,000
                                                ------------
                                                  83,768,750
                                                ------------
            Health Care/Health Care Services -- 3.2%
   401,000  Columbia/HCA Healthcare Corp.         11,328,250
 1,750,000  HEALTHSOUTH Corp.*                    44,734,375
   500,000  Tenet Healthcare Corp.*               15,281,250
   530,000  Vencor, Inc.*                         14,310,000
                                                ------------
                                                  85,653,875
                                                ------------
            Insurance -- 4.9%
   400,000  Allstate Corp.                        33,175,000
   215,750  American International Group          22,019,984
   330,000  Equitable Companies, Inc.             13,591,875
   190,000  Loews Corp.                           21,220,625
   240,000  NAC Re Corp.                          10,680,000
   400,000  Reliastar Financial Corp.             14,950,000
   225,000  Travelers Group, Inc.                 15,750,000
                                                ------------
                                                 131,387,484
                                                ------------
            Manufacturing -- 3.6%
   190,100  Honeywell, Inc.                       12,938,681
   637,500  Ingersoll-Rand Co.                    24,822,656
   490,000  Johnson Controls                      21,988,750
   300,000  Kennametal Inc.                       14,550,000
   100,000  McDermott International                3,631,250


                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares       Issuer                                Value
-----------------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------------
    400,000  Parker Hannifin Corp.                  $ 16,725,000
                                                    ------------
                                                      94,656,337
                                                    ------------
             Metals/Mining -- 1.9%
    500,000  Aluminum Co. of America (ALCOA)          36,500,000
    370,000  Newmont Mining Corp.                     12,950,000
                                                    ------------
                                                      49,450,000
                                                    ------------
             Office/Business Equipment -- 1.2%
    400,000  Xerox Corp.                              31,725,000
                                                    ------------
             Oil & Gas -- 8.5%
    600,000  Apache Corp.                             25,200,000
    250,000  British Petroleum PLC, ADR
             (United Kingdom)                         21,937,500
    500,000  Coastal Corp.                            30,062,500
    400,000  Dresser Industries, Inc.                 16,850,000
    640,000  Halliburton Company                      38,160,000
    470,000  Mobil Corp.                              34,221,875
    525,000  Oryx Energy Co.*                         14,470,313
    580,000  Texaco, Inc.                             33,023,750
    364,900  USX-Marathon Group                       13,045,175
                                                    ------------
                                                     226,971,113
                                                    ------------
             Paper/Forest Products -- 0.7%
    600,000  Willamette Industries, Inc.              19,837,500
                                                    ------------
             Pharmaceuticals -- 4.4%
    350,000  Bristol-Myers Squibb Co.                 30,712,500
    575,000  Pharmacia & Upjohn, Inc.                 18,256,250
    480,000  Schering-Plough Corp.                    26,910,000
    850,000  SmithKline Beecham PLC, ADR
             (United Kingdom)                         40,481,250
                                                    ------------
                                                     116,360,000
                                                    ------------
             Pipelines -- 0.0%
     25,000  Tubos de Acero de Mexico SA, ADR
             (Mexico)*                                   504,688
                                                    ------------
             Printing & Publishing -- 1.4%
    675,000  New York Times Company, Class A          36,956,250
                                                    ------------
             Real Estate Investment Trust -- 3.0%
    345,000  Beacon Properties Corp.                  14,533,125
    100,000  Boston Properties, Inc.*                  3,200,000



                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
   190,000  Cali Realty Corp.                      $  7,695,000
   655,800  Duke Realty Investments, Inc.            14,755,500
   200,000  Equity Office Properties Trust            6,112,500
   280,000  Equity Residential Properties Trust      14,140,000
   338,181  Security Capital Industrial Trust         8,306,571
   720,000  Security Capital US Realty, ADR
            (Luxemburg)*                             10,152,000
                                                   ------------
                                                     78,894,696
                                                   ------------
            Retailing -- 6.5%
   640,000  American Stores Co.                      16,440,000
   520,000  CVS Corp.                                31,882,500
   450,000  Dayton-Hudson Corp.                      28,265,625
   525,000  Federated Department Stores*             23,100,000
 1,155,000  Kroger Co.*                              37,681,875

   350,000  Office Depot, Inc.*                       7,218,750
   300,000  Safeway, Inc.*                           17,437,500
   300,000  Tandy Corp.                              10,312,500
                                                   ------------
                                                    172,338,750
                                                   ------------
            Telecommunications -- 4.2%
   450,000  Bell Atlantic Corp.                      35,943,750
   650,000  BellSouth Corp.                          30,753,125
   400,000  Sprint Corp.                             20,800,000
   700,000  WorldCom, Inc.                           23,537,500
                                                   ------------
                                                    111,034,375
                                                   ------------
            Textiles -- 1.1%
   300,000  Liz Claiborne, Inc.                      15,206,250
   400,000  Unifi, Inc.                              15,375,000
                                                   ------------
                                                     30,581,250
                                                   ------------
            Utilities -- 2.6%
   250,000  Centrais Electricas Brasileiras
            SA-Electrobras, ADR (Brazil)              5,442,400
   425,000  CINergy Corp.                            14,025,000
    50,000  Consolidated Edison Co. of New
            York, Inc.                                1,712,500
   555,000  FPL Group Inc.                           28,686,563
   550,000  Pinnacle West Capital Corp.              19,146,875
                                                   ------------
                                                     69,013,338
                                                   ------------


                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares      Issuer                                Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
            Total Common Stock                     $2,371,236,897
            (Cost $1,780,499,636)                  --------------

            Convertible Preferred Stock -- 2.3%
            -----------------------------------
            Airlines -- 0.4%
            Continentail Air Finance Trust,
    10,000   8.50%, 12/01/20                              945,570
    90,000   8.50%, 12/01/20#                           8,510,130
                                                   --------------
                                                        9,455,700
                                                   --------------
            Aerospace -- 0.1%
    48,000  Loral Space & Communications,
            Inc., 6.00%, 11/01/06#                      2,932,368
                                                   --------------
            Alternate Energy -- 0.2%
    86,000  Calenergy Capital Trust II, 6.25%,
            02/25/12#                                   4,411,542
    25,000  Calenergy Capital Trust III, 6.50%#         1,213,675
                                                   --------------
                                                        5,625,217
                                                   --------------
            Entertainment/Leisure -- 0.3%
   150,000  Time Warner Financing Trust,
            Hasbro, $1.24                               6,487,500
                                                   --------------
            Insurance -- 0.2%
    67,000  American Bankers Insurance Group,
            6.25%, Ser. B                               5,293,000
                                                   --------------
            Multi-Media -- 0.1%
    60,000  Echostar Communications Corp.
            Ser. C, 6.75% 12/31/49                      3,000,000
                                                   --------------
            Paper/Forest Products -- 0.2%
   125,000  International Paper Capital Corp.,
            5.25%#                                      6,136,750
                                                   --------------
            Telecommunications -- 0.6%
    50,000  AirTouch Communications, 4.25%,
            08/16/16                                    3,000,000
   100,000  TCI Pacific Communications Inc.,
            Class A, 5.0%, 7/31/06                     13,937,500
                                                   --------------
                                                       16,937,500
                                                   --------------



                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares              Issuer                                Value
----------------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------------
                    Utilities -- 0.2%
       102,000      Houston Industries, Inc., 7.00%,
                    07/01/00                               $ 5,584,500
                                                           -----------
                    Total Convertible Preferred Stock       61,452,535
                    (Cost $49,766,002)                     -----------

                    Warrants -- 0.0%
                    ----------------
                    Real Estate Investment Trust -- 0.0%
        15,742      Security Capital Group, Class B,
                    09/18/98                                    75,758
                    (Cost $0)                              -----------

     Principal
      Amount
                    Convertible Corporate Notes & Bonds -- 2.7%
                    -------------------------------------------
                    Automotive -- 0.2%
    $4,500,000      Magna International Inc., 5.0%,
                    10/15/02                                 5,723,460
                                                           -----------
                    Computers/Computer Hardware -- 0.2%
     3,600,000      EMC Corp., 3.25%, 03/15/02#              4,937,220
                                                           -----------
                    Electronics -- 0.3%
     7,000,000      Xilinx Inc., 5.25%, 11/01/02#            6,905,500
                                                           -----------
                    Entertainment /Leisure -- 0.1%
     2,250,000      Family Golf Centers, Inc.# 5.75%,
                    10/15/04                                 2,149,695
                                                           -----------
                    Environmental Service -- 0.0%
     1,000,000      USA Waste Services Inc., 4.00%,
                    02/01/02                                 1,066,250
                                                           -----------
                    Government Issue -- 0.2%
     5,000,000      Republic of Italy, 5.0%, 06/28/01        5,300,000
                                                           -----------
                    Health Care/Health Care Services -- 0.5%
     3,000,000      Alternative Living Services, 7.0%,
                    06/01/04#                                3,960,000
     5,000,000      Atria Communities, Inc., 5.0%,
                    10/15/02#                                5,039,050
     3,500,000      Carematrix Corp., 6.25%, 08/15/04#       3,749,760
                                                           -----------
                                                            12,748,810
                                                           -----------


                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount      Issuer                            Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
              Hotels/Other Lodging -- 0.2%
 $ 5,000,000  Hilton Hotels Corp.,
              5.0%, 05/15/06                     $    5,575,000
                                                 --------------
              Paper/Forest Products -- 0.2%
   6,600,000  South African Pulp & Paper
              Industries, BVI Finance Ltd.,
              7.5%, 08/01/02                          6,187,500
                                                 --------------
              Retailing -- 0.6%
   4,000,000  Federated Department Stores,
              5.0%, 10/01/03                          5,520,000
   8,500,000  Rite Aide Corp., 5.25%,
              09/15/02#                               9,144,130
                                                 --------------
                                                     14,664,130
                                                 --------------
              Telecommunications -- 0.2%
   2,500,000  Telefonica Europe BV,
              (Netherlands), 2.0%,
              07/15/02#                               2,537,500
   3,500,000  Tel-Save Holdings Inc., 4.5%,
              09/15/02#                               3,701,285
                                                 --------------
                                                      6,238,785
                                                 --------------
              Total Convertible Corporate            71,496,350
              Notes & Bonds                      --------------
              (Cost $65,157,500)

              U.S. Treasury Securities -- 2.3%
              --------------------------------
  55,000,000  U.S. Treasury Bond, 7.25%,
              08/15/22                               62,011,950
              (Cost $60,980,313)
---------------------------------------------------------------
              Total Long-Term Investments         2,566,273,490
              (Cost $1,956,403,451)
---------------------------------------------------------------



                       See notes to financial statements.

Growth & Income Portfolio
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount     Issuer                            Value
--------------------------------------------------------------
Short-Term Investments -- 3.3%
--------------------------------------------------------------
             U.S. Treasury Securities -- 0.0%
             --------------------------------
 $ 1,500,000 U.S. Treasury Bill, 11/20/97       $    1,495,951
             (Cost $1,495,951)                  --------------

             Commercial Paper -- 1.5%
             ------------------------
  20,000,000 General Electric Capital Corp.,
             5.53%, 12/03/97                        19,901,689
  20,000,000 Household Finance Corp., 5.5%,
             11/04/97                               19,990,833
                                                --------------
             Total Commercial Paper                 39,892,522
             (Cost $39,892,522)                 --------------

             Time Deposit -- 1.8%
             --------------------
             Deutsche Bank, AG
             (United States)
  47,969,000 5.66%, 11/03/97                        47,969,000
             (Cost $47,969,000)
--------------------------------------------------------------
             Total Short-Term Investments           89,357,473
             (Cost $89,357,473)
--------------------------------------------------------------
             Total Investments -- 99.7%         $2,655,630,963
             (Cost $2,045,760,924)
--------------------------------------------------------------



                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997


Shares     Issuer                                 Value
-------------------------------------------------------------------
Long-Term Investments -- 95.3%
-------------------------------------------------------------------
           Common Stock -- 94.9%
           ---------------------
           Aerospace -- 3.4%
 462,500   Precision Castparts Corp.               $    27,200,781
 325,000   Sundstrand Corp.                             17,671,875
                                                   ---------------
                                                        44,872,656
                                                   ---------------
           Agricultural Production/Services -- 1.7%
 460,000   AGCO Corp.                                   13,340,000
 153,500   Case Corp.                                    9,181,219
                                                   ---------------
                                                        22,521,219
                                                   ---------------
           Airlines -- 1.0%
 299,000   Continental Airlines, Inc., Class B*         12,931,750
                                                   ---------------
           Automotive -- 2.5%
 500,000   Lear Corp.*                                  24,031,250
 200,000   Tower Automotive, Inc.*                       8,375,000
                                                   ---------------
                                                        32,406,250
                                                   ---------------
           Banking -- 5.2%
 150,000   Cullen/Frost Bankers, Inc.                    7,575,000
 300,000   Southtrust Corp.                             14,400,000
 155,320   TCF Financial Corp.                           8,833,825
 250,000   Washington Mutual Inc.                       17,109,375
 527,000   Zions Bancorporation                         20,487,125
                                                   ---------------
                                                        68,405,325
                                                   ---------------
           Broadcasting -- 3.9%
 800,000   Comcast Corp., Special Class A               22,000,000
 600,000   Groupe AB, SA, ADR (France)*                  4,462,500
 700,000   Tele-Communications, Inc., Liberty
           Media Group, Ser. A*                         24,368,750
                                                   ---------------
                                                        50,831,250
                                                   ---------------
           Business Services -- 6.5%
 234,800   CDI Corp.*                                    9,215,900
 575,000   Equifax, Inc.                                17,860,938
 300,000   Fiserv, Inc.*                                13,425,000
 840,000   GTECH Holdings Corp.*                        27,090,000
 700,000   Interim Services, Inc.*                      18,331,250
                                                   ---------------
                                                        85,923,088
                                                   ---------------



                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                  Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
           Chemicals -- 3.4%
  435,000  Cytec Industries, Inc.*                  $    21,206,250
  195,000  OM Group, Inc.                                 7,361,250
  150,000  Rohm & Haas Co.                               12,496,875
   94,250  The Carbide/Graphite Group, Inc.*              3,357,656
                                                    ---------------
                                                         44,422,031
                                                    ---------------
           Computer Software -- 2.1%
  505,000  American Business Information, Inc.,
           Class A*                                       5,302,500
  505,000  American Business Information, Inc.,
           Class B*                                       6,565,000
  584,000  American Management Systems, Inc.             12,629,000
   65,000  McAfee Associates, Inc.*                       3,233,750
    2,500  Netscape Communications Corp.*                    82,188
                                                    ---------------
                                                         27,812,438
                                                    ---------------
           Computers/Computer Hardware -- 4.7%
  500,000  EMC Corp., Mass.*                             28,000,000
  200,000  Quantum Corp.*                                 6,325,000
  400,000  Solectron Corp.*                              15,700,000
  198,500  Storage Technology Corp.*                     11,649,469
                                                    ---------------
                                                         61,674,469
                                                    ---------------
           Distribution -- 0.9%
  418,000  Applied Industrial Technologies, Inc.         12,148,125
                                                    ---------------
           Diversified -- 0.7%
  114,500  American Standard Companies, Inc.*             4,093,375
  125,000  Harnischfeger Industries, Inc.                 4,921,875
                                                    ---------------
                                                          9,015,250
                                                    ---------------
           Electronics/Electrical Equipment -- 3.2%
  400,000  Adaptec, Inc.*                                19,375,000
  238,000  Teleflex, Inc.                                 8,865,500
  250,000  Teradyne Inc.*                                 9,359,375
   25,300  UCAR International, Inc.*                        948,750
  100,000  Xilinx, Inc.*                                  3,412,500
                                                    ---------------
                                                         41,961,125
                                                    ---------------
           Entertainment/Leisure -- 4.2%
  600,000  Carnival Corp., Class A                       29,100,000
  443,000  MGM Grand, Inc.*                              19,436,625


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
  155,000  TCA Cable TV, Inc.                     $     6,393,750
                                                  ---------------
                                                       54,930,375
                                                  ---------------
           Environmental Services -- 0.6%
  215,000  U.S.A. Waste Services, Inc.*                 7,955,000
                                                  ---------------
           Financial Services -- 3.8%
  300,000  Bear Stearns Companies, Inc.                11,906,250
  300,000  Finova Group, Inc.                          13,181,250
  410,000  Lehman Brothers Holding, Inc.               19,295,625
   99,500  The PMI Group, Inc.*                         6,013,531
                                                  ---------------
                                                       50,396,656
                                                  ---------------
           Health Care/Health Care Services -- 9.4%
  150,000  Beckman Instruments, Inc.                    5,906,250
  499,000  Beverly Enterprises, Inc.*                   7,453,813
  309,500  Health Care & Retirement Corp.*             11,702,969
  798,500  HEALTHSOUTH Corp.*                          20,411,656
  150,000  Lincare Holdings, Inc.*                      8,043,750
  500,000  Sun Healthcare Group, Inc.*                  9,937,500
  275,000  Sybron International Corp.,
           Wisconsin*                                  11,034,375
  990,000  Tenet Healthcare Corp.*                     30,256,875
  419,000  Universal Health Services, Inc.,
           Class B*                                    18,462,188
                                                  ---------------
                                                      123,209,376
                                                  ---------------
           Insurance -- 9.3%
  125,000  ACE, Ltd.#                                  11,617,188
  390,000  American Bankers Insurance Group,
           Inc.                                        14,576,250
  150,000  CMAC Investment Corp.                        8,203,125
  200,000  Equitable Companies, Inc.                    8,237,500
  200,000  MGIC Investment Corp.                       12,062,500
  350,000  Nationwide Financial Services, Inc.,
           Class A*                                    10,653,125
  950,000  Reliance Group Holdings, Inc.               11,993,750
  550,000  Reliastar Financial Corp.                   20,556,250
  299,250  SunAmerica, Inc.                            10,754,297
  195,000  Transatlantic Holdings, Inc.                13,491,563
                                                  ---------------
                                                      122,145,548
                                                  ---------------



                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                                Value
------------------------------------------------------------------
Long-Term Investments -- (continued)
------------------------------------------------------------------
           Machinery & Engineering Equipment -- 0.9%
 200,000   Applied Power, Inc., Class A           $    12,375,000
                                                  ---------------
           Manufacturing -- 4.7%
 129,000   Dexter Corp.                                 5,063,250
 170,000   Johnson Controls, Inc.                       7,628,750
 250,000   Kennametal Inc.                             12,125,000
 300,000   Parker Hannifin Corp.                       12,543,750
 297,500   Pentair, Inc.                               11,490,938
 500,000   United Dominion Industries, Ltd.            13,062,500
                                                  ---------------
                                                       61,914,188
                                                  ---------------
           Media/Advertising -- 1.1%
 200,000   Omnicom Group, Inc.                         14,125,000
                                                  ---------------
           Office/Business Equipment -- 1.2%
 150,000   Avery Dennison Corp.                         5,971,875

 500,000   Office Depot, Inc.*                         10,312,500
                                                  ---------------
                                                       16,284,375
                                                  ---------------
           Oil & Gas -- 3.0%
 600,000   Noble Drilling Corp.*                       21,337,511
 100,000   Sonat, Inc.                                  4,593,750
 198,500   Tidewater, Inc.                             13,038,969
                                                  ---------------
                                                       38,970,230
                                                  ---------------
           Packaging -- 0.5%
 300,000   NV Koninklijke KNP BT, ADR
           (Netherlands)                                6,832,470
                                                  ---------------
           Paper/Forest Products -- 1.2%
 300,000   Boise Cascade Corp.                         10,387,500
 150,000   Willamette Industries, Inc.                  4,959,375
                                                  ---------------
                                                       15,346,875
                                                  ---------------
           Pipelines -- 1.6%
 299,500   Columbia Gas System, Inc.                   21,638,875
                                                  ---------------
           Power Conversion -- 0.8%
 397,500   American Power Conversion Corp.*            10,831,875
                                                  ---------------
           Real Estate Investment Trust -- 3.1%
 280,000   Beacon Properties Corp.                     11,795,000
 120,000   Duke Realty Investments, Inc.                2,700,000
 200,000   Equity Residential Properties Trust         10,100,000


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997 (continued)


Shares     Issuer                               Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
 275,000   FelCor Suite Hotels, Inc.             $   10,071,875
 400,000   Security Capital US Realty, ADR
           (Luxembourg)*                              5,640,000
                                                 --------------
                                                     40,306,875
                                                 --------------
           Retailing -- 4.5%
 220,000   CVS Corp.                                 13,488,750
 250,000   Woolworth Corp.                            4,750,000
 200,000   General Nutrition Companies, Inc.*         6,300,000
 300,000   Kroger Co.*                                9,787,500
 500,000   Neiman-Marcus Group, Inc.                 16,593,750
 300,000   Proffitt's, Inc.*                          8,606,250
                                                 --------------
                                                     59,526,250
                                                 --------------
           Telecommunications -- 1.5%
 510,000   Aspect Telecommunications
           Corp.*                                    12,240,000
 300,000   Nextel Communications
           Inc., Class A*                             7,875,000
                                                 --------------
                                                     20,115,000
                                                 --------------
           Textiles -- 2.7%
 224,500   Liz Claiborne, Inc.                       11,379,340
 630,000   Unifi, Inc.                               24,215,624
                                                 --------------
                                                     35,594,964
                                                 --------------
           Utilities -- 1.6%
 290,000   Calenergy Co., Inc.*                       9,932,500
 300,000   Pinnacle West Capital Corp.               10,443,750
                                                 --------------
                                                     20,376,250
                                                 --------------
           Total Common Stock                     1,247,800,158
           (Cost $923,704,163)                   --------------


                       See notes to financial statements.

Capital Growth Portfolio
Portfolio of Investments October 31, 1997 (continued)


 Principal
  Amount      Issuer                           Value
--------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------
              Corporate Notes & Bonds -- 0.4%
              -------------------------------
              Electronics -- 0.4%
 $ 5,000,000  Xilinx Inc. 5.25%, 11/01/02       $    4,932,500
              (Cost $5,000,000)                 --------------

              U.S. Government Obligation -- 0.0%
              ----------------------------------
     565,000  U.S. Treasury Note, 6.88%,
              05/15/06                                 601,019
              (Cost $569,800)
--------------------------------------------------------------
              Total Long-Term Investments        1,253,333,677
              (Cost $929,273,963)
--------------------------------------------------------------
Short-Term Investments -- 3.5%
--------------------------------------------------------------
              Commercial Paper -- 1.5%
              ------------------------
  20,000,000  Ford Motor Credit Co., Discount
              Note, 5.50%, 11/04/97                 19,990,833
              (Cost $19,990,833)                --------------

              Time Deposit -- 2.0%
              ---------------------
  26,430,000  Deutsche Bank AG, (United
              States) 5.66%, 11/03/97               26,430,000
              (Cost $26,430,000)
--------------------------------------------------------------
              Total Short-Term Investments          46,420,833
              (Cost $46,420,833)
--------------------------------------------------------------
              Total Investments -- 98.8%        $1,299,754,510
              (Cost $975,694,796)
--------------------------------------------------------------


Index

* -- Non income producing security.

# -- Security may only be sold to qualified institutional buyers.

ADR -- American Depository Receipt.

                       See notes to financial statements.

Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------

                                                           Growth &           Capital
                                                            Income             Growth
                                                          Portfolio          Portfolio
                                                        ----------------   ---------------
ASSETS:
  Investment securities, at value (Note 1)               $2,655,630,963     $1,299,754,510
  Cash  .............................................             2,918                881
  Receivables:
   Investment securities sold   .....................        18,219,400         20,338,534
   Interest and dividends ...........................         5,747,296            462,960
  Other assets   ....................................            47,197             51,558
                                                         --------------     --------------
    Total assets ....................................     2,679,647,774      1,320,608,443
                                                         --------------     --------------
LIABILITIES:
  Payable for investment securities purchased  ......        15,041,996          4,413,524
  Accrued liabilities: (Note 2)
   Administration fees ..............................           118,145             58,859
   Investment advisory fees  ........................           944,161            470,864
   Custodian  .......................................            36,504             20,624
   Other   ..........................................           196,542            171,725
                                                         --------------     --------------
    Total Liabilities  ..............................        16,337,348          5,135,596
                                                         --------------     --------------
NET ASSETS APPLICABLE TO INVESTORS'
 BENEFICIAL INTERESTS  ..............................    $2,663,310,426     $1,315,472,847
                                                         ==============     ==============
Cost of Investments .................................    $2,045,760,924     $  975,694,796
                                                         ==============     ==============




                       See notes to financial statements.

Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------

                                                          Growth &          Capital
                                                           Income            Growth
                                                         Portfolio         Portfolio
                                                        ---------------   ---------------
INVESTMENT INCOME:
  Dividend ..........................................    $ 38,535,143      $ 11,201,524
  Interest ..........................................      13,181,160         4,663,619
  Foreign taxes withheld  ...........................        (227,963)         (315,627)
                                                         ------------      ------------
   Total investment income   ........................      51,488,340        15,549,516
                                                         ------------      ------------
EXPENSES: (Note 2)
  Investment Advisory fees   ........................       9,877,868         4,971,835
  Administration fees  ..............................       1,234,733           621,480
  Custodian fees ....................................         163,385            98,945
  Amortization of organization costs (Note 1)  ......           7,990             7,990
  Professional fees .................................         102,521           102,519
  Trustees fees and expenses ........................          49,389            24,859
  Other .............................................         170,609           138,574
                                                         ------------      ------------
    Total expenses  .................................      11,606,495         5,966,202
                                                         ------------      ------------
  Net investment income   ...........................      39,881,845         9,583,314
                                                         ------------      ------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain (loss) on:
  Investments .......................................     355,973,872       141,951,607
  Futures transactions ..............................       9,654,862                --
 Change in net unrealized
  appreciation/depreciation on investments  .........     231,319,779       146,677,178
                                                         ------------     -------------
  Net realized and unrealized gain on
   investments   ....................................     596,948,513       288,628,785
                                                         ------------     -------------
  Net increase in net assets from operations   ......    $636,830,358      $298,212,099
                                                         ============     =============



                       See notes to financial statements.

Statement of Changes in Net Assets For the Years Ended October 31,
-------------------------------------------------------------------------------

                                                                                             Growth &
                                                                                              Income
                                                                                             Portfolio
                                                                                -----------------------------------
                                                                                     1997              1996
                                                                                ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income   ......................................................  $   39,881,845    $   46,623,872
 Net realized gain on investments and futures transactions   ..................     365,628,734       163,677,802
 Change in net unrealized appreciation/depreciation on investments and futures      231,319,779       163,237,283
                                                                                 --------------    --------------
 Increase in net assets from operations .......................................     636,830,358       373,538,957
                                                                                 --------------    --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions  ...............................................................     788,831,006       470,616,913
 Withdrawals ..................................................................    (854,698,879)     (605,973,572)
                                                                                 --------------    --------------
Net increase (decrease) from transactions in investors' beneficial interests        (65,867,873)     (135,356,659)
                                                                                 --------------    --------------
Net increase in net assets  ...................................................     570,962,485       238,182,298
NET ASSETS:
 Beginning of period  .........................................................   2,092,347,941     1,854,165,643
                                                                                 --------------    --------------
 End of period  ...............................................................  $2,663,310,426    $2,092,347,941
                                                                                 ==============    ==============

                                                                                                Capital
                                                                                                Growth
                                                                                               Portfolio
                                                                                ---------------------------------------
                                                                                     1997                1996
                                                                                ------------------- -------------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income   ...................................................... $      9,583,314    $     12,451,547
 Net realized gain on investments and futures transactions   ..................      141,951,607         132,963,967
 Change in net unrealized appreciation/depreciation on investments and futures       146,677,178          71,608,504
                                                                                ----------------    ----------------
 Increase in net assets from operations .......................................      298,212,099         217,024,018
                                                                                ----------------    ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions  ...............................................................      936,937,099       1,114,082,444
 Withdrawals ..................................................................   (1,009,808,684)     (1,260,399,848)
                                                                                ----------------    ----------------
Net increase (decrease) from transactions in investors' beneficial interests         (72,871,585)       (146,317,404)
                                                                                ----------------    ----------------
Net increase in net assets  ...................................................      225,340,514          70,706,614
NET ASSETS:
 Beginning of period  .........................................................    1,090,132,333       1,019,425,719
                                                                                ----------------    ----------------
 End of period  ............................................................... $  1,315,472,847    $  1,090,132,333
                                                                                ================    ================


                       See notes to financial statements.

--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 19, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
   Portfolios:

   A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

   The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

   As of October 31, 1997, the Portfolios had no outstanding futures contracts.

   D. Written options -- When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount

--------------------------------------------------------------------------------

   of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   As of October 31, 1997 the Portfolios had no outstanding written options.

   E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   F. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

   G. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net investment income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

   H. Expenses -- Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolios and for such services is paid a fee.

   The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

   B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these

--------------------------------------------------------------------------------

   services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:


                                                     GIP               CGP
                                                ----------------   -------------
Purchases (excluding U.S. Government)  ......    $1,781,972,894     $863,031,652
Sales (excluding U.S. Government)   .........     1,474,324,449      771,903,060
Purchases of U.S. Government  ...............        60,980,313               --
Sales of U.S. Government   ..................                --               --


The portfolio turnover rates of GIP and CGP for the year ended were 65% and 67% respectively. The average commission rates paid per share were $.05990 and $.0587 for GIP and CGP, respectively.

4. Retirement Plan -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:


                            Accrued
               Pension      Pension
              Expenses     Liability
              ----------   ----------
GIP  ......     $21,526      $68,330
CGP  ......      11,661       33,265

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Beneficial
Interest Holders of Growth and Income
Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Growth and Income Portfolio and Capital Growth Portfolio (the "Portfolios") at October 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe the our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

                                   Unaudited

Vista Growth and Income Fund
Vista Capital Growth Fund
Vista Equity Income Fund
Vista Small Cap Opportunities Fund
--------------------------------------------------------------------------------

Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1997. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns for the calendar year ending December 31, 1997 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the long-term capital gains distributed per share by the Funds:

                                                          Federal Home   Federal National   Dividends    Long-Term Capital
                          U.S. Treasury   Federal Home   Loan Mortgage       Mortgage        Received   Gains Distribution
       Vista Fund          Obligations     Loan Bank      Corporation      Association      Deduction       Per Share
------------------------- --------------- -------------- --------------- ------------------ ----------- -------------------
Growth and Income               0.30%          2.92%          1.45%             1.22%          80.63%          $2.89
Capital Growth                  0.25%          2.56%          3.37%             4.69%          37.49%          $3.53
Equity Income                  13.55%          0.07%          0.76%               --           39.57%          $0.93
Small Cap Opportunities           --             --             --                --              --              --

(back cover)

Vista Service Center
P.O. Box 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc. which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                                                                    VEQTY-2-1297

[In sidebar on cover:]
INTERNATIONAL EQUITY FUNDS

[Background Graphic: Hills and Trees]

                                     ANNUAL
                                     REPORT
                                ---------------
                      Vista, Setting the Global Standard.


                              VISTA EUROPEAN FUND


                           VISTA SOUTHEAST ASIAN FUND


                                VISTA JAPAN FUND


                        VISTA INTERNATIONAL EQUITY FUND


                                  [VISTA LOGO]
                                     Vista
                             FAMILY OF MUTUAL FUND
                           MANAGED BY CHASE MANHATTAN

                                October 31, 1997

                                   HIGHLIGHTS

During the reporting year, markets in Europe and Latin America showed largely positive returns while those in Japan and Southeast Asia were off sharply.

[bullet] The most volatile international trading occurred at the end of October, when a sharp fall in Hong Kong share prices sparked a global sell off that extended to Wall Street.

[bullet] Although markets in the U.S. and Europe have since recovered, investors have remained cautious about the prospects for Japan, the emerging markets of Asia and, to a lesser extent, Latin America.


 -----------------------------------------------------------------------------
                                    CONTENTS
 -----------------------------------------------------------------------------

   Chairman's Letter                                                     3

   Visa European Fund
     Fund Commentary [bullet] Portfolio of Investments                   4

   Vista Southeast Asia Fund
     Fund Commentary [bullet] Portfolio of Investments                  13

   Vista Japan Fund
     Fund Commentary [bullet] Portfolio of Investments                  21

   Vista International Equity Fund
     Fund Commentary                                                    28

   Fund Financial Statements                                            32

   Portfolio Financial Statements                                       48

 -----------------------------------------------------------------------------


 -----------------------------------------------------------------------------
  INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
   RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, INVESTMENTS IN MUTUAL FUNDS
    INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
 -----------------------------------------------------------------------------

                         Vista Family of Mutual Funds


                               CHAIRMAN'S LETTER

                                                               December 10, 1997
Dear Shareholder:

We are pleased to present this Annual Report for the following Vista International Equity Funds for the year ended October 31, 1997:


 [bullet] Vista European Fund         [bullet] Vista Southeast Asian Fund
 [bullet] Vista Japan Fund            [bullet] Vista International Equity Fund


International Market Performance Mixed During Reporting Year
In the past couple of years, certain investment analysts have predicted that globalization would cause world equity markets to move in tandem, reducing the positive effects of a diversified portfolio. Contrary to these predictions, however, the benefits of diversification were alive and well during the reporting year as markets in Europe and Latin America showed largely positive returns while those in Japan and Southeast Asia were off sharply.

The most volatile international trading occurred at the end of October, when a sharp fall in Hong Kong share prices sparked a global sell off that extended to Wall Street. Although markets in the U.S. and Europe have since recovered, investors have remained cautious about the prospects for Japan, the emerging markets of Asia and, to a lesser extent, Latin America.

Long-term View Vital Moving Forward
Although unsettling, the recent turmoil may potentially have a cleansing effect that may lead to more efficient and transparent capital markets. It's important to remember that, behind the headlines, the long-term prospects for many of the hardest-hit markets remain outstanding. That's why all of us at Vista encourage you, as an international investor, to maintain a long-term perspective and understand that periods of volatility are a natural part of international stock market investing. We thank you for your business and look forward to continuing to serve your investment needs for many years to come.



Sincerely yours,


/s/ Fergus Reid
-------------------
    Fergus Reid
    Chairman

                                    Unaudited
                                 About Your Fund

                               VISTA EUROPEAN FUND

   --------------------------------------------------------------------------
                                   FUND FACTS
   --------------------------------------------------------------------------

   Objective:                  Capital Growth
   Primary investments:        Common Stocks of Established
                               Companies
                               in Western Europe
   Suggested investment
   time frame:                 Long-Term

   Market benchmark:           MSCI Europe Index

   Lipper funds category:      European Funds Average
                               Class A          Class B
                               -------          -------
   Inception date:             11/2/95          11/3/95

   Newspaper symbol:           Not listed       Not listed

   As of October 31, 1997
   Net assets:                 $13.0 million    $2.2 million

   --------------------------------------------------------------------------


PERFORMANCE
Vista European Fund, which seeks long-term growth of capital by investing primarily in the common stocks of established companies in Western Europe, provided shareholders with a total return of 28.19% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
For several years, the Fund's strategy has been based on the belief that the common European currency, the Euro, will in fact be introduced at the beginning of 1999 with broad participation among European Union member countries. Additionally, the Fund's management team believes that the best investments in a consolidating Europe are the stocks of companies who have undertaken an ongoing process of restructuring.

Therefore, throughout the reporting year, the Fund invested in companies whose managements, it believes, are committed to increasing shareholder value through enhanced productivity, a sharp product focus and the elimination of non-profitable business lines. As the year progressed and signs of economic growth began to appear on the continent, the management team shifted its emphasis slightly from interest-rate sensitive stocks to those of companies who have positioned themselves to benefit from higher levels of growth, including small- and mid-capitalization issues.

                                    Unaudited
                                 About Your Fund

                               VISTA EUROPEAN FUND

OUTLOOK
Moving forward, the Fund's management team expects the period leading to the introduction of the Euro to present a variety of challenges and opportunities, with the key factor in overall European performance being the resumption of strong economic growth in Germany, the Continent's largest market. In this environment, the management team is focusing on identifying the stocks of companies throughout Europe whose operating efficiencies, it believes, may allow the revenues that come from stronger economic growth to flow to the bottom line. On a comparative global basis Fund management believes that the markets of Europe look particularly appealing.

                              VISTA EUROPEAN FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


                               [PIE CHART]

[CHART PLOT POINTS]
Cash/Other    10.27%
Investments   89.73%


                               VISTA EUROPEAN FUND
            COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


                               [PIE CHART]

[CHART PLOT POINTS]
Austria              3.6%
Finland              2.6%
France              13.4%
Germany             11.9%
Ireland              3.5%
Italy                7.5%
Netherlands          8.0%
Portugal             2.1%
Spain                2.9%
Switzerland          8.2%
United Kingdom      33.3%
Other                3.0%

                                    Unaudited
                                 About Your Fund

                               VISTA EUROPEAN FUND

  ----------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 10/31/97
  ----------------------------------------------------------------------------

    Roche Holding AG                                                  5.29%
    France Telecom, SA                                                4.19%
    Shell Transprt & Trading PL  C                                    4.08%
    Baan Company, NV                                                  3.60%
    Legal & General Group PLC                                         3.29%
    Saipem SPA                                                        3.00%
    Brunel International NV                                           2.91%
    Dresdner Bank AG                                                  2.80%
    Cap Gemini Sogeti SA                                              2.70%
    Nokia AB-A Shares                                                 2.64%

  ---------------------------------------------------------------------------

Top 10 holdings comprised 34.50% of Fund's market value of investments. Fund holdings are subject to change at any time.


  ---------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97
  ---------------------------------------------------------------------------

                                              Without              With
   Class A Shares                          Sales Charge         Sales Charge
   One Year                                    28.19%               22.10%
   Five Years                                   N/A                  N/A
   Since Inception (11/2/95)                   24.43%               21.44%
                                              Without                With
   Class B Shares                              CDSC                  CDSC*
   One Year                                    27.25%               22.25%
   Five Years                                   N/A                  N/A
   Since Inception (11/3/95)                   23.57%               21.94%

  ---------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                                    Unaudited
                                 About Your Fund

                               VISTA EUROPEAN FUND


  ---------------------------------------------------------------------------
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                          VISTA EUROPEAN FUND--CLASS A
                             AND ITS KEY BENCHMARKS
  ---------------------------------------------------------------------------


                                  [LINE CHART]


[LINE CHART PLOT POINTS]
         European Fund     Lipper European Funds Average      MSCI Europe Index
11/95         9,525                    10,000                      10,000
10/96        11,504                    11,792                      11,796
10/31/97     14,747                    14,221                      14,910

  ---------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista European Fund, the Lipper European Funds Average and the MSCI Europe Indexfrom November 2, 1995 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper European Funds Average represents the average performance of a universe of 79 actively managed mutual funds that invest in European stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is a replica (or model) of the performance of the European markets. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency and exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Vista European Fund
Portfolio of Investments October 31, 1997

Shares     Issuer                                      Value (USD)
------------------------------------------------------------------
Long-Term Investments --     %
------------------------------------------------------------------
           Common Stock -- 91.9%
           ---------------------
           Austria -- 3.3%
            Oil & Gas -- 2.2%
    1,326   OMV AG                                     $   188,819
    1,277   Schoeller-Bleckmann Oilfield
             Equipment AG*                                 151,271
            Steel -- 1.1%
    2,255   Boehler -- Uddeholm AG,                        161,950
                                                       -----------
           Total Austria                                   502,040
                                                       -----------
           Finland -- 2.5%
            Electronics/Electrical Equipment -- 2.5%
    4,270   Nokia AB, A Shares                             373,512
                                                       -----------
           France -- 12.5%
            Automotive -- 0.8%
      703   Equipements et Composants pour
             l'Industries Automobile                       116,637
            Banking -- 2.4%
    5,000   Banque Nationale de Paris                      221,507
    2,600   Credit Commercial de France                    147,615
            Computer Software -- 2.5%
    4,800   Cap Gemini Sogeti SA                           381,929
            Consumer Products -- 1.1%
    7,200   Moulinex*                                      162,612
            Oil & Gas -- 1.8%
    2,150   Elf Aquitaine SA                               266,694
            Telecommunications -- 3.9%
   15,650   France Telecom, SA*                            593,533
                                                       -----------
           Total France                                  1,890,527
                                                       -----------
           Germany -- 11.0%
            Banking -- 2.6%
    9,570   Dresdner Bank AG                               396,444
            Capital Goods -- 2.2%
      792   Mannesmann AG                                  334,994
            Consumer Products -- 2.0%
    2,150   Adidas AG, ADR#                                311,666


                       See notes to financial statements.

Vista European Fund
Portfolio of Investments October 31, 1997 (continued)

Shares     Issuer                                    Value (USD)
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
            Health Care/Health Care Services -- 2.8%
    2,980   Fresenius Medical Care AG, Ordinary
             Shares*                                  $  210,365
    3,800   Fresenius Medical Care AG,
             Preference Shares*                          216,367
            Machinery & Engineering Equipment -- 1.4%
      600   GEA AG, Ordinary Shares                      195,218
       40   GEA AG, Preference Shares                     12,829
                                                     -----------
            Total Germany                              1,677,883
                                                     -----------
           Greece -- 0.8%
            Construction -- 0.8%
    2,600   Titan Cement Company, SA                     127,221
                                                     -----------
           Ireland -- 3.3%
            Construction Materials -- 0.7%
     8,500  CRH PLC                                      102,484
            Food/Beverage Products -- 0.7%
   23,000   Greencore Group PLC                          109,149
            Real Estate -- 1.9%
   48,299   Green Property PLC                           283,474
                                                     -----------
           Total Ireland                                 495,107
                                                     -----------
           Italy -- 7.0%
            Banking -- 1.5%
   83,000   Banco Ambrosiano Veneto Spa, RNC             234,737
            Consumer Products -- 1.3%
   18,000   CSP International Industria Calze
             SPA*                                        198,621
            Oil & Gas -- 4.2%
   36,500   Ente Nazionale Idrocarburi Spa (ENI)         205,591
   75,500   Saipem SPA                                   424,594
                                                     -----------
           Total Italy                                 1,063,543
                                                     -----------
           Netherlands -- 7.5%
            Business Services -- 4.1%
   19,500   Brunel International NV*                     411,960
    6,400   Koninklijke Ahrend Groep NV                  213,364
            Computer Software -- 3.4%
    7,200   Baan Company, N.V.*                          510,119
                                                     -----------
           Total Netherlands                           1,135,443
                                                     -----------


                       See notes to financial statements.

Vista European Fund
Portfolio of Investments October 31, 1997 (continued)

Shares     Issuer                                 Value (USD)
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
           Poland -- 0.7%
            Banking -- 0.7%
    7,000   Bank Inicjatyw Gospodarczych BIG
             SA, GDR*                             $   105,452
                                                  -----------
           Portugal -- 2.0%
            Retailing -- 1.2%
    2,790   Estabelecimentos Jeronimo Martins &
             Filho, Sociedade Gestora de Part         182,571
            Telecommunications -- 0.8%
    2,850   Portugal Telecom SA*                      117,007
                                                  -----------
           Total Portugal                             299,578
                                                  -----------
           Spain -- 2.7%
            Business Services -- 0.9%
   12,600   Prosequr, CIA de Segkuridad SA,
            Registered                                141,291
            Construction -- 1.8%
    7,200   Fomento de Construcciones y
             Contratas SA                             264,997
                                                  -----------
           Total Spain                                406,288
                                                  -----------
           Switzerland -- 7.6%
            Electronics/Electrical Equipment -- 1.5%
      130   SEZ Holding AG                            220,641
            Pharmaceuticals -- 6.1%
      100   Ares-Serono Group, Class B                189,776
       85   Roche Holding AG                          749,023
                                                  -----------
           Total Switzerland                        1,159,440
                                                  -----------
           United Kingdom -- 31.0%
            Aerospace -- 1.2%
    6,643   British Aerospace PLC                     176,229
            Business Services -- 0.8%
   11,000   Delphi Group PLC                          128,383
            Construction -- 3.1%
   18,030   Berkeley Group PLC                        195,466
   50,500   Jarvis PLC                                275,221
            Diversified -- 0.9%
   35,615   Cookson Group PLC                         142,737


                       See notes to financial statements.

Vista European Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                  Value (USD)
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
             Financial Services -- 3.1%
    57,300   Legal & General Group PLC              $   466,019
             Food/Beverage Products -- 2.6%
    15,388   Allied Domecq PLC                          125,537
    44,000   Devro PLC                                  272,630
             Hotels/Other Lodging -- 1.0%
    62,436   Jarvis Hotels PLC                          152,860
             Insurance -- 3.9%
    19,000   General Accident PLC                       323,231
    27,900   Royal & Sun Alliance Insurance
              Group PLC                                  268,784
             Multi-Media -- 0.5%
     9,100   Carlton Communications PLC                  75,841
             Oil & Gas -- 5.0%
    22,431   British-Borneo Petro Syndica PLC           179,045
    81,398   Shell Transport & Trading PLC              577,038
             Real Estate -- 2.0%
    34,800   MEPC PLC                                   303,160
             Real Estate Investment Trust -- 0.8%
    86,674   TBI PLC                                    124,996
             Retailing -- 3.1%
    12,211   Boots Company, PLC                         174,870
    13,277   Great Universal Stores PLC                 157,297
    21,300   Safeway PLC                                138,675
             Shipping/Transportation -- 2.2%
    15,505   British Airport Authority PLC              143,002
    12,000   Railtrack Group PLC*                       191,770
             Telecommunications -- 0.8%
    21,700   Vodafone Group PLC                         119,264
                                                    -----------
            Total United Kingdom                      4,712,055
                                                    -----------
            Total Common Stock                       13,948,089
                                                    -----------
            (Cost $13,117,223)


                       See notes to financial statements.

Vista European Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                       Value (USD)
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
            Rights -- 0.0%
            --------------
            United Kingdom -- 0.0%
             Construction -- 0.0%
    4,006    The Berkeley Group PLC*                     $    5,508
                                                        -----------

Principal
 Amount
 (Local
Currency)
            Convertible Corporate Notes & Bonds -- 0.0%
            -------------------------------------------
            Germany -- 0.0%
             Automotive -- 0.0%
  $  4,800   Daimler-Benz AG, 5.75%, 06/14/02                 3,598
                                                        -----------
            (Cost $3,675)

            Corporate Notes & Bonds -- 1.3%
            -------------------------------
            Poland -- 1.3%
             Electronics/Electrical Equipment -- 1.3%
   340,000   Elektrim Spolka Akcyjna SA, 2.00%,
              5/30/04                                       194,243
            (Cost $214,025)
  -----------------------------------------------------------------
            Total Investments -- 93.2%                  $14,151,438
            (Cost $13,334,924)
  -----------------------------------------------------------------


                       See notes to financial statements.

                                    Unaudited
                                 About Your Fund

                           VISTA SOUTHEAST ASIAN FUND

 -----------------------------------------------------------------------------
                                   FUND FACTS
 -----------------------------------------------------------------------------

  Objective:                  Capital Growth

  Primary investments:        Stocks of Companies in the Pacific Rim,
                              Except Japan

  Suggested investment
  time frame:                 Long-Term

  Market benchmark:           MSCI Pacific Ex-Japan Index

  Lipper funds category:      Lipper Pacific Ex-Japan Funds Average

                              Class A         Class B
                             --------         -------
  Inception date:             11/2/95         11/3/95

  Newspaper symbol:           Not listed      Not listed

  As of October 31, 1997
  Net assets:                 $6.6 million    $1.1 million

 -----------------------------------------------------------------------------


PERFORMANCE

Vista Southeast Asian Fund, which seeks long-term growth of capital by investing in stocks of companies located in the Pacific Rim (excluding Japan), had a total return of -28.86% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
Despite relatively good country and individual stock selection throughout the reporting year, the Fund was unable to avoid the heavy losses in Southeast Asian equity markets. Obviously, these losses were particularly acute during the currency crisis that began with the Thai baht and subsequently spread to Malaysia, Indonesia and throughout the region.

Throughout most of the reporting year, the Fund emphasized investments in Hong Kong, the largest and most liquid equity market in the region. It should be noted that although Hong Kong stocks have been hit quite hard during the Asian volatility, the management team believes the country's fundamentals and financial system are in far better shape than those of other Asian markets. Singapore, too, exhibits stronger underlying fundamentals and therefore was overweighted. As usual during any time of volatility, the management team had used -- and expects to continue to use -- currency hedging and investment in dollar-based securities to seek to protect shareholders.

                                    Unaudited
                                 About Your Fund

                           VISTA SOUTHEAST ASIAN FUND

OUTLOOK
Moving forward, therefore, the management team is quite cautious and is maintaining a country-by-country and market-by-market approach that is closely tied to steps governments are taking to deal with the crisis. It's important to remember that, whenever there are sharp downturns in markets and regions, investors can be quite indiscriminate in punishing the good with the bad. The management team, therefore, is carefully identifying companies whose stocks it believes can perform well in the slower overall economic environment it anticipates going forward -- and whose stocks are trading at low levels relative to expected earnings growth.


                           VISTA SOUTHEAST ASIAN FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Cash/Other    28.23%
Investments   71.77%

                           VISTA SOUTHEAST ASIAN FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Australia           19.5%
Hong Kong           64.7%
Indonesia            2.0%
Malaysia             5.3%
Singapore            6.3%
Other                2.2%

                                    Unaudited
                                 About Your Fund

                           VISTA SOUTHEAST ASIAN FUND

 -----------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 10/31/97
 -----------------------------------------------------------------------------

   Citic Pacific Ltd.                                                7.27%
   Wharf (Holdings) Ltd.                                             6.87%
   Hutchison Whampoa                                                 6.71%
   Hongkong Land Holdings, Ltd.                                      4.64%
   Cheung Kong Holdings Ltd.                                         4.49%
   New World Development Co., Ltd  .                                 4.49%
   Sun Hung Kai Properties, Ltd.                                     4.41%
   Energy Equity Corp. Ltd.                                          4.05%
   Foster's Brewing Group, Ltd.                                      3.81%
   HSBC Holdings PLC                                                 3.80%

 -----------------------------------------------------------------------------
Top 10 holdings comprised 50.54% of the Fund's market value of investments. Fund holdings are subject to change at any time.

 -----------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97
 -----------------------------------------------------------------------------

                                           Without                  With
   Class A Shares                        Sales Charge            Sales Charge
   One Year                                -28.86%                 -32.24%
   Five Years                                 N/A                     N/A
   Since Inception (11/2/95)                -7.72%                  -9.94%
                                           Without                  With
   Class B Shares                           CDSC                    CDSC*
   One Year                                -29.48%                 -32.82%
   Five Years                                 N/A                    N/A
   Since Inception (11/3/95)                -8.43%                 -10.19%

 -----------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes a 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                                    Unaudited
                                 About Your Fund

                           VISTA SOUTHEAST ASIAN FUND

 -----------------------------------------------------------------------------
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                       VISTA SOUTHEAST ASIA FUND--CLASS A
                            AND ITS KEY BENCHMMARKS


                                  [LINE CHART]


[LINE CHART PLOT POINTS]
                   Southeast          Lipper Pacific             MSCI Pacific
                  Asian Fund        Ex-Japan Funds Avg.         Ex-Japan Index
11/95                9,525                10,000                    10,000
10/96               11,401                10,500                    11,011
10/31/97             8,111                 7,993                     8,180

 -----------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Southeast Asia Fund, the Lipper Pacific Ex-Japan Funds Average and the MSCI Pacific Ex-Japan Index from November 2, 1995 to October 31, 1997. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Pacific Ex-Japan Funds Average represents the average performance of a universe of 81 actively managed mutual funds that invest in Asian stock markets with exception of Japan. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Pacific Ex-Japan Index is unmanaged and is a replica (or model) of the performance of the Pacific regional equity markets, excluding Japan. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations.

Vista Southeast Asian Fund
Portfolio of Investments October 31, 1997

Shares     Issuer                                Value (USD)
------------------------------------------------------------
Long-Term Investments -- 81.3%
------------------------------------------------------------
           Common Stock -- 80.9%
           ---------------------
           Australia -- 15.8%
            Banking -- 1.2%
    8,000   Commonwealth Bank of Australia       $    92,198
            Diversified -- 3.0%
  195,000   Futuris Corp. Ltd.                       228,168
            Entertainment/Leisure -- 1.8%
   29,000   TABCORP Holdings Ltd.                    133,278
            Food/Beverage Products -- 3.0%
  124,000   Foster's Brewing Group, Ltd.             235,992
            Insurance -- 2.2%
   97,000   National Mutual Holdings, Ltd.           167,514
            Multi-Media -- 1.3%
   17,000   Publishing & Broadcasting Ltd.            98,859
            Oil & Gas -- 3.3%
  345,000   Energy Equity Corp. Ltd.*                250,477
                                                 -----------
           Total Australia                         1,206,486
                                                 -----------
           Hong Kong -- 52.6%
            Banking -- 5.3%
   75,000   Guoco Group Ltd.                         163,982
   10,400   HSBC Holdings PLC                        235,462
            Business Services -- 2.1%
  140,000   Cosco Pacific Ltd.                       163,012
            Consumer Products -- 1.0%
   60,000   Guangdong Kelon Elec Holding,
             Class H                                  76,072
            Diversified -- 13.2%
   94,000   Citic Pacific Ltd.+                      449,964
  224,000   Guangdong Investments, Ltd.              142,726
   60,000   Hutchison Whampoa+                       415,292
            Food/Beverage Products -- 0.1%
   28,000   Guangdong Brewery Holdings, Ltd.*          5,144
            Manufacturing -- 2.2%
   38,000   Shanghai Industrial Holdings Ltd.        169,118
            Real Estate -- 28.7%
   40,000   Cheung Kong Holdings, Ltd.               278,155
  138,000   China Resources Beijing Land              56,239
   42,000   China Resources Enterprises Ltd.         115,195


                       See notes to financial statements.

Vista Southeast Asian Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                      Value (USD)
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
    24,000   Henderson Land Development
              Company, Ltd.                              $  132,893
   307,120   HKR International, Ltd.                        202,641
   125,000   Hongkong Land Holdings, Ltd.*                  287,500
    79,000   New World Development Company,
              Ltd.+                                         278,000
    37,000   Sun Hung Kai Properties, Ltd.                  272,851
   208,000   Wharf (Holdings) Ltd.                          425,176
   116,000   Wheelock & Co., Ltd.                           132,065
                                                        -----------
            Total Hong Kong                               4,001,487
                                                        -----------
            India -- 0.5%
             Utilities -- 0.5%
     2,600   BSES Ltd., GDR*                                 41,990
                                                        -----------
            Indonesia -- 1.6%
             Diversified -- 0.5%
    46,000   PT Bimantara Citra                              42,108
             Telecommunications -- 1.1%
    87,000   PT Telekomunikasi Indonesia                     80,846
                                                        -----------
            Total Indonesia                                 122,954
                                                        -----------
            Korea -- 0.1%
             Telecommunications -- 0.1%
       223   Sungmi Telecom Electronics Co.                  10,863
                                                        -----------
            Malaysia -- 4.0%
             Agricultural Production/Services -- 1.8%
    60,000   Kumpulan Guthrie Bhd.                           49,791
    37,000   Malakoff Bhd.                                   88,358
             Construction -- 0.8%
    85,000   Sunway Building Technology Bhd.                 58,612
             Construction Materials -- 1.4%
   165,000   Sungei Way Holdings Bhd.                       108,359
                                                        -----------
            Total Malaysia                                  305,120
                                                        -----------
            Philippines -- 0.7%
             Diversified -- 0.5%
   493,430   Metro Pacific Corp.                             32,919
             Utilities -- 0.2%
     5,850   Manila Electric Co.                             17,860
                                                        -----------
            Total Philippines                                50,779
                                                        -----------


                       See notes to financial statements.

Vista Southeast Asian Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                  Value (USD)
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
            Singapore -- 5.1%
             Banking -- 1.8%
    25,000   Overseas Chinese Banking Corp.
              (Foreign)                                  139,064
             Business Services -- 1.0%
    22,000   Venture Manufacturing Ltd.                   75,524
             Real Estate -- 2.3%
   136,000   Wing Tai Holdings Ltd.                      172,916
                                                       ---------
            Total Singapore                              387,504
                                                       ---------
            Thailand -- 0.5%
             Food/Beverage Products -- 0.3%
    19,000   Thai Theparos Food Product Public
              Co. Ltd. (Foreign)                          21,767
             Printing & Publishing -- 0.2%
     5,000   Siam Sport Syndicate Public Co., Ltd.
              (Foreign)                                   12,431
                                                       ---------
            Total Thailand                                34,198
                                                       ---------
            Total Common Stock                         6,161,381
                                                       ---------
            (Cost $8,569,394)
            Warrants -- 0.4%
            ----------------
            Hong Kong -- 0.1%
             Financial Services -- 0.1%
    44,600   Guangdong Investment, 8.00,
              Expires 07/30/99*                            6,924
                                                       ---------
            Malaysia -- 0.3%
             Construction -- 0.3%
    80,000   Sunway Building Technology, Bhd.,
              Expires 07/30/01*                           22,687
                                                       ---------
            Total Warrants                                29,611
            (Cost $83,371)
   -------------------------------------------------------------
            Total Investments -- 81.3%                $6,190,992
            (Cost $8,652,765)
   -------------------------------------------------------------


                       See notes to financial statements.

Vista Southeast Asian Fund
Portfolio of Investments October 31, 1997 (continued)

Short Index Futures
-------------------

               Expiration  Number of     Original      Value at     Unrealized
 Description      Date     Contracts       Cost        10/31/97    Appreciation
-------------------------------------------------------------------------------
Hang Seng        Nov. 97      15        $1,073,291    $1,027,557     $45,734
-------------------------------------------------------------------------------


                       See notes to financial statements.

                                    Unaudited
                                 About Your Fund

                                VISTA JAPAN FUND

   ---------------------------------------------------------------------------
                                   FUND FACTS
   ---------------------------------------------------------------------------

     Objective:                  Capital Growth

     Primary investments:        Stocks of Companies Located in Japan

     Suggested investment
     time frame:                 Long-Term

     Market benchmark:           Tokyo SE (Topix) 1st Section

     Lipper funds category:      Japan Equity Funds Average
                                 Class A         Class B
                                 -------         -------
     Inception date:             11/2/95         11/3/95

     Newspaper symbol:           not listed      not listed

     As of October 31, 1997
     Net assets:                 $5.0 million    $1.9 million

   ---------------------------------------------------------------------------

PERFORMANCE
Vista Japan Fund, which seeks long-term growth of capital by investing in the stocks of companies located in Japan, provided shareholders with a total return of 3.49% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
The Fund's management team utilized Vista's international stock management system to deliver a positive total return during a year in which the broad Japanese market had a return of -22.11% as measured by the Tokyo SE (Topix) 1st
Section Index.

The management team correctly anticipated that the yen would fall against the dollar and, as such, made extensive use of currency hedging and dollar-based securities. Additionally, the positive performance was driven by investments in the stocks of large multinational exporting companies that benefited from the weaker yen as well as avoidance of financial stocks in light of ongoing turmoil in the Japanese banking sector. Prior to the sharp fall in Japanese securities, which began with reports of slower-than-expected second-quarter growth and worsened with the collapse of many Asian markets in late October, the management team had raised the Fund's dollar-denominated cash level, providing an additional cushion for shareholders.

                                    Unaudited
                                 About Your Fund

                                VISTA JAPAN FUND

OUTLOOK
Moving forward, Fund management expects to maintain the current cautious strategy until economic fundamentals in Japan improve. Several key interconnected problems--the health of the financial system, the lack of economic growth, turmoil in Asian export markets and poor consumer confidence--must be resolved before Japanese markets can fully stabilize and realize the potential in the world's second-largest economy. In the meantime, the management team will rely on Vista's international stock management system to seek to protect and enhance shareholder return.


                                VISTA JAPAN FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Cash/Other      31.36%
Investments     68.64%



                                VISTA JAPAN FUND
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Apparel                             2.4%
Automotive                          8.5%
Banking                             3.4%
Computer Software                   4.4%
Diversified                         2.4%
Entertainment/Leisure               2.2%
Financial Services                  5.9%
Manufacturing                      11.9%
Pharmaceuticals                     4.1%
Real Estate                         6.3%
Retailing                           5.6%
Telecommunications                  2.5%
Electronics/Electrical Equipment   22.0%
Consumer Products                     9%
Photographic Equipment              3.7%
Other                               5.7%

                                    Unaudited
                                 About Your Fund

                                VISTA JAPAN FUND

   ---------------------------------------------------------------------------
                         TOP 10 HOLDINGS AS OF 10/31/97
   ---------------------------------------------------------------------------
     Murata Mfg. Co. Ltd.                                           5.04%
     Sankyo Co. Ltd.                                                4.10%
     Sony Corp.                                                     3.96%
     Acom Co., Ltd.                                                 3.86%
     Fuji Photo Film Co.                                            3.75%
     Keyence Corp.                                                  3.41%
     Matsushita Electric Industrial Co., Ltd  .                     3.13%
     Citizen Watch Co.                                              3.04%
     Futaba Corp.                                                   3.02%
     Fuji Machine Mfg., Co.                                         3.00%

   ---------------------------------------------------------------------------
Top 10 holdings comprised 36.31% of the Fund's market value of investments. Fund holdings are subject to change at any time.

   ---------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97
   ---------------------------------------------------------------------------

                                             Without               With
     Class A Shares                        Sales Charg         Sales Charge
     One Year                                  3.49%              -1.43%
     Five Years                                 N/A                 N/A
     Since Inception (11/2/95)                -1.27%              -3.64%
                                             Without               With
     Class B Shares                            CDSC                CDSC*
     One Year                                  2.72%              -2.28%
     Five Years                                N/A                  N/A
     Since Inception (11/3/95)                -2.00%              -3.94%

   ---------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period, and a 4% CDSC for the period since inception.

                                    Unaudited
                                 About Your Fund

                                VISTA JAPAN FUND

   ---------------------------------------------------------------------------
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                           VISTA JAPAN FUND--CLASS A
                             AND ITS KEY BENCHMARKS
   ---------------------------------------------------------------------------


                                  [LINE CHART]


[LINE CHART PLOT POINTS]
                               Lipper Japan Equity           Tokyo SE (Topix)
             Japan Fund           Funds Average             1st Section Index
11/95           9,525                 10,000                      10,000
10/96           8,972                  9,909                       9,877
10/31/97        9,285                  8,746                       7,912

   ---------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista Japan Fund, the Lipper Japan Equity Funds Average and the Tokyo SE (Topix) 1st. Section from November 2, 1995 to October 31, 1997. The performance of the Fund assumes the reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper Japan Equity Funds Average represents the average performance of a universe of 34 actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Tokyo SE (Topix), also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is unmanaged and reflects reinvestment of dividends. An individual cannot invest in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the Unites States and other nations.

Vista Japan Fund
Portfolio of Investments October 31, 1997

Shares     Issuer                                         Value
------------------------------------------------------------------
Long-Term Investments -- 70.0%
------------------------------------------------------------------
           Common Stock -- 70.0%
           ---------------------
           Japan -- 70.0%
            Apparel -- 1.7%
    3,200   World Co., Ltd.                             $  118,400
                                                        ----------
            Automotive -- 5.9%
    4,000   Honda Motor Co. Ltd.                           134,697
    4,000   Keihin Corp.                                    54,544
   12,000   Sanden Corp.                                    80,319
    5,000   Toyota Motor Corp.                             139,270
                                                        ----------
                                                           408,830
                                                        ----------
            Banking -- 2.4%
    3,000   Bank of Tokyo-Mitsubishi                        39,162
    4,000   Mitsubishi Trust & Banking Corp.                49,223
   10,000   Sumitomo Trust & Banking                        76,245
                                                        ----------
                                                           164,630
                                                        ----------
            Computer Software -- 3.1%
    3,000   Capcom Co., Ltd.                                49,888
    2,500   Konami Co., Ltd.                                76,910
    2,900   Meitec                                          85,599
                                                        ----------
                                                           212,397
                                                        ----------
            Computers/Computer Hardware -- 0.6%
    4,000   Fujitsu Ltd.                                    43,901
                                                        ----------
            Consumer Products -- 6.3%
   23,000   Citizen Watch Co.                              146,870
    7,000   KAO Corp.                                       97,780
    2,300   Sony Corp.                                     191,045
                                                        ----------
                                                           435,695
                                                        ----------
            Diversified -- 1.7%
   15,000   Mitsui & Co.                                   113,869
                                                        ----------
            Electronics/Electrical Equipment -- 15.5%
    3,000   Futaba Corp.                                   145,922
    1,100   Keyence Corp.                                  164,630
    9,000   Matsushita Electric Industrial Co., Ltd.       151,160
    6,000   Murata Manufacturing Co., Ltd.                 243,452
    1,000   Rohm Company                                    98,944
    1,600   SMC Corp.                                      138,355


                       See notes to financial statements.

Vista Japan Fund
Portfolio of Investments October 31, 1997 (continued)

Shares     Issuer                                   Value
-----------------------------------------------------------
Long-Term Investments -- (continued)
-----------------------------------------------------------
    5,000   Sumitomo Electric Industries         $   66,101
    6,000   Tokin Corp.                              52,881
                                                 ----------
                                                  1,061,445
                                                 ----------
            Entertainment/Leisure -- 1.5%
    3,000   Shimano Inc.                             61,112
      330   Toho Co., Ltd.                           43,352
                                                 ----------
                                                    104,464
                                                 ----------
            Financial Services -- 4.1%
    3,400   Acom Co., Ltd.                          186,580
    3,700   Credit Saison Co., Ltd.                  99,368
                                                 ----------
                                                    285,948
                                                 ----------
            Insurance -- 1.3%
    9,000   Tokio Marine & Fire Insurance Co.        89,798
                                                 ----------
            Machinery & Engineering
            Equipment -- 1.0%
   15,000   Tokyo Kikai Seisakusho                   69,843
                                                 ----------
            Manufacturing -- 8.3%
    5,000   Fuji Machine Manufacturing Co.          145,090
    6,000   Komori Corp.                            109,753
    7,000   Lintec Corp.                            115,241
    8,000   Nitto Denko Corp.                       144,342
    1,500   Shima Seiki Manufacturing, Ltd.          61,112
                                                 ----------
                                                    575,538
                                                 ----------
            Pharmaceuticals -- 2.9%
    6,000   Sankyo Co. Ltd.                         198,054
                                                 ----------
            Photographic Equipment -- 2.6%
    5,000   Fuji Photo Film Co.                     181,259
                                                 ----------
            Real Estate -- 4.4%
   15,000   Hankyu Realty                            97,406
    7,000   Mitsubishi Estate Co., Ltd.              88,468
    6,000   Mitsui Fudosan                           67,847
    2,000   Tachihi Enterprise Co. Ltd.              48,557
                                                 ----------
                                                    302,278
                                                 ----------


                       See notes to financial statements.

Vista Japan Fund
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                      Value
-------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------
             Retailing -- 3.9%
3,740        Fast Retailing Co., Ltd.              $   69,968
2,000        Ito-Yokado Co. Ltd.                       99,443
2,700        Matsumotokiyoshi                          98,778
                                                   ----------
                                                      268,189
                                                   ----------
             Shipping/Transportation -- 1.1%
6,000        Yamato Transport Co., Ltd.                76,328
                                                   ----------
             Telecommunications -- 1.7%
7,000        Nippon Comsys Corp.                       84,975
    8        Nippon Telegraph & Telephone Corp.        33,924
                                                   ----------
                                                      118,899
-------------------------------------------------------------
            Total Investments -- 70.0%             $4,829,765
            (Cost $5,260,737)
-------------------------------------------------------------

Short Index Futures
-------------------

                            Number
               Expiration     of       Original   Value at    Unrealized
 Description      Date     Contracts     Cost     10/31/97   Appreciation
-------------------------------------------------------------------------
SMX
Nikkei 225    Dec. 1997       10        $684,086   $611,167     $72,919
-------------------------------------------------------------------------

# -- Security may only be sold to qualified institutional buyers.
* -- Non income producing security.
+ -- All or a portion of this security is pledged to cover financial futures contract.
ADR -- American Depository Receipt.
GDR -- Global Depositary Receipt.
HKD -- Hong Kong Dollar.


                       See notes to financial statements.

                                    Unaudited
                                 About Your Fund

                         VISTA INTERNATIONAL EQUITY FUND

  -------------------------------------------------------------------------
                                   FUND FACTS
  -------------------------------------------------------------------------

    Objective:                     Capital Growth

   Primary investments:           Common Stocks of Established
                                   Overseas Companies
    Suggested investment
    time frame:                    Long-Term

    Market benchmark:              MSCI EAFE Index

    Lipper funds category:         International Funds Average
                                   Class A             Class B
                                   -------             -------
    Inception date:                12/31/92            11/4/93

    Newspaper symbol:              Intl Eq             Intl Eq

    As of October 31, 1997
    Net assets:                    $23.3 million       $8.0 million

  -------------------------------------------------------------------------

PERFORMANCE
Vista International Equity Fund, which seeks long-term growth of capital by investing in the common stocks of established overseas companies, provided shareholders with a total return of 2.27% (Class A shares, without sales charges) for the year ended October 31, 1997.

STRATEGY
Throughtout the reporting year, the Fund benefited from a sharply underweight position in the poorly-performing Japanese market and an overweight position in European equities, particularly those of restructuring companies. Within the emerging markets, the Fund's growing holdings in Latin American companies generally proved helpful to performance as Brazil and Mexico, in particular, advanced. Despite these good asset allocation decisions, overall performance was significantly held back by the Fund's Southeast Asian positions.

The Fund was not immune to the sharp downturn in world equity markets at the end of October, and this had the effect of reducing the annual return substantially. For American investors, these losses were further compounded by the fact that most global currencies fell relative to the dollar, although the management team's currency stance did provide a small measure of relief.

                                    Unaudited
                                 About Your Fund

                         VISTA INTERNATIONAL EQUITY FUND

OUTLOOK
Moving forward, the management team believes that European markets may continue to provide the best relative values in the world and, therefore, expects to continue overweighting European equities in the portfolio. Although markets elsewhere remain highly volatile, Vista's international stock management system provides valuable tools to analyze the relative values of markets, seek to protect shareholders from the negative effects of currency fluctuations and pick individual companies based on valuation and earnings growth. It's a challenging time to invest internationally, but one which may hold a great deal of promise for long-term investors willing to stay the course.


                        VISTA INTERNATIONAL EQUITY FUND
                   COMPOSITION OF TOTAL ASSETS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Cash/Other       0.15%
Investments     99.85%


                      VISTA INTERNATIONAL EQITY PORTFOLIO
           COMPOSITION OF MARKET VALUE OF INVESTMENTS AS OF 10/31/97


                                  [PIE CHART]


[PIE CHART PLOT POINTS]
Austria            4.0%
Brazil             4.5%
Finland            2.9%
France            12.2%
Germany            8.5%
Ireland            3.2%
Italy              3.7%
Japan             16.9%
Mexico             2.9%
Netherlands        6.9%
Spain              2.4%
Switzerland        5.4%
United Kingdom    20.7%
Other              5.8%

                                    Unaudited
                                 About Your Fund

                         VISTA INTERNATIONAL EQUITY FUND

    ------------------------------------------------------------------------
                   PORTFOLIO'S TOP 10 HOLDINGS AS OF 10/31/97
    ------------------------------------------------------------------------
      Royal and Sun Alliance Ins. Group PLC                       4.91%
      Roche Holding AG                                            3.68%
      Baan Company, NV                                            2.80%
      Telecomunicacocs Brasileiras SA, ADR                        2.79%
      British-Borneo Petro Syndicate PLC.                         2.64%
      France Telecom, SA                                          2.29%
      Cookson Group PLC.                                          2.16%
      Dresdner Bank AG                                            2.14%
      Fresenius Medical Care AG                                   2.11%
      Koninklijke Ahrend Groep NV                                 2.09%

    ------------------------------------------------------------------------

Top 10 holdings comprised 27.61% of the Portfolio's market value of investments. Fund holdings are subject to change at any time.

    ------------------------------------------------------------------------
            THE FUND'S AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/97+
     ------------------------------------------------------------------------
                                        Without               With
  Class A Shares                      Sales Charge        Sales Charge
  One Year                               2.27%               -2.58%
  Five Years                              N/A                 N/A
  Since Inception (12/31/92)             5.47%                4.41%
                                        Without               With
  Class B Shares                          CDSC                CDSC*
  One Year                               1.74%               -3.26%
  Five Years                              N/A                 N/A
  Since Inception (12/31/92)+            5.02%                4.50%

    ------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

The Fund is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

* Assumes 5% CDSC for the one year period, and a 2% CDSC for the period since inception.

+ The Fund commenced operations on 12/31/92. Class B shares were introduced on 11/4/93. Investors should note that information presented for Class B prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

                                    Unaudited
                                 About Your Fund

                         VISTA INTERNATIONAL EQUITY FUND

    ------------------------------------------------------------------------
                 GROWTH OF HYPOTHETICAL $10,000 INVESTMENTS IN
                    VISTA INTERNATIONAL EQUITY FUND--CLASS A
                             AND ITS KEY BENCHMARKS
    ------------------------------------------------------------------------


                                  [LINE CHART]


[LINE CHART PLOT POINTS]
               International       Lipper International              MSCI
                Equity Fund            Funds Average              EAFE Index
12/92              9,525                   10,000                   10,000
10/93             11,258                   12,947                   13,580
10/94             11,777                   14,330                   14,989
10/95             11,638                   14,182                   14,980
10/96             12,049                   15,738                   16,594
10/31/97          12,323                   17,312                   17,410

    ------------------------------------------------------------------------

Source: Lipper Analytical Services, Inc. Past performance is not indicative of future results. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A Shares of Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 31, 1992 to October 31, 1997. The performance of the Fund assumes reinvestment of all dividends and capital gains and includes a 4.75% sales charge. The performance of the average and the index does not include a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains on the securities included in the benchmark.

The Fund is currently waiving fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Lipper International Funds Average represents the average performance of a universe of 476 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. The Index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Vista Mutual Funds
Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------

                                                                   Vista                          Vista
                                                     Vista       Southeast        Vista       International
                                                   European        Asian          Japan          Equity
                                                     Fund          Fund           Fund            Fund
                                                  -----------  -----------     ----------      ------------
ASSETS:
  Investments, at value (Note 1) ...............  $14,151,438  $ 6,190,992     $4,829,765      $31,411,576
  Cash   .......................................      637,269      767,048      1,660,223               --
  Foreign Currency (Cost $387,774;
   $591,076; $80,874)...........................      383,143      581,665         80,969               --
  Receivables:
   Open forward currency contracts  ............       33,115        2,062             --               --
   Investment securities sold ..................      460,565    1,009,981        376,411               --
   Interest and dividends  .....................       54,482       30,654          8,056               --
   Trust shares sold ...........................       46,015       38,516             --           20,812
   Expense reimbursement from
    Distributor   ..............................        2,407           --             --               --
  Other assets .................................        1,937        5,134         81,223           25,834
                                                  -----------  -----------     ----------     ------------
    Total assets  ..............................   15,770,371    8,626,052      7,036,647       31,458,222
                                                  -----------  -----------     ----------     ------------
LIABILITIES:
  Payable for investment securities
   purchased   .................................      400,364      784,673             --               --
  Payable for Trust shares redeemed ............        1,044      136,018         58,731           94,250
  Payable for open forward currency
   contracts   .................................       88,673        2,615         30,140               --
  Accrued liabilities: (Note 2)
   Administration fees  ........................        1,974        1,410             --               --
   Distribution fees ...........................        4,237        2,977          2,427           10,422
   Shareholder servicing fees ..................          462          318            423            6,824
   Custodian   .................................       10,227        3,379          3,379               --
   Other .......................................       80,571       77,000         40,829           90,682
                                                  -----------  -----------     ----------     ------------
    Total Liabilities   ........................      587,552    1,008,390        135,929          202,178
                                                  -----------  -----------     ----------     ------------
NET ASSETS:
  Paid in capital ..............................   12,268,543   11,354,389      7,578,239       29,821,236
  Accumulated undistributed net
   investment income (loss)   ..................      271,752         (388)       180,922          222,936
  Accumulated undistributed net realized
   gain (loss) on investment transactions       .   1,881,491   (1,307,405)      (470,466)         676,738
  Net unrealized appreciation (depreciation)
   of investments, futures and forward
   exchange contracts   ........................      761,033   (2,428,938)      (387,977)         535,134
                                                  -----------  -----------     ----------     ------------
  Net Assets:  .................................  $15,182,819  $ 7,617,662     $6,900,718      $31,256,044
                                                  ===========  ===========     ==========     ============
   Class A Shares ..............................  $12,965,301  $ 6,566,448     $5,007,580      $23,266,560
   Class B Shares ..............................  $ 2,217,518  $ 1,051,214     $1,893,138      $ 7,989,484
  Shares of beneficial interest outstanding
   ($.001 par value; unlimited number
   of shares authorized):
   Class A Shares ..............................      919,427      813,970        526,255        1,921,189
   Class B Shares ..............................      159,235      132,180        200,943          668,972
Class A Shares:
  Net asset value and redemption price
   per share*  .................................  $     14.10  $      8.07     $     9.52      $     12.11
  Maximum offering price per share (net
   asset value per share/95.25%) ...............  $     14.80  $      8.47     $     9.99      $     12.71
Class B Shares:
  Net asset value and offering price per
   share*   ....................................  $     13.93  $      7.95     $     9.42      $     11.94
                                                  ===========  ===========     ==========     ============
  Cost of Investments   ........................  $13,334,924  $ 8,652,765     $5,260,737               --
                                                  ===========  ===========     ==========     ============

--------------
* Net assets/shares outstanding



                       See notes to financial statements.

Vista Mutual Funds
Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------

                                                                Vista                              Vista
                                                Vista         Southeast          Vista         International
                                              European          Asian            Japan            Equity
                                                Fund             Fund             Fund             Fund
                                             -----------      ------------     ---------       -------------
INVESTMENT INCOME:
  Dividend  ..............................    $  243,292      $    227,652     $  15,184        $       --
  Interest  ..............................        21,047            60,424        31,773                --
  Investment income from Portfolio  ......            --                --            --           599,947
  Foreign taxes withheld   ...............       (29,621)          (12,763)       (2,278)          (66,777)
  Expenses from Portfolio  ...............            --                --            --          (260,346)
                                              ----------      ------------     ---------        ----------
   Total investment income ...............       234,718           275,313        44,679           272,824
                                              ----------      ------------     ---------        ----------
EXPENSES: (Note 2)
  Shareholder servicing fees  ............         3,107             4,363         1,886            81,125
  Administration fees   ..................        16,894            18,888         8,267            32,450
  Distribution fees  .....................        34,371            40,207        17,551           123,071
  Investment Advisory fees ...............       112,618           125,923        55,120                --
  Custodian fees  ........................        21,275            33,890        15,805                --
  Printing and postage  ..................        12,256            14,586         5,423            10,577
  Professional fees  .....................        18,291            20,855        17,626            19,998
  Registration costs .....................        35,519            31,232        18,892             6,261
  Transfer agent fees   ..................        52,667            66,642        41,542           162,251
  Trustees fees and expenses  ............           563               630           276               973
  Other  .................................        21,418            14,259        15,984            20,227
                                              ----------      ------------     ---------        ----------
   Total expenses ........................       328,979           371,475       198,372           456,933
                                              ----------      ------------     ---------        ----------
Less amounts waived (Note 2E) ............       122,150           138,009        63,387            24,366
Less expenses borne by the
Distributor ..............................            --                --        32,867                --
                                              ----------      ------------     ---------        ----------
    NET EXPENSES  ........................       206,829           233,466       102,118           432,567
                                              ----------      ------------     ---------        ----------
    Net investment income (loss) .........        27,889            41,847       (57,439)         (159,743)
                                              ----------      ------------     ---------        ----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
  Investments  ...........................     1,995,792        (1,124,154)     (399,372)          859,928
  Futures transactions  ..................            --          (177,380)      108,817            70,550
  Foreign currency transactions  .........       223,071          (101,201)      309,506           270,106
  Change in net unrealized
   appreciation/depreciation on:
    Investments ..........................       388,468        (2,839,003)      (35,717)           (2,047)
    Futures transactions .................            --            47,559        72,919                --
    Foreign currency transactions ........       (66,193)          (13,019)     (140,495)               --
                                              ----------      ------------     ---------        ----------
  Net realized and unrealized gain
   (loss)   ..............................     2,541,138        (4,207,198)      (84,342)        1,198,537
                                              ----------      ------------     ---------        ----------
  Net increase (decrease) in net assets
   from operations   .....................    $2,569,027      $ (4,165,351)    $(141,781)       $1,038,794
                                              ==========      ============     =========        ==========


                       See notes to financial statements.

Vista Mutual Funds
Statement of Changes in Net Assets For the periods indicated
--------------------------------------------------------------------------------

                                                                  Vista                         Vista
                                                                 European                  Southeast Asian
                                                                  Fund*                         Fund*
                                                        -------------------------   ----------------------------
                                                                         Year Ended October 31,
                                                           1997          1996          1997             1996
                                                        -----------    ----------   ------------      ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income  ..............................  $    27,889    $   77,290   $     41,847      ($  14,599)
 Net realized gain (loss) on investments, futures and
  foreign currency transactions  .....................    2,218,863       502,136     (1,402,735)        544,179
 Change in net unrealized appreciation/depreciation
  on investments, futures and foreign exchange  ......      322,275       438,666     (2,804,463)        375,527
                                                        -----------    ----------   ------------       ---------
 Increase (decrease) in net assets from operations ...    2,569,027     1,018,092     (4,165,351)        905,107
                                                        -----------    ----------   ------------       ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
(Note 1.C.3):
 Net investment income  ..............................       59,310       (44,714)            --              --
 Net realized gain on investment transactions   ......      568,911            --       (535,632)             --
 Tax return of capital  ..............................           --            --        (19,890)             --
                                                        -----------    ----------   ------------       ---------
 Total distributions .................................     (628,221)      (44,714)      (555,522)             --
                                                        -----------    ----------   ------------       ---------
 Net increase (decrease) in net assets from shares of
  beneficial interest transactions  ..................    6,693,863     5,574,772      2,665,871       8,767,557
                                                        -----------    ----------   ------------       ---------
  Total increase (decrease)   ........................    8,634,669     6,548,150     (2,055,002)      9,672,664
NET ASSETS:
 Beginning of period .................................    6,548,150            --      9,672,664              --
                                                        -----------    ----------   ------------       ---------
 End of period .......................................  $15,182,819    $6,548,150   $  7,617,662      $9,672,664
                                                        ===========    ==========   ============      ==========
 Undistributed net investment income (loss)  .........  $   271,752    $   52,307   $       (388)     $     (181)

                                                                   Vista                         Vista
                                                                Japan Fund*            International Equity Fund
                                                        -------------------------     ---------------------------
                                                           1997           1996           1997             1996
                                                        ----------     ----------     ------------    -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income  ..............................  ($  57,439)    ($  42,663)    ($   159,743)   ($    24,797)
 Net realized gain (loss) on investments, futures and
  foreign currency transactions  .....................      18,951        (99,527)       1,200,584       3,616,790
 Change in net unrealized appreciation/depreciation
  on investments, futures and foreign exchange  ......    (103,293)      (284,684)          (2,047)     (2,436,093)
                                                         ----------     ----------     -----------     -----------
 Increase (decrease) in net assets from operations ...    (141,781)      (426,874)       1,038,794       1,155,900
                                                         ----------     ----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
(Note 1.C.3):
 Net investment income  ..............................    (113,008)            --          (70,477)       (143,398)
 Net realized gain on investment transactions   ......          --             --       (1,359,426)            (27)
 Tax return of capital  ..............................          --             --               --              --
                                                         ----------     ----------     -----------     -----------
 Total distributions .................................    (113,008)            --       (1,429,903)       (143,425)
                                                         ----------     ----------     -----------     -----------
 Net increase (decrease) in net assets from shares of
  beneficial interest transactions  ..................   2,213,206      5,369,175       (1,076,165)     (1,335,627)
                                                         ----------     ----------     -----------     -----------
  Total increase (decrease)   ........................   1,958,417      4,942,301       (1,467,274)       (323,152)
NET ASSETS:
 Beginning of period .................................   4,942,301             --       32,723,318      33,046,470
                                                         ----------     ----------     -----------     -----------
 End of period .......................................   $6,900,718     $4,942,301     $31,256,044     $32,723,318
                                                         ==========     ==========     ===========     ===========
 Undistributed net investment income (loss)  .........   $ 180,922      $     895      $   222,936     $   (66,746)

-------
* Fund commenced operations on November 2, 1995.

                       See notes to financial statements.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista European Fund ("VEF"), Vista Southeast Asian Fund ("VSEAF"), Vista Japan Fund ("VJF") and Vista International Equity Fund ("VIEF"), collectively, the "Funds", are four separate series of the Trust. VEF, VSEAF and VJF commenced operations on November 2, 1995. The Funds each offer two classes of shares. Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies follwed by the
Funds:

     A. VIEF

     Since inception, the VIEF has utilized the Master Feeder Fund Structure. VIEF seeks to achieve investment objective by investing all of its investable assets of the Fund in the International Equity Portfolio (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of October 31, 1997 VIEF owned 99.99% of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

        1. Valuation of Investments -- VIEF records its investments in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

        2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

        3. Investment Income -- VIEF records daily its pro-rata share of the Portfolio's income expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

     B. VEF, VSEAF and VJF

        1. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market.

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

        Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

        2. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

        3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled. At October 31, 1997, a portion of the foreign currency of the VSEAF and VJF is restricted in connection with futures transactions.

        The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

        The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatilty, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of long futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts as shown in the Portfolio of Investments at October 31, 1997. Use of short futures contracts subject the Fund to unlimited risk.

        4. Written Options -- When a fund writes an option on a futures contract, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain or loss if the cost of the closing transaction exceeds the premium received when the option was written.

        The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

        As of October 31, 1997, the Funds had no outstanding written options.

        5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

           a. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the valuation date.

           b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

        Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

        Reported realized foreign currency gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

        6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

        7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. General Policies

        1. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the VIEF have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

        2. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

        3. Distributions to Shareholders -- Dividends paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

        investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the funds are as follows:
        VEF accumulated undistributed net investment income was increased by $320,524 and undistributed net realized gain was decreased by $320,522; VSEAF paid in capital was decreased by $79,037, accumulated undistributed net investment income was decreased by $30,791 and undistributed net realized loss was decreased by $109,828; VJF paid in capital was decreased by $4,142, accumulated undistributed net investment income was increased by $350,474 and undistributed net realized loss was increased by $346,332; VIEF paid in capital was increased by $1,438, accumulated undistributed net investment income was increased by $519,902 and undistributed net realized gain was decreased $521,340. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

        4. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the VEF, VSEAF, and VJF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Advisor voluntarily waived all or a portion of its fees as outlined in Note 2.E below.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Fund, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

   B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds and Class A of VIEF, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B Shares of each Fund and for the Class A Shares of VIEF. No Shareholder Servicing Fees have been charged to Class A Shares of the VEF, VSEAF and VJF.

   Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the funds.

   C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

   owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

   The Distributor voluntarily waived all or a portion of the sub-administration fees as outlined in Note 2.E. below.

   D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VEF, VSEAF, and VJF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VIEF at the annual rate equal to 0.05% of the Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

   E. Waivers of fees -- For the year ended October 31, 1997, the Administrator and Investment Adviser voluntarily waived fees for each of the Funds as follows:

                                     VEF         VSEAF        VJF       VIEF
                                  --------     --------     -------    -------
   Fee Waivers
   -----------
   Administration ............    $  9,532     $ 12,086     $ 8,267    $24,366
   Investment Advisory  ......     112,618      125,923      55,120         --
                                  --------     --------     -------    -------
     Total  ..................    $122,150     $138,009     $63,387    $24,366
                                  ========     ========     =======    =======
   Distributor
   Reimbursement  ............          --           --     $32,867         --
                                  ========     ========     =======    =======

   F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   Chase provides portfolio accounting and custody services for VEF, VSEAF and VJF. Compensation for such services are presented in the Statement of Operations as custodian fees.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:



                                  VEF            VSEAF            VJF             VIEF
                              -----------     -----------     ----------      -------------
Purchases (excluding
  U.S. Government)  ......    $23,140,158     $27,034,535     $10,371,183                --
Sales (excluding U.S.
  Government) ............     17,814,015      25,124,436       9,576,401                --
Increases in Portfolio
  Investment  ............             --              --              --     $  21,245,996
Decreases in Portfolio
  Investment  ............             --              --              --       (23,628,198)

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Federal Income Tax Matters -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1997 are as follows:

                                             VEF               VSEAF             VJF
                                         -----------        -----------       ----------
Aggregate cost  .....................    $13,334,924        $ 8,652,765       $5,260,737
                                         -----------        -----------       ----------
Gross unrealized appreciation  ......    $ 1,303,711        $   121,885       $  181,341
Gross unrealized depreciation  ......       (487,197)        (2,583,658)        (612,470)
                                         -----------        -----------       ----------
Net unrealized appreciation
  (depreciation)   ..................    $   816,514       ($ 2,461,773)     ($  431,129)
                                         ===========        ===========       ==========

At October 31, 1997, the VSEAF, had a net capital loss carryover of approximately $1,300,000 which will be available to offset capital gains arising through October 31, 2005. At October 31, 1997, the VJF had a net capital loss carryover of approximately $460,000 which will be available to offset capital gains arising through October 31, 2004 and 2005. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:


                                                          Vista European Fund
                                    ------------------------------------------------------------
                                                 Year                            11/02/95*
                                                Ended                             through
                                               10/31/97                          10/31/96
                                    --------------------------          ------------------------
                                       Amount          Shares             Amount         Shares
            Class A                 ------------       -------          ----------       -------
Shares sold   ..................    $  6,046,866       475,708          $6,376,204       642,276
Shares issued in reinvestment of
  distributions  ...............         317,578        26,732               8,362           716
Shares redeemed  ...............      (1,468,167)     (113,203)           (991,677)     (112,802)
                                    ------------      --------          ----------      --------
Net increase (decrease) in Trust
  shares outstanding   .........    $  4,896,277       389,237          $5,392,889       530,190
                                    ============      ========          ==========      ========

                                                          Vista European Fund
                                    ------------------------------------------------------------
                                                 Year                           11/03/95**
                                                Ended                             through
                                               10/31/97                          10/31/96
                                    --------------------------          ------------------------
                                       Amount          Shares             Amount         Shares
            Class B                 ------------       -------          ----------       -------
Shares sold   ..................    $  1,973,442       156,388          $  186,865        16,436
Shares issued in reinvestment of
  distributions  ...............          25,246         2,139                 449            38
Shares redeemed  ...............        (201,102)      (15,254)             (5,431)         (512)
                                    ------------       -------          ----------        ------
Net increase (decrease) in Trust
  shares outstanding   .........    $  1,797,586       143,273          $  181,883        15,962
                                    ============       =======          ==========        ======

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                       Vista Southeast Asian Fund
                                   -------------------------------------------------------------
                                                 Year                           11/02/95*
                                                Ended                            through
                                               10/31/97                         10/31/96
                                    --------------------------         -------------------------
                                       Amount          Shares             Amount         Shares
            Class A                 ------------       -------         ------------     --------
Shares sold   ..................    $  5,782,426       482,047         $  9,712,207      895,578
Shares issued in reinvestment of
  distributions  ...............         336,152        28,019                   --           --
Shares redeemed  ...............      (3,889,478)     (401,922)          (2,159,565)    (189,753)
                                    ------------      --------         ------------     --------
Net increase (decrease) in Trust
  shares outstanding   .........    $  2,229,100       108,144         $  7,552,642      705,825
                                    ============      ========         ============     ========
                                                       Vista Southeast Asian Fund
                                   -------------------------------------------------------------
                                                 Year                           11/03/95**
                                                Ended                             through
                                               10/31/97                          10/31/96
                                    --------------------------          ------------------------
                                       Amount          Shares             Amount         Shares
            Class B                 ------------       -------          ----------       -------
Shares sold   ..................    $  1,737,310       150,937         $  1,414,580      119,531
Shares issued in reinvestment of
  distributions  ...............          64,154         5,396                   --           --

Shares redeemed  ...............      (1,364,693)     (126,869)            (199,665)     (16,815)
                                   -------------      --------        -------------     --------
Net increase (decrease) in Trust
  shares outstanding   .........    $    436,771        29,464         $  1,214,915      102,716
                                   =============      ========        =============     ========

                                                           Vista Japan Fund
                                  ------------------------------------------------------------
                                                 Year                           11/02/95*
                                                Ended                            through
                                               10/31/97                         10/31/96
                                    --------------------------         ------------------------
                                       Amount          Shares             Amount         Shares
            Class A                 ------------       -------         ----------       -------
Shares sold  .....................  $  1,738,000        173,318        $5,956,715       581,717
Shares issued in reinvestment
  of distributions ...............        22,242          2,417                --            --
Shares redeemed ..................    (1,482,838)      (157,103)         (768,571)      (74,093)
                                    ------------       --------        ----------       -------
Net increase (decrease) in
  Trust shares outstanding  ......  $    277,404         18,632        $5,188,144       507,624
                                    ============       ========        ==========       =======
                                                           Vista Japan Fund
                                   -------------------------------------------------------------
                                                 Year                           11/03/95**
                                                Ended                             through
                                               10/31/97                          10/31/96
                                    --------------------------          ------------------------
                                       Amount          Shares             Amount         Shares
            Class B                 ------------       -------          ----------       -------
Shares sold  .....................  $  2,065,148       196,578          $  221,292        21,331
Shares issued in reinvestment
  of distributions ...............         6,797           663                  --            --
Shares redeemed ..................      (136,143)      (13,584)            (40,261)       (4,046)
                                    ------------       -------          ----------        ------
Net increase (decrease) in
  Trust shares outstanding  ......  $  1,935,802       183,657          $  181,031        17,285
                                    ============       =======          ==========        ======

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                        Vista International Equity Fund
                                      --------------------------------------------------------------------
                                                                   Year Ended
                                      --------------------------------------------------------------------
                                                  10/31/97                              10/31/96
                                      -------------------------------       ------------------------------
             Class A                      Amount             Shares             Amount            Shares
                                      -------------        ----------       -------------       ----------
Shares sold  .....................    $  15,571,919         1,239,710       $  17,914,479        1,456,995
Shares issued in reinvestment
  of distributions ...............          981,769            80,407             116,872            9,707
Shares redeemed ..................      (17,919,728)       (1,410,777)        (20,230,065)      (1,640,951)
                                      -------------        ----------       -------------       ----------
Net increase (decrease) in
  Trust shares outstanding  ......    $  (1,366,040)          (90,660)      $  (2,198,714)        (174,249)
                                      =============        ==========       =============       ==========

                                                        Vista International Equity Fund
                                      ------------------------------------------------------------------
                                                                   Year Ended
                                      ------------------------------------------------------------------
                                                  10/31/97                            10/31/96
                                      -------------------------------       ----------------------------
             Class B                      Amount             Shares             Amount            Shares
                                      -------------        ----------       -------------        -------
Shares sold  .....................    $   5,139,431           415,783       $   3,728,205        305,390
Shares issued in reinvestment
  of distributions ...............          328,637            27,160               5,775            483
Shares redeemed ..................       (5,178,193)         (413,069)         (2,870,893)      (235,173)
                                      -------------        ----------       -------------       --------
Net increase (decrease) in
  Trust shares outstanding  ......    $     289,875            29,874       $     863,087         70,700
                                      =============        ==========       =============       ========

--------------
 * Fund commenced operations.
** Commenced offering class of shares.

6. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were open at October 31, 1997:


                                                 Vista European Fund
                           ---------------------------------------------------------------
                           Delivery                                                Net
                             Value                                  Market      Unrealized
                            (Local         Cost      Settlement     Value      Gain (Loss)
                           Currency)      (USD)         Date        (USD)         (USD)
                           -----------   ----------  ----------    ----------  -----------
Purchases
German Deutsche
 Mark  ..................    3,059,660   $1,752,232   12/17/97     $1,782,580    $ 30,348
French Franc ............      808,000      138,139   12/31/97        140,906       2,767
Sales
German Deutsche
 Mark  ..................    3,059,660    1,700,000   12/17/97      1,782,580     (82,580)
French Franc ............      808,000      136,411   12/31/97        140,906      (4,495)
British Pound   .........      170,000      283,475   11/03/97        285,073      (1,598)

                                              Vista Southeast Asian Fund
                           -----------------------------------------------------------------
Sales
Thai Baht ...............    3,334,800   $   83,349   11/04/97     $   81,287    $  2,062
Malaysian Ringgit  ......      350,000      101,863   11/04/97        104,478      (2,615)

                                                   Vista Japan Fund
                           -----------------------------------------------------------------
Sales
Japanese Yen ............  137,401,110   $1,134,000   11/28/97     $1,147,027   ($ 13,027)
Japanese Yen ............  138,280,224    1,088,000   11/28/97      1,105,113     (17,113)

Vista Mutual Funds
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Foreign Cash Positions

                                               Vista European Fund
                              --------------------------------------------------
                                                       Market     Net Unrealized
                                Local        Cost      Value       Gain (Loss)
          Currency             Currency      (USD)      (USD)         (USD)
-------------------------      ---------    --------   --------   --------------
German Deutsche Mark  ...        451,255    $269,898   $262,183     ($ 7,715)
Spanish Peseta  .........         21,133         142        145            3
French Franc ............         36,731       6,350      6,381           31
British Pound   .........         58,244      94,534     97,670        3,136
Greek Drachma   .........        154,612         541        568           27
Irish Punt   ............          1,275       1,902      1,918           16
Italian Lira ............      7,185,010       4,197      4,251           54
Dutch Guilder   .........          5,531       2,801      2,850           49
Portuguese Escudo  ......        466,895       2,897      2,657         (240)
Swedish Krona   .........         33,828       4,512      4,520            8
                                            --------   --------     --------
                                             387,774   $383,143     ($ 4,631)
                                            ========   ========     ========


                                      Vista Southeast Asian Fund
                          ---------------------------------------------------
                                                        Market    Net Unrealized
                                Local         Cost       Value      Gain (Loss)
          Currency             Currency       (USD)      (USD)        (USD)
----------------------------  -----------   --------   --------   --------------
Australian Dollar  ......          12,444   $  8,629   $  8,772      $  143
Hong Kong Dollar   ......       3,827,135    376,729    376,929         200
Indonesian Rupiah  ......             865         --         --          --
South Korean Won   ......     125,528,676    137,878    130,109      (7,769)
Malyasian Ringgit  ......          14,766      4,429      4,408         (21)
Philippines Peso   ......       2,140,282     62,535     60,503      (2,032)
Singapore Dollar   ......           1,441        846        916          70
Thai Baht ...............           1,157         30         28          (2)
                                            --------   --------     -------
                                            $591,076   $581,665     ($9,411)
                                            ========   ========     =======

                                            Vista Japan Fund
                          ---------------------------------------------------
Japanese Yen ............       9,738,171   $ 80,874   $ 80,969      $   95
                                            ========   ========      ========

8. Concentrations -- At October 31, 1997, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Substantially all of VSEAF's net assets consist of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain Asian securities may be subject to substantial governmental involvement in the economy and social economic and political uncertainty.

9. Retirement Plans -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                  Pension      Accrued Pension
                  Expenses       Liability
Fund:            ----------    ---------------
VEF .........      $143            $721
VSEAF  ......       207             748
VJF .........        96             384
VIEF   ......       334             838

Vista Mutual Funds
Financial Highlights
--------------------------------------------------------------------------------

                                                                           Vista European Fund
                                                           ---------------------------------------------------
                                                                   Class A                    Class B
                                                           -----------------------     -----------------------
                                                            Year        11/02/95*        Year       11/03/95**
                                                            Ended        Through        Ended        Through
                                                           10/31/97      10/31/96      10/31/97      10/31/96
                                                           --------     ---------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..................  $  11.99      $  10.00      $  11.93      $  9.97
                                                           --------      --------      --------      -------
 Income from Investment Operations:
  Net Investment Income .................................     0.048         0.146         0.047        0.066
  Net Gains or (Losses) in Securities (both realized and
   unrealized) ..........................................     3.014         1.929         2.888        1.961
                                                           --------      --------      --------      -------
  Total from Investment Operations  .....................     3.062         2.075         2.935        2.027
                                                           --------      --------      --------      -------
Less Distributions:
 Dividends from Net Investment Income  ..................     0.102         0.085         0.084        0.067
 Distributions from Realized Gains  .....................     0.850            --         0.850           --
 Tax return of Capital  .................................        --            --            --           --
                                                           --------      --------      --------      -------
Total Distributions  ....................................     0.952         0.085         0.934        0.067
                                                           --------      --------      --------      -------
Net Asset Value, End of Period   ........................  $  14.10      $  11.99      $  13.93      $ 11.93
                                                           ========      ========      ========      =======
Total Return (1)                                              28.19%        20.78%        27.25%       20.35%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...............  $ 12,965      $  6,358      $  2,218      $   190
 Ratio of Expenses to Average Net Assets #   ............      1.75%         1.75%         2.51%        2.47%
 Ratio of Net Investment Income to Average Net Assets #        0.32%         1.44%        (0.30%)       0.80%
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................      2.84%         3.49%         3.58%        3.83%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses to Average Net Assets #  ......     (0.77%)       (0.30%)       (1.37%)      (0.56%)
Portfolio Turnover Rate .................................       170%          186%          170%         186%
Commission rate per share  ..............................  $ 0.0364      $ 0.0242      $ 0.0364     $ 0.0242

                                                                          Vista Southeast Asian Fund
                                                           ------------------------------------------------------
                                                                   Class A                      Class B
                                                           ------------------------      ------------------------
                                                             Year         11/02/95*        Year        11/03/95**
                                                            Ended         Through         Ended         Through
                                                           10/31/97       10/31/96       10/31/97       10/31/96
                                                           --------       --------       --------       ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..................  $  11.97       $  10.00       $ 11.89       $  10.01
                                                           --------       --------       -------       --------
 Income from Investment Operations:
  Net Investment Income .................................     0.066         (0.013)        0.025         (0.055)
  Net Gains or (Losses) in Securities (both realized and
   unrealized) ..........................................    (3.305)         1.983       ( 3.315)         1.935
                                                           --------       --------       -------       --------
  Total from Investment Operations  .....................    (3.239)         1.970       ( 3.290)         1.880
                                                           --------       --------       -------       --------
Less Distributions:
 Dividends from Net Investment Income  ..................        --             --            --             --
 Distributions from Realized Gains  .....................     0.640             --         0.640             --
 Tax return of Capital  .................................     0.021             --          0.01             --
                                                           --------       --------       -------       --------
Total Distributions  ....................................     0.661             --         0.650             --
                                                           --------       --------       -------       --------
Net Asset Value, End of Period   ........................  $   8.07       $  11.97       $  7.95       $  11.89
                                                           ========       ========       =======       ========
Total Return (1)                                             (28.86%)        19.70%       (29.48)         18.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...............  $  6,566       $  8,451       $ 1,051       $  1,222
 Ratio of Expenses to Average Net Assets #   ............      1.75%          1.74%         2.50%          2.52%
 Ratio of Net Investment Income to Average Net Assets #        0.42%         (0.12%)       (0.23%)        (0.90%)
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................      2.84%          3.26%         3.60%          3.70%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses to Average Net Assets #  ......     (0.67%)        (1.64%)       (1.33%)        (2.08%)
Portfolio Turnover Rate .................................       234%           149%          234%           149%
Commission rate per share  ..............................  $ 0.0100       $ 0.0129       $0.0100       $ 0.0129

-------
(1) Total return figures do not include the effect of any sales load.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.

                       See notes to financial statements.
44

Vista Mutual Funds
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                             Vista Japan Fund
                                                           ---------------------------------------------------
                                                                    Class A                     Class B
                                                           ----------------------      -----------------------
                                                            Year        11/02/95*       Year        11/03/95**
                                                            Ended       Through         Ended        Through
                                                           10/31/97     10/31/96       10/31/97      10/31/96
                                                           --------     ---------      --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..................  $  9.42      $   10.00       $  9.35     $   10.00
                                                           -------      ---------       -------     ---------
 Income from Investment Operations:
  Net Investment Income .................................     0.078        (0.083)       (0.048)       (0.022)
  Net Gains or (Losses) in Securities (both realized and
   unrealized) ..........................................     0.242        (0.497)        0.298        (0.628)
                                                           --------     ---------       -------     ---------
  Total from Investment Operations  .....................     0.320        (0.580)        0.250        (0.650)
                                                           --------     ---------       -------     ---------
Less Distributions:
 Dividends from Net Investment Income  ..................     0.220            --         0.180            --
 Distributions from Realized Gains  .....................        --            --            --            --
                                                           --------     ---------       -------     ---------
Total Distributions  ....................................     0.220            --         0.180            --
                                                           --------     ---------       -------     ---------
Net Asset Value, End of Period   ........................  $   9.52     $    9.42       $  9.42     $    9.35
                                                           ========     =========       =======     =========
Total Return (1)                                               3.49%        (5.80%)        2.72%        (6.50%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...............  $  5,008     $   4,781       $ 1,893     $     162
 Ratio of Expenses to Average Net Assets #   ............      1.75%         1.75%         2.51%         2.52%
 Ratio of Net Investment Income to Average Net Assets #       (0.30%)       (0.91%)       (5.73%)       (0.40%)
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................      2.89%         3.60%         3.66%         4.00%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ...........................      (1.44%)      (2.76%)       (6.88%)       (1.88%)
Portfolio Turnover Rate .................................        217%          121%         217%          121%
Commission rate per share  ..............................  $  0.0582    $   0.0499      $0.0582     $  0.0499


                                                                    Vista International Equity Fund
                                                           ------------------------------------------------
                                                                                Class A
                                                           ------------------------------------------------
                                                                              Year Ended
                                                           ------------------------------------------------
                                                           10/31/97      10/31/96     10/31/95     10/31/94
                                                           --------      --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period   ..................  $  12.38      $  12.02    $   12.31     $   11.82
                                                           --------      --------    ---------     ---------
 Income from Investment Operations:
  Net Investment Income .................................    (0.046)@       0.056        0.039        (0.022)
  Net Gains or (Losses) in Securities (both realized and
   unrealized) ..........................................     0.330         0.367       (0.190)        0.566
                                                           --------      --------    ---------     ---------
  Total from Investment Operations  .....................     0.284         0.423       (0.151)        0.544
                                                           --------      --------    ---------     ---------
Less Distributions:
 Dividends from Net Investment Income  ..................     0.036         0.063           --            --
 Distributions from Realized Gains  .....................     0.520            --        0.137         0.054
                                                           --------      --------    ---------     ---------
Total Distributions  ....................................     0.556         0.063        0.137         0.054
                                                           --------      --------    ---------     ---------
Net Asset Value, End of Period   ........................  $  12.11      $  12.38    $   12.02     $   12.31
                                                           ========      ========    =========     =========
Total Return (1)                                               2.27%         3.53%       (1.19%)        4.61%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)  ...............  $ 23,267      $ 24,904    $  26,287     $  37,926
 Ratio of Expenses to Average Net Assets #   ............      2.01%         2.00%        2.01%         2.00%
 Ratio of Net Investment Income to Average Net Assets #       (0.36%)        0.03%       (0.10%)       (0.27%)
 Ratio of Expenses Without Waivers and Assumption of
  Expenses to Average Net Assets #  .....................      2.08%         2.86%        2.86%         2.86%
 Ratio of Net Investment Income Without Waivers and
  Assumptions of Expenses #   ...........................     (0.43%)       (0.89%)      (0.96%)       (1.13%)
Portfolio Turnover Rate .................................        --            --           --            --
Commission rate per share  ..............................        --            --           --            --

-------
(1) Total return figures do not include the effect of any sales load.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
  @ Calculated using average shares outstanding


                       See notes to financial statements.

Vista Mutual Funds
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                            Vista International Equity Fund
                                                                                      --------------------------------------------
                                                                                       Class A               Class B
                                                                                      ----------    ------------------------------
                                                                                       12/31/92*           Year Ended
                                                                                       Through     -------------------------------
                                                                                       10/31/93    10/31/97   10/31/96    10/31/95
                                                                                       ---------   --------   --------    --------
Per Share Operating Performance
Net Asset Value, Beginning of Period ................................................  $   10.00   $ 12.24    $  11.89    $ 12.23
                                                                                       ---------   -------    --------    -------
 Income from Investment Operations:
  Net Investment Income  ............................................................     (0.010)   (0.111)@     0.013     (0.026)
  Net Gains or (Losses) in Securities (both realized and unrealized)  ...............      1.830     0.330       0.350     (0.180)
                                                                                       ---------   -------    --------    -------
  Total from Investment Operations   ................................................      1.820     0.219       0.363     (0.206)
                                                                                       ---------   -------    --------    -------
Less Distributions:
 Dividends from Net Investment Income   .............................................         --        --          --         --
 Distributions from Realized Gains   ................................................         --     0.520       0.010      0.137
                                                                                       ---------   -------    --------    -------
Total Distributions   ...............................................................         --     0.520       0.010      0.137
                                                                                       ---------   -------    --------    -------
Net Asset Value, End of Period ......................................................  $   11.82   $ 11.94    $  12.24    $ 11.89
                                                                                       =========   =======    ========    =======
Total Return (1)                                                                           22.23%     1.74%       3.03%     (1.61%)

Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ..........................................  $ 14,290    $ 7,989    $  7,819    $ 6,759
 Ratio of Expenses to Average Net Assets # ..........................................      2.13%      2.51%       2.50%      2.50%
 Ratio of Net Investment Income to Average Net Assets #   ...........................     (0.14%)    (0.88%)     (0.43%)    (0.53%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets #      2.86%      2.61%       3.36%      3.36%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #  ......     (0.87%)    (0.98%)     (1.29%)    (1.40%)
Portfolio Turnover Rate  ............................................................                   --
Commission rate per share   .........................................................                   --


                                                                                      11/04/93**
                                                                                       Through
                                                                                       10/31/94
                                                                                      ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period ................................................  $   11.69
                                                                                       ---------
 Income from Investment Operations:
  Net Investment Income  ............................................................     (0.053)
  Net Gains or (Losses) in Securities (both realized and unrealized)  ...............      0.647
                                                                                       ---------
  Total from Investment Operations   ................................................      0.594
                                                                                       ---------
Less Distributions:
 Dividends from Net Investment Income   .............................................         --
 Distributions from Realized Gains   ................................................      0.054
                                                                                       ---------
Total Distributions   ...............................................................      0.054
                                                                                       ---------
Net Asset Value, End of Period ......................................................  $   12.23
                                                                                       =========
Total Return (1)                                                                            5.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)   ..........................................  $   7,182
 Ratio of Expenses to Average Net Assets # ..........................................       2.50%
 Ratio of Net Investment Income to Average Net Assets #   ...........................      (0.94%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets #       3.36%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #  ......      (1.80%)
Portfolio Turnover Rate  ............................................................
Commission rate per share   .........................................................

-------
(1) Total return figures do not include the effect of any sales load.
 * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated using average shares outstanding.


                       See notes to financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vista European Fund, Vista Southeast Asian Fund, Vista Japan Fund and Vista International Equity Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

International Equity Portfolio
Portfolio of Investments October 31, 1997

Shares     Issuer                                     Value
------------------------------------------------------------------
Long-Term Investments -- 81.7%
------------------------------------------------------------------
           Common Stock -- 81.1%
           ---------------------
           Australia -- 1.0%
            Banking -- 0.1%
    3,000   Commonwealth Bank of Australia             $    34,494
            Food/Beverage Products -- 0.4%
   72,000   Foster's Brewing Group Ltd.                    136,712
            Multi-Media -- 0.1%
    6,000   Publishing & Broadcasting Ltd.                  34,811
            Oil & Gas -- 0.4%
  168,000   Energy Equity Corp. Ltd.*                      121,690
                                                       -----------
           Total Australia                                 327,707
                                                       -----------
           Austria -- 3.3%
            Oil & Gas -- 2.2%
    2,505   OMV AG                                         356,161
    3,015   Schoeller-Bleckmann Oilfield
            Equipment AG                                   356,606
            Steel -- 1.1%
    4,640   Boehler -- Uddeholm AG                         332,726
                                                       -----------
           Total Austria                                 1,045,493
                                                       -----------
           Brazil -- 3.7%
            Telecommunications -- 2.3%
    7,100   Telecomunicacoes Brasileiras SA, ADR           720,650
            Utilities -- 1.4%
   20,500   Centrais Electricas Brasileiras SA-
            Electrobras, ADR                               446,277
                                                       -----------
           Total Brazil                                  1,166,927
                                                       -----------
           Finland -- 2.4%
            Electronics/Electrical Equipment -- 2.4%
    8,490   Nokia AB, Ser. A,                              740,941
                                                       -----------
           France -- 10.0%
            Appliances & Household Durables -- 1.1%
   15,990   Moulinex*                                      360,369
            Automotive -- 1.1%
    2,090   Equipment et Composants pour
             l'Industrie Automobile (ECIA)                 346,023


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                      Value
----------------------------------------------------------------
Long-Term Investments -- (continued)
----------------------------------------------------------------
             Banking -- 2.3%
    12,000   Banque Nationale de Paris               $   530,490
     3,450   Credit Commercial de France                 195,460
             Computer Software -- 1.1%
     4,300   Cap Gemini Sogeti SA                        341,421
             Oil & Gas -- 1.3%
     3,300   Societe National ELF-Aquitane               408,477
             Telecommunications -- 3.1%
     3,096   Alcatel Alsthom (Cie General El)            373,565
    15,650   France Telecom, SA*                         592,276
                                                     -----------
            Total France                               3,148,081
                                                     -----------
            Germany -- 7.0%
             Banking -- 1.8%
    13,500   Dresdner Bank AG                            551,963
             Capital Goods -- 0.9%
       700   Mannesmann AG                               295,540
             Consumer Products -- 1.1%
     2,300   Adidas AG, ADR#                             332,802
             Health Care/Health Care Services -- 1.7%
     4,500   Fresenius Medical Care AG*                  317,085
     4,000   Fresenius Medical Care AG, Preference
              Shares                                     227,339
             Machinery & Engineering
             Equipment -- 1.5%
     1,460   GEA AG, Preference Shares                   467,390
                                                     -----------
            Total Germany                              2,192,119
                                                     -----------
            Greece -- 0.5%
             Construction Equipment -- 0.5%
     3,190   Titan Cement Co., SA,                       155,618
                                                     -----------
            Hong Kong -- 0.3%
             Business Services -- 0.3%
    66,000   Cosco Pacific Ltd.                           76,829
             Real Estate Investment Trust -- 0.0%
     5,840   HKR International, Ltd.                       3,852
                                                     -----------
            Total Hong Kong                               80,681
                                                     -----------


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                      Value
--------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------
            Ireland -- 2.7%
             Construction Materials -- 1.3%
    34,180   CRH PLC                                     $   412,130
             Real Estate -- 1.4%
    70,269   Green Property PLC                              424,228
                                                         -----------
            Total Ireland                                    836,358
                                                         -----------
            Italy -- 3.0%
             Banking -- 0.9%
   100,000   Banco Ambrosiano Veneto SPA, RNC                282,669
             Consumer Products -- 1.0%
    30,000   CSP International Industria Calze
              SPA*                                           330,310
             Oil & Gas -- 1.1%
    60,000   Saipem SPA                                      340,372
                                                         -----------
            Total Italy                                      953,351
                                                         -----------
            Japan -- 13.9%
             Banking -- 1.2%
     6,600   Acom Co., Ltd.                                  361,944
             Consumer Products -- 2.1%
    25,000   KAO Corp.                                       348,982
     3,800   Sony Corp.                                      315,430
             Electronics/Electrical Equipment -- 5.3%
     2,700   Keyence Corp.                                   403,822
    19,000   Matsushita Electric Industrial Co., Ltd.        318,903
     8,000   Murata Manufacturing Co., Ltd.,                 321,728
     3,000   Rohm Company                                    296,635
     3,700   SMC Corp.                                       319,734
             Manufacturing -- 1.2%
    13,000   Fuji Machine Manufacturing Co.                  376,984
             Pharmaceuticals -- 1.2%
    11,000   Sankyo Co. Ltd.                                 362,858
             Photographic Equipment -- 1.0%
     9,000   Fuji Photo Film                                 326,049


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                 Value
---------------------------------------------------------------
Long-Term Investments -- (continued)
---------------------------------------------------------------
             Real Estate -- 0.9%
    22,000   Mitsubishi Estate Co., Ltd.           $   277,856
             Retailing -- 0.0%
       530   Fast Retailing Co., Ltd.                    9,909
             Telecommunications -- 1.0%
       370   Nippon Telegraph & Telephone Corp.        313,585
                                                   -----------
            Total Japan                              4,354,419
                                                   -----------
            Mexico -- 2.3%
             Diversified -- 1.4%
    58,329   ALFA, SA de CV, Class A                   428,511
             Financial Services -- 0.4%
    70,000   Grupo Financiero Banamex Accival, SA
              de CV (Banacci), Ser. B*                 138,414
             Home Building Construction -- 0.5%
     8,000   Corporacion GEO, SA de CV, Ser. B,
              ADR*                                     169,064
                                                   -----------
            Total Mexico                               735,989
                                                   -----------
            Netherlands -- 5.7%
             Banking -- 0.0%
         1   ING Groep NV                                   42
             Business Services -- 3.4%
    25,000   Brunel International NV*                  527,942
    16,200   Koninklijke Ahhrend Groep NV              539,861
             Computer Software -- 2.3%
    10,200   Baan Company, NV*                         722,380
                                                   -----------
            Total Netherlands                        1,790,225
                                                   -----------
            Poland -- 0.4%
             Banking -- 0.4%
     9,000   Bank Inicjatyw Gospodarczych BIG
              SA, GDR*                                 126,450
                                                   -----------
            Portugal -- 1.2%
             Telecommunications -- 1.2%
     9,025   Portugal Telecom SA*                      370,289
                                                   -----------
            Spain -- 1.9%
             Business Services -- 0.5%
    15,400   Prosegur, CIA de Seguridad SA             172,558


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

Shares      Issuer                                         Value
-------------------------------------------------------------------
Long-Term Investments -- (continued)
-------------------------------------------------------------------
            Construction -- 1.4%
    11,900  Fomento de Construcciones y
              Contratas SA                             $   437,650
                                                       -----------
            Total Spain                                    610,208
                                                       -----------
            Switzerland -- 4.4%
             Electronics/Electrical Equipment -- 1.4%
       260   SEZ Holding AG, Registered A Shares,          439,891
             Pharmaceuticals -- 3.0%
     1,080   Roche Holding AG                              948,701
                                                       -----------
            Total Switzerland                            1,388,592
                                                       -----------
            United Kingdom -- 17.0%
             Aerospace -- 1.3%
    15,360   British Aerospace PLC                         406,988
             Business Services -- 1.2%
    33,735   Delphi Group PLC                              389,226
             Diversified -- 1.8%
   139,286   Cookson Group PLC                             558,262
             Food/Beverage Products -- 1.2%
    58,240   Devro International PLC                       360,885
             Hotels/Other Lodging -- 1.2%
   160,340   Jarvis Hotels PLC*                            392,580
             Insurance -- 4.0%
   132,100   Royal & Sun Alliance Insurance Group
              PLC                                        1,266,054
             Oil & Gas -- 2.2%
    84,864   British-Borneo Petroleum Syndicate
              PLC                                          680,275
             Real Estate -- 1.6%
    58,600   MEPC PLC                                      510,524
             Shipping/Transportation -- 1.2%
    40,450   British Airport Authority PLC                 373,091
             Telecommunications -- 1.3%
    72,510   Vodafone Group PLC                            395,198
                                                       -----------
            Total United Kingdom                         5,333,083
                                                       -----------


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

Shares              Issuer                                     Value
--------------------------------------------------------------------------
Long-Term Investments -- (continued)
--------------------------------------------------------------------------
                    Venezuela -- 0.4%
                     Telecommunications -- 0.4%
        3,000        Compania Anonima Nacional
                      Telefonos de Venezuela (CANTV),
                      ADR                                      $   131,250
                                                               -----------
                    Total Common Stock                          25,487,781
                    (Cost $24,725,835)                         -----------

                    Warrants --
                    -----------
                    Malaysia -- 0.0%
                     Construction -- 0.0%
       60,000        Sunway Building Technology, Bhd.,
                       3.0% RULs (Redeemable,
                       Unsecured, Loan Stock)                       12,599
       21,000        Sunway Building Technology, Bhd.,
                      attached to RULs, Expires
                      07/11/01                                       5,985
                                                               -----------
                    (Cost $24,077)                                  18,584
                                                               -----------
     Principal
      Amount
       (USD)
                    Corporate Notes & Bonds -- 0.6%
                    -------------------------------
                    France -- 0.0%
                     Banking -- 0.0%
    $  15,840        Societe Generale, 3.5%, 01/01/00                3,420
                                                               -----------
                    Germany -- 0.0%
                     Automotive -- 0.0%
        8,800        Daimler Benz AG, 5.75%, 06/14/02                6,584
                                                               -----------
                    Poland -- 0.6%
                     Electronics/Electrical Equipment -- 0.6%
      304,000        Elektrim Spolka Akcyjna SA, 05/30/04          174,241
                                                               -----------
                    Total Corporate Notes & Bonds                  184,245
                    (Cost $203,593)
  ------------------------------------------------------------------------
                    Total Long-Term Investments                 25,690,610
                    (Cost $24,953,505)
  ------------------------------------------------------------------------


                       See notes to financial statements.

International Equity Portfolio
Portfolio of Investments October 31, 1997 (continued)

 Principal
  Amount
  (USD)      Issuer                               Value
-----------------------------------------------------------
Short-Term Investments -- 0.4%
-----------------------------------------------------------
             U.S. Treasury Securities -- 0.4%
  $120,000    U.S. Treasury Bill, 11/13/97      $   118,457
             (Cost $118,457)
-----------------------------------------------------------
             Total Investments -- 82.1%         $25,809,067
             (Cost $25,071,962)
-----------------------------------------------------------

# -- Security may only be sold to qualified institutional buyers.
* -- Non income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depositary Receipt.


                       See notes to financial statements.

Statement of Assets and Liabilities October 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investment securities, at value (Note 1) .....................    $25,809,067
  Cash .........................................................      4,800,902
  Foreign cash (Cost $792,428) .................................        792,237
  Receivables:
   Investment securities sold  .................................        335,319
   Interest and dividends   ....................................         77,974
  Other assets  ................................................          2,667
                                                                    -----------
     Total assets  .............................................     31,818,166
                                                                    -----------
LIABILITIES:
  Payable for investment securities purchased ..................        131,469
  Payable for open forward currency contracts ..................        191,657
  Accrued liabilities: (Note 2)   ..............................
   Custodian ...................................................          6,725
   Other  ......................................................         76,739
                                                                    -----------
     Total Liabilities   .......................................        406,590
                                                                    -----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS  ......    $31,411,576
                                                                    ===========
  Cost of Investments ..........................................    $25,071,962
                                                                    ===========

                       See notes to financial statements.

Statement of Operations For the year ended October 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend   ..........................................  $  558,472
  Interest   ..........................................      41,475
  Foreign taxes withheld ..............................     (66,777)
                                                         ----------
   Total investment income  ...........................     533,170
                                                         ----------
EXPENSES: (Note 2)
  Investment Advisory fees  ...........................     325,433
  Administration fees .................................      16,272
  Custodian fees   ....................................      51,020
  Amortization of organization costs (Note 1) .........      11,516
  Professional fees   .................................     187,561
  Trustees fees .......................................         497
  Other   .............................................      20,923
                                                         ----------
    Total expenses ....................................     613,222
                                                         ----------
Less amounts waived   .................................     341,705
Less expenses borne by the Administrator   ............      11,171
                                                         ----------
   Net Expenses .......................................     260,346
                                                         ----------
    Net investment income   ...........................     272,824
                                                         ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
  Investments   .......................................     859,928
  Futures transactions   ..............................      70,551
  Foreign currency transactions   .....................     270,106
  Change in net unrealized appreciation/depreciation on:
    Investments  ......................................     201,421
    Foreign currency contracts and transactions   .....    (201,029)
                                                         ----------
Net realized and unrealized gain (loss) ...............   1,200,977
                                                         ----------
Net increase in net assets from operations ............  $1,473,801
                                                         ==========

                       See notes to financial statements.

Statement of Changes in Net Assets For the year ended October 31, 1997
--------------------------------------------------------------------------------


                                                         1997               1996
                                                      -------------      -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income   ........................    $     272,824      $   405,376
  Net realized gain (loss) on investments, futures
   and foreign currency transactions  ............        1,200,585        3,618,264
  Change in net unrealized appreciation/
   depreciation on investments, futures and
   foreign currency transactions   ...............              392       (2,439,963)
                                                      -------------      -----------
  Increase in net assets from operations .........        1,473,801        1,583,677
                                                      -------------      -----------
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:
  Contributions  .................................       21,249,906       20,400,056
  Withdrawals ....................................      (23,632,110)     (24,033,082)
                                                      -------------      -----------
  Net (decrease) from transactions in investors'
   beneficial interests   ........................       (2,382,202)      (3,633,026)
                                                      -------------      -----------
    Net (decrease) in net assets   ...............         (908,401)      (2,049,349)
NET ASSETS:
  Beginning of year ..............................       32,319,977       34,369,326
                                                      -------------      -----------
  End of year ....................................    $  31,411,576      $32,319,977
                                                      =============      ===========

                       See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies -- International Equity Portfolio (the "Portfolio") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the Laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio. The Portfolio commenced operations on December 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Portfolio:

   A. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

   C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

   D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

     1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

--------------------------------------------------------------------------------

     2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.


   E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   The Portfolio invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of long futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the contract.

   The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   As of October 31, 1997, the Portfolio had no outstanding futures contracts.

   F. Written Options -- When the Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   The Portfolio writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   As of October 31, 1997, the Portfolio had no outstanding written options.

   G. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

   H. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Portfolio have been deferred and are being amortized

--------------------------------------------------------------------------------

   on a straight-line basis over a sixty month period beginning at the commencement of operations of the Portfolio.

   I. Federal Income Taxes -- The Portfolio intends to continue to qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2. Fees and Other Transactions with Affiliates

   A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor") acts as the Investment Advisor to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the year ended October 31, 1997, the Advisor waived all of its fees for the Portfolio.

   Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

   B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

   C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the year ended October 31, 1997, the Administrator waived all of its fees for the Portfolio.

3. Investment Transactions -- For the year ended October 31, 1997, purchases and sales of investments (excluding short-term investments) were as follows:



Purchases (excluding U.S. Government)  ......    $59,966,089
Sales (excluding U.S. Government)   .........     64,347,147

The portfolio turnover rate of IEP for the year ended October 31, 1997, was 198.59%. The average commission rate per share was $0.0276.

4. Open Forward Foreign Currency Contracts -- The following forward foreign currency contracts were open at October 31, 1997.

--------------------------------------------------------------------------------


                              Delivery                                              Net
                                Value                                 Market     Unrealized
                               (Local        Cost     Settlement       Value     Gain (Loss)
                              Currency)     (USD)        Date          (USD)        (USD)
                             -----------  ----------  ----------    ----------   ------------
Purchases
Hong Kong Dollar   .........    542,000   $   70,094   11/03/97     $   70,058   $      (36)
Sales
German Deutsche Mark  ......  3,540,000   $1,931,893   11/14/97     $2,054,681   $ (122,788)
German Deutsche Mark  ......  2,600,000    1,446,936   11/14/97      1,509,088      (62,152)
Malaysian Ringgit  .........    780,000      227,008   11/04/97        233,689       (6,681)

5. Retirement Plan -- The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1997, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $335 and $839, respectively.

6. Foreign Cash Positions

                                                                      Net
                                                        Market     Unrealized
                                 Local        Cost      Value     Gain (Loss)
           Currency             Currency     (USD)      (USD)        (USD)
------------------------------ ----------   --------   --------   -----------
Australian Dollar ............     31,043   $  2,492   $  2,559    $     67
Austrian Schilling   .........        409        298        288         (10)
British Pound Sterling  ......     60,253     97,871    101,045       3,174
Deutsche Mark  ...............    852,592    494,204    494,457         253
French Franc   ...............     80,538     13,499     13,962         463
Greek Drachma  ............... 33,671,222    122,188    123,410       1,222
Hong Kong Dollar  ............     18,558      2,400      2,400           0
Indonesian Rupiah ............    961,005        283        267         (16)
Italian Lira   ...............  1,259,431        739        744           5
Japanese Yen   ...............    881,469      7,230      7,324          94
Malaysian Ringgit ............        120         36         36           0
Philippine Peso   ............     72,126      2,110      2,035         (75)
Portuguese Escudo ............    372,100      2,068      2,116          48
Singapore Dollar  ............         26         17         17           0
Thai Baht   ..................  1,677,636     46,993     41,577      (5,416)
                                            --------   --------    --------
                                            $792,428   $792,237    $   (191)
                                            ========   ========    ========

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of
International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of International Equity Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 17, 1997

                                   Unaudited

Vista European Fund
Vista Southeast Asian Fund
Vista Japan Fund
Vista International Equity Fund
--------------------------------------------------------------------------------

Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1997. The information and distributions reported in this letter may differ from the information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1997. The information necessary to complete your income tax returns for the calendar year ending December 31, 1997 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997.

The following represents the source and percentage of income earned from government obligations by the Funds:


                                                                                  Long-Term Capital Gains
      Vista Fund         U.S. Treasury Obligations     Federal Home Loan Bank      Distribution Per Share
--------------------     -------------------------     ----------------------     -----------------------
European                               --                          --                     $ 0.850
Southeast Asian                     17.01%                         --                       0.650
Japan                                0.92%                         --                          --
International Equity                 2.06%                       0.07%                       0.52

Vista Service Center
P.O. Box 419392
Kansas City, MO 64179

Investment Adviser, Administrator,
Shareholder and Fund Servicing Agent
and Custodian
The Chase Manhattan Bank

Distributor
Vista Fund Distributors, Inc.

Transfer Agent
DST Systems, Inc.

Legal Counsel
Simpson Thacher & Bartlett

Independent Accountants
Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista
Fund Distributors, Inc. which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the Funds.
It is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by a prospectus.

To obtain a prospectus for any of the Vista
Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


                                                                    VINTL-2-1297